[Logo of Marshall Funds]

The Marshall Funds Family

Semi-Annual Report

The Investor Class of Shares

(Class Y)

  Marshall Equity Income Fund
  Marshall Large-Cap Growth & Income Fund
  Marshall Mid-Cap Value Fund
  Marshall Mid-Cap Growth Fund
  Marshall Small-Cap Growth Fund
  Marshall International Stock Fund
  Marshall Government Income Fund
  Marshall Intermediate Bond Fund
  Marshall Intermediate Tax-Free Fund
  Marshall Short-Term Income Fund
  Marshall Money Market Fund

FEBRUARY 28, 2003

President's Message	1
Commentaries
Marshall Equity Income Fund	2
Marshall Large-Cap Growth & Income Fund	4
Marshall Mid-Cap Value Fund	6
Marshall Mid-Cap Growth Fund	8
Marshall Small-Cap Growth Fund	10
Marshall International Stock Fund	12
Marshall Government Income Fund	14
Marshall Intermediate Bond Fund	16
Marshall Intermediate Tax-Free Fund	18
Marshall Short-Term Income Fund	20
Marshall Money Market Fund	22
Financial Information
Portfolio of Investments	24
Marshall Equity Income Fund	24
Marshall Large-Cap Growth & Income Fund	26
Marshall Mid-Cap Value Fund	28
Marshall Mid-Cap Growth Fund	30
Marshall Small-Cap Growth Fund	32
Marshall International Stock Fund	33
Marshall Government Income Fund	35
Marshall Intermediate Bond Fund	36
Marshall Intermediate Tax-Free Fund	39
Marshall Short-Term Income Fund	42
Marshall Money Market Fund	45
Notes to Portfolio of Investments	48
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets	54
Financial Highlights	58
Notes to Financial Statements	60

[Logo of Marshall Funds]

Dear Marshall Fund Shareholder:

Good relative performance of your mutual fund investments can provide only so much comfort. A top-ranked fund with a negative return still feels like another step away from the accomplishment of your financial goals. Our higher-net-worth and institutional clients are hearing the siren songs of hedge funds and other alternative investments. Cash investments are at all time highs despite negative returns after inflation and taxes. Even IRA account owners are looking at annuity solutions for the allusive panacea of investing: stable, long-term, high, positive returns. In other words, markets that only go up dramatically without risk.

We do not offer such panaceas at the Marshall Funds or at its adviser, M&I Investment Management Corp. Allow us to provide some perspective on our commitment to the use of mutual funds in fully diversified portfolios.

Each senior officer of M&I Investment Management Corp. has almost 25 years of investment industry experience. We were front row observers of the Savings & Loan debacle that cost U.S. taxpayers over $200 billion. We followed the real estate joint venture craze all the way to its current penny-on-the-dollar trading on the internet. We watched the granddaddy of all hedge funds, Long-Term Capital Management, and its "orderly liquidation" by the Federal Reserve Board.

We take no glee in watching these disasters; the ripples to us as taxpayers and investors were rough waters, to say the least. We also believe that alternative investments and annuities can be appropriate in the right circumstances, with a complete understanding of benefits and risks, and if you are charged a fair price.

We are puzzled, however, that after six decades of outstanding service to investors in all kinds of market environments, the mutual fund industry continues to be challenged to make its case to U.S. investors. Recent criticisms include concerns over security turnover and sales charge breakpoints.

Security turnover in many equity portfolios has been increasing, raising concerns about the cost of trading more often. The primary reason for the high levels of turnover has been the record level of market volatility. Since the Marshall Funds use no affiliated broker-dealer to execute our trades, we have no built-in bias to increase trading. In fact, our Fund Managers have an incentive to minimize all costs to the Funds. Trading commissions directly affect the net performance of every Fund, and every Fund Manager's compensation is based on their net performance. As a result, every Marshall Fund Manager and every Marshall Fund shareholder is on the same side, focused on maximizing the Funds' total return.

Sales charge breakpoints relate solely to the Advisor Class of shares sold by M&I Brokerage Services. Clients with larger purchases receive breakpoints (discounts) on the shares purchased with the advice of an adviser. Recent, industry-wide, regulatory examinations reveal that some customers did not always receive the full amount of the breakpoint earned. We are pleased that no such errors were identified with any of our clients and are confident that the errors identified in the industry will be corrected soon. While the precise calculation of discounts is receiving great attention in the industry, we wonder why the lack of breakpoints for investment products similar to mutual funds is not receiving comparable regulator or media attention.

We hope you fully appreciate the reasons the mutual fund industry has grown substantially over 60 years. We also hope you fully appreciate the reasons Marshall Funds have grown to almost $6 billion over 10 years. Each Marshall Fund provides you with a clearly defined, true-to-style investment strategy that fits well with a broadly diversified asset allocation strategy. Each is led by an experienced, professional investment management team. Each has an expense ratio that is at or below the median for its respective mutual fund category. Each enjoys the full disclosure and regulatory oversight applied to the entire mutual fund industry.

As always, thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser
President

Semi-Annual Report--Commentary

Fund Manager:	David J. Abitz, CFA
Investment Experience:	9 years
Education:	M.B.A. degree, University of Wisconsin-Madison; B.B.A., University of Wisconsin-Oshkosh
Analysts:	Daniel P. Brown, CFA and Kenneth E. Mayer

Marshall Equity Income Fund

Fund Performance

For the six-months ended February 28, 2003, the Fund's total return was (9.19)%.* In comparison, the Standard & Poor's 500 Index (S&P 500) returned (7.29)%, while the Lipper Equity Income Funds Index (LEIFI) returned (8.30)%.**

Factors Affecting Performance

Over the past six months, investors have absorbed a wide spectrum of news and events, both positive and negative. For the most part, this has lead to a greater level of uncertainty in terms of the direction of the economy and financial markets and of a generally downward trending market environment. Factors include the accommodative monetary policy by the Federal Reserve Board (the "Fed"), a White House stimulus package, and generally growing cash reserves by Corporate America. Negative factors include growing geopolitical risks around the world, higher energy prices, and fairly lackluster economic numbers so far in this recovery.

The Fund's performance was enhanced due to its holdings within the telecommunication services group. In addition, the Fund benefited from its holdings within the energy sector as investors gravitated somewhat towards this group due to the low inventory levels and rumors of war. Conversely, the Fund's holdings within the consumer discretionary group posted poor results. During this time period, the stocks within this group were hindered as the market began to digest the declining consumer confidence numbers and the impact that might have on consumer spending. Finally, the utility sector also struggled as several of these companies continue to work down excess debt levels and seek to improve liquidity through asset sales and capital issuance.

Looking Ahead

Investor confidence has been strained due to challenges on both the economic and geopolitical front. However, we continue to feel confident in our disciplined, value-oriented approach and strongly believe investors will be rewarded for their patience through this challenging period. A key centerpiece to our approach is avoiding the emotions and opinions that seem desirable in the short run, but often prove costly over the long haul. We will continue our emphasis of owning well-established companies, which pay above average dividend yields.

As we have mentioned in the past, dividend income is not subject to investor emotions, market cycles, or other biases of the environment. Given the lessons from the past three years, investor expectations have declined to more realistic levels. The market volatility has reminded investors of the importance of the dividend as an important and more reliable component of total return.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Semi-Annual Report--Commentary

Fund Manager:	Mary Linehan
Investment Experience:	14 years
Education:	M.B.A. degree, Marquette University; B.B.A. University of North Dakota

Marshall Large Cap Growth and Income Fund

Fund Performance

For the six-months ended February 28, 2003, the Fund's total return was (10.15)%.* For the same reporting period the Standard & Poor's 500 Index (S&P 500) returned (7.29)% and the Lipper Large-Cap Core Funds Index (LLCCFI) returned (7.48)%.**

Factors Affecting Performance

For the six month reporting period, the market remained extremely volatile. The market as measured by the S&P 500, bottomed early in October and moved higher over the subsequent seven weeks. The rally was lead by low priced, high beta, beaten up equities. The rally came to an end quickly in early December when a disappointing economic report finally tipped the market over. December, which has usually been the best performance month of the year for the S&P 500, turned in its worst performance in 70 years. The market, continuing its pattern of the last two years, had a sharp move up at the start of the year, but quickly gave it all back and then some by the end of February. This reporting period has also been marked by an unusually high level of political uncertainty with Iraq, the Middle East, and most recently North Korea taking center stage.

Several sectors accounted for the disappointing relative performance of the Fund. The three most disappointing sectors were financials, healthcare, and consumer discretionary, almost entirely from specific stocks rather than from overweighting or underweighting the sector. The financial area returned the weakest performance with the Fund's financial holdings down 13.7% versus the financial holdings in the S&P down only 9.6%. The healthcare sector was our second weakest sector. The Fund's largest healthcare holding, HCA, was hit when negative news came out on one of its competitors. The competitor's problems remain specific to that name and HCA continues to be one of the Fund's largest holdings. Finally, the Fund's industrial holdings were very strong relative to the sector average and the overweight position helped as well. The Fund also did well in the information technology area despite its underweight position relative to the sector.

Certain shifts in the portfolio occurred with the change in managers as of January. Concentrated telecommunication services and energy holdings were reduced and additional securities were purchased to broaden the exposure to those sectors. Exposure to the financial sector was reduced overall. Finally, certain other securities were sold to reposition the portfolio into holdings with more upside potential in advance of an improving economy.

Looking Ahead

Looking forward, with war looming, oil prices surging, and consumer confidence sagging, there is real risk that the economy stays soft for a prolonged period of time. However, we continue to believe that earnings growth will come in 2003, albeit at a very moderated level. Businesses continue to improve their balance sheets and corporate earnings appear to be the most realistic in 3 to 4 years. The Fund remains underweight in the consumer discretionary and staples areas, where the valuations appear to be full. Selective names will be added in the information technology area, but only when we believe valuations have bottomed. The energy area remains overweight because of the recent positive relative earnings revisions and what we believe to be a favorable fundamental outlook.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 and the LLCCFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Semi-Annual Report--Commentary

Fund Manager:	Matthew B. Fahey
Investment Experience:	22 years
Education:	M.B.A. degree, Marquette University; B.B.A. University of Wisconsin-Milwaukee
Analyst:	Gregory S. Dirkse

Marshall Mid-Cap Value Fund

Fund Performance

For the six-months ended February 28, 2003, the Fund's total return was (5.93)%.* For the same reporting period the Russell Midcap® Value Index (RMCVI) returned (7.96)%, while the Lipper Mid-Cap Value Funds Index (LMCVFI) returned (7.21)%.**

Factors Affecting Performance

Stock prices generally bottomed in early October, and were aided by an interest rate cut by the Federal Reserve Board (the "Fed") in November and faint signs that the economy was stabilizing. December, usually a strong month for equities, showed one of its worst performances in recent history falling approximately 6%. The first two months of the calendar year each showed negative returns, although smaller in magnitude compared to December. Historically high energy prices, uncertainty in Iraq and North Korea, and profit taking from the October lows contributed to a poor ending to the reporting period.

The Fund's outperformance compared to its benchmarks was derived through a combination of stock selection, and to some degree sector selection. The Fund held underweight positions relative to the RMCVI in consumer discretionary and financials sectors, both of which were weak groups during the reporting period. Energy holdings which represent a slight overweight position in the Fund were on average up double-digits, which was greater than the average energy stock. Telecommunication services holdings Alltel (1.22)% and Citizens Communications (1.89)% showed positive returns, while the telecommunication services sector as a whole generated negative returns. Overweight positions in the industrial and material sectors detracted from performance. Several industrial and material holdings experienced double-digit declines, many due to reduced earning expectations on higher pension, insurance, and energy costs. Transportation holdings CSX (1.98)% (railroad) and Swift Transportation (1.73)% (trucking) were down due to higher fuel costs and slow economic activity. Surprising to many, the best performing sector (ex energy) was the information technology group. The sector was down low single-digits as many of the companies in the group experienced a stabilization in fundamentals and many of the stocks had been beaten down to attractive levels. The Fund held an overweight position in the sector, although the stock selection limited performance as the average holding was down more than the sector average.

Looking Ahead

Our continued strategy is to look for strong companies whose stock has temporarily fallen out-of-favor due to company specific issues, industry concerns, or general macro factors. We must then be convinced of two factors: that the company is financially strong through its balance sheet and cash flow to support the business until it is repaired, and that the company will overcome its current issues and will remain only temporarily out-of-favor.

In general, the portfolio is built by buying one stock at a time, rather than broad sweeping purchases of stocks based on their economic sector. We currently hold less consumer related stocks than index averages because we are not finding compelling valuations in that sector. Many of these stocks have performed well recently and do not appear to represent good value. Our underweight in financials has been driven by a lack of faith in the earnings estimated for many constituents of the sector. Falling interest rates have benefited the sector over the last several years and that does not seem sustainable to us. Our overweight position in industrial and basic material holdings has not produced desirable results. While our holdings generally have good valuation support, a slowing economy could pressure earnings growth and make it difficult for these stocks to improve in the near-term. Nonetheless, we believe these stocks will have their day in the sun.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The RMCVI, LMCVFI and the S&P 400 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The RMCVI, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective category indicated. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. Stock market. The Fund has elected to change the benchmark index from the S&P 400 to the RMCVI. The RMCVI is more representative of the securities typically held by the Fund. This change was effective January 1, 2003.

Semi-Annual Report--Commentary

Fund Manager:	Michael D. Groblewski, CFA
Investment Experience:	11 years
Education:	M.B.A. degree, Syracuse University; B.B.A. University of Wisconsin-Madison
Analyst:	Kenneth S. Salmon

Marshall Mid-Cap Growth Fund

Fund Performance

For the six months ended February 28, 2003, the Fund provided a total return of (0.86)%.* In comparison, the Russell Midcap® Growth Index (RMCGI) returned (1.36)% and the Lipper Mid-Cap Growth Funds Index (LMCGFI) returned (4.75)%.**

Factors Affecting Performance

U.S. equity markets remain under a cloud of uncertainty. The threat of military action against Iraq and diplomatic tensions with North Korea have driven domestic investors from equities toward short term fixed income securities. These concerns paired with a weak dollar have resulted in foreign investors also leaving the U.S. market. The same cloud that has depressed equity markets has muted the economic recovery. Uncertainty has resulted in corporate and consumer spending delays. Additionally, higher energy prices driven by Middle East tensions and Venezuelan strikes, threaten to further slow the economic recovery.

The silver lining in our minds, is the resulting low interest rate environment. Consumers have significantly lowered cost structures by refinancing their homes, as 30 year fixed rates have reached 40 year lows. Additionally, corporate America has repaid debt through a combination of cash flow and securing lower rate fixed debt. Therefore, we are encouraged as stronger consumer and corporate balance sheets should set the stage for a stronger economic recovery once the current geopolitical concerns are put to rest.

Significant energy and healthcare positions, along with select information technology holdings allowed the Fund to beat the indexes over the past six months. In healthcare, Biovail was our most notable gainer. The pharmaceutical maker increased 38% in the reporting period and remains our largest healthcare holding. In information technology, wireless semiconductor manufacturer Skyworks appreciated 190% by the end of November. Skyworks remains in the portfolio, however we used the opportunity in late fall to sell approximately two thirds of our position.

Looking Ahead

The U.S. economy appears to be on the road to recovery, even if the precise timing or pace is not entirely clear. However, we will continue to keep a close eye on unemployment as it is the single factor that concerns us the most and could have the greatest dampening effect. Once the geopolitical concerns are behind us, we believe the strength of the recovery should become more apparent.

In anticipation of a slow, steady economic recovery, we continue to favor economically sensitive sectors. Therefore, consumer discretionary names continue to represent a large part of the portfolio. Additionally, we have added to our information technology holdings, as we believe the recent Federal Budget delay has allowed us the opportunity to increase our position in the government information technology sector at attractive prices.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The RMCGI, LMCGFI and the S&P 400 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The Fund has elected to change the benchmark index from the S&P 400 to the RMCGI. The RMCGI is more representative of the securities typically held by the Fund. This change was effective January 1, 2003.

Semi-Annual Report--Commentary

Fund Manager:	Sean McLeod, CFA
Investment Experience:	6 years
Education:	M.S. and B.B.A. degree, University of Wisconsin-Madison
Analyst:	Robert S. McDougall, CFA

Marshall Small-Cap Growth Fund

Fund Performance

For the six months ended February 28, 2003, the Fund provided a total return of (5.26)%.* This exceeded the return of the Russell 2000 Growth Index (Russell 2000 GI) of (5.55)%, and the Lipper Small Cap Growth Funds Index (LSCGI) of (6.57)%.**

Factors Affecting Performance

Market sentiment changed quite dramatically during the previous six months. During the month of September, fears of a double dip recession, rising oil prices and poor consumer sentiment had sent many investors to the sidelines with the Russell 2000 GI down over 7%. Although we performed in line with the index during the month of September, we spent much of the month repositioning the portfolio to benefit from an improving economy by increasing our consumer discretionary, energy and information technology exposure with holdings including Outback Steakhouse (OSI), Horizon Offshore (HOFF), and Skyworks (SWKS) respectively. This strategy worked well during October and November when renewed optimism about an improving economy in 2003 sent the Russell 2000 GI up over 15% and the Fund over 20%. By December however, sentiment had begun to change as an impending war, fear of terrorism, and rising oil prices began to take a toll on investor psychology. From December through February the Russell 2000 GI declined 12%, w hile the Fund, still overweight in economically sensitive sectors, was down over 15%.

Looking Ahead

Fear of the unknown will, in all likelihood, continue to pressure equity valuations until there is resolution to the issues of the day--namely Iraq, North Korea, and the fear of impending terrorism. In times of uncertainty, investors tend to ascribe overly high probabilities to worse case scenarios. In the end, the worse case scenario rarely happens, and the equity market typically responds favorably. We feel this situation will be similar. Once there is some clarity as to how things will be resolved, we feel the market will appreciate, after which, we hope that stock valuations will once again rely upon underlying business fundamentals.

The Fund is positioned to take advantage of an economic rebound, as evidenced by our overweight positions in both consumer cyclicals and technology. In spite of increasing unemployment levels and the slump in corporate profitability, U.S. consumers continued to spend strongly throughout 2002. We remain confident that the U.S. consumer will continue to spend as the economy improves, leading to accelerating growth in revenue and earnings for these companies. The Fund also has recently increased its weighting in technology stocks. Investors had already become impatient with the pace of fundamental improvement in this group even before the current geopolitical concerns. This combination of negative events has, in our opinion, created a number of good buying opportunities in the group.

We continue to invest in sectors benefiting from attractive secular trends, and in companies with lasting competitive advantages, strong balance sheets, and good management teams. In addition, our sensitivity to stock valuations remains a major factor in our decision to over or underweight certain sectors. This approach has proven effective in 2001 and 2002, and we believe this discipline will again be an important factor for investors in 2003. We believe prudent investments in smaller-capitalization, growth-oriented stocks may result in strong long-term risk-adjusted returns.

*Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The Russell 2000 GI, LSCGI and the Russell 2000 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The Russell 2000 GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Inc., as falling into the respective categories indicated. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. The Fund has elected to change the benchmark index from the Russell 2000 to the Russell 2000 GI. The Russell 2000 GI is more representative of the securities typically held by the Fund. This change was effective January 1, 2003.*** Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

† The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain diversification requirements and investment restrictions imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been subject to those restrictions registered under the 1940 Act, the performance may have been adversely affected.

Semi-Annual Report--Commentary

Fund Manager:	Daniel R. Jaworski, CFA
Investment Experience:	14 years
Education:	M.B.A. degree, University of Minnesota; B.A. Concordia College
Analyst:	BPI Global Asset Management Team

Marshall International Stock Fund

Fund Performance

For the six months ended February 28, 2003, the Fund provided a total return of (15.15)%.* In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) returned (11.04)% while the Lipper International Funds Index (LIFI) returned (11.04)%.**

Factors Affecting Performance

International equity markets vacillated over the last six months. We witnessed a significant sell-off last September, which was followed by an October-November rally and then three successive months of negative returns in December, January and February. Stimulative actions taken by governments and central banks during this span were unable to override investor concerns about the pace of economic recovery and geopolitical matters such as the conflict with Iraq. All major industrial sectors and geographic regions generated negative returns for the trailing six-month reporting period.

The primary factors contributing to the Fund's relative underperformance during this reporting period were its holdings in the telecommunication services and consumer discretionary sectors. In the telecommunication services sector, the Fund's holdings underperformed primarily because of the strong performance of several large European telecommunications companies which did not meet our buy criteria and the Fund did not hold. The stock prices of these highly-leveraged, lower-quality entities rose dramatically during the fourth quarter of 2002 on news that France Telecom would receive virtually unconditional loans from the government to sustain its operations for the near term. Effectively, the bankruptcy discount that had previously been built into the prices of these stocks went away. In the consumer discretionary sector, the Fund's stakes in companies such as video game software producer Sega in Japan, and media concern Pearson PLC in the United Kingdom detracted from performance.

On the positive side of the ledger, the Fund benefited from the performance of its holdings in the energy and materials sectors. In energy, the Fund held a significant position in YUKOS, a fully integrated oil-and-gas company headquartered in Moscow, Russia. We continue to believe that this company is a good long-term investment because of its vast oil reserves, low production costs, attractive valuation and new shareholder-friendly management team. In materials, iron ore producer Companhia Vale Do Rio Doce in Brazil, and paper producer, Sappi Ltd. in South Africa also contributed positively to Fund performance. In the aggregate, the Fund's holdings in emerging market stocks benefited performance more than any other region of the world.

Looking Ahead

On a sector basis we have increased exposure to the financials, information technology, telecommunication services and energy groups. We have identified several companies within these areas that have improving fundamentals and are taking market share from the weaker players in their respective industries. The source of funds for these purchases has come predominantly from sales of stocks in the consumer discretionary sector, where several company price targets were reached as fundamentals appeared to have hit a plateau. Our underweight positions in the healthcare, consumer staples, and utilities sectors remain intact. However, the valuations and business fundamentals are becoming more attractive in the healthcare group. We are looking to increase our exposure to this area as we find quality companies selling at discounts to their global industry peers.

Geographically the Fund remains underweight Japan and Europe, with the balance invested primarily in developing markets. We continue to identify attractive opportunities in markets such as Korea, Mexico, Brazil, Russia and Israel.

GROWTH OF AN ASSUMED $10,000 INVESTMENT

$25,000
$20,000
$15,000
$10,000
$5,000
9-94
2-95
8-95
2-96
8-96
2-97
8-97
2-98
8-98
2-99
8-99
2-00
8-00
2-01
8-01
2-02
8-02
2-03
$10,800
$10,708
$9,303
Marshall International Stock Fund***
Lipper International Funds Index (LIFI)
Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE)

This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from inception on September 1, 1994 to February 28, 2003, compared to the EAFE and the LIFI.** The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

AVERAGE ANNUAL TOTAL RETURNS*

As of 2/28/03

	Fund	EAFE	LIFI
6-months (cumulative)	(15.15)%	(11.04)%	(11.04)%
1-year	(21.24)%	(17.46)%	(17.21)%
3-year	(22.05)%	(17.95)%	(17.96)%
5-year	(5.71)%	(6.19)%	(4.60)%
Since Inception (9/1/94)	0.91%	(0.85)%	0.95%

COUNTRY ALLOCATIONS

(As a % of net assets)

	2/28/03	8/31/02
Belgium	0.0%	1.5%
Finland	1.9%	1.9%
France	6.4%	10.5%
Germany	5.5%	5.1%
Ireland	3.1%	3.0%
Italy	5.0%	4.9%
Netherlands	4.4%	6.3%
Spain	3.8%	0.0%
Sweden	5.0%	4.3%
Switzerland	10.8%	7.2%
United Kingdom	21.1%	24.0%
Total Europe	67.0%	68.7%
Hong Kong	0.7%	1.5%
Japan	8.6%	12.4%
Korea, Republic of	4.6%	5.4%
Singapore	1.1%	0.3%
Taiwan	0.0%	0.5%
Total Asia	15.0%	20.1%
Canada	1.6%	1.7%
Israel	1.6%	0.0%
Other	13.3%	10.1%
Total Other	16.5%	11.8%
Cash & Cash Equivalents	3.1%	0.5%
Other Net Asset and Liabilities	(1.6)%	(1.1)%
	100.0%	100.0%

SECTOR DIVERSIFICATION

(As a % of net assets)

	2/28/03	8/31/02
Consumer Discretionary	8.9%	24.2%
Consumer Staples	7.2%	6.3%
Energy	10.5%	7.6%
Financials	28.4%	20.9%
Healthcare	6.0%	7.6%
Industrials	8.5%	10.9%
Information Technology	12.2%	4.5%
Materials	6.0%	9.7%
Telecommunication Services	8.8%	6.7%
Utilities	2.0%	2.2%
Cash & Cash Equivalents	3.1%	0.5%
Other Net Assets and Liabilities	(1.6)%	(1.1)%
	100.0%	100.0%

TEN LARGEST STOCK HOLDINGS

(As a % of net assets)

Security	2/28/03
Nestle SA	2.76%
ENI SpA	2.61%
YUKOS, ADR	2.55%
Bank of Ireland	2.55%
Samsung Electronics Co.	2.45%
Novartis AG	2.43%
Vodafone Group PLC	2.34%
UBS AG	2.34%
Adidas-Saloman AG	2.27%
Swiss Re	2.09%
	24.39%

** The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

*** International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Semi-Annual Report--Commentary

Fund Manager:	Jason D. Weiner, CFA
Investment Experience:	13 years
Education:	B.S. degree, Marquette University
Analyst:	Salvadore D. Amato

Marshall Government Income Fund

Fund Performance

For the semi-annual period ended February 28, 2003, the Fund provided a total return of 2.28%.* In comparison, the Lehman Brothers Mortgage-Backed Securities Index (LMI) returned 3.01% while the Lipper U.S. Mortgage Funds Index (LUSMI) returned 2.67%.**

Factors Affecting Performance

Interest rates approached historic lows as a result of a difficult market environment caused by increased geopolitical and economic uncertainty. Bond investors were once again rewarded with solid returns over the last six months. Mortgage-backed securities (MBS) performed surprisingly well over this period as investors favored these securities given their high quality and attractive yields regardless of the inherent prepayment risk associated with them. The Fund's emphasis on call-protected securities as well as MBS added to portfolio performance by allowing us to benefit more directly from declining interest rates during this tumultuous period of time.

Looking Ahead

The mortgage market currently faces the potential of a significant increase in prepayment risk as rates have plummeted to generational lows. Record refinancing activity combined with an exceptionally strong housing market typically results in meaningful underperformance for mortgage securities. However, we believe mortgages will continue to perform well as demand from investors, particularly banks, will lend support to valuations. In addition, mortgage investors have grown accustomed to spikes in prepayment speeds and have adapted accordingly by developing sound methodologies to analyze these types of risk.

We remain committed to our predominant allocation to mortgage securities due to their compelling yields in today's historically low interest rate environment. Our emphasis will be to maintain good representation across the mortgage sector for the purpose of diversification. Selectivity will be of heightened importance as we focus on opportunistically enhancing yield and overall total return. Additionally, we will focus on mortgage securities with defensive characteristics as we expect interest rates will rise modestly from their historic lows. We must be mindful of the possibility of extension risk supplanting prepayment concerns as rates begin to climb in the second half of 2003. Near term, interest rates will remain fairly stable as the market continues to focus on the uncertainty surrounding the war with Iraq and the impact on the economy. Such a climate may create a favorable environment for mortgages over the next six months.

*Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The LMI and the LUSMI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Semi-Annual Report--Commentary

Fund Manager:	Jason D. Weiner, CFA
Investment Experience:	13 years
Education:	B.S. degree, Marquette University
Analysts:	Blane D. Dexheimer, CFA and Andrew M. Reed

Marshall Intermediate Bond Fund

Fund Performance

For the semi-annual period ended February 28, 2003, the Fund provided a total return of 4.47%.* In comparison, the Lehman Brothers Government/Credit Intermediate Index (LGCI) returned 4.97% while the Lipper Short/Intermediate Investment Grade Bond Funds Index (LSIBF) returned 4.13%.**

Factors Affecting Performance

Fixed income investors enjoyed solid portfolio returns as interest rates fell to historically low levels and corporate bonds staged an impressive rally that began in early October. Investors sought the relative safety of U.S. Treasuries during a difficult market environment caused by continued geopolitical and economic uncertainties. At the same time, investors discovered value in the battered corporate bond as an alternative to the low yields available for Treasury securities. This robust rally for corporate bonds offset some of the disastrous performance that the market posted through the first three-quarters of 2002.

Economic uncertainty, uninspiring fundamentals, geopolitical threats, and corporate governance issues caused unprecedented volatility that permeated the corporate bond marketplace throughout the year. This volatility caused corporate yields to increase to historically wide levels. We viewed this situation as an opportunity to capitalize on market weakness to add to our corporate bond allocation. We tactically added exposure to attractive industries whose debt was impacted by the carnage in the corporate bond market. In addition, we believed that accommodative monetary and fiscal policy, moderate growth in earnings, continued de-leveraging, improved liquidity, and low supply would provide the impetus for corporate bonds to outperform. Thus, the Fund captured the significant rally for corporate bonds, which lead to good relative returns over the last six months.

Looking Ahead

We expect the economy will gain traction in the second half of 2003 as the uncertainty currently infecting the markets will abate and should support corporate and mortgage bond valuations. We especially believe corporate bonds offer compelling total return potential but our enthusiasm is tempered by today's arduous market conditions. We will look to opportunistically add to our corporate bond allocation, particularly those rated BBB, in anticipation of an Iraqi resolution and a sustainable economic recovery. In the near term, prudence is warranted given the looming geopolitical dangers and a sluggish global economy. This type of environment requires a disciplined, well- diversified portfolio approach focusing on high quality sectors such as mortgage, asset-backed, and agency securities to complement our conservative corporate bond allocation. We are positioning the portfolio for an economic recovery in the next twelve months; a recovery that we anticipate will be gradual.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The LGCI and the LSIBF are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Semi-Annual Report--Commentary

Fund Manager:	John D. Boritzke, CFA
Investment Experience:	19 years
Education:	B.S. and M.B.A. degree, Marquette University
Analyst:	Andrew M. Reed

Marshall Intermediate Tax-Free Fund

Fund Performance

For the six-month period ended February 28, 2003, the Fund produced a total return of 2.89%,* in comparison to the Lehman Brothers 7-Year General Obligations Index (L7GO) which was up 3.24%. Over the same reporting period, the Lipper Intermediate Municipal Funds Index (LIMI), which represents our peer group competition, returned 2.80%.**

Factors Affecting Performance

Continuing a trend begun in early 2001, the municipal bond yield curve steepened further under the influence of an aggressive Federal Reserve Board (the "Fed") decision to lower short-term interest rates by 50 basis points in November, 2002. Similarly, interest rates for municipal bonds maturing five years and shorter also declined by 50 basis points or more. Intermediate and longer maturity municipal bond yields moved lower also, but the magnitude of the move was much less pronounced. With overall yield levels already at multi-decade lows, we anticipate that the Fed cycle of rate reduction is nearing completion.

Overall demand for municipal bonds and bond funds remains healthy as investors have reached the point of frustration with low money market yields. Issuers are more than willing to meet strong demand with an increasing supply of new issuance, as low rate levels tempt municipal borrowers with an opportunity to plug budgetary gaps created by revenue shortfalls. Thus far in 2003, the first two months of municipal bond issuance continues at a record pace.

As the economy plods along, several state and local budgets have faced deficits for the last two fiscal years. Many states have raised the so-called sin taxes--taxes on alcohol and tobacco. But revenue enhancing measures alone are not enough. In many cases, spending cuts will need to be implemented in order to maintain adequate credit quality measures. Two of the largest problem states are California and New York, and their bonds have underperformed during recent months. The Fund has purposely been managed to minimize exposure to the largest potential problem areas. As many credit problems are not going away soon, continued emphasis is placed on maintaining a high credit quality profile within the Fund.

Looking Ahead

Almost by any measure, municipal yields are "cheap" versus taxable securities. This means most all taxpayers in the highest marginal brackets could enjoy superior taxable equivalent returns by owning municipal bonds. Despite the Bush administration idea of allowing dividend income to be tax-free to individuals, municipal bonds will remain the asset of choice for the truly risk averse investor. Coupon income is much more predictable than dividend cash flows, and maturity values are easier to forecast than the terminal value of a dividend paying stock. For those investors concerned that interest rates are set to rise sometime in 2003, be aware that municipal bonds have historically outperformed their taxable counterparts in bond bear markets. Aware that interest rates have likely touched their lows for this economic cycle, we will strategically maintain bonds with shorter durations to soften the impact of future market price deterioration.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The L7GO and the LIMI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Income generated by the Fund may be subject to the federal alternative minimum tax.

Semi-Annual Report--Commentary

Fund Manager:	Richard M. Rokus, CFA
Investment Experience:	10 years
Education:	B.B.A. degree, University of Wisconsin-Whitewater
Analyst:	Blane D. Dexheimer, CFA

Marshall Short-Term Income Fund

Fund Performance

The Fund returned 2.54% for the last six months.* This compares with the Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML13) return of 2.67% and the Lipper Short-Term Investment Grade Bond Fund Index (LSTIBI) return of 2.53%.**

Factors Affecting Performance

As of the end of February, the Fund had a maturity of approximately 2 years. The Fund outperformed the index due to a combination of security selection and maturity management. Short-term interest rates finished the period lower by as much as 50 basis points. Bonds have rallied steadily since the beginning of the year. Fears over a pending war with Iraq and a heightened sensitivity to the terrorism threat have caused a flight to quality. Added to this mix is the concern over the possibility of disinflation. Disinflation is the phenomenon of widespread declining prices. This causes economic hardship for many sectors of the market from real estate to the corporate debt markets. The Federal Reserve Board lowered rates by 50 basis points to 1.25% in November as an insurance policy against both further deterioration in the economy and prospects for disinflation.

The corporate sector saw beginning of a recovery in November. In retrospect, the watershed event was the announced merger between HSBC and Household International. Bond spreads on Household had deteriorated to junk levels over the first 10 months of the year. After the announced merger, they tightened significantly, causing losses to those participants who had shorted their bonds. With this single event began a widespread tightening in corporate bond spreads. Spreads have returned to what some would call more realistic levels, future performance will have to be driven by fundamental balance sheet improvement.

Looking Ahead

Looking out over the next year we are looking for rates to move slightly higher. For the economy to strengthen, we must see some clarity around the larger issues of war and terrorism. While we believe rates will move higher in response to a stronger economy there still remains the possibility of shocks due to both terrorist attacks and uncertain corporate and consumer spending. As a result we plan at this juncture to keep the interest rate sensitivity close to that of the index and overweight corporates, mortgages, and asset backed securities to add yield.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The ML13 and the LSTIBI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Semi-Annual Report--Commentary

Fund Manager:	Richard M. Rokus, CFA
Investment Experience:	10 years
Education:	B.B.A. degree, University of Wisconsin-Whitewater
Analyst:	Blane D. Dexheimer, CFA

Marshall Money Market Fund

Fund Performance

For the six months ended February 28, 2003, the Fund provided a total return of 0.62%.* In comparison, the iMoneyNet, Inc. Money Fund Report AveragesTM (MFRA) returned 0.50%, while the Lipper Money Market Funds Index (LMMFI) returned 0.11%.** As of February 28, 2003, the Fund's 7-day net yield was 0.97%.***

Factors Affecting Performance

The most significant factor affecting the level of the Fund's yield was the change in interest rates by the Federal Reserve Board (the "Fed"). As the Fed controls short-term interest rates, the decision to cut rates from 1.75% to 1.25% had a direct effect on our rates. The Fed's action was done to head off any chance of a disinflationary spiral, similar to what has occurred in Japan over the last several years. While high levels of inflation are devastating to the economy, it seems the ramifications from a widespread decline in prices (disinflation) may be equally as dangerous. While most economists do not think the economy will slip back into a recession, they do believe any growth over the next year will be low, in the 1.0-2.5% range.

The Fund outperformed its competitive benchmarks primarily due to the greater use of floating rate notes and the Fund's lower expense ratio. The first element has been a successful part of our investment strategy, which we remain comfortable with in the current rate environment. The second element relates to our ability to increase the amount of assets managed in the Fund, which results in a significantly lower expense ratio than the average money market fund.

Looking Ahead

The current economic picture is clouded by geopolitical concerns. War with Iraq combined with increased sensitivity to terrorism concerns have combined to restrain both consumer and business spending. However, lower rates have allowed Americans to refinance their home mortgage at rates most of us cannot remember. Refinancing activity will put extra money in the pocket of consumers. At this point, a sustained economic expansion can only be envisioned once the larger safety concerns have resolved. Once that occurs, we believe the economy will expand both strongly and steadily. If the economy regains its footing, the Fed will no longer be expected to lower the federal funds target rate, which would stabilize money market rates.

* Past performance is no guarantee of future results. Yields may vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

** Money Fund ReportTM, a service of iMoney Net, Inc. (formerly IBC Financial Data), publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication reports monthly and year-to-date investments results for the same money funds. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

*** The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

February 28, 2003 (unaudited)

Portfolio of Investments

Equity Income Fund

Description	Shares	Value
Common Stocks -- 97.1%
Consumer Discretionary -- 4.0%
Advertising -- 0.3%
Interpublic Group Cos., Inc.	85,000	$820,250

Auto Parts & Equipment -- 0.2%
Delphi Corp.	94,200	728,166

Automobile Manufacturers -- 0.8%
Ford Motor Co.	95,554	795,009
General Motors Corp.	47,100	1,590,567

		2,385,576

Department Stores -- 0.8%
May Department Stores Co.	36,700	720,054
Sears, Roebuck & Co.	72,700	1,583,406

		2,303,460

Household Appliances -- 0.8%
Maytag Corp.	53,000	1,277,300
Stanley Works	39,900	1,029,819

		2,307,119

Leisure Products -- 0.4%
Brunswick Corp.	64,000	1,209,600

Photographic Products -- 0.5%
Eastman Kodak Co.	53,500	1,583,600

Publishing -- 0.2%
McGraw-Hill Cos., Inc.	13,500	759,240

Total Consumer Discretionary		12,097,011

Consumer Staples -- 12.0%
Brewers -- 0.2%
Anheuser-Busch Cos., Inc.	14,600	678,900

Food Distributors -- 0.3%
SUPERVALU, Inc.	75,000	1,044,000

Household Products -- 4.4%
Kimberly-Clark Corp.	111,600	5,114,628
Procter & Gamble Co.	103,000	8,431,580

		13,546,208

Packaged Foods/Meats -- 1.5%
Campbell Soup Co.	79,400	1,646,756
General Mills, Inc.(1)	17,700	758,799
Heinz (H.J.) Co.	66,600	2,044,620

		4,450,175

Personal Products -- 1.3%
Gillette Co.	132,300	3,994,137

Retail-Foods -- 0.2%
Albertson's, Inc.	30,500	574,315

Soft Drinks -- 2.0%
Coca-Cola Co.	154,000	6,193,880

Description	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
Tobacco -- 2.1%
Altria Group, Inc.	164,500	$6,357,925

Total Consumer Staples		36,839,540

Energy -- 9.3%
Oil & Gas Equipment/Services -- 0.6%
Schlumberger Ltd.	44,300	1,843,323

Oil & Gas Integrated -- 8.4%
Amerada-Hess Corp.	16,000	712,480
ChevronTexaco Corp.	83,934	5,386,045
ConocoPhillips	55,094	2,793,266
Exxon Mobil Corp.	455,152	15,484,271
Occidental Petroleum Corp.	42,600	1,273,740

		25,649,802

Oil & Gas Refining/Marketing -- 0.3%
Ashland, Inc.	38,000	1,056,780

Total Energy		28,549,905

Financials -- 27.0%
Banks -- 13.7%
Amsouth Bancorporation	29,300	603,580
Bank of America Corp.	122,600	8,488,824
Bank of New York Co., Inc.	116,300	2,649,314
Bank One Corp.	77,400	2,788,722
BB&T Corp.(1)	16,000	525,280
Comerica, Inc.	32,300	1,323,654
FleetBoston Financial Corp.	63,820	1,567,419
Mellon Financial Corp.	61,100	1,375,361
National City Corp.	74,900	2,068,738
PNC Financial Services Group, Inc.	32,500	1,460,225
Regions Financial Corp.	31,400	1,016,732
SouthTrust Corp.	21,300	574,887
SunTrust Banks, Inc.	34,000	1,912,500
Synovus Financial Corp.	43,300	833,525
U.S. Bancorp	165,500	3,462,260
Wachovia Corp.	72,800	2,582,944
Washington Mutual, Inc.	77,800	2,686,434
Wells Fargo & Co.	132,700	6,017,945

		41,938,344

Consumer Finance -- 0.4%
Household International, Inc.	44,300	1,237,299

Diversified Financial Services -- 8.9%
Citigroup, Inc.	317,238	10,576,715
Fannie Mae	93,000	5,961,300
Freddie Mac	30,000	1,639,500
J.P. Morgan Chase & Co., Inc.	145,150	3,292,002
Merrill Lynch & Co., Inc.	59,600	2,031,168
Morgan Stanley Dean Witter & Co.	102,800	3,788,180

		27,288,865

Description	Shares	Value
Common Stocks (continued)
Financials (continued)
Insurance-Brokers -- 0.8%
Marsh & McLennan Cos., Inc.	60,800	$2,474,560

Insurance-Life/Health -- 1.1%
Jefferson-Pilot Corp.	33,200	1,251,640
Lincoln National Corp.	50,600	1,433,498
UNUM Provident Corp.	50,500	656,500

		3,341,638

Insurance-Multi-line -- 0.5%
Hartford Financial Services Group, Inc.	43,600	1,575,268

Insurance-Property/Casualty -- 1.0%
Ace, Ltd.	32,400	897,804
Allstate Corp.	63,000	1,992,690

		2,890,494

Real Estate Investment Trust -- 0.6%
Equity Office Properties Trust	79,000	1,937,870

Total Financials		82,684,338

Healthcare -- 15.2%
Healthcare Equipment -- 0.4%
Baxter International, Inc.	47,000	1,334,330

Pharmaceuticals -- 14.8%
Abbott Laboratories	117,450	4,183,569
Bristol-Myers Squibb Co.	267,600	6,235,080
Lilly (Eli) & Co.	89,150	5,042,324
Merck & Co., Inc.	178,700	9,426,425
Pfizer, Inc.(1)	383,900	11,447,898
Schering Plough Corp.	251,700	4,535,634
Wyeth	127,700	4,501,425

		45,372,355

Total Healthcare		46,706,685

Industrials -- 13.6%
Aerospace/Defense -- 4.4%
Boeing Co.	91,400	2,518,984
General Dynamics Corp.	29,900	1,771,874
Goodrich Corp.	66,300	1,019,031
Honeywell International, Inc.	113,200	2,591,148
Northrop Grumman Corp.	22,000	1,907,400
Raytheon Co.(1)	54,000	1,462,320
United Technologies Corp.	40,600	2,378,348

		13,649,105

Air Freight & Logistics -- 0.2%
Ryder Systems, Inc.	28,400	644,396

Commercial Printing -- 0.3%
Donnelley (R.R.) & Sons Co.	55,500	1,013,430

Electrical Components -- 0.9%
Emerson Electric Co.	57,100	2,687,697

Description	Shares	Value
Common Stocks (continued)
Industrials (continued)
Industrial Conglomerates -- 6.0%
3M Co.	24,600	$3,084,102
General Electric Co.	640,000	15,392,000

		18,476,102

Machinery Construction/ Farm -- 0.3%
Caterpillar, Inc.	19,200	902,400

Machinery Industrial -- 0.7%
Dover Corp.(1)	51,500	1,314,280
Eaton Corp.	10,700	759,165

		2,073,445

Railroads -- 0.3%
Burlington Northern Santa Fe	40,300	1,007,500

Services Diversified/Commercial -- 0.2%
Deluxe Corp.	12,000	483,600

Services-Office/Supplies -- 0.3%
Pitney Bowes, Inc.	25,500	791,520

Total Industrials		41,729,195

Information Technology -- 1.4%
Computer Hardware -- 1.1%
Hewlett-Packard Co.	220,400	3,493,340

IT Consulting & Services -- 0.3%
Electronic Data Systems Corp.	50,000	778,500

Total Information Technology		4,271,840

Materials -- 4.0%
Aluminum -- 0.5%
Alcoa, Inc.	78,100	1,601,050

Chemicals Diversified -- 1.8%
Dow Chemical Co.	82,608	2,255,198
Du Pont (E.I.) de Nemours & Co.	90,700	3,325,969

		5,581,167

Construction Materials -- 0.3%
Vulcan Materials Co.	26,800	849,560

Industrial Gases -- 0.5%
Air Products & Chemicals, Inc.	40,400	1,565,904

Paper Products -- 0.9%
Georgia-Pacific Corp.	40,900	613,909
International Paper Co.	28,900	1,012,367
MeadWestvaco Corp.	44,000	1,020,360

		2,646,636

Total Materials		12,244,317

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Telecommunications Services -- 6.4%
Integrated Telecommunication Services -- 6.4%
AT&T Corp.	30,000	$556,200
Alltel Corp.	21,000	911,820
BellSouth Corp.	149,300	3,235,331
SBC Communications, Inc.	314,332	6,538,106
Verizon Communications, Inc.(1)	237,590	8,215,862

Total Telecommunications Services		19,457,319

Utilities -- 4.2%
Electric Utilities -- 3.6%
American Electric Power Co., Inc.	37,200	810,216
Consolidated Edison Co.	15,500	604,500
Dominion Resources, Inc.	22,500	1,212,750
Exelon Corp.	28,300	1,390,945
FPL Group, Inc.	28,400	1,590,684
FirstEnergy Corp.	61,100	1,802,450
Pinnacle West Capital Corp.	39,900	1,218,546
Progress Energy, Inc.	41,500	1,614,350
TECO Energy, Inc.	70,000	775,600

		11,020,041

Multi-Utilities -- 0.6%
Duke Energy Corp.	132,300	1,787,373

Total Utilities		12,807,414

Total Common Stocks (identified cost $310,902,878)		297,387,564

U.S. Treasury Bill -- 0.2%(2)
4/10/2003 (identified cost $399,493)	$400,000	399,513

Total Investment in Securities (identified cost $311,302,371)		297,787,077

Repurchase Agreement -- 1.5%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320% dated 2/28/2003, to be repurchased at $4,635,795 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 5/14/2004 (at amortized cost)	4,635,285	4,635,285

Total Investments (identified cost $315,937,656) -- 98.8%		302,422,362

Other Net Assets and Liabilities -- 1.2%		3,793,959

Total Net Assets -- 100.0%		$306,216,321

Large-Cap Growth & Income Fund

Description	Shares	Value
Common Stocks -- 98.5%
Consumer Discretionary -- 10.9%
Department Stores -- 1.3%
Kohl's Corp.(3)	58,500	$2,860,650

Footwear -- 1.0%
Nike, Inc., Class B	50,000	2,318,500

General Merchandise -- 2.9%
Wal-Mart Stores, Inc.	135,930	6,532,796

Movies & Entertainment -- 2.6%
AOL Time Warner, Inc.(3)	130,250	1,474,430
Viacom, Inc., Class B(1)(3)	45,500	1,689,415
Walt Disney Co.	152,816	2,607,041

		5,770,886

Retail-Computer & Electronics -- 0.9%
RadioShack Corp.	106,000	2,081,840

Retail-Home Improvement -- 1.7%
Lowe's Cos., Inc.	99,500	3,910,350

Specialty Stores -- 0.5%
Office Depot, Inc.(3)	90,000	1,056,600

Total Consumer Discretionary		24,531,622

Consumer Staples -- 7.9%
Brewers -- 1.0%
Anheuser-Busch Cos., Inc.	49,000	2,278,500

Household Products -- 1.3%
Procter & Gamble Co.	36,830	3,014,904

Personal Products -- 2.7%
Estee Lauder Cos., Inc., Class A	107,820	3,024,351
Gillette Co.	100,000	3,019,000

		6,043,351

Soft Drinks -- 1.8%
Coca-Cola Co.	100,114	4,026,585

Tobacco -- 1.1%
Altria Group, Inc.	64,500	2,492,925

Total Consumer Staples		17,856,265

Energy -- 8.1%
Oil & Gas-Drilling -- 0.5%
Noble Corp.(1)(3)	28,350	1,029,105

Oil & Gas-Equipment & Services -- 0.4%
Baker Hughes, Inc.	31,870	988,607

Oil & Gas Exploration & Production -- 2.3%
Anadarko Petroleum Corp.(1)	51,500	2,373,120
Burlington Resources, Inc.	20,000	927,000

Description	Shares	Value
Common Stocks (continued)
Energy (continued)
Oil & Gas Exploration & Production (continued)
EOG Resources, Inc.(1)	45,100	$1,862,630

		5,162,750

Oil & Gas-Integrated -- 4.9%
BP PLC, ADR	53,000	2,019,830
ConocoPhillips	44,660	2,264,262
Exxon Mobil Corp.	200,342	6,815,635

		11,099,727

Total Energy		18,280,189

Financials -- 19.4%
Banks -- 6.2%
Bank of America Corp.	63,600	4,403,664
Bank of New York Co., Inc.	123,740	2,818,797
Comerica, Inc.	55,600	2,278,488
Wells Fargo & Co.	98,780	4,479,673

		13,980,622

Consumer Finance -- 0.5%
Capital One Financial Corp.(1)	34,350	1,063,820

Diversified Financial Services -- 9.5%
American Express Co.	157,660	5,294,223
Citigroup, Inc.	162,023	5,401,847
Federal Home Loan Mortgage Corp.	55,490	3,032,529
Goldman Sachs Group, Inc.	79,500	5,521,275
Morgan Stanley	56,000	2,063,600

		21,313,474

Insurance-Multi-Line -- 1.6%
American International Group, Inc.	74,424	3,668,359

Insurance-Property & Casualty -- 1.6%
MGIC Investment Corp.	92,620	3,654,785

Total Financials		43,681,060

Healthcare -- 15.1%
Healthcare-Equipment -- 1.2%
Guidant Corp.(1)	77,600	2,774,976

Healthcare-Facility -- 3.2%
HCA-The Healthcare Corp.	173,500	7,155,140

Pharmaceuticals -- 10.7%
Abbott Laboratories	48,900	1,741,818
Johnson & Johnson	70,370	3,690,907
Lilly (Eli) & Co.	35,000	1,979,600
Merck & Co., Inc.	54,470	2,873,292
Pfizer, Inc.(1)	199,310	5,943,424
Pharmacia Corp.	153,570	6,345,512
Wyeth	42,140	1,485,435

		24,059,988

Total Healthcare		33,990,104

Description	Shares	Value
Common Stocks (continued)
Industrials -- 13.2%
Aerospace & Defense -- 3.2%
Boeing Co.	106,000	$2,921,360
Northrop Grumman Corp.	50,000	4,335,000

		7,256,360

Machinery Construction & Farm -- 0.6%
Caterpillar, Inc.	30,000	1,410,000

Industrial Conglomerates -- 7.0%
3M Co.(1)(3)	49,500	6,205,815
General Electric Co.	400,010	9,620,240

		15,826,055

Machinery Industrial -- 2.4%
Parker-Hannifin Corp.(1)	132,500	5,341,075

Total Industrials		29,833,490

Information Technology -- 13.2%
Computer Hardware -- 2.4%
International Business Machines Corp.	69,940	5,451,823

Exchange Traded Funds -- 1.9%
Technology Select Sector SPDR Fund(1)	300,000	4,356,000

Networking Equipment -- 1.2%
Cisco Systems, Inc.(3)	196,600	2,748,468

Semiconductors -- 2.0%
Intel Corp.	253,500	4,372,875

Semiconductor Equipment -- 0.4%
Applied Materials, Inc.(3)	60,000	778,800

Systems Software -- 5.3%
BMC Software, Inc.(3)	171,650	3,330,010
Microsoft Corp.(3)	365,940	8,672,778

		12,002,788

Total Information Technology		29,710,754

Materials -- 5.2%
Aluminum -- 1.5%
Alcoa, Inc.	159,100	3,261,550

Industrial Gases -- 1.4%
Praxair, Inc.(1)	60,000	3,171,000

Forest Products -- 2.3%
Weyerhaeuser Co.(1)	106,000	5,284,100

Total Materials		11,716,650

Description	Shares or Princpal Amount	Value
Common Stocks (continued)
Telecommunication Services -- 3.6%
Integrated Telecommunication Services -- 2.6%
BellSouth Corp.	53,000	$1,148,510
SBC Communications, Inc.	80,000	1,664,000
Verizon Communications, Inc.	84,500	2,922,010

		5,734,520

Wireless Telecom Services -- 1.0%
AT&T Wireless Services, Inc.(3)	370,000	2,186,700

Total Telecommunication Services		7,921,220

Utilities -- 1.9%
Exchange Traded Funds -- 1.9%
Amex Utilities Select Index	240,000	4,260,000

Total Common Stocks (identified cost $202,205,925)		221,781,354

Repurchase Agreement -- 1.4%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320%, dated 2/28/2003, to be repurchased at $3,208,141 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 12/15/2005 (at amortized cost)	$3,207,788	3,207,788

Total Investments (identified cost $205,413,713) -- 99.9%		224,989,142

Other Net Assets and Liabilities -- 0.1%		301,544

Total Net Assets -- 100.0%		$225,290,686

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks -- 97.3%
Consumer Discretionary -- 6.7%
Auto Parts & Equipment -- 0.9%
Johnson Controls, Inc.	25,000	$1,949,000

HomeBuilding -- 1.3%
Centex Corp.(1)	50,000	2,764,000

Housewares & Specialties -- 0.7%
Newell Rubbermaid, Inc.	50,000	1,410,000

Description	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Leisure Products -- 3.8%
Brunswick Corp.	225,000	$4,252,500
Mattel, Inc.	166,100	3,541,252
		7,793,752

Total Consumer Discretionary		13,916,752

Consumer Staples -- 6.3%
Food Distributors -- 1.0%
SUPERVALU, Inc.	153,500	2,136,720

Packaged Foods & Meats -- 1.1%
Smithfield Foods, Inc.(3)	120,300	2,229,159

Retail-Drugs -- 2.4%
CVS Corp.	200,000	4,980,000

Retail-Food -- 1.8%
Kroger Co.(3)	280,000	3,701,600

Total Consumer Staples		13,047,479

Energy -- 7.5%
Oil & Gas Drilling -- 1.9%
Noble Corp.(3)	110,000	3,993,000

Oil Gas-Equipment/ Services -- 1.3%
Cooper Cameron Corp.(3)	50,000	2,600,000

Oil & Gas Exploration & Products -- 4.3%
Burlington Resources, Inc.	100,000	4,635,000
Noble Energy, Inc.	120,000	4,236,000

		8,871,000

Total Energy		15,464,000

Financials -- 12.8%
Banks -- 1.2%
Associated Banc Corp.(1)	74,650	2,582,144

Consumer Finance -- 2.5%
Countrywide Financial Corp.	95,000	5,072,050

Insurance-Life & Health -- 1.3%
Jefferson-Pilot Corp.	70,000	2,639,000

Insurance-Property & Casualty -- 5.9%
ACE Ltd.	107,000	2,964,970
MGIC Investment Corp.(1)	115,000	4,537,900
SAFECO Corp.	145,000	4,767,600

		12,270,470

Reinsurance -- 1.9%
PartnerRe Ltd.	78,400	3,908,240

Total Financials		26,471,904

Healthcare -- 8.6%
Biotechnology -- 1.8%
Invitrogen Corp.(1)(3)	120,000	3,724,800

Description	Shares	Value
Common Stocks (continued)
Healthcare (continued)
Healthcare-Distribution Services -- 0.6%
Renal Care Group, Inc.(3)	45,000	$1,317,150

Healthcare-Equipment -- 2.2%
Guidant Corp.(3)	130,000	4,648,800

Healthcare-Facility -- 1.7%
Manor Care, Inc.(3)	185,200	3,394,716

Healthcare-Supplies -- 2.3%
Bausch & Lomb, Inc.	153,000	4,712,400

Total Healthcare		17,797,866

Industrials -- 24.3%
Aerospace & Defense -- 1.5%
Northrop Grumman Corp.	35,000	3,034,500

Commercial Printing -- 1.4%
Donnelley (R.R.) & Sons Co.	158,600	2,896,036

Construction & Engineering -- 2.0%
Fluor Corp.(1)	145,000	4,093,350

Electrical Components -- 3.8%
Hubbell, Inc., Class B	143,700	4,420,212
Rockwell Automation, Inc.(1)	150,000	3,451,500

		7,871,712

Machinery Industrial -- 2.0%
SPX Corp.(3)	114,000	4,147,320

Rail Roads -- 2.0%
CSX Corp.	153,000	4,109,580

Services-Data Processing -- 3.1%
Convergys Corp.(3)	305,600	3,758,880
Global Payments, Inc.(1)	97,200	2,715,768

		6,474,648

Services-Diversified Commercials -- 3.2%
Viad Corp.	187,000	3,908,300
Watson Wyatt & Co. Holdings(3)	138,500	2,657,815

		6,566,115

Services-Employment -- 1.6%
Manpower, Inc.(1)	113,100	3,434,847

Services-Environmental -- 2.0%
Republic Services, Inc.(3)	220,000	4,195,400

Trucking -- 1.7%
Swift Transportation Co.(3)	225,000	3,595,500

Total Industrials		50,419,008

Description	Shares	Value
Common Stocks (continued)
Information Technology -- 12.3%
Computer Storage & Peripheral -- 1.5%
Electronics for Imaging, Inc.(3)	190,000	$3,152,100

IT Consulting & Services -- 4.8%
American Management System, Inc.(3)	324,400	3,438,640
Computer Sciences Corp.(3)	110,000	3,438,600
Keane, Inc.(1)(3)	385,000	3,083,850

		9,961,090

Office Electronics -- 2.1%
IKON Office Solutions, Inc.	610,000	4,276,100

Semiconductors Equipment -- 1.1%
Teradyne, Inc.(1)(3)	205,000	2,375,950

Systems Software -- 1.9%
BMC Software, Inc.(3)	200,000	3,880,000

Telecommunications Equipment -- 0.9%
CommScope, Inc.(3)	225,000	1,764,000

Total Information Technology		25,409,240

Materials -- 10.3%
Construction Materials -- 1.6%
Martin Marietta Materials	117,100	3,229,618

Chemicals & Specialty -- 1.4%
H.B. Fuller Co.	130,400	2,875,320

Diversified Metal & Mining -- 2.0%
Arch Coal, Inc.(1)	207,800	4,135,220

Steel -- 2.3%
Nucor Corp.(1)	115,000	4,784,000

Paper Products -- 1.8%
Bowater, Inc.	100,000	3,795,000

Paper Packaging -- 1.2%
Packaging Corp. of America(3)	145,200	2,504,700

Total Materials		21,323,858

Telecommunication Services -- 3.1%
Integrated Telecommunication Services -- 3.1%
ALLTEL Corp.	58,000	2,518,360
Citizens Communications Co., Class B(1)(3)	400,000	3,924,000

Total Telecommunication Services		6,442,360

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Utilities -- 5.4%
Electric Utilities -- 5.4%
ALLETE Inc.	210,000	$4,069,800
Cinergy Corp.(1)	80,000	2,578,400
TECO Energy, Inc.(1)	185,000	2,049,800
Xcel Energy, Inc.	230,000	2,550,700

Total Utilities		11,248,700

Total Common Stocks (identified cost $208,189,018)		201,541,167

Repurchase Agreement -- 2.6%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320% dated 2/28/2003, to be repurchased at $5,487,903 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 5/14/2004 (at amortized cost)	$5,487,299	5,487,299

Total Investments (identified cost $213,676,317) -- 99.9%		207,028,466

Other Net Assets and Liabilities -- 0.1%		216,318

Total Net Assets -- 100.0%		$207,244,784

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks -- 89.1%
Consumer Discretionary -- 25.1%
Advertising -- 2.0%
Lamar Advertising Co.(3)	120,000	$3,764,400

Broadcasting & Cable -- 8.8%
Cox Radio, Inc., Class A(3)	183,500	3,926,900
Liberty Media Corp., Class A(3)	364,000	3,345,160
Mediacom Communications Corp.(1)(3)	475,000	3,985,250
Radio One, Inc., Class D(1)(3)	385,000	5,289,900

		16,547,210

Leisure Facilities -- 1.8%
Six Flags, Inc.(3)	635,000	3,429,000

Leisure Products -- 3.2%
Brunswick Corp.	320,000	6,048,000

Restaurants -- 0.1%
Landry's Restaurants, Inc.	8,300	136,120

Retail-Apparel -- 3.1%
Stage Stores, Inc.(1)(3)	303,700	5,703,486

Description	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Retail-Internet -- 2.1%
USA Interactive(1)(3)	160,000	$3,924,800

Specialty Stores -- 4.0%
Advance Auto Parts, Inc.(3)	115,000	4,487,300
Staples, Inc.(3)	170,000	2,942,700

		7,430,000

Total Consumer Discretionary		46,983,016

Consumer Staples -- 1.6%
Food Distributors -- 1.0%
Performance Food Group Co.(1)(3)	60,000	1,889,400

Soft Drink -- 0.6%
Cott Corp.(1)(3)	60,000	1,017,000

Total Consumer Staples		2,906,400

Energy -- 9.4%
Oil & Gas Drilling -- 5.4%
Nabors Industries Ltd.(1)(3)	100,000	3,965,000
Noble Corp.(1)(3)	100,000	3,630,000
Pride International, Inc.(1)(3)	170,000	2,465,000

		10,060,000

Oil & Gas Equipment & Services -- 0.9%
BJ Services Co.(1)(3)	50,000	1,718,500

Oil & Gas Exploration & Production -- 3.1%
Noble Energy, Inc.	100,000	3,530,000
Ocean Energy, Inc.	110,000	2,207,700
		5,737,700

Total Energy		17,516,200

Financials -- 8.1%
Reinsurance -- 3.6%
PartnerRe Ltd.(1)	135,000	6,729,750

Insurance-Life & Health -- 1.4%
Lincoln National Corp.	95,000	2,691,350

Insurance-Property & Casualty -- 3.1%
MGIC Investment Corp.	80,000	3,156,800
Old Republic International Corp.	95,000	2,593,500

		5,750,300

Total Financials		15,171,400

Healthcare -- 23.4%
Biotechnology -- 1.4%
Gilead Sciences, Inc.(1)(3)	75,000	2,550,000

Description	Shares	Value
Common Stocks (continued)
Healthcare (continued)
Healthcare-Distribution Services -- 10.8%
AdvancePCS(1)(3)	115,000	$3,214,250
AmerisourceBergen Corp.(1)(3)	60,000	3,300,000
Covance, Inc.(3)	80,000	1,884,000
Omnicare, Inc.	100,000	2,528,000
Pediatrix Medical Group, Inc.(1)(3)	45,000	1,271,250
Pharmaceutical Product Development, Inc.(3)	80,000	2,509,600
Priority Healthcare Corp., Class B(3)	130,000	2,940,600
Quest Diagnostic, Inc.(1)(3)	50,000	2,638,000

		20,285,700

Healthcare Equipment -- 1.5%
St. Jude Medical, Inc.(1)(3)	60,000	2,740,800

Healthcare-Facility -- 1.4%
United Surgical Partners International, Inc.(1)(3)	75,000	1,377,000
Universal Health Services, Inc., Class B(3)	35,000	1,359,400

		2,736,400

Healthcare-Managed Care -- 1.6%
Caremark Rx, Inc.(3)	175,000	3,055,500

Pharmaceuticals -- 6.7%
Allergan, Inc.(1)	45,000	2,889,000
Barr Laboratories, Inc.(3)	35,000	2,726,850
Biovail Corp.(1)(3)	105,000	3,906,000
NPS Pharmaceuticals, Inc.(1)(3)	50,000	868,000
Teva Pharmaceutical Industries Ltd., ADR(1)	55,000	2,077,900

		12,467,750

Total Healthcare		43,836,150

Industrials -- 5.9%
Airfreight & Logistics -- 0.8%
Expeditors International Washington, Inc.(1)	45,000	1,538,550

Electrical Components -- 0.6%
Rockwell Automation, Inc.(1)	50,000	1,150,500

Machinery Industrial -- 2.1%
ITT Industries, Inc.	30,000	1,686,900
SPX Corp.	60,000	2,182,800

		3,869,700

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Industrials (continued)
Services-Data Processing -- 1.3%
Bisys Group, Inc.(3)	100,000	$1,564,000
Global Payments, Inc.(1)	30,000	838,200

		2,402,200

Services-Diversified & Commercial -- 1.1%
Iron Mountain, Inc.(1)(3)	60,000	2,112,000

Total Industrials		11,072,950

Information Technology -- 15.6%
Electronic Equipment & Instrument -- 1.2%
Molex, Inc., Class A(1)	125,000	2,375,000

Internet Software & Services -- 2.4%
PEC Solutions, Inc.(3)	260,000	4,456,400

IT Consulting & Services -- 4.1%
Acxiom Corp.(1)(3)	135,000	2,060,100
Affiliated Computer Services, Inc., Class A(1)(3)	60,000	2,689,800
BearingPoint, Inc.(3)	150,000	984,000
Titan Corp.(3)	250,000	1,987,500

		7,721,400

Semiconductors -- 4.0%
Intersil Corp., Class A(3)	355,000	5,555,750
Skyworks Solutions, Inc.(1)(3)	275,000	1,919,500

		7,475,250

Semiconductors Equipment -- 3.9%
ATMI, Inc.(1)(3)	115,000	2,162,000
Entegris, Inc.(1)(3)	290,000	3,291,500
MKS Instruments, Inc.(1)(3)	135,000	1,788,750

		7,242,250

Total Information Technology		29,270,300

Total Common Stocks (identified cost $186,964,755)		166,756,416

Repurchase Agreement -- 10.7%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320%, dated 2/28/2003, to be repurchased at $20,105,790 on 3/3/2003, collateralized by U.S. Government Agency Obligations with various maturities to 1/15/2028 (at amortized cost)	$20,103,578	20,103,578

Total Investments (identified cost $207,068,333) -- 99.8%		186,859,994

Other Net Assets and Liabilities -- 0.2%		312,604

Total Net Assets -- 100.0%		$187,172,598

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks -- 95.7%
Consumer Discretionary -- 27.8%
Broadcasting & Cable -- 6.0%
Alliance Atlantis Communications, Inc., Class B(3)	265,000	$2,443,300
Spanish Broadcasting System, Inc., Class A(3)	300,000	1,827,000

		4,270,300

Casino & Gaming -- 2.2%
Ameristar Casinos, Inc.(3)	120,000	1,051,200
Pinnacle Entertainment, Inc.(3)	133,900	531,583

		1,582,783

Hotel/Resort/Cruise -- 7.3%
Intrawest Corp.	290,000	3,126,200
Orient-Express Hotels Ltd., Class A(1)(3)	225,000	2,103,750

		5,229,950

Restaurants -- 6.2%
Buca, Inc.(1)(3)	225,000	1,278,000
Landry's Restaurants, Inc.	125,000	2,050,000
Outback Steakhouse, Inc.(1)	35,000	1,127,000

		4,455,000

Retail-Apparel -- 1.6%
Abercrombie & Fitch Co., Class A(3)	40,000	1,100,000

Retail-Catalog -- 4.5%
Insight Enterprises, Inc.(1)(3)	425,000	3,238,500

Total Consumer Discretionary		19,876,533

Consumer Staples -- 3.0%
Personal Products -- 3.0%
Steiner Leisure Ltd.(3)	205,000	2,173,000

Energy -- 7.5%
Oil & Gas-Drilling--3.7%
Helmerich & Payne, Inc.(1)	30,000	825,000
National-Oilwell, Inc.(3)	40,000	900,000
Varco International, Inc.(3)	50,000	948,000

		2,673,000

Oil & Gas-Equipment/Services -- 3.8%
Cal Dive International, Inc.(3)	50,000	933,500
Horizon Offshore, Inc.(1)(3)	250,000	960,000
Lone Star Technologies, Inc.(1)(3)	45,000	824,400

		2,717,900

Total Energy		5,390,900

Financials -- 10.8%
Banks -- 9.1%
Cullen Frost Bankers, Inc.	60,000	1,869,600
City National Corp.	35,000	1,629,600

Description	Shares	Value
Common Stocks (continued)
Financials (continued)
Banks (continued)
Mercantile Bankshares Corp.	30,000	$1,107,000
Southwest Bancorp. of Texas, Inc.(1)(3)	60,000	1,897,200

		6,503,400

Insurance-Brokers -- 1.7%
Gallagher (Arthur J.) & Co.	50,000	1,223,500

Insurance-Property/Casualty -- 0.0%
Meadowbrook Insurance Group, Inc.(3)	10,000	22,600

Total Financials		7,749,500

Healthcare -- 18.1%
Biotechnology -- 5.8%
Celgene Corp.(3)	35,000	766,535
Cell Genesys, Inc.(1)(3)	40,000	317,600
Cephalon, Inc.(3)	6,000	288,900
CV Therapeutics, Inc.(1)(3)	20,000	352,800
Invitrogen Corp.(1)(3)	25,000	776,000
XOMA Ltd.(3)	450,000	1,624,500

		4,126,335

Healthcare-Distribution/Services -- 2.9%
Covance, Inc.(3)	30,000	706,500
Priority HealthCare Corp., Class B(3)	60,000	1,357,200

		2,063,700

Healthcare-Facility -- 7.8%
Amsurg Corp.(1)(3)	60,000	1,458,000
Community Health Systems, Inc.(1)(3)	90,000	1,687,500
HealthSouth Corp.(3)	300,000	1,074,000
Province Heathcare Co.(3)	200,000	1,332,000

		5,551,500

Healthcare-Supplies -- 1.6%
Cooper Companies, Inc.(1)	40,000	1,162,000

Total Healthcare		12,903,535

Industrials -- 1.1%
Aerospace/Defense -- 1.1%
Aeroflex, Inc.(3)	125,000	761,250

Information Technology -- 27.4%
Application Software -- 10.6%
Activision, Inc.(1)(3)	85,000	1,266,500
Business Objects SA, ADR(3)	60,000	1,032,000
FactSet Research Systems(1)	45,000	1,151,550
Quest Software, Inc.(3)	80,000	790,400
SERENA Software, Inc.(3)	50,000	750,000
THQ, Inc.(1)(3)	95,000	1,159,950
Take-Two Interactive Software, Inc.(1)(3)	70,000	1,463,700

		7,614,100

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Information Technology (continued)
Computer Storage/Peripherals -- 1.5%
Applied Films Corp.(3)	70,000	$1,052,800

Electronic Equipment/ Instrument -- 1.4%
Planar Systems, Inc.(3)	65,000	1,014,000

IT Consulting & Services -- 2.5%
BearingPoint, Inc.(3)	110,000	721,600
ManTech International Corp., Class A(1)(3)	70,000	1,089,900

		1,811,500

Semiconductors -- 3.8%
ChipPAC, Inc.(3)	350,000	945,000
Integrated Device Technology, Inc.(3)	200,000	1,740,000

		2,685,000

Semiconductor Equipment -- 3.9%
Entegris, Inc.(3)	50,000	567,500
MKS Instruments, Inc.(1)(3)	90,000	1,192,500
Varian Semiconductor Equipment Associates, Inc.(1)(3)	40,000	1,030,000

		2,790,000

Telecommunication Equipment -- 3.7%
Polycom, Inc.(1)(3)	175,000	1,755,250
Powerwave Technologies, Inc.(3)	250,000	885,000
		2,640,250
Total Information Technology		19,607,650

Total Common Stocks (identified cost $72,858,086)		68,462,368

Repurchase Agreement -- 4.5%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320% dated 2/28/2003, to be repurchased at $3,223,448 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 12/15/2005	$3,223,093	3,223,093

Total Investments (identified cost $76,081,179) -- 100.2%		71,685,461

Other Net Assets and Liabilities -- (0.2)%		(164,120)

Total Net Assets -- 100.0%		$71,521,341

International Stock Fund

Description	Shares	Value
Common Stocks -- 98.5%
Australia -- 2.7%
National Australia Bank Ltd., Melbourne(1)	174,400	$3,063,661
News Corp. Ltd.	423,400	2,622,536
Qantas Airways	748,300	1,400,951

Total Australia		7,087,148

Brazil -- 2.8%
Banco Itau SA, ADR	31,200	683,592
Companhia Vale Do Rio Doce, ADR(3)	24,200	701,800
Companhia Vale Do Rio Doce, ADR	152,350	4,151,537
Unibanco Uniao de Bancos Brasileiros SA, ADR	153,100	1,737,685

Total Brazil		7,274,614

Canada -- 1.6%
Royal Bank of Canada, Montreal	108,200	4,226,591

Finland -- 1.9%
Nokia OYJ	122,400	1,636,069
Nokia OYJ, Class A, ADR	239,500	3,168,585

Total Finland		4,804,654

France -- 6.4%
L'Air Liquide SA	18,692	2,399,750
Societe Generale, Paris	46,500	2,496,208
Total Fina SA, Class B(1)	39,460	5,214,901
Vivendi Environment(1)	273,849	5,195,440
Vivendi Environment, Warrants(1)(3)	48,300	4,165
Wanadoo(1)(3)	276,700	1,383,967

Total France		16,694,431

Germany -- 5.5%
Adidas-Salomon AG	73,300	5,896,794
Deutsche Boerse AG	59,000	2,284,477
Fresenius Medical Care AG	973	41,125
SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung)	54,900	4,589,958
T-Online International AG(3)	228,800	1,418,151

Total Germany		14,230,505

Hong Kong -- 0.7%
Cathay Pacific Airways Ltd.	1,306,900	1,826,543

Ireland -- 3.1%
Bank of Ireland	599,900	6,628,286
Irish Life & Permanent PLC	136,400	1,337,994

Total Ireland		7,966,280

Israel -- 1.6%
Teva Pharmaceutical Industries Ltd., ADR	112,800	4,261,584

Description	Shares	Value
Common Stocks (continued)
Italy -- 5.0%
ENI SpA(1)	456,600	$6,777,482
Riunione Adriatica di Sicurta SpA(1)	211,000	2,595,175
Telecom Italia SpA	718,200	3,522,535

Total Italy		12,895,192

Japan -- 8.6%
Canon, Inc.	121,000	4,370,596
Millea Holdings, Inc.	408	2,826,646
Nomura Holdings, Inc.	265,700	3,124,164
NTT DoCoMo, Inc.	2,754	5,195,128
Ricoh Co. Ltd.(1)	171,900	2,597,076
Yahoo Japan Corp.(3)	156	2,692,044
Yamato Transport	108,900	1,381,804

Total Japan		22,187,458

Korea, Republic of -- 4.6%
Kookmin Bank	77,863	2,380,932
Kookmin Bank, ADR	9,274	283,042
POSCO, ADR	26,000	600,600
Samsung Electronics Co.	27,100	6,345,621
SK Telecom Co. Ltd., ADR	159,100	2,448,549

Total Korea, Republic of		12,058,744

Mexico -- 4.2%
America Movil, SA de CV, Class L, ADR	185,800	2,564,040
Fomento Economico Mexicano, SA de CV, ADR(3)	62,500	2,015,625
Grupo Financiero BBVA Bancomer, SA de CV, Class B(3)	4,318,000	3,258,720
Grupo Modelo, SA de CV, Class C	663,200	1,371,578
Wal-Mart de Mexico, SA de CV	802,700	1,792,596

Total Mexico		11,002,559

Netherlands -- 4.4%
AEGON NV(1)	323,000	3,464,369
Royal Dutch Petroleum Co.	70,500	2,792,833
TPG NV(1)	226,100	3,168,418
VNU (Verenigde Nederlandse Uitgeversbedrijven)(1)	87,400	1,922,883

Total Netherlands		11,348,503

Russia -- 2.6%
YUKOS, ADR	40,450	6,628,744

Singapore -- 1.1%
Venture Corp. Ltd.	368,800	2,844,680

South Africa -- 1.0%
Sappi Ltd.(1)	192,600	2,663,101

Spain -- 3.8%
Banco Bilbao Vizcaya Argentaria, SA	311,900	2,659,441
Banco Santander Central Hispano, SA	675,400	4,331,881
Telefonica, SA(3)	301,512	2,925,133

Total Spain		9,916,455

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Sweden -- 5.0%
Atlas Copco AB, Class A(1)	234,410	$4,976,770
Sandvik AB	164,800	3,818,719
Skandinaviska Enskilda Banken AB, Class A	320,000	2,841,785
Telefonaktiebolaget LM Ericsson(1)	1,944,900	1,269,651

Total Sweden		12,906,925

Switzerland -- 10.8%
Compagnie Financiere Richemont AG	124,600	2,017,163
Credit Suisse Group(1)	60,300	1,122,967
Nestle SA(1)	35,630	7,174,090
Novartis AG(1)	172,030	6,318,615
Swiss Re(1)	100,640	5,418,534
UBS AG(1)	144,690	6,072,103

Total Switzerland		28,123,472

United Kingdom -- 21.1%
ARM Holdings PLC(3)	2,655,800	2,215,239
BG Group PLC	346,600	1,335,060
BP Amoco PLC	680,200	4,281,993
British American Tobacco PLC	151,400	1,477,294
British Sky Broadcasting Group PLC(3)	135,500	1,340,275
Diageo PLC	448,200	4,443,874
EasyJet PLC(3)	611,200	1,827,622
Exel PLC	146,500	1,299,215
HSBC Holdings PLC	268,800	2,893,575
Kingfisher PLC	680,718	2,450,630
Pearson PLC	257,400	1,944,461
Reed Elsevier PLC	142,400	1,038,745
Rexam PLC	439,800	2,233,937
Rio Tinto PLC	128,200	2,592,630
Royal Bank of Scotland PLC, Edinburgh	231,900	5,302,928
Smith & Nephew PLC	877,700	5,055,645
Smiths Group PLC	255,600	2,429,669
Standard Chartered PLC	283,100	3,105,432
Vodafone Group PLC	3,397,521	6,082,231
WPP Group PLC	209,700	1,289,576

Total United Kingdom		54,640,031

Total Common Stocks (identified cost $270,457,110)		255,588,214

Repurchase Agreement -- 3.1%
Agreement with State Street Corp., 0.500% dated 2/28/2003, to be repurchased at $8,139,339 on 3/3/2003, collateralized by U.S. Treasury Obligations with various maturities to 2/15/2020 (at amortized cost)	$8,139,000	8,139,000

Total Investments (identified cost $278,596,110) -- 101.6%		263,727,214

Other Net Assets and Liabilities -- (1.6)%		(4,209,154)

Total Net Assets -- 100.0%		$259,518,060

Industry	Industry Diversification Market Value	% of net assets
Air Freight & Couriers	$4,508,641	1.7%
Banks	49,830,109	19.2
Beverages & Foods	15,005,167	5.8
Containers & Metal/Glass	2,233,937	0.9
Domestic & International Oil	18,918,471	7.3
Electronics	9,190,301	3.5
Financial Services	10,005,355	3.8
Gas Distribution	1,335,060	0.5
Healthcare	41,125	0.0
Healthcare Equipment & Supplies	5,055,645	2.0
Household Product/Wares	5,896,794	2.3
Industrial Gases	2,399,750	0.9
Industrial Services	8,795,489	3.4
Insurance	14,304,724	5.5
IT Consulting & Services	5,494,162	2.1
Manufacturing	4,644,908	1.8
Media	2,629,851	1.0
Metals & Mining	8,046,567	3.1
MultiMedia	7,528,625	2.9
Office Equipment	6,967,672	2.7
Oil & Gas Products	6,777,482	2.6
Paper & Forest Products	2,663,101	1.0
Pharmaceuticals & Healthcare	10,580,199	4.1
Retail	6,260,389	2.4
Software	4,589,958	1.8
Telecommunications	28,811,921	11.1
Tobacco	1,477,294	0.6
Transportation	6,395,912	2.5
Water Treatment	5,199,605	2.0

Total Common Stocks	255,588,214	98.5
Total Repurchase Agreement	8,139,000	3.1

Total Investments	263,727,214	101.6
Other Net Assets & Liabilities	(4,209,154)	(1.6)

Total Net Assets	$259,518,060	100.0%

Government Income Fund

Description	Principal Amount	Value
Asset-Backed Securities -- 4.7%
Green Tree Home Equity Loan Trust 1998-B, Class B1, 7.810%, 11/15/2029	$6,000,000	$6,262,718
Greenwich Capital Acceptance 1995-BA1, Class A4, 7.150%, 8/10/2020	10,643,000	11,430,729

Total Asset-Backed Securities (identified cost $16,665,899)		17,693,447

Collateralized Mortgage Obligations -- 15.4%
Federal Home Loan Mortgage Corp., 1.463%, 3/24/2003, REMIC (Series T-32-A1)(4)(5)	11,947,816	11,914,351

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Federal Home Loan Mortgage Corp., 6.250%, 9/15/2023, REMIC (Series 1666H)	$15,000,000	$16,055,202
Federal Home Loan Mortgage Corp., 6.500%, 10/15/2016, REMIC (Series 1702-PK)(5)	10,000,000	10,701,999
Federal National Mortgage Association, 1.586%, 3/24/2003, REMIC (Series 2001-25FA)(4)(5)	19,436,195	19,487,761

Total Collateralized Mortgage Obligations (identified cost $54,528,046)		58,159,313

Corporate Bonds -- 1.6%
HSB Group, Inc. FRN, 2.286%, 4/15/2003(4)	3,000,000	2,805,822
TXU Capital FRN, 2.730%, 4/1/2003(4)	5,000,000	3,386,615

Total Corporate Bonds (identified cost $7,909,300)		6,192,437

Mortgage Backed Securities -- 54.2%
Federal Home Loan Mortgage Corporation -- 14.6%
5.000%, 8/1/2014(1)	11,054,899	11,454,196
6.000%, 6/15/2011	5,000,000	5,759,500
6.500%, 9/1/2016	2,666,810	2,825,059
6.500%, 2/1/2031(1)	8,697,978	9,110,782
6.500%, 4/1/2032(6)	15,000,000	15,698,430
7.000%, 11/1/2009	1,814,838	1,940,494
7.500%, 9/1/2013	580,194	624,199
7.500%, 4/1/2024	1,623,821	1,744,965
7.500%, 4/1/2027	1,133,344	1,212,692
8.000%, 8/1/2030	1,715,865	1,852,479
8.500%, 9/1/2024	684,934	745,556
9.000%, 6/1/2019	1,036,597	1,159,312
9.500%, 2/1/2025	952,559	1,066,305

		55,193,969

Federal National Mortgage Association -- 22.9%
6.000%, 9/1/2013(1)	7,146,550	7,525,200
6.000%, 4/1/2017(6)	5,000,000	5,248,440
6.500%, 9/1/2016(1)	6,141,792	6,519,729
6.500%, 9/1/2016	3,462,245	3,675,295
6.500%, 12/1/2031(1)	2,976,040	3,114,620
6.500%, 5/1/2032(6)	25,000,000	26,109,375
7.000%, 12/1/2010	2,881,264	3,078,447
7.000%, 3/1/2029	2,932,870	3,097,768
7.000%, 7/1/2029(1)	6,768,796	7,149,366
7.000%, 2/1/2030(1)	5,385,055	5,687,826
7.500%, 12/1/2009	4,949,670	5,305,277
7.500%, 10/1/2030(5)	2,432,398	2,592,305
8.000%, 10/1/2028	4,228,497	4,619,770
8.000%, 4/1/2030	2,202,418	2,388,457

		86,111,875

Description	Principal Amount	Value
Mortgage Backed Securities (continued)
Government National Mortgage Association -- 16.7%
6.500%, 12/15/2029	$3,714,168	$3,921,379
6.500%, 9/15/2032	17,342,952	18,291,103
7.000%, 4/15/2029(1)	4,250,976	4,529,550
7.000%, 5/15/2029(1)	3,653,034	3,888,679
7.000%, 6/15/2029(1)	4,510,919	4,801,903
7.000%, 8/15/2031(1)	3,667,588	3,899,358
7.500%, 8/15/2025(1)	1,341,302	1,444,190
7.500%, 8/15/2025(1)	5,434,065	5,844,962
7.500%, 12/15/2025(1)	4,336,008	4,663,876
7.500%, 2/15/2027(1)	5,932,200	6,362,225
8.500%, 6/15/2010(1)	1,400,324	1,539,822
9.000%, 11/15/2009(1)	2,249,640	2,442,252
9.000%, 1/15/2010(1)	722,058	794,421
9.500%, 10/15/2024(1)	441,758	499,796

		62,923,516

Total Mortgage Backed Securities (identified cost $194,449,283)		204,229,360

U.S. Treasury Note -- 10.8%
3.875%, 2/15/2013 (identified cost $40,384,336)	40,000,000	40,601,600

Total Investments in Securities (identified cost $313,936,864)		326,876,157

Repurchase Agreement -- 29.3%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320%, dated 2/28/2003, to be repurchased at $110,519,516 on 3/3/2003, collateralized by U.S. Government Agency Obligations with various maturities to 4/15/2015 (at amortized cost)	110,507,360	110,507,360

Total Investments (identified cost $424,444,224) -- 116.0%		437,383,517

Other Net Assets and Liabilities -- (16.0)%		(60,398,755)

Total Net Assets -- 100.0%		$376,984,762

Intermediate Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities -- 7.2%
Citibank Credit Card Issuance Trust 2002-A1, Class A1, 4.950%, 2/9/2009	$6,000,000	$6,470,127

Description	Principal Amount	Value
Asset-Backed Securities (continued)
Citibank Credit Card Master Trust I 1999-7, Class A, 6.650%, 11/15/2006	$5,000,000	$5,415,710
DLJ Commercial Mortgage Corp. 1998-STF2, Class A1, 1.990%, 11/5/2008(7)(8)	643,074	639,858
DaimlerChrysler Auto Trust, Class A3, 6.820%, 9/6/2004	1,556,339	1,571,125
First USA Credit Card Master Trust 1998-9, Class A, 5.280%, 9/18/2006	7,750,000	8,017,879
Ford Credit Auto Owner Trust 2000-G, Class A4, 6.620%, 7/15/2004(1)	2,894,227	2,934,872
Green Tree Home Equity Loan Trust 1998-B, Class B1, 7.810%, 11/15/2029	7,000,000	7,306,505
J.P. Morgan Commercial Mortgage Finance Corp. 1997-C5, Class A2, 7.069%, 9/15/2029	5,198,666	5,579,096
Pegasus Aviation Lease Securitization 1999-1A, Class A1, 6.300%, 3/25/2029(7)(8)	1,846,075	1,765,339
Systems 2001Asset Trust, Pass Thru Cert., 6.664%, 9/15/2013(7)(8)	5,962,234	6,502,571

Total Asset-Backed Securities (identified cost $43,926,304)		46,203,082

Collateralized Mortgage Obligations -- 2.8%
Criimi Mae CMBS Corp. 1998-1, Class A2, 6.009%, 2/20/2008(7)(8)	3,847,483	4,130,679
Criimi Mae CMBS Corp. 1998-1, Class A3, 6.306%, 6/20/2030(7)(8)	6,000,000	6,596,417
Fannie Mae, (Series 1993-137), Class PH, 6.550%, 12/25/2021	4,072,397	4,135,948
Government National Mortgage Association, Series 2000-12, Class AC, 7.500%, 11/16/2027	1,061,443	1,083,614
Government National Mortgage Association, Series 2001-5, Class PK, 5.950%, 7/20/2024	1,296,416	1,300,410
Prudential Home Mortgage Securities 1992-B, Class 2B, 6.757%, 9/28/2008(7)(8)	1,041,224	1,071,822

Total Collateralized Mortgage Obligations (identified cost $17,285,224)		18,318,890

Corporate Bonds & Notes -- 66.7%
Automotive & Related -- 7.9%
Ford Motor Credit Co., Note, 6.125%, 3/20/2004(1)	8,000,000	8,182,800
Ford Motor Credit Co., Note, 6.500%, 1/25/2007(1)	4,000,000	3,989,396
Ford Motor Credit Co., Note, 6.700%, 7/16/2004(1)	7,000,000	7,218,449

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Automotive & Related (continued)
Ford Motor Credit Co., Note, 7.750%, 3/15/2005	$5,000,000	$5,186,815
General Motors Acceptance Corp., Note, 6.125%, 9/15/2006	5,000,000	5,199,940
General Motors Acceptance Corp., Note, 6.750%, 1/15/2006(1)	3,000,000	3,164,043
General Motors Acceptance Corp., Note, 6.875%, 9/15/2011	7,000,000	7,027,048
General Motors Acceptance Corp., Unsecd. Note, 7.000%, 6/6/2003	6,000,000	6,071,100
General Motors Corp., Note, 7.200%, 1/15/2011(1)	5,000,000	5,098,830

		51,138,421

Banks -- 8.6%
BNP Paribas LLC, Company Guarantee, 5.125%, 1/15/2015(1)(7)(8)	5,000,000	5,143,080
Citicorp, Sub. Note, (Series F), 6.375%, 11/15/2008	7,000,000	7,925,428
Citigroup, Inc., 5.875%, 2/22/2033	7,000,000	7,098,917
Citigroup, Inc., Note, 3.500%, 2/1/2008(1)	10,000,000	10,107,940
Citigroup, Inc., Note, 5.750%, 5/10/2006(1)	5,000,000	5,505,715
J.P. Morgan Chase & Co., Note, 4.000%, 2/1/2008(1)	6,000,000	6,076,668
UBS Preferred Funding Trust, Bond, 8.622%, 10/1/2010(1)(4)	7,000,000	8,597,967
Washington Mutual, Inc., Note, 4.375%, 1/15/2008(1)	5,000,000	5,245,350

		55,701,065

Beverages & Foods -- 4.3%
Anheuser-Busch Cos., Inc., Deb., 9.000%, 12/1/2009	5,000,000	6,491,930
General Mills, Inc., 3.875%, 11/30/2007	11,000,000	11,252,868
Kroger Co., Note, 5.50%, 2/1/2013(1)	4,000,000	4,112,008
Kroger Co., Note, 8.05%, 2/1/2010	5,000,000	5,890,045

		27,746,851

Broker/Dealers -- 4.1%
Goldman Sachs Group, Inc., 6.125%, 2/15/2033	2,500,000	2,523,922
Goldman Sachs Group, Inc., Bond, 6.875%, 1/15/2011	2,000,000	2,285,370
Lehman Brothers Holdings, Inc., Note, 6.250%, 5/15/2006(1)	1,000,000	1,106,812
Merrill Lynch & Co., Inc., Note, (Series MTNB), 5.350%, 6/15/2004	6,500,000	6,806,482

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Broker/Dealers (continued)
Morgan Stanley, Note, 6.600%, 4/1/2012	$7,000,000	$7,835,436
PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	6,000,000	6,230,598

		26,788,620

Building -- 0.3%
Pulte Corp., 6.250%, 2/15/2013	2,000,000	2,089,176

Chemicals -- 0.6%
Dow Chemical Co., Note, 5.250%, 5/14/2004(1)(7)(8)	3,500,000	3,615,115

Construction Equipment -- 0.4%
CRH America, Inc., Note, 6.950%, 3/15/2012	2,000,000	2,276,634

Consumer Cyclical -- 0.4%
Tyco International Group, Note, 5.800%, 8/1/2006(1)	2,500,000	2,393,750

Domestic & International Oil -- 3.2%
Conoco, Inc., Sr. Note, 6.350%, 4/15/2009(1)	6,000,000	6,853,182
Occidental Petroleum Corp., Deb., 10.125%, 9/15/2009	5,000,000	6,620,120
Occidental Petroleum Corp., Note, 4.000%, 11/30/2007	2,500,000	2,542,523
PanCanadian Petroleum Ltd., Bond, 6.300%, 11/1/2011	4,000,000	4,445,420

		20,461,245

Electrical Equipment -- 1.3%
General Electric Co., Note, 5.000%, 2/1/2013(1)	8,000,000	8,263,776

Financial Services -- 19.4%
Allstate Financial Global, Note, 7.125%, 9/26/2005(7)(8)	5,500,000	6,136,185
American Express Co., 3.750%, 11/20/2007(1)	4,000,000	4,092,840
American General Finance Corp., Note, (Series G), 4.500%, 11/15/2007	5,000,000	5,227,305
American General Finance Corp., Note, (Series G), 5.375%, 10/1/2012	2,500,000	2,600,350
Core Investments, 4.727%, 11/30/2007	8,000,000	8,284,920
Countrywide Financial Corp., Note, (Series K), 4.250%, 12/19/2007	7,000,000	7,235,662
Credit Suisse, London, Sub. Note, 7.900%, 5/29/2049(4)(7)(8)	5,000,000	5,441,810
EOP Operating LP, Note, 7.375%, 11/15/2003	4,000,000	4,156,440

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Financial Services (continued)
Fidelity Investments, 4.750%, 3/1/2013(1)(7)(8)	$8,000,000	$8,110,848
General Electric Capital Corp., Note, 6.800%, 11/1/2005	4,000,000	4,463,328
General Electric Capital Corp., Note, (Series A), 6.500%, 12/10/2007	5,000,000	5,694,700
Household Finance Corp., 6.400%, 6/17/2008(1)	4,000,000	4,437,292
Household Finance Corp., 7.000%, 5/15/2012	6,000,000	6,804,642
Household International Netherlands BV, Company Guarantee, 6.200%, 12/1/2003	4,000,000	4,117,540
MBNA Global Capital Securities, Jr. Sub. Deb., 2.150%, 5/1/2003(1)(4)	5,000,000	3,438,720
National Rural Utilities Cooperative Finance Corp., Note, 3.000%, 2/15/2006	7,000,000	7,078,687
National Rural Utilities Cooperative Finance Corp., Note, 3.875%, 2/15/2008	4,000,000	4,069,016
PHH Corp., 7.125%, 3/1/2013	6,000,000	6,088,872
SLM Corp., 5.625%, 4/10/2007	5,000,000	5,492,310
Student Loan Marketing Association, 5.375%, 1/15/2013	11,000,000	11,592,185
Wells Fargo Financial, Inc., 5.875%, 8/15/2008	10,000,000	11,246,940

		125,810,592

Household Product/Wares -- 0.8%
Procter & Gamble Co., Unsub., 6.600%, 12/15/2004	5,000,000	5,426,695

Insurance -- 4.5%
AIG SunAmerica Global Financial, Bond, 5.850%, 8/1/2008(7)(8)	7,000,000	7,761,705
HSB Group, Inc., Company Guarantee, 2.285%, 4/15/2003(4)	4,000,000	3,741,096
John Hancock, Note, 6.500%, 3/1/2011(7)(8)	3,500,000	3,921,726
MGIC Investment Corp., Sr. Note, 6.000%, 3/15/2007(1)	3,000,000	3,207,981
Prudential Funding Corp., Note, 6.600%, 5/15/2008	5,000,000	5,582,345
Radian Group, Inc., Unsecd. Note, 5.625%, 2/15/2013	5,000,000	5,087,545

		29,302,398

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Media -- 1.6%
AOL Time Warner, Inc., Note, 6.125%, 4/15/2006(1)	$4,000,000	$4,181,792
AOL Time Warner, Inc., Note, 6.875%, 5/1/2012(1)	3,000,000	3,170,208
Comcast Corp., Note, 6.750%, 1/30/2011(1)	3,000,000	3,254,130

		10,606,130

Publishing -- 0.4%
Reed Elsevier, Capital, Company Guarantee, 6.125%, 8/1/2006	2,500,000	2,734,028

Telecommunications -- 3.9%
AT&T Wireless Services, Inc., Note, 8.125%, 5/1/2012(1)	2,000,000	2,154,202
British Telecommunication PLC, Note, 7.875%, 12/15/2005	5,000,000	5,649,790
British Telecommunication PLC, Note, 8.375%, 12/15/2010	5,000,000	6,069,675
Telstra Corp. Ltd., Note, 6.375%, 4/1/2012	5,000,000	5,586,360
Verizon Global Funding, Note, 7.250%, 12/1/2010(7)(8)	3,000,000	3,498,207
Verizon Global Funding, Note, 7.375%, 9/1/2012(1)	2,000,000	2,367,538

		25,325,772

Transportation -- 1.4%
American Trans Air, Pass Thru Cert., 8.039%, 1/15/2016	4,484,899	4,643,868
Continental Airlines, Inc., Pass Thru Cert., 6.541%, 9/15/2009	2,918,766	1,695,817
Delta Air Lines, Inc., Equipment Trust, (Series 1993-A2), 10.500%, 4/30/2016	4,000,000	2,610,340

		8,950,025

Utilities-Electric -- 2.8%
AEP Texas Central Co., Bond, 6.650%, 2/15/2033	2,000,000	2,059,516
Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003(7)(8)	5,000,000	4,900,070
Pinnacle Partner, Sr. Note, 8.830%, 8/15/2004(7)(8)	3,000,000	2,969,985
Southern Power Co., Sr. Note, 6.250%, 7/15/2012(1)	3,000,000	3,290,325
TransAlta Corp., Note, 6.750%, 71/15/2012	5,000,000	5,132,970

		18,352,866

Utilities-Natural Gas -- 0.8%
TXU Capital, 2.730%, 7/1/2028	7,000,000	4,741,261

Total Corporate Bonds & Notes (identified cost $417,679,044)		431,724,420

Description	Principal Amount	Value
Government Agencies -- 7.8%
Federal Home Loan Bank -- 0.9%
Federal Home Loan Bank System, Bond, 5.430%, 11/17/2008	$5,000,000	$5,568,075

Federal National Mortgage Association -- 5.2%
5.500%, 2/15/2006	10,000,000	10,974,280
6.250%, 2/1/2011	10,000,000	11,356,490
7.000%, 7/15/2005	10,000,000	11,205,260

		33,536,030

Tennessee Valley Authority -- 1.7%
5.625%, 1/18/2011	10,000,000	11,189,690

Total Government Agencies (identified cost $44,292,908)		50,293,795

Mortgage Backed Securities -- 5.8%
Federal Home Loan Mortgage Corp -- 0.8%
7.500%, 2/1/2031(1)	3,356,562	3,581,047
7.500%, 6/1/2031(1)	1,303,291	1,390,315

		4,971,362

Federal National Mortgage Association -- 3.4%
6.500%, 10/1/2031(1)	11,182,879	11,703,611
7.000%, 12/1/2015(1)	4,959,138	5,296,639
7.635%, 8/1/2011(1)	4,674,319	5,319,002

		22,319,252

Government National Mortgage Association -- 1.6%
7.000%, 3/15/2032	9,506,559	10,107,238

Total Mortgage Backed Securities (identified cost $36,044,218)		37,397,852

U.S. Treasury Securities -- 2.8%
U.S. Treasury Notes -- 2.8%
6.000%, 8/15/2004	2,000,000	2,135,626
7.250%, 5/15/2004	15,000,000	16,074,030

Total U.S. Treasury Securities (identified cost $18,146,485)		18,209,656

Total Investment in Securities (identified cost $577,374,183)		602,147,695

Description	Principal Amount	Value
Repurchase Agreement -- 5.8%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320% dated 2/28/2003, to be repurchased at $37,449,059 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 12/15/2005 (at amortized cost)	$37,444,940	$37,444,940

Total Investments (identified cost $614,819,123) -- 98.9%		639,592,635

Other Net Assets and Liabilities -- 1.1%		7,370,259

Total Net Assets -- 100.0%		$646,962,894

Intermediate Tax-Free Fund

Description/Credit Rating(9)	Principal Amount	Value
Long-Term Municipals -- 96.6%
Arizona -- 7.5%
Maricopa County, AZ, School District No. 214 Tolleson Unified High, GO UT, 5.100% (Financial Security Assurance, Inc. LOC)/(Original Issue Yield: 5.099%), 7/1/2010, AAA/Aaa	$1,000,000	$1,118,550
Maricopa County, AZ, School District No. 28 Kyrene Elementary, (Series A), 5.000% (MBIA Insurance Corp. LOC)/(Original Issue Yield: 4.590%), 7/1/2013, NR/Aaa	1,885,000	2,110,748
Mesa, AZ, Street and Highway, Refunding Revenue Bond, 4.000% (Financial Security Assurance, Inc. LOC), 7/1/2014, AAA/Aaa	2,120,000	2,151,270
Phoenix, AZ, Civic Improvement Corp., 5.125% (FGIC LOC)/(Original Issue Yield: 4.570%), 7/1/2014, AAA/Aaa	2,000,000	2,239,940
Phoenix, AZ, Civic Improvement Corp., Refunding Revenue Bonds, 5.250% (FGIC LOC)/(Original Issue Yield: 4.690%), 7/1/2016, AAA/Aaa	500,000	568,475

		8,188,983

Arkansas -- 1.2%
Arkansas Development Finance Authority, Revenue Bonds, 5.000% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.055%), 7/1/2020, AAA/Aaa	1,255,000	1,310,295

Description/Credit Rating(9)	Principal Amount	Value
Long-Term Municipals (continued)
Colorado -- 5.1%
El Paso County, CO School District No. 49, GO UT, 5.750% (FGIC LOC)/(Original Issue Yield: 4.750%), 12/1/2013, AAA/Aaa	$1,875,000	$2,179,425
Larimer County, CO School District, GO UT, 5.500% (FGIC LOC)/(Original Issue Yield: 4.420%), 12/15/2006, AAA/Aaa	3,000,000	3,417,690

		5,597,115

Connecticut -- 1.8%
Connecticut State, (Series C), 5.000% (Original Issue Yield: 3.280%), 12/15/2007, AA/Aa2	1,700,000	1,917,991

Florida -- 1.0%
Orange County, FL, Health Facilities Authority, Refunding Revenue Bonds, 5.550% (Original Issue Yield: 5.750%), 11/15/2004, A-/A3	1,060,000	1,127,670

Hawaii -- 1.0%
Hawaii State Airport System, Refunding Revenue Bonds, 5.250% (FGIC LOC)/(Original Issue Yield: 4.770%), 7/1/2011, AAA/Aaa	1,000,000	1,106,330

Illinois -- 2.1%
Evanston, IL, (Series C), 5.250% (Original Issue Yield: 3.780%), 1/1/2014, Aaa	1,000,000	1,104,610
University of Illinois, Refunding Revenue Bonds, 5.250% (AMBAC INS)/(Original Issue Yield: 4.530%), 4/1/2013, AAA/Aaa	1,060,000	1,195,171

		2,299,781

Indiana -- 3.4%
Indianapolis-Marion County, IN, Public Library, GO UT, 5.800%, 7/1/2012, NR/Aa2	1,425,000	1,667,777
Petersburg, IN, IPALCO, Refunding Revenue Bonds, 6.100% (MBIA Insurance Corp. LOC)/(Original Issue Yield: 6.099%), 1/1/2016, AAA/Aaa	2,000,000	2,049,440

		3,717,217

Iowa -- 2.8%
Iowa Finance Authority, Revenue Bonds, 6.000% (Ipsco, Inc.), 6/1/2027, NR/NR	3,000,000	3,063,690

Description/Credit Rating(9)	Principal Amount	Value
Long-Term Municipals (continued)
Kansas -- 1.1%
Sedgwick County, KS, University School District, District No. 259, 6.000%, 9/1/2008, AA/Aa3	$1,000,000	$1,176,230

Kentucky -- 2.8%
Kentucky State Property & Buildings Commission, Refunding Revenue Bonds, 6.000% (Financial Security Assurance, Inc. LOC)/(Original Issue Yield: 5.510%), 2/1/2011, AAA/Aaa	2,565,000	3,029,368

Massachusetts -- 6.4%
Commonwealth of Massachusetts, (Series A), 6.000% (Original Issue Yield: 5.670%), 2/1/2014, AAA/Aa2	2,500,000	2,972,875
Commonwealth of Massachusetts, GO UT, (Series E), 5.500%, 1/1/2014, AA-/Aa2	3,500,000	3,980,690

		6,953,565

Michigan -- 7.4%
Detroit, MI, City School District, (Series B), 5.000% (FGIC LOC)/(Original Issue Yield: 4.500%), 5/1/2009, AAA/Aaa	3,300,000	3,695,868
Michigan Municipal Bond Authority, Revenue Clean Water, 4.000% (Original Issue Yield: 1.670%), 10/1/2004, AAA/Aaa	2,500,000	2,610,675
Michigan State Building Authority, (Series I), 5.500% (Original Issue Yield: 4.250%), 10/15/2009, AA+/Aa1	1,500,000	1,738,905

		8,045,448

Minnesota -- 6.2%
Minneapolis/St. Paul, MN Housing Authority, Refunding Revenue Bonds, 6.750%, 12/1/2013, BBB+/Baa1	1,000,000	1,029,200
Minneapolis/St. Paul, MN Metropolitan Airports Commission, (Series B), 5.250% (FGIC LOC)/(Original Issue Yield: 4.070%), 1/1/2006, AAA/Aaa	3,000,000	3,248,970
Mounds View, MN Independent School District No. 621, GO UT, 5.000% (MBIA Insurance Corp. LOC)/(Original Issue Yield: 4.450%), 2/1/2013, NR/Aaa	2,235,000	2,471,530

		6,749,700

Description/Credit Rating(9)	Principal Amount	Value
Long-Term Municipals (continued)
Nevada -- 4.4%
Clark County, NV School District, GO UT, 5.250% (Original Issue Yield: 4.880%), 6/15/2013, AAA/Aaa	$2,500,000	$2,725,400
Clark County, NV School District, GO UT, (Series D), Refunding Bonds, 5.250%, (FGIC INS) 6/15/2014, AAA/Aaa	1,880,000	2,115,169

		4,840,569

New Mexico -- 3.6%
New Mexico State Highway Commission, Refunding Revenue Bonds, 6.000% (Original Issue Yield: 5.370%), 6/15/2010, AA+/Aa2	3,325,000	3,883,434

New York -- 2.5%
Oswego County, NY, GO UT, 6.700% (Original Issue Yield: 6.800%), 6/15/2010, NR/A2	1,100,000	1,341,736
Oswego County, NY, GO UT, 6.700% (Original Issue Yield: 6.800%), 6/15/2011, NR/A2	1,100,000	1,351,889

		2,693,625

North Dakota -- 4.7%
Fargo, ND, (Series A), 5.750% (Financial Security Assurance, Inc. LOC)/(Original Issue Yield: 5.300%), 6/1/2012, AAA/Aaa	2,940,000	3,364,213
North Dakota State Water Authority, Revenue Bonds, (Series A), 6.000% (MBIA INS)/(Original Issue Yield: 5.390%), 8/1/2011, AAA/Aaa	1,545,000	1,791,721

		5,155,934

Ohio -- 1.0%
Sidney, OH Industrial Development, Refunding Revenue Bonds, 5.400% (Fort Wayne National Corp. LOC)/(Perfection Bakeries, Inc.)/(Original Issue Yield: 5.399%), 9/15/2005, NR/NR	1,000,000	1,046,730

Oregon -- 1.0%
Salem-Keizer, OR, School District No. 24J, GO UT, 5.375% (FGIC COL), 6/1/2014, AAA/Aaa	1,000,000	1,088,430

Description/Credit Rating(9)	Principal Amount	Value
Long-Term Municipals (continued)
Pennsylvania -- 6.3%
Commonwealth of Pennsylvania, 6.000% (Original Issue Yield: 5.540%), 1/15/2012, AA/Aa2	$4,000,000	$4,655,200
Pottsville, PA, Hospital Authority, 7.000% (Original Issue Yield: 7.500%), 7/1/2014, AAA/NR	2,000,000	2,191,040

		6,846,240

South Carolina -- 4.0%
South Carolina State, GO UT Bonds, (Series B), 5.625%, 7/1/2011, AAA/Aaa	1,055,000	1,191,559
South Carolina State Public Service Authority, (Series A), 5.375% (MBIA Insurance Corp. LOC)/(Original Issue Yield: 4.800%), 1/1/2006, AAA/Aaa	2,835,000	3,124,964

		4,316,523

South Dakota -- 1.4%
Heartland Consumers Power District, SD, Refunding Revenue Bonds, 5.900% (Financial Security Assurance, Inc. INS)/(Original Issue Yield: 6.000%), 1/1/2004, AAA/Aaa	1,500,000	1,559,625

Tennessee -- 1.2%
Putnam County, TN, GO UT, 5.250% (FGIC LOC)/(Original Issue Yield: 4.530%), 4/1/2013, NR/Aaa	1,200,000	1,355,184

Texas -- 3.2%
Tarrant County, TX, HFDC, Revenue Bonds, 5.750% (Texas Health Resources System)/(MBIA INS), 2/15/2009, AAA/Aaa	2,000,000	2,292,460
Texas Water Development Board, State Revolving Fund Senior Lien Revenue Bonds, (Series A), 5.250% (Original Issue Yield: 4.900%), 7/15/2004, AAA/Aaa	1,180,000	1,245,136

		3,537,596

Virginia -- 3.8%
Loudoun County, VA, GO UT, (Series B), 5.750%, 1/1/2011, AA+/Aa1	2,190,000	2,532,341
Suffolk, VA Redevelopment & Housing Authority, Revenue Refunding Bonds, 4.850%, (Fannie Mae LIQ) 7/1/2031, NR/Aaa	1,500,000	1,601,460

		4,133,801

Description/Credit Rating(9)	Principal Amount or Shares	Value
Long-Term Municipals (continued)
Washington -- 1.0%
Port Longview, WA Industrial Development Corp., IDC, Solid Waste Disposal Revenue Bonds, 6.875% (Weyerhaeuser Co.), 10/1/2008, BBB/NR	$1,000,000	$1,122,140

West Virginia -- 1.2%
West Virginia State Hospital Finance Authority, Pre-refunded Bonds, (Series B), 6.750% (Original Issue Yield: 6.950%), 9/1/2030, A2	1,000,000	1,248,690

Wisconsin -- 7.5%
Cedarburg, WI School District, (Series B), 5.375% (Financial Security Assurance, Inc. LOC)/(Original Issue Yield: 5.000%), 3/1/2016, NR/Aaa	940,000	1,022,278
Cedarburg, WI School District, GO UT, (Series B), Refunding Bonds, 5.375% (Original Issue Yield: 4.930%), 3/1/2015, NR/Aaa	895,000	977,805
Green Bay, WI Area Public School District, GO UT, 5.000% (Original Issue Yield: 4.740%), 4/1/2009, NR/Aa2	2,250,000	2,505,983
Kenosha County, WI, (Series A), 5.000% (FGIC LOC)/(Original Issue Yield: 4.500%), 3/1/2013, AAA/Aaa	1,535,000	1,640,316
Wisconsin State, GO UT, (Series C), Water Utility & Highway Improvement Bonds, 6.000%, 5/1/2014, AA/Aa3	1,750,000	2,077,075

		8,223,457

Total Long-Term Municipals (identified cost $98,413,703)		105,335,361

Mutual Funds -- 2.6%
Tax-Free Obligations Fund	630,294	630,294
Fidelity Tax Exempt Money Market	2,183,438	2,183,438

Total Mutual Funds (shares at net asset value)		2,813,732

Total Investments (identified cost $101,227,435) -- 99.2% (10)		108,149,093

Other Net Assets and Liabilities -- 0.8%		834,441

Total Net Assets -- 100.0%		$108,983,534

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities -- 10.6%
Citibank Credit Card Master Trust I 1998-9, Class A, 5.300%, 1/9/2006	$1,220,000	$1,261,368
DLJ Commercial Mortgage Corp. 1998-STF2, Class A1, 1.990%, 11/5/2008(7)(8)	208,357	207,315
DaimlerChrysler Auto Trust, Class A3, 6.820%, 9/6/2004	504,254	509,045
First Franklin Mortgage Loan Asset Backed Certificates 2002-FF1, Class 1A2, 3.790%, 4/25/2032	1,600,000	1,635,117
Ford Credit Auto Owner Trust 2000-G, Class A4, 6.620%, 7/15/2004	334,903	339,607
Green Tree Home Equity Loan Trust 1998-B, Class B1, 7.810%, 11/15/2029	3,000,000	3,131,359
Honda Auto Receivables Owner Trust 2001-3, Class A4, 3.960%, 2/19/2007	1,300,000	1,344,549
Honda Auto Receivables Owner Trust 2003-1, Class A3, 1.920%, 11/20/2006	1,250,000	1,252,622
Household Automotive Trust 2002-3, Class A3A, 2.750%, 6/18/2007	1,100,000	1,120,178
Pegasus Aviation Lease Securitization 1999-1A, Class A1, 6.300%, 3/25/2029(7)(8)	750,737	717,905
Residential Asset Mortgage Products, Inc. 2002-RS5, Class AI3, 3.717%, 7/25/2027	1,100,000	1,124,980
Residential Asset Mortgage Products, Inc. 2002-RZ3, Class A3, 3.710%, 2/25/2029	1,300,000	1,328,861

Total Asset-Backed Securities (identified cost $13,693,739)		13,972,906

Collateralized Mortgage Obligations -- 7.4%
Federal Home Loan Mortgage Corporation -- 2.3%
5.250%, 1/15/2010, Series 2368, Class TQ	1,375,005	1,383,881
5.500%, 5/15/2011, Series 2368, Class OC	1,620,000	1,674,794

		3,058,675

Federal National Mortgage Association -- 1.1%
6.550%, 12/25/2021, Series 1993-137, Class PH	1,413,703	1,435,765

Government National Mortgage Association -- 0.5%
5.950%, 7/20/2024, Series 2001-5, Class PK	210,668	211,317
7.500%, 11/16/2027, Series 2000-12, Class AC	494,849	505,185

		716,502

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Other Financial -- 3.5%
Capital Asset Research Funding 1997-A, Class A 144A, 6.400%, 12/15/2004(7)(8)	$388,053	$388,053
Criimi Mae CMBS Corp. 1998-1, Class A2, 6.009%, 6/20/2030(7)(8)	2,493,169	2,676,680
Securitized Asset Sales, Inc. 1995-4, Class A5, 7.250%, 11/25/2005	169,759	169,581
Washington Mutual Mortgage Securities Corp. 2001-9, Class A6, 4.816%, 10/25/2032	1,350,000	1,395,883

		4,630,197

Total Collateralized Mortgage Obligations (identified cost $9,649,581)		9,841,139

Mortgage Backed Pass-Through Securities -- 4.9%
Federal Home Loan Mortgage Corporation -- 0.4%
9.000%, 7/1/2014	107,087	117,062
11.000%, 8/1/2019	349,781	397,813

		514,875

Federal National Mortgage Association -- 4.3%
7.000%, 12/1/2015	1,339,314	1,430,463
7.500%, 9/1/2015	1,177,023	1,260,727
8.000%, 8/1/2007	15,878	15,878
8.000%, 5/1/2008	336,240	355,449
9.000%, 7/1/2009	170,541	185,614
9.000%, 1/1/2015	63,525	70,778
9.500%, 12/1/2024	204,431	228,517
9.500%, 1/1/2025	425,100	475,184
9.500%, 1/1/2025	331,837	370,873
9.500%, 1/1/2025	205,484	229,694
10.000%, 7/1/2020	143,527	164,916
10.500%, 1/1/2022	173,763	202,112
11.000%, 12/1/2015	554,879	631,294

		5,621,499

Government National Mortgage Association -- 0.2%
9.000%, 12/15/2019	276,817	310,046

Total Mortgage Backed Pass-Though Securities (identified cost $6,232,603)		6,446,420

Corporate Bonds & Notes -- 40.3%
Asset-Backed -- 0.3%
Regional Jet Equipment Trust, Note, Series 144A, 7.771%, 9/5/2004(7)	707,606	425,006

Description	Principal Amount	Value
Corporate Bonds & Notes -- (continued)
Automotive & Related -- 0.9%
DaimlerChrysler North America Holding Corp., 3.400%, 12/15/2004	$1,200,000	$1,211,065

Banks -- 2.8%
First Chicago Corp., Sub. Note, 6.875%, 6/15/2003	1,220,000	1,238,149
J.P. Morgan Chase & Co., Note, 4.000%, 2/1/2008	1,200,000	1,215,334
NationsBank Corp., 6.125%, 7/15/2004	1,220,000	1,295,877

		3,749,360

Beverages & Foods -- 0.9%
General Mills, Inc., 7.468%, 10/15/2004	1,100,000	1,184,564

Broker/Dealers -- 5.2%
Bear, Stearns and Co., Note, 7.330%, 10/28/2004	1,250,000	1,359,447
Credit Suisse First Boston USA, Inc., Note, 5.875%, 8/1/2006	1,220,000	1,329,583
Goldman Sachs Group, Inc., Bond, 7.625%, 8/17/2005	810,000	911,441
Merrill Lynch & Co., Inc., Note, 6.800%, 11/3/2003	810,000	838,792
Merrill Lynch & Co., Inc., Note, Series MTNB, 5.350%, 6/15/2004	1,050,000	1,099,509
Morgan Stanley Group, Inc., Note, 7.750%, 6/15/2005	450,000	505,420
Morgan Stanley, Unsub., 6.100%, 4/15/2006	810,000	890,694

		6,934,886

Chemicals -- 1.3%
Dow Chemical Co., Note, 5.250%, 5/14/2004	1,620,000	1,673,282

Domestic & International Oil -- 0.8%
Occidental Petroleum Corp., 6.500%, 4/1/2005	970,000	1,046,137

Electric -- 2.9%
Dominion Resources, Inc., Note, 2.800%, 2/15/2005	1,350,000	1,354,718
Limestone Electronic Trust, Company Guarantee, 8.625%, 3/15/2003(7)(8)	820,000	803,611
TXU Capital, 2.730%, 7/1/2028(4)	2,430,000	1,645,895

		3,804,224

Energy -- 0.3%
Osprey Trust, Sr. Secd. Note 144A, 8.310%, 1/15/2003(3)(7)	2,000,000	385,000

Description	Principal Amount	Value
Corporate Bonds & Notes -- (continued)
Entertainment -- 1.3%
AOL Time Warner, Inc., Note, 6.125%, 4/15/2006	$810,000	$846,813
Walt Disney Co., 7.300%, 2/8/2005	810,000	881,418

		1,728,231

Financial Services -- 2.9%
Allstate Financial Global, Note, Series 144A, 7.125%, 9/26/2005(7)(8)	750,000	836,752
Boeing Capital Corp., Sr. Note, 7.100%, 9/27/2005	610,000	675,781
MBNA Global Capital Securities, Jr. Sub. Deb., 2.150%, 5/1/2003(4)	1,000,000	687,744
PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	810,000	841,131
Salomon Smith Barney Holdings, Inc., Note, 6.250%, 5/15/2003	810,000	817,706

		3,859,114

Forest Products & Paper -- 0.4%
Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	490,000	535,869

Healthcare -- 1.3%
Abbott Laboratories, Note, 5.125%, 7/1/2004	1,620,000	1,697,750

Industrial Services -- 0.8%
Dayton-Hudson Corp., Note, 7.500%, 7/15/2006	600,000	690,703
Tyco International Group, Note, 5.800%, 8/1/2006	410,000	392,575

		1,083,278

Insurance -- 1.8%
American General Finance Corp., Note, Series G, 4.500%, 11/15/2007	1,100,000	1,150,007
MGIC Investment Corp., Sr. Note, 7.500%, 10/15/2005	1,095,000	1,216,330

		2,366,337

Leasing -- 1.8%
General Electric Capital Corp., Note, 5.000%, 6/15/2007	1,000,000	1,074,546
General Electric Capital Corp., Note, 5.375%, 4/23/2004	1,210,000	1,262,429

		2,336,975

Media -- 0.8%
Gannett Co., Inc., Note, 4.950%, 4/1/2005	955,000	1,010,118

Metals -- 0.5%
Alcoa, Inc., Note, 5.875%, 6/1/2006	620,000	682,976

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Other Financial -- 3.8%
American Express Co., 3.750%, 11/20/2007	$1,000,000	$1,023,210
Core Investments, 4.727%, 11/30/2007	1,700,000	1,760,545
HSB Group, Inc., Company Guarantee, 2.285%, 4/15/2003(4)	2,430,000	2,272,716

		5,056,471

Papers -- 0.8%
Weyerhaeuser Co., Note, 5.500%, 3/15/2005(7)(8)	1,010,000	1,064,158

Personal Credit -- 5.2%
Ford Motor Credit Co., Note, 7.500%, 6/15/2003	1,220,000	1,232,938
Ford Motor Credit Co., Sr. Note, 6.125%, 3/20/2004	1,620,000	1,657,017
General Motors Acceptance Corp., Note, 4.150%, 2/7/2005	2,600,000	2,608,676
Household Finance Corp., Note, 8.000%, 5/9/2005	1,200,000	1,329,588

		6,828,219

Short-Term Business Credit -- 1.0%
CIT Group Inc., Sr. Note, 4.125%, 2/21/2006	1,275,000	1,280,354

Telecommunications -- 1.6%
British Telecommunication PLC, Note, 7.875%, 12/15/2005	570,000	644,076
France Telecommunications, Note, 8.700%, 3/1/2006	570,000	642,367
Verizon Global Funding, Note, 6.750%, 12/1/2005	810,000	897,090

		2,183,533

Utilities -- 0.9%
National Rural Utilities Cooperative Finance Corp., Note, 3.000%, 2/15/2006	1,200,000	1,213,489

Total Corporate Bonds & Notes (identified cost $54,463,535)		53,340,396

Government Agencies -- 32.1%
Federal Home Loan Bank -- 4.0%
Federal Home Loan Bank System, Bond, 4.125%, 1/14/2005	5,000,000	5,231,325

Federal Home Loan Mortgage Corporation -- 15.4%
Federal Home Loan Mortgage Corp., 4.875%, 3/15/2007	2,000,000	2,180,264
Federal Home Loan Mortgage Corp., Note, 5.250%, 2/15/2004	5,000,000	5,188,920

Description	Principal Amount	Value
Government Agencies (continued)
Federal Home Loan Mortgage Corporation (continued)
Federal Home Loan Mortgage Corp., Unsecd. Note, 3.250%, 11/15/2004	$3,000,000	$3,087,498
Federal Home Loan Mortgage Corp., Unsecd. Note, 3.500%, 9/15/2007	3,500,000	3,613,029
Federal Home Loan Mortgage Corp., Unsecd. Note, 4.250%, 6/15/2005	6,000,000	6,343,008

		20,412,719

Federal National Mortgage Association -- 12.7%
Federal National Mortgage Association, Note, 3.125%, 11/15/2003	1,740,000	1,762,820
Federal National Mortgage Association, Note, 4.250%, 7/15/2007	4,500,000	4,787,032
Federal National Mortgage Association, Note, 4.375%, 10/15/2006	2,000,000	2,137,356
Federal National Mortgage Association, Note, 5.125%, 2/13/2004	1,430,000	1,481,650
Federal National Mortgage Association, Note, 5.500%, 2/15/2006	6,000,000	6,584,568
		16,753,426

Total Government Agencies (identified cost $41,217,186)		42,397,470

Total Investments in Securities (identified cost $125,256,644)		125,998,331

Repurchase Agreement -- 4.2%
Agreement with Lehman Brothers, Inc., 1.320% dated 2/28/2003, to be repurchased at $5,532,926 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 12/15/2005	5,532,317	5,532,317

Total Investments (identified cost $130,788,961) -- 99.5%		131,530,648

Other Net Assets and Liabilities--0.5%		675,400

Total Net Assets -- 100.0%		$132,206,048

Money Market Fund

Description	Principal Amount	Value
Commercial Paper -- 29.6%(11)
Asset-Backed -- 6.4%
Liquid Funding Ltd., 1.300%, 4/16/2003(7)(8)	$35,000,000	$34,941,861
Scaldis Capital Ltd., 1.360%, 3/24/2003(7)(8)	26,000,000	25,977,409
Tannehill Capital Co., 1.290% - 1.310%, 4/14/2003 - 4/22/2003(7)(8)	74,075,000	73,942,925
World Omni Vehicle Leasing, Inc., 1.300%, 3/21/2003(7)(8)	75,000,000	74,945,833

		209,808,028

Diversified -- 2.2%
Concord Minutemen, 1.280% - 1.290%, 5/19/2003 -5/21/2003(7)(8)	74,878,000	74,662,820

Electric -- 2.3%
Wisconsin Energy Corp., 1.400% - 1.430%, 3/5/2003 - 3/17/2003(7)(8)	75,000,000	74,971,635

Foreign Banks -- 6.7%
Britannia Building Society, 1.400%, 3/6/2003 - 3/17/2003	69,500,000	69,468,446
Depfa-Bank, 1.320% - 1.350%, 3/19/2003 - 4/9/2003(7)(8)	75,000,000	74,924,400
Spintab-Swedmortgage AB, 1.330% , 4/11/2003	75,000,000	74,886,396

		219,279,242

Healthcare -- 0.4%
Baxter International, Inc., 1.300%, 3/12/2003	12,500,000	12,495,035

Insurance -- 4.0%
Jefferson-Pilot Corp., 1.310%, 4/23/2003	69,000,000	68,866,926
Torchmark Corp., 1.310% - 1.380%, 3/4/2003 - 3/18/2003	62,600,000	62,573,768

		131,440,694

Mortgage -- 2.3%
Mortgage Interest Networking Trust A1+/P1, 1.370%, 4/3/2003	75,000,000	74,905,813

Description	Principal Amount	Value
Commercial Paper (continued)(11)
Personal Credit -- 2.3%
Household Finance Corp., 1.360%, 3/24/2003	$75,000,000	$74,934,833

Receivables -- 0.7%
Fairway Financial Corp., 1.340%, 3/24/2003(7)(8)	23,036,000	23,016,279

Telecommunications -- 2.3%
Verizon Global Funding, 1.470%, 3/15/2003(7)(8)	75,000,000	75,000,000

Total Commercial Paper		970,514,379

Corporate Bonds -- 3.4%
Banks -- 1.7%
Associated Banc Corp., 1.600%, 4/10/2003	55,000,000	55,013,381

Healthcare -- 1.2%
Lily (Eli) & Co., 4.226%, 3/22/2003(7)(8)	15,000,000	15,011,996
Merck & Co., Inc., 144A, 4.489%, 2/22/2004(7)(8)	25,000,000	25,787,699

		40,799,695

Telecommunications -- 0.5%
SBC Communications, Inc., 144A, 4.295%, 6/5/2003(7)(8)	15,000,000	15,059,730

Total Corporate Bonds		110,872,806

Variable-Rate Notes -- 51.2%(4)
Banks -- 3.0%
American Express Centurion Bank, DE, 1.330%, 3/12/2003	15,000,000	15,000,000
Bank One, Illinois, N.A., 1.490%, 3/17/2003	28,500,000	28,517,707
SMM Trust, (Series 2002-H), 144A, 1.430% 3/24/2003(7)(8)	40,000,000	40,000,000
SMM Trust, (Series 2002-M), 144A, 1.440%, 3/15/2003(7)(8)	15,000,000	15,000,000

		98,517,707

Broker/Dealers -- 12.6%
Bank of America, 1.442%, 6/2/2003	75,000,000	75,000,000
Bear Stearns Cos., Inc., 1.430%, 3/5/2003	75,000,000	75,000,000
Credit Suisse First Boston USA, Inc., 1.370%, 3/17/2003	75,000,000	75,000,000
Goldman Sachs Group, Inc., 1.368%, 3/18/2003	30,000,000	30,000,000
Goldman Sachs Group, Inc., 1.570%, 3/17/2003	5,000,000	5,000,351

Description	Principal Amount	Value
Variable-Rate Notes (continued)(4)
Broker/Dealers (continued)
Goldman Sachs Group, Inc., 1.610%, 4/3/2003	$30,000,000	$30,006,487
Goldman Sachs Group LP, 1.750%, 3/17/2003	10,000,000	10,001,411
J.P. Morgan & Co., Inc., 1.390%, 3/3/2003(7)(8)	20,000,000	20,000,000
Merrill Lynch & Co., Inc., 1.370%, 3/11/2003	20,000,000	20,000,000
Merrill Lynch & Co., Inc., 1.540%, 4/30/2003	10,000,000	10,001,697
Merrill Lynch & Co., Inc., 1.630%, 5/5/2003	16,000,000	16,014,604
Morgan Stanley, 1.570%, 4/7/2003	48,525,000	48,535,260

		414,559,810

Construction Equipment -- 2.3%
Caterpillar Financial Services Corp., 1.468%, 4/9/2003	75,000,000	75,000,000

Diversified Manufacturing -- 2.3%
Cargill, Inc., 144A, 1.390%, 4/14/2003(7)(8)	75,000,000	75,000,000

Drugs -- 1.8%
Bayer Corp., 4.450%, 3/19/2003(7)(8)	60,000,000	60,043,555

Foreign Banks -- 5.2%
Bank of Montreal, 1.480%, 3/18/2003	25,000,000	25,021,336
HBOS Treasury Services PLC, 144A, 1.330%, 5/20/2003(7)(8)	30,000,000	30,000,000
HBOS Treasury Services PLC, 1.360%, 5/14/2003	40,000,000	40,027,716
Northern Rock PLC, 1.340%, 5/19/2003(7)(8)	50,000,000	50,000,000
Northern Rock PLC, 144A, 1.373%, 4/16/2003	25,000,000	25,000,000

		170,049,052

Insurance -- 10.9%
GE Life and Annuity Assurance Co., 1.440%, 4/21/2003(7)	75,000,000	75,000,000
Jackson National Life Insurance Co., 1.330%, 5/1/2003(7)(8)	40,000,000	40,000,000
John Hancock, Global Funding II, 144A, 1.440%, 3/3/2003(7)(8)	8,000,000	8,000,644
John Hancock, Global Funding II, 144A, 1.560%, 3/16/2003(7)(8)	35,000,000	35,027,412
Metropolitan Life Insurance Co., 1.416%, 3/2/2003(7)(8)	50,000,000	50,000,000
Monumental Life Insurance Co., 1.440%, 4/2/2003(7)	10,000,000	10,000,000

Description	Principal Amount or Shares	Value
Variable-Rate Notes (continued)(4)
Insurance (continued)
Monumental Life Insurance Co., 1.450%, 4/2/2003(7)	$25,000,000	$25,000,000
Monumental Life Insurance Co., 1.530%, 3/1/2003(7)	40,000,000	40,000,000
Pacific Life Funding LLC, 1.460%, 5/28/2003(7)(8)	25,000,000	24,975,847
Travelers Insurance Co., 1.410%, 5/1/2003(7)	50,000,000	50,000,000

		358,003,903

Leasing -- 2.3%
Paccar Financial Corp., 1.390%, 5/15/2003	45,000,000	45,028,727
Paccar Financial Corp., 1.420%, 5/15/2003	30,000,000	30,019,875

		75,048,602

Personal Credit -- 7.5%
American Express Credit Corp., 1.336%, 3/27/2003	45,000,000	45,000,000
American Honda Finance Corp., 144A, 1.334%, 4/21/2003(7)(8)	50,000,000	50,000,000
American Honda Finance Corp., 144A, 1.380%, 3/12/2003(7)(8)	25,000,000	25,000,000
Associates Corp. of North America, 1.470%, 3/26/2003	50,000,000	50,000,000
VW Credit, Inc., 1.544%, 4/22/2003(7)(8)	75,000,000	75,139,108

		245,139,108

Telecommunications -- 3.3%
BellSouth Telecommunications, Inc., 1.463%, 3/4/2003	75,000,000	75,000,000
SBC Communications, Inc., 144A, 1.380%, 3/16/2003(7)(8)	35,000,000	35,000,000

		110,000,000

Total Variable-Rate Notes		1,681,361,737

Mutual Funds -- 5.0%
American Select Cash Reserve Fund	103,795,981	103,795,981
Goldman Sachs Financial Square	62,194,579	62,194,579

Total Mutual Funds (Shares at net asset value)		165,990,560

Description	Principal Amount	Value
Repurchase Agreements -- 10.7%
Agreement with First Union Securities, Inc., 1.380%, dated 2/28/2003, to be repurchased at $85,009,775 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 7/26/2030	$85,000,000	$85,000,000
Agreement with Salomon Smith Barney Holdings, Inc., 1.363%, dated 2/28/2003, to be repurchased at $25,002,840 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 7/1/2035	25,000,000	25,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 1.373%, dated 2/28/2003, to be repurchased at $150,017,163 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 3/15/2038	150,000,000	150,000,000
Agreement with Morgan Stanley & Co., Inc., 1.373%, dated 2/28/2003, to be repurchased at $90,010,298 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 3/15/2036	90,000,000	90,000,000

Total Repurchase Agreements		350,000,000

Total Investments (at amortized cost) -- 99.9%		3,278,739,482

Other Net Assets and Liabilities -- 0.1%		3,871,857

Total Net Assets -- 100.0%		$3,282,611,339

Notes to Portfolio of Investments

Note: The categories of investments are shown as a percentage of net assets for each Fund at February 28, 2003.

(1) Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.

(2) Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(3) Non-income producing.

(4) Current rate and next demand date shown.

(5) Securities held as collateral for dollar roll transactions.

(6) All or a portion of these securities are subject to dollar roll transactions.

(7) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At February 28, 2003, these securities amounted to:

	Amount

		% of Net Assets
Intermediate Bond Fund	$72,205,417	11.2%
Short-Term Income Fund	7,504,480	5.7
Money Market Fund	1,421,429,153	43.3

(8) Denotes a restricted security which has been deemed liquid by criteria approved by the Fund's Board of Directors.

(9) Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.

(10) Securities that are subject to alternative minimum tax represent 8.9% of Intermediate Tax-Free Fund's portfolio as calculated based upon total portfolio market value.

(11) Each issue shows the rate of discount at the time of purchase.

The following acronyms are used throughout this report:
ADR	--American Depository Receipt
AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
FGIC	--Financial Guaranty Insurance Corporation
FRN	--Floating Rate Note
GO	--General Obligation
HFDC	--Health Facility Development Corporation
IDC	--Industrial Development Corporation
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
MBIA	--Municipal Bond Insurance Association
MTN	--Medium Term Note
REMIC	--Real Estate Mortgage Investment Conduit
UT	--Unlimited Tax

Marshall	Cost of Investments for Federal Tax Purposes		Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets
Equity Income Fund	$ 315,937,656		$ (13,515,294)	$ 30,451,202	$ 43,966,496	$ 306,216,321
Large-Cap Growth & Income Fund	205,413,713		19,575,429	34,154,504	14,579,075	225,290,686
Mid-Cap Value Fund	213,676,317		(6,647,851)	15,391,155	22,039,006	207,244,784
Mid-Cap Growth Fund	207,068,333		(20,208,339)	8,891,584	29,099,923	187,172,598
Small-Cap Growth Fund	76,081,179		(4,395,718)	3,878,194	8,273,912	71,521,341
International Stock Fund	278,596,110		(14,868,896)	13,592,455	28,461,351	259,518,060
Government Income Fund	424,464,580		12,918,937	14,669,264	1,750,327	376,984,762
Intermediate Bond Fund	616,513,753		23,078,882	31,147,808	8,068,926	646,962,894
Intermediate Tax-Free Fund	101,223,262		6,925,831	6,934,672	8,841	108,983,534
Short-Term Income Fund	131,139,865		390,783	3,564,722	3,173,939	132,206,048
Money Market Fund	3,278,739,482	*	--	--	--	3,282,611,339

* at amortized cost

February 28, 2003 (unaudited)

Statements of Assets and Liabilities

	Equity Income Fund		Large-Cap Growth & Income Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund
Assets:
Investments in securities, at value	$ 297,787,077		$ 221,781,354		$ 201,541,167		$ 166,756,416
Investments in repurchase agreements	4,635,285		3,207,788		5,487,299		20,103,578
Short-term investments held as collateral for securities lending	14,703,500		23,072,500		34,494,043		67,800,457
Cash	--		--		--		--
Cash denominated in foreign currencies (identified cost, $24,602)	--		--		--		--
Income receivable	1,160,606		509,038		330,682		62,172
Receivable for investments sold	3,300,918		--		191,309		3,486,365

Total assets	321,587,386		248,570,680		242,044,500		258,208,988
Liabilities:
Payable for capital stock redeemed	--		--		--		--
Payable to bank	127,737		29,107		10,494		454
Payable for investments purchased	--		--		100,357		3,064,823
Payable on collateral due to broker	14,703,500		23,072,500		34,494,043		67,800,457
Options written, at value (premium received $417,227)	253,325		--		--		--
Payable for income distribution	--		--		--		--
Payable for dollar roll transactions	--		--		--		--
Accrued expenses	286,503		178,387		194,822		170,656

Total liabilities	15,371,065		23,279,994		34,799,716		71,036,390

Total Net Assets	$ 306,216,321		$ 225,290,686		$ 207,244,784		$ 187,172,598

Net Assets Consist of:
Paid-in-capital	328,004,626		270,296,902		212,236,388		296,088,623
Net unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	(13,351,392)		19,575,429		(6,647,851)		(20,208,339)
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	(9,829,797)		(65,185,116)		1,444,978		(88,033,514)
Undistributed net investment income (accumulated net operating loss)	1,392,884		603,471		211,269		(674,172)

Total Net Assets	$ 306,216,321		$ 225,290,686		$ 207,244,784		$ 187,172,598

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$ 10.92		$ 9.51		$ 10.01		$ 9.23
Advisor Class of Shares:
Net Asset Value and Redemption Proceeds Per Share	$ 10.92		$ 9.51		$ 10.01		$ 9.23
Offering Price Per Share	$ 11.59	*	$ 10.09	*	$ 10.62	*	$ 9.79	*
Institutional Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	--		--		--		--
Net Assets:
Investor Class of Shares	$ 302,187,570		$ 220,712,862		$ 203,396,850		$ 184,599,661
Advisor Class of Shares	4,028,751		4,577,824		3,847,934		2,572,937
Institutional Class of Shares	--		--		--		--

Total Net Assets	$ 306,216,321		$ 225,290,686		$ 207,244,784		$ 187,172,598

Shares Outstanding:
Investor Class of Shares	27,675,147		23,196,970		20,310,116		20,001,889
Advisor Class of Shares	368,967		481,137		384,218		278,786
Institutional Class of Shares	--		--		--		--

Total Shares Outstanding	28,044,114		23,678,107		20,694,334		20,280,675

Investments, at identified cost	$ 315,937,656		$ 205,413,713		$ 213,676,317		$ 207,068,333

* Computation of offering price per share 100/94.25 of net asset value.

** Computation of offering price per share 100/95.25 of net asset value.

*** Computation of offering price per share 100/98.00 of net asset value.

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Money Market Fund

$ 68,462,368	$ 255,588,214	$ 326,876,157	$ 602,147,695	$ 108,149,093	$ 125,998,331	$ 2,928,739,482
3,223,093	8,139,000	110,507,360	37,444,940	--	5,532,317	350,000,000
18,532,726	32,537,850	93,274,000	103,173,262	--	--	--
388	203	5,911	--	--	194	--
--	24,715	--	--	--	--	--
23,768	439,587	1,226,405	7,355,217	1,191,303	1,180,580	7,641,460
1,339,872	2,161,900	--	3,029,660	--	--	--

91,582,215	298,891,469	531,889,833	753,150,774	109,340,396	132,711,422	3,286,380,942

--	1,303,794	--	--	--	--	--
--	--	--	169,089	--	--	67,487
1,432,961	5,245,375	18,482,252	--	--	--	--
18,532,726	32,537,850	93,274,000	103,173,262	--	--	--
--	--	--	--	--	--	--
--	--	1,170,462	2,461,135	305,636	452,932	2,746,717
--	--	41,712,667	--	--	--	--
95,187	286,390	265,690	384,394	51,226	52,442	955,399

20,060,874	39,373,409	154,905,071	106,187,880	356,862	505,374	3,769,603

$ 71,521,341	$ 259,518,060	$ 376,984,762	$ 646,962,894	$ 108,983,534	$ 132,206,048	$ 3,282,611,339

105,494,946	420,252,912	368,443,132	656,556,633	102,322,845	138,834,322	3,283,152,489
(4,395,718)	(14,837,642)	12,939,293	24,773,512	6,921,658	741,687	--
(29,064,587)	(144,913,959)	(3,993,711)	(33,144,912)	(269,789)	(6,998,117)	(541,150)
(513,300)	(983,251)	(403,952)	(1,222,339)	8,820	(371,844)	--

$ 71,521,341	$ 259,518,060	$ 376,984,762	$ 646,962,894	$ 108,983,534	$ 132,206,048	$ 3,282,611,339

$ 8.29	$ 7.90	$ 9.74	$ 9.62	$ 10.68	$ 9.45	$ 1.00

$ 8.29	$ 7.89	$ 9.74	$ 9.62	--	$ 9.45	$ 1.00
$ 8.80*	$ 8.37*	$ 10.23**	$ 10.10**	--	$ 9.92***	$ 1.00

--	$ 7.96	--	--	--	--	$ 1.00

$ 69,161,218	$ 164,751,005	$ 372,448,859	$ 641,963,601	$ 108,983,534	$ 130,887,190	$ 2,076,354,619
2,360,123	2,847,757	4,535,903	4,999,293	--	1,318,858	106,302,822
--	91,919,298	--	--	--	--	1,099,953,898

$ 71,521,341	$ 259,518,060	$ 376,984,762	$ 646,962,894	$ 108,983,534	$ 132,206,048	$ 3,282,611,339

8,345,912	20,859,583	38,243,284	66,746,267	10,206,037	13,850,290	2,076,702,526
284,809	360,880	465,747	519,776	--	139,554	106,331,429
--	11,547,424	--	--	--	--	1,100,118,534

8,630,721	32,767,887	38,709,031	67,266,043	10,206,037	13,989,844	3,283,152,489

$ 76,081,179	$ 278,596,110	$ 424,444,224	$ 614,819,123	$ 101,227,435	$ 130,788,961	$ 3,278,739,482

Six Months Ended February 28, 2003 (unaudited)

Statements of Operations

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund
Investment Income:
Interest income	$ 77,174(1)	$ 71,353(1)	$ 90,698(1)	$ 190,728 (1)
Dividend income	5,459,045	2,207,381(2)	1,406,787(2)	391,992(2)

Total income	5,536,219	2,278,734	1,497,485	582,720

Expenses:
Investment adviser fee	1,218,183	931,286	753,960	743,739
Shareholder services fees--
Investor Class of Shares	401,042	304,689	246,497	244,712
Advisor Class of Shares	5,020	5,740	4,823	3,201
Administrative fees	160,502	124,047	100,528	99,165
Portfolio accounting fees	46,871	41,304	34,590	35,337
Transfer and dividend disbursing agent fees	81,240	87,011	74,283	68,226
Custodian fees	28,640	24,585	20,106	19,833
Registration fees	13,808	13,544	13,045	12,820
Auditing fees	7,294	7,339	7,302	7,294
Legal fees	1,884	1,884	1,884	1,884
Printing and postage	10,804	16,355	9,408	11,904
Directors' fees	3,606	3,606	3,606	3,607
Insurance premiums	1,193	1,129	746	1,017
Distribution services fees--
Advisor Class of Shares	5,020	5,740	4,823	3,201
Miscellaneous	4,654	4,594	3,005	4,153

Total expenses	1,989,761	1,572,853	1,278,606	1,260,093

Deduct--
Waiver of investment adviser fee	--	--	--	--
Waiver of shareholder services fees--
Investor Class of Shares	--	--	--	--
Advisor Class of Shares	(5,020)	(5,740)	(4,823)	(3,201)

Total Waivers	(5,020)	(5,740)	(4,823)	(3,201)

Net expenses	1,984,741	1,567,113	1,273,783	1,256,892

Net investment income (net operating loss)	3,551,478	711,621	223,702	(674,172)

Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency:
Net realized gain (loss) on investment transactions and options (identified cost basis)	(2,944,189)	(20,606,014)	3,999,292	(12,590,797)
Net realized gain (loss) on futures contracts (identified cost basis)	(936,195)	--	--	--
Net realized gain (loss) on foreign currency contracts (identified cost basis)	--	--	277	--
Net change in unrealized appreciation/depreciation on investments, options, futures contracts and foreign currency translation	(31,257,287)	(7,802,451)	(17,130,295)	11,476,054

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	(35,137,671)	(28,408,465)	(13,130,726)	(1,114,743)

Change in net assets resulting from operations	$ (31,586,193)	$ (27,696,844)	$ (12,907,024)	$ (1,788,915)

(1) Including income on securities loaned of $20,865, $32,586, $29,444, $51,659, $14,758, $78,915, $57,389 and $85,470, respectively.

(2) Net of foreign taxes withheld of $2,210, $1,132, $1,789, $2,385 and $188,390, respectively.

(3) Net of dollar roll expense of $775,350.

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Money Market Fund

$ 47,341(1)	$ 79,519(1)	$ 8,967,430(1)(3)	$ 16,786,778(1)	$ 2,301,265	$ 2,735,938	$ 26,123,730
83,400(2)	1,780,579(2)	--	--	--	--	--

130,741	1,860,098	8,967,430	16,786,778	2,301,265	2,735,938	26,123,730

381,665	1,417,670	1,401,315	1,885,306	322,634	363,159	2,310,041

92,413	228,972	461,911	779,931	134,431	150,073	2,488,352
3,003	5,233	5,194	5,613	--	1,243	133,844
38,167	140,877	183,699	294,765	53,772	60,527	673,725
28,515	57,552	48,152	58,482	24,563	29,258	122,102
56,715	79,103	71,545	67,397	18,737	46,381	166,827
7,633	97,504	31,081	43,819	10,755	12,105	166,400
11,130	20,910	13,223	14,186	8,328	12,715	28,893
7,294	8,232	7,294	7,340	7,298	7,310	7,294
1,884	1,884	1,884	1,687	1,786	1,884	1,950
9,083	18,844	10,496	8,017	3,472	5,954	36,406
3,607	3,606	3,607	3,607	3,606	3,607	3,606
615	1,052	1,163	1,662	626	680	5,804

3,003	5,233	5,194	5,613	--	1,243	160,613
2,317	4,231	4,666	7,122	2,536	2,238	19,015

647,044	2,090,903	2,250,424	3,184,547	592,544	698,377	6,324,872

--	(34,712)	(186,842)	(188,531)	(145,185)	(205,790)	(462,008)

--	--	(424,958)	(717,537)	(123,676)	(138,067)	--
(3,003)	(5,233)	(5,194)	(5,613)	--	(1,243)	--

(3,003)	(39,945)	(616,994)	(911,681)	(268,861)	(345,100)	(462,008)

644,041	2,050,958	1,633,430	2,272,866	323,683	353,277	5,862,864

(513,300)	(190,860)	7,334,000	14,513,912	1,977,582	2,382,661	20,260,866

(722,411)	(40,575,320)	4,747,800	4,810,033	92,412	174,817	(388,321)
(223,090)	--	--	--	--	--	--
218	(25,039)	--	--	--	--	--
(2,810,835)	(3,888,783)	(3,784,502)	8,192,459	948,965	442,501	--

(3,756,118)	(44,489,142)	963,298	13,002,492	1,041,377	617,318	(388,321)

$ (4,269,418)	$ (44,680,002)	$ 8,297,298	$ 27,516,404	$ 3,018,959	$ 2,999,979	$ 19,872,545

Statements of Changes in Net Assets

	Equity Income Fund		Large-Cap Growth & Income Fund
	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002
Increase (Decrease) in Net Assets
Operations--
Net investment income (net operating loss)	$ 3,551,478	$ 4,890,124	$ 711,621	$ 34,705
Net realized gain (loss) on investments and options transactions	(2,944,189)	(1,549,327)	(20,606,014)	(18,836,919)
Net realized gain (loss) on futures contracts	(936,195)	(3,125,998)	--	(4,113,431)
Net realized gain (loss) on foreign currency contracts	--	--	--	--
Net change in unrealized appreciation/depreciation of investments, options, futures contracts and foreign currency translation	(31,257,287)	(51,947,249)	(7,802,451)	(64,752,578)

Change in net assets resulting from operations	(31,586,193)	(51,732,450)	(27,696,844)	(87,668,223)

Distributions to Shareholders--
Distributions to shareholders from net investment income
Investor Class of Shares	(2,529,895)	(5,044,081)	(119,681)	(164,935)
Advisor Class of Shares	(31,838)	(53,945)	(2,334)	(2,195)
Institutional Class of Shares	--	--	--	--
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	--	(14,838,709)	--	--
Advisor Class of Shares	--	(144,767)	--	--
Institutional Class of Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(2,561,733)	(20,081,502)	(122,015)	(167,130)

Capital Stock Transactions--
Proceeds from sale of shares	56,796,551	54,966,324	25,505,170	46,470,452
Net asset value of shares issued to shareholders in payment of distributions declared	1,232,319	17,657,653	79,059	107,936
Cost of shares redeemed	(60,536,423)	(76,217,323)	(52,398,767)	(70,501,282)

Change in net assets resulting from capital stock transactions	(2,507,553)	(3,593,346)	(26,814,538)	(23,922,894)

Change in net assets	(36,655,479)	(75,407,298)	(54,633,397)	(111,758,247)
Net Assets:
Beginning of period	342,871,800	418,279,098	279,924,083	391,682,330

End of period	$306,216,321	$342,871,800	$225,290,686	$279,924,083

Undistributed net investment income (accumulated net operating loss) included in net assets at end of period	$ 1,392,884	$ 403,139	$ 603,471	$ 13,865

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund
Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002

$ 223,702	$ 268,317	$ (674,172)	$ (2,099,086)	$ (513,300)	$ (1,268,045)	$ (190,860)	$ 1,345,766
3,999,292	(707,386)	(12,590,797)	(68,371,719)	(722,411)	(25,427,634)	(40,575,320)	(59,392,247)
--	(1,778,463)	--	(4,375,822)	(223,090)	683,880	--	--
277	180	--	--	218	656	(25,039)	(882,998)
(17,130,295)	(11,109,533)	11,476,054	(29,473,408)	(2,810,835)	(6,435,693)	(3,888,783)	12,302,179

(12,907,024)	(13,326,885)	(1,788,915)	(104,320,035)	(4,269,418)	(32,446,836)	(44,680,002)	(46,627,300)

(172,252)	(146,095)	--	--	--	--	--	--
(3,414)	(2,090)	--	--	--	--	--	--
--	--	--	--	--	--	--	--

--	(22,874,085)	--	(876,922)	--	(4,821,728)	--	--
--	(351,861)	--	(8,848)	--	(116,211)	--	--
--	--	--	--	--	--	--	--

(175,666)	(23,374,131)	--	(885,770)	--	(4,937,939)	--	--

44,555,891	103,913,966	17,587,630	56,376,558	32,428,170	41,122,184	211,200,760	218,685,271
108,243	22,643,913	--	877,762	--	4,871,257	--	--
(24,546,035)	(64,654,487)	(34,231,700)	(83,212,079)	(36,790,626)	(36,251,186)	(208,914,324)	(229,717,274)

20,118,099	61,903,392	(16,644,070)	(25,957,759)	(4,362,456)	9,742,255	2,286,436	(11,032,003)

7,035,409	25,202,376	(18,432,985)	(131,163,564)	(8,631,874)	(27,642,520)	(42,393,566)	(57,659,303)

200,209,375	175,006,999	205,605,583	336,769,147	80,153,215	107,795,735	301,911,626	359,570,929

$ 207,244,784	$ 200,209,375	$ 187,172,598	$ 205,605,583	$ 71,521,341	$ 80,153,215	$ 259,518,060	$ 301,911,626

$ 211,269	$ 163,233	$ (674,172)	$ --	$ (513,300)	$ --	$ (983,251)	$ (792,391)

Statements of Changes in Net Assets

	Government Income Fund		Intermediate Bond Fund
	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002
Increase (Decrease) in Net Assets
Operations--
Net investment income (net operating loss)	$ 7,334,000	$ 19,565,735	$ 14,513,912	$ 31,523,135
Net realized gain (loss) on investment and options transactions	4,747,800	512,709	4,810,033	(8,520,585)
Net realized gain (loss) on futures contracts	--	--	--	--
Net realized gain (loss) on foreign currency	--	--	--	--
Net change in unrealized appreciation (depreciation) of investments, options, futures contracts and foreign currency translation	(3,784,502)	7,386,534	8,192,459	6,202,161

Change in net assets resulting from operations	8,297,298	27,464,978	27,516,404	29,204,711

Distributions to Shareholders--
Distributions to shareholders from net investment income
Investor Class of Shares	(7,650,593)	(19,870,618)	(15,696,686)	(33,505,994)
Advisor Class of Shares	(81,199)	(152,957)	(107,921)	(187,339)
Institutional Class of Shares	--	--	--	--
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	--	--	--	--
Advisor Class of Shares	--	--	--	--
Institutional Class of Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(7,731,792)	(20,023,575)	(15,804,607)	(33,693,333)

Capital Stock Transactions--
Proceeds from sale of shares	72,947,991	95,178,601	154,819,540	161,234,207
Net asset value of shares issued to shareholders in payment of distributions declared	3,907,031	12,326,453	6,859,555	16,654,681
Cost of shares redeemed	(81,868,393)	(116,273,076)	(162,201,108)	(181,719,809)

Change in net assets resulting from capital stock transactions	(5,013,371)	(8,768,022)	(522,013)	(3,830,921)

Change in net assets	(4,447,865)	(1,326,619)	11,189,784	(8,319,543)
Net Assets:
Beginning of period	381,432,627	382,759,246	635,773,110	644,092,653

End of period	$ 376,984,762	$ 381,432,627	$ 646,962,894	$ 635,773,110

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$ (403,952)	$ (6,160)	$ (1,222,339)	$ 68,356

Intermediate Tax-Free Fund		Short-Term Income Fund		Money Market Fund
Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002

$ 1,977,582	$ 3,992,297	$ 2,382,661	$ 5,673,976	$ 20,260,866	$ 62,351,647
92,412	809,860	174,817	47,525	(388,321)	(7,007)
--	--	--	--	--	--
--	--	--	--	--	--
948,965	1,540,384	442,501	(1,316,104)	--	--

3,018,959	6,342,541	2,999,979	4,405,397	19,872,545	62,344,640

(1,968,743)	(3,989,466)	(2,665,108)	(6,239,624)	(12,434,233)	(37,389,606)
--	--	(20,755)	(21,027)	(514,134)	(2,174,238)
--	--	--	--	(7,312,499)	(22,787,803)

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

(1,968,743)	(3,989,466)	(2,685,863)	(6,260,651)	(20,260,866)	(62,351,647)

22,857,507	23,476,092	68,484,351	52,784,668	4,689,488,282	10,014,120,035
167,835	396,321	940,412	3,343,293	5,042,218	16,309,836
(24,784,676)	(18,832,499)	(52,676,602)	(65,233,789)	(4,293,337,102)	(9,888,216,033)

(1,759,334)	5,039,914	16,748,161	(9,105,828)	401,193,398	142,213,838

(709,118)	7,392,989	17,062,277	(10,961,082)	400,805,077	142,206,831

109,692,652	102,299,663	115,143,771	126,104,853	2,881,806,262	2,739,599,431

$ 108,983,534	$ 109,692,652	$ 132,206,048	$ 115,143,771	$ 3,282,611,339	$ 2,881,806,262

$ 8,820	$ (19)	$ (371,844)	$ (68,642)	$ --	$ --

Financial Highlights-Investor Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income (net operating loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
										Expenses	Net investment income (net operating loss)	Expense waiver(2)
Equity Income Fund
1998	$ 15.64	0.31	(0.19)(3)	0.12	(0.32)	(1.27)	(1.59)	$ 14.17	0.04%	1.17%	2.01%	--	$ 458,865	69%
1999	$ 14.17	0.28	3.59	3.87	(0.29)	(1.04)	(1.33)	$ 16.71	27.92%	1.17%	1.73%	--	$ 537,295	72%
2000	$ 16.71	0.23	(0.73)	(0.50)	(0.23)	(1.36)	(1.59)	$ 14.62	(2.80)%	1.16%	1.54%	--	$ 423,845	98%
2001	$ 14.62	0.16	0.16	0.32	(0.14)	(0.10)	(0.24)	$ 14.70	2.20%	1.19%	1.07%	--	$ 414,651	78%
2002	$ 14.70	0.14	(1.99)	(1.85)	(0.18)	(0.55)	(0.73)	$ 12.12	(13.16)%	1.20%	1.28%	--	$ 338,512	50%
2003(4)	$ 12.12	0.12	(1.23)	(1.11)	(0.09)	--	(0.09)	$ 10.92	(9.19)%	1.22%(5)	2.19%(5)	--	$ 302,188	27%
Large-Cap Growth & Income Fund
1998	$ 13.96	0.06	0.46	0.52	(0.06)	(1.18)	(1.24)	$ 13.24	3.44%	1.21%	0.40%	--	$ 274,821	33%
1999	$ 13.24	0.06	5.01	5.07	(0.06)	(0.77)	(0.83)	$ 17.48	38.98%	1.20%	0.32%	--	$ 407,031	32%
2000	$ 17.48	0.03	2.72	2.75	(0.02)	(0.99)	(1.01)	$ 19.22	16.35%	1.18%	0.16%	--	$ 510,195	71%
2001	$ 19.22	0.01	(4.66)	(4.65)	(0.01)	(0.81)	(0.82)	$ 13.75	(24.79)%	1.19%	0.03%	--	$ 386,911	63%
2002	$ 13.75	0.01	(3.16)	(3.15)	(0.01)	--	(0.01)	$ 10.59	(22.94)%	1.21%	0.01%	--	$ 274,960	62%
2003(4)	$ 10.59	0.03	(1.10)	(1.07)	(0.01)	--	(0.01)	$ 9.51	(10.15)%	1.26%(5)	0.57%(5)	--	$ 220,713	31%
Mid-Cap Value Fund
1998	$ 13.14	0.10	(0.92)	(0.82)	(0.12)	(1.95)	(2.07)	$ 10.25	(7.75)%	1.25%	0.96%	--	$ 134,620	59%
1999	$ 10.25	0.11	2.10	2.21	(0.12)	(0.94)	(1.06)	$ 11.40	21.92%	1.25%	0.96%	--	$ 128,575	90%
2000	$ 11.40	0.09	0.79	0.88	(0.05)	(1.38)	(1.43)	$ 10.85	9.29%	1.33%	0.86%	--	$ 106,569	94%
2001	$ 10.85	0.02	2.62	2.64	(0.07)	(0.70)	(0.77)	$ 12.72	25.80%	1.30%	0.16%	--	$ 172,719	104%
2002	$ 12.72	0.02	(0.40)	(0.38)	(0.01)	(1.68)	(1.69)	$ 10.65	(4.25)%	1.26%	0.13%	--	$ 196,254	44%
2003(4)	$ 10.65	0.01	(0.64)	(0.63)	(0.01)	--	(0.01)	$ 10.01	(5.93)%	1.27%(5)	0.22%(5)	--	$ 203,397	20%
Mid-Cap Growth Fund
1998	$ 14.82	(0.13)	(0.93)	(1.06)	--	(1.81)	(1.81)	$ 11.95	(8.77)%	1.23%	(0.79)%	--	$ 187,388	167%
1999	$ 11.95	(0.11)	6.26	6.15	--	(0.82)	(0.82)	$ 17.28	53.41%	1.21%	(0.73)%	--	$ 297,249	173%
2000	$ 17.28	(0.16)(6)	12.00	11.84	--	(1.69)	(1.69)	$ 27.43	71.91%	1.18%	(0.66)%	--	$ 541,805	108%
2001	$ 27.43	(0.06)(6)	(8.67)	(8.73)	--	(4.97)	(4.97)	$ 13.73	(34.17)%	1.19%	(0.39)%	--	$ 333,718	118%
2002	$ 13.73	0.09(6)	(4.29)	(4.38)	--	(0.04)	(0.04)	$ 9.31	(32.01)%	1.24%	(0.72)%	--	$ 203,010	167%
2003(4)	$ 9.31	(0.03)	(0.05)	(0.08)	--	--	--	$ 9.23	(0.86)%	1.27%(5)	(0.68)%(5)	--	$ 184,600	58%
Small-Cap Growth Fund
1998	$ 12.19	(0.22)	(1.66)	(1.88)	--	(0.49)	(0.49)	$ 9.82	(16.25)%	1.60%	(1.18)%	--	$ 79,858	139%
1999	$ 9.82	(0.11)	2.69	2.58	--	(0.02)	(0.02)	$ 12.38	26.30%	1.59%	(0.90)%	--	$ 102,992	219%
2000	$ 12.38	(0.18)(6)	7.03	6.85	--	(0.41)	(0.41)	$ 18.82	56.14%	1.59%	(1.03)%	--	$ 159,336	105%
2001	$ 18.82	(0.08)(6)	(4.52)	(4.60)	--	(1.63)	(1.63)	$ 12.59	(24.23)%	1.58%	(0.62)%	--	$ 105,397	287%
2002	$ 12.59	(0.14)(6)	(3.12)	(3.26)	--	(0.58)	(0.58)	$ 8.75	(27.23)%	1.63%	(1.20)%	--	$ 77,713	292%
2003(4)	$ 8.75	(0.06)	(0.40)	(0.46)	--	--	--	$ 8.29	(5.26)%	1.69%(5)	(1.34)%(5)	--	$ 69,161	120%
International Stock Fund
1998	$ 13.20	0.26	(1.42)	(1.16)	(0.21)	(0.29)	(0.50)	$ 11.54	(9.09)%	1.49%	2.01%	--	$ 225,248	24%
1999	$ 11.54	0.09	2.45	2.54	(0.25)	--	(0.25)	$ 13.83	22.20%	1.51%	0.79%	0.01%	$ 270,315	182%
2000	$ 13.83	(0.07)(6)	4.09	4.02	(0.16)	(1.36)	(1.52)	$ 16.33	28.09%	1.50%	(0.40)%	0.02%	$ 351,242	225%
2001	$ 16.33	0.03 (6)	(4.02)	(3.99)	--	(1.61)	(1.61)	$ 10.73	(26.36)%	1.46%	0.25%	0.02%	$ 246,649	156%
2002	$ 10.73	0.03 (6)	(1.45)	(1.42)	--	--	--	$ 9.31	(13.23)%	1.49%	0.32%	0.02%	$ 195,496	83%
2003(4)	$ 9.31	(0.01)(6)	(1.40)	(1.41)	--	--	--	$ 7.90	(15.15)%	1.53%(5)	(0.22)%(5)	0.02%(5)	$ 164,751	60%
Government Income Fund
1998	$ 9.49	0.61	0.21	0.82	(0.61)	--	(0.61)	$ 9.70	8.92%	0.87%	6.38%	0.34%	$ 280,313	353%
1999	$ 9.70	0.54	(0.48)	0.06	(0.54)	--	(0.54)	$ 9.22	0.62%	0.86%	5.69%	0.33%	$ 317,284	232%
2000	$ 9.22	0.57	(0.02)	0.55	(0.57)	--	(0.57)	$ 9.20	6.20%	0.85%	6.28%	0.33%	$ 357,229	192%
2001	$ 9.20	0.57	0.33	0.90	(0.57)	--	(0.57)	$ 9.53	10.02%	0.87%	6.04%	0.33%	$ 380,308	122%
2002	$ 9.53	0.49(6)(7)	0.20(7)	0.69	(0.50)	--	(0.50)	$ 9.72	7.50%	0.87%	5.16%(7)	0.33%	$ 377,594	76%
2003(4)	$ 9.72	0.19	0.03	0.22	(0.20)	--	(0.20)	$ 9.74	2.28%	0.87%(5)	3.93%(5)	0.33%(5)	$ 372,449	241%
Intermediate Bond Fund
1998	$ 9.44	0.58	0.16	0.74	(0.58)	--	(0.58)	$ 9.60	8.00%	0.71%	6.02%	0.29%	$ 589,669	148%
1999	$ 9.60	0.55	(0.43)	0.12	(0.55)	--	(0.55)	$ 9.17	1.28%	0.71%	5.85%	0.28%	$ 598,970	181%
2000	$ 9.17	0.57	(0.01)	0.56	(0.57)	--	(0.57)	$ 9.16	6.35%	0.70%	6.31%	0.29%	$ 612,980	243%
2001	$ 9.16	0.55	0.35	0.90	(0.55)	--	(0.55)	$ 9.51	10.14%	0.72%	5.93%	0.29%	$ 640,863	273%
2002	$ 9.51	0.47(6)(7)	(0.04)(7)	0.43	(0.50)	--	(0.50)	$ 9.44	4.70%	0.72%	5.00%(7)	0.29%	$ 631,518	187%
2003(4)	$ 9.44	0.22	0.20	0.42	(0.24)	--	(0.24)	$ 9.62	4.47%	0.72%(5)	4.62%(5)	0.29%(5)	$ 641,964	148%
Intermediate Tax-Free Fund
1998	$ 10.04	0.43	0.29	0.72	(0.43)	--	(0.43)	$ 10.33	7.31%	0.61%	4.22%	0.51%	$ 101,592	68%
1999	$ 10.33	0.42	(0.41)	0.01	(0.42)	(0.07)	(0.49)	$ 9.85	0.02%	0.61%	4.11%	0.48%	$ 108,732	53%
2000	$ 9.85	0.43	0.10	0.53	(0.43)	--	(0.43)	$ 9.95	5.58%	0.60%	4.43%	0.49%	$ 95,554	71%
2001	$ 9.95	0.43	0.40	0.83	(0.43)	--	(0.43)	$ 10.35	8.52%	0.62%	4.24%	0.50%	$ 102,300	51%
2002	$ 10.35	0.40(7)	0.22(7)	0.62	(0.40)	--	(0.40)	$ 10.57	6.12%	0.62%	3.84%(7)	0.50%	$ 109,693	27%
2003(4)	$ 10.57	0.19	0.11	0.30	(0.19)	--	(0.19)	$ 10.68	2.89%	0.60%(5)	3.68%(5)	0.50%(5)	$ 108,984	6%
Short-Term Income Fund
1998	$ 9.64	0.61	(0.03)	0.58	(0.61)	--	(0.61)	$ 9.61	6.22%	0.50%	6.40%	0.55%	$ 133,186	90%
1999	$ 9.61	0.55	(0.21)	0.34	(0.55)	--	(0.55)	$ 9.40	3.59%	0.51%	5.74%	0.56%	$ 134,943	163%
2000	$ 9.40	0.60	(0.19)	0.41	(0.60)	--	(0.60)	$ 9.21	4.46%	0.50%	6.43%	0.57%	$ 122,503	72%
2001	$ 9.21	0.58	0.33	0.91	(0.58)	--	(0.58)	$ 9.54	10.16%	0.53%	6.16%	0.57%	$ 126,008	79%
2002	$ 9.54	0.42(6)(7)	(0.07)(7)	0.35	(0.47)	--	(0.47)	$ 9.42	3.77%	0.56%	4.51%(7)	0.57%	$ 114,320	54%
2003(4)	$ 9.42	0.19	0.05	0.24	(0.21)	--	(0.21)	$ 9.45	2.54%	0.58%(5)	3.94%(5)	0.57%(5)	$ 130,887	25%
Money Market Fund
1998	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	5.51%	0.41%	5.37%	0.25%	$ 1,588,817	--
1999	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	4.98%	0.41%	4.86%	0.25%	$ 1,663,740	--
2000	$ 1.00	0.06	--	0.06	(0.06)	--	(0.06)	$ 1.00	5.88%	0.44%	5.73%	0.16%	$ 1,776,669	--
2001	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	5.32%	0.46%	5.22%	0.05%	$ 1,697,200	--
2002	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)	$ 1.00	1.99%	0.45%	1.95%	0.04%	$ 1,857,948	--
2003(4)	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)	$ 1.00	0.62%	0.45%(5)	1.25%(5)	0.03%(5)	$ 2,076,355	--

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown.

(3) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(4) For the six months ended February 28, 2003 (unaudited).

(5) Computed on an annualized basis.

(6) Per share information is based on average shares outstanding.

(7) Effective September 1, 2001, the Government Income Fund, Intermediate Bond Fund, Intermediate Tax-Free Fund and Short-Term Income Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was as follows:

	Net Investment Income per Share	Net Realized/Unrealized Gain/Loss per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
Government Income Fund	$(0.01)	$0.01	(0.12)%
Intermediate Bond Fund	(0.03)	0.03	(0.32)
Intermediate Tax-Free Fund	0.00	(0.00)	0.00
Short-Term Income Fund	(0.04)	0.04	(0.40)

Per share, ratios and supplemental data for periods prior September 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

1. Organization

Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, (the "Act"), as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds"), all of which are presented herein:

Portfolio Name	Investment Objective
Marshall Equity Income Fund ("Equity Income Fund")	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth & Income Fund")	To provide capital appreciation and income.
Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund")	To provide capital appreciation.
Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund")	To provide capital appreciation.
Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund")	To provide capital appreciation.
Marshall International Stock Fund ("International Stock Fund")	To provide capital appreciation.
Marshall Government Income Fund ("Government Income Fund")	To provide current income.
Marshall Intermediate Bond Fund ("Intermediate Bond Fund")	To maximize total return consistent with current income.
Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund")	To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.
Marshall Short-Term Income Fund ("Short-Term Income Fund")	To maximize total return consistent with current income.
Marshall Money Market Fund ("Money Market Fund")	To provide current income consistent with stability of principal.

The Funds (except Intermediate Tax-Free Fund) are offered in two classes of shares: Investor Class of Shares and Advisor Class of Shares. International Stock Fund and Money Market Fund offer three classes of shares: Investor Class of Shares, Advisor Class of Shares and Institutional Class of Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Financial Highlights of Advisor Class of Shares and Institutional Class of Shares of the Funds are presented in separate semi-annual reports.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Funds offer multiple classes of shares (except Intermediate Tax-Free Fund), which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gain and Losses--All premiums and discount on fixed income securities are amortized/ accreted for financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Change in Accounting Policy--Effective September 1, 2001 the Corporation adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Funds to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage-backed securities (pay-down gains and losses) as part of investment income.

Upon initial adoption, the Funds adjusted their cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Funds' net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effects to the Funds resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of investment income on the financial statements are as follows:

	As of September 1, 2001			For the Year Ended August 31, 2002

	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Investment Income	Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)

Increase (Decrease)
Government Income Fund	$ 41,338	$ (427,302)	$ 468,640	$ (451,297)	$ (19,790)	$ 471,087
Intermediate Bond Fund	(258,062)	(1,788,825)	1,530,763	(2,005,509)	978,504	1,027,005
Intermediate Tax-Free Fund	6,155	6,155	--	2,446	4,140	(6,586)
Short-Term Income Fund	(19,907)	(333,171)	313,264	(504,599)	122,704	381,895

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes--It is the Funds' policy to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts--Equity Income, Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At February 28, 2003, the Funds had no outstanding futures contracts.

Written Options Contracts--Equity Income Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, for the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended February 28, 2003, the Equity Income Fund had $602,094 in realized gain on written options.

The following is a summary of the Equity Income Fund's written option activity:

Contracts	Number of Contracts	Premium

Outstanding @ 8/31/02	3,989	$ 390,950
Options written	15,701	1,269,458
Options expired	(9,343)	(819,300)
Options closed	(4,902)	(423,881)
Outstanding @ 2/28/03	5,445	$ 417,227

At February 28, 2003, the Equity Income Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)

Eastman Kodak Co.	Call	April 2003	$ 45.00	235	$ 2,350	$ 15,979
United Technologies Corp.	Call	March 2003	70.00	230	1,150	20,239
AT&T Corp.	Put	March 2003	17.50	600	18,000	16,549
Abbott Labs	Put	April 2003	32.50	400	29,000	9,799
Albertson's, Inc.	Put	March 2003	17.50	380	10,450	4,370
Coca Cola Co.	Put	March 2003	37.50	300	8,250	22,349
Eastman Kodak Co.	Put	April 2003	25.00	400	16,000	3,199
Home Depot Inc.	Put	May 2003	17.50	650	13,000	40,948
Ishares Trust	Put	March 2003	40.00	450	10,125	25,474
Ishares Trust	Put	April 2003	40.00	550	34,375	11,274
Sears Roebuck & Co.	Put	April 2003	20.00	500	65,000	(36,001)
Stanley Works	Put	April 2003	25.00	400	36,000	20,798
Union Pac Corp	Put	March 2003	50.00	350	9,625	8,925
Net Unrealized Appreciation on Written Options Contracts				5,445		$ 163,902

Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The International Stock Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the International Stock Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Stock Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of February 28, 2003, International Stock Fund had no outstanding foreign currency exchange contracts.

Foreign Currency Translation--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

Information regarding dollar roll transactions for the Government Income Fund for the six months ended February 28, 2003 was as follows::

Maximum amount outstanding during the period	$ 61,957,007
Average amount outstanding during the period[1]	$ 39,269,811
Average monthly shares outstanding during the period	38,754,498
Average debt per share outstanding during the period	1.01

(1) The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in six months ended February 28, 2003.

Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day's market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to Marshall & Ilsley Trust Company N.A. ("M&I Trust") for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund's securities may be invested jointly with collateral received for loans of other Funds' securities.

As of February 28, 2003, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities

Equity Income Fund	$ 14,411,144	$ 14,703,500	$ 14,703,500
Large-Cap Growth & Income Fund	22,603,131	23,072,500	23,072,500
Mid-Cap Value Fund	33,048,922	34,494,043	34,494,043
Mid-Cap Growth Fund	64,473,781	67,800,457	67,800,457
Small-Cap Growth Fund	17,867,115	18,532,726	18,532,726
International Stock Fund	30,968,803	32,537,850	32,537,850
Government Income Fund	91,238,475	93,274,000	93,274,000
Intermediate Bond Fund	99,206,541	103,173,262	103,173,262

Individual reinvested cash collateral securities at February 28, 2003 are as follows:

Investments	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Total

Provident Money Market Fund	$ 58,010	$ 91,025	$ 136,087	$ 267,489	$ 73,116	$ 128,370	$ 367,987	$ 407,043	$ 1,529,127
Merrimac Money Market Fund	1,863,624	2,924,369	4,372,015	8,593,501	2,348,966	4,124,073	11,822,195	13,076,897	49,125,640
Dreyfus Cash Management Plus MMKT	1,888,389	2,963,230	4,430,112	8,707,696	2,380,181	4,178,876	11,979,295	13,250,670	49,778,449
JP Morgan Master Note	758,717	1,190,568	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,857	20,000,000
MetLife Funding Agreement	758,717	1,190,568	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,857	20,000,000
Wisconsin Public Service Master Note	379,359	595,284	889,966	1,749,290	478,155	839,495	2,406,522	2,661,929	10,000,000
Monumental Life Insurance Master Note	569,038	892,925	1,334,949	2,623,936	717,232	1,259,243	3,609,783	3,992,894	15,000,000
Homeside Lending Inc.	379,822	596,010	891,052	1,751,426	478,739	840,520	2,409,461	2,665,180	10,012,210
Syndicated Loan Fund	568,953	892,792	1,334,749	2,623,542	717,125	1,259,054	3,609,242	3,992,293	14,997,750
Merrill Lynch & Co.	758,717	1,190,567	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,858	20,000,000
BMW US Capital LLC	758,717	1,190,567	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,858	20,000,000
Wells Fargo & Company	379,359	595,284	889,966	1,749,290	478,155	839,495	2,406,522	2,661,929	10,000,000
Wisconsin Energy Corp. C/P	840,349	1,318,663	1,971,439	3,875,001	1,059,201	1,859,636	5,330,891	5,896,664	22,151,844
Goldman Sachs Group	758,717	1,190,567	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,858	20,000,000
John Deere Capital Corp.	568,967	892,813	1,334,781	2,623,606	717,142	1,259,085	3,609,331	3,992,393	14,998,118
Jackson National Life Global	758,535	1,190,282	1,779,505	3,497,741	956,080	1,678,587	4,811,890	5,322,580	19,995,200
American Express Centurion	758,717	1,190,568	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,857	20,000,000
American Express Credit	758,717	1,190,568	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,857	20,000,000
Canadian IMP BK Comm	569,038	892,925	1,334,949	2,623,936	717,232	1,259,243	3,609,783	3,992,894	15,000,000
General Electric Capital Corp.	569,038	892,925	1,334,949	2,623,936	717,232	1,259,243	3,609,783	3,992,894	15,000,000

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Intermediate Bond Fund's and Short-Term Income Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The Money Market Fund's restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Short-Term Income Fund at February 28, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost

Osprey Trust	9/16/1999	$ 2,000,000
Regional Jet Equipment Trust	2/2/2000	707,606

Additional information on each illiquid restricted security held by the Money Market Fund at February 28, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost

GE Life & Annuity Assurance Co.	4/22/2000	$ 75,000,000
Monumental Life Insurance Co.	8/2/1993-11/30/1993	40,000,000
Monumental Life Insurance Co.	10/15/1996	10,000,000
Monumental Life Insurance Co.	1/4/2000	25,000,000
Travelers Insurance Co.	1/19/2001	50,000,000

Other--Investment transactions are accounted for on a trade date basis.

3. Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2003, the capital paid-in was as follows:

Fund	Capital Paid-In

Equity Income Fund	$ 328,004,626
Large-Cap Growth & Income Fund	270,296,902
Mid-Cap Value Fund	212,236,388
Mid-Cap Growth Fund	296,088,623
Small-Cap Growth Fund	105,494,946
International Stock Fund	420,252,912
Government Income Fund	368,443,132
Intermediate Bond Fund	656,556,633
Intermediate Tax-Free Fund	102,322,845
Short-Term Income Fund	138,834,322
Money Market Fund	3,283,152,489

Transactions in capital stock were as follows:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002

	Shares	Amount	Shares	Amount

EQUITY INCOME FUND--INVESTOR CLASS
Shares sold	4,859,007	$55,989,194	3,954,436	$52,646,401
Shares issued to shareholders in payment of distributions declared	105,454	1,201,904	1,256,721	17,467,488
Shares redeemed	(5,216,119)	(59,821,539)	(5,489,769)	(75,258,161)

Net change resulting from Investor Class of Shares transactions	(251,658)	$(2,630,441)	(278,612)	$(5,144,272)

EQUITY INCOME FUND--ADVISOR CLASS
Shares sold	69,910	$807,357	169,201	$2,319,923
Shares issued to shareholders in payment of distributions declared	2,668	30,415	13,715	190,165
Shares redeemed	(63,308)	(714,884)	(70,025)	(959,162)

Net change resulting from Advisor Class of Shares transactions	9,270	$122,888	112,891	$1,550,926

Net change resulting from Fund Share transactions	(242,388)	$(2,507,553)	(165,721)	$(3,593,346)

LARGE-CAP GROWTH & INCOME FUND--INVESTOR CLASS
Shares sold	2,472,828	$24,811,100	3,423,301	$43,997,592
Shares issued to shareholders in payment of distributions declared	7,743	76,426	8,575	105,741
Shares redeemed	(5,243,252)	(51,839,124)	(5,616,030)	(69,582,834)

Net change resulting from Investor Class of Shares transactions	(2,762,681)	$(26,951,598)	(2,184,154)	$(25,479,501)

LARGE-CAP GROWTH & INCOME FUND--ADVISOR CLASS
Shares sold	69,346	$694,070	195,011	$2,472,860
Shares issued to shareholders in payment of distributions declared	266	2,633	264	2,195
Shares redeemed	(57,207)	(559,643)	(73,575)	(918,448)

Net change resulting from Advisor Class of Shares transactions	12,405	$137,060	121,700	$1,556,607

Net change resulting from Fund Share transactions	(2,750,276)	$(26,814,538)	(2,062,454)	$(23,922,894)

MID-CAP VALUE FUND--INVESTOR CLASS
Shares sold	4,219,783	$44,061,024	8,526,115	$101,629,669
Shares issued to shareholders in payment of distributions declared	10,280	104,948	1,892,346	22,305,472
Shares redeemed	(2,350,441)	(24,186,305)	(5,564,460)	(64,311,133)

Net change resulting from Investor Class of Shares transactions	1,879,622	$19,979,667	4,854,001	$59,624,008

MID-CAP VALUE FUND--ADVISOR CLASS
Shares sold	48,087	$494,867	192,014	$2,284,297
Shares issued to shareholders in payment of distributions declared	323	3,295	28,716	338,441
Shares redeemed	(35,665)	(359,730)	(29,133)	(343,354)

Net change resulting from Advisor Class of Shares transactions	12,745	$138,432	191,597	$2,279,384

Net change resulting from Fund Share transactions	1,892,367	$20,118,099	5,045,598	$61,903,392

MID-CAP GROWTH FUND--INVESTOR CLASS
Shares sold	1,839,100	$17,304,296	4,502,457	$55,289,872
Shares issued to shareholders in payment of distributions declared	--	--	62,977	869,078
Shares redeemed	(3,634,027)	(33,957,075)	(7,078,048)	(82,822,587)

Net change resulting from Investor Class of Shares transactions	(1,794,927)	$(16,652,779)	(2,512,614)	$(26,663,637)

MID-CAP GROWTH FUND--ADVISOR CLASS
Shares sold	29,822	$283,334	89,447	$1,086,686
Shares issued to shareholders in payment of distributions declared	--	--	629	8,684
Shares redeemed	(29,704)	(274,625)	(33,654)	(389,492)

Net change resulting from Advisor Class of Shares transactions	118	$8,709	56,422	$705,878

Net change resulting from Fund Share transactions	(1,794,809)	$(16,644,070)	(2,456,192)	$(25,957,759)

SMALL-CAP GROWTH FUND--INVESTOR CLASS
Shares sold	3,611,053	$32,029,139	3,415,230	$38,996,606
Shares issued to shareholders in payment of distributions declared	--	--	386,177	4,757,712
Shares redeemed	(4,144,740)	(36,455,131)	(3,291,813)	(35,067,094)

Net change resulting from Investor Class of Shares transactions	(533,687)	$(4,425,992)	509,594	$8,687,224

SMALL-CAP GROWTH FUND--ADVISOR CLASS
Shares sold	45,396	$399,031	182,325	$2,125,578
Shares issued to shareholders in payment of distributions declared	--	--	9,216	113,545
Shares redeemed	(39,396)	(335,495)	(103,222)	(1,184,092)

Net change resulting from Advisor Class of Shares transactions	6,000	$63,536	88,319	$1,055,031

Net change resulting from Fund Share transactions	(527,687)	$(4,362,456)	597,913	$9,742,255

INTERNATIONAL STOCK FUND--INVESTOR CLASS
Shares sold	20,295,727	$170,791,982	17,636,158	$174,748,741
Shares redeemed	(20,433,775)	(173,272,774)	(19,632,221)	(194,599,116)

Net change resulting from Investor Class of Shares transactions	(138,048)	$(2,480,792)	(1,996,063)	$(19,850,375)

INTERNATIONAL STOCK FUND--ADVISOR CLASS
Shares sold	2,786,745	$23,916,305	1,430,452	$14,109,749
Shares redeemed	(2,875,438)	(24,845,316)	(1,312,246)	(13,240,261)

Net change resulting from Advisor Class of Shares transactions	(88,693)	$(929,011)	118,206	$869,488

INTERNATIONAL STOCK FUND--INSTITUTIONAL CLASS
Shares sold	1,938,397	$$16,492,473	2,973,838	$29,826,781
Shares redeemed	(1,300,020)	(10,796,234)	(2,217,162)	(21,877,897)

Net change resulting from Institutional Class of Shares transactions	638,377	$$5,696,239	756,676	$7,948,884

Net change resulting from Fund Share transactions	411,636	$$2,286,436	(1,121,181)	$(11,032,003)

GOVERNMENT INCOME FUND--INVESTOR CLASS
Shares sold	7,392,836	$71,919,632	9,619,972	$92,152,089
Shares issued to shareholders in payment of distributions declared	395,156	3,846,795	1,273,586	12,197,150
Shares redeemed	(8,376,959)	(81,470,975)	(11,955,890)	(114,431,983)

Net change resulting from Investor Class of Shares transactions	(588,967)	$(5,704,548)	(1,062,332)	$(10,082,744)

GOVERNMENT INCOME FUND--ADVISOR CLASS
Shares sold	105,734	$1,028,359	316,703	$3,026,512
Shares issued to shareholders in payment of distributions declared	6,188	60,236	13,493	129,303
Shares redeemed	(40,938)	(397,418)	(192,551)	(1,841,093)

Net change resulting from Advisor Class of Shares transactions	70,984	$691,177	137,645	$1,314,722

Net change resulting from Fund Share transactions	(517,983)	$(5,013,371)	(924,687)	$(8,768,022)

INTERMEDIATE BOND FUND--INVESTOR CLASS
Shares sold	16,272,298	$153,900,704	16,880,357	$158,501,362
Shares issued to shareholders in payment of distributions declared	714,998	6,775,689	1,756,483	16,480,250
Shares redeemed	(17,130,897)	(161,853,677)	(19,133,698)	(179,853,591)

Net change resulting from Investor Class of Shares transactions	(143,601)	$(1,177,284)	(496,858)	$(4,871,979)

INTERMEDIATE BOND FUND--ADVISOR CLASS
Shares sold	97,090	$918,836	291,333	$2,732,845
Shares issued to shareholders in payment of distributions declared	8,850	83,866	18,596	174,431
Shares redeemed	(36,862)	(347,431)	(198,831)	(1,866,218)

Net change resulting from Advisor Class of Shares transactions	69,078	$655,271	111,098	$1,041,058

Net change resulting from Fund Share transactions	(74,523)	$(522,013)	(385,760)	$(3,830,921)

INTERMEDIATE TAX-FREE FUND--INVESTOR CLASS
Shares sold	2,157,418	$22,857,507	2,281,709	$23,476,092
Shares issued to shareholders in payment of distributions declared	15,854	167,835	38,412	396,321
Shares redeemed	(2,344,648)	(24,784,676)	(1,825,913)	(18,832,499)

Net change resulting from Investor Class of Shares transactions	(171,376)	$(1,759,334)	494,208	$5,039,914

SHORT-TERM INCOME FUND--INVESTOR CLASS
Shares sold	7,213,383	$67,901,280	5,454,176	$51,537,360
Shares issued to shareholders in payment of distributions declared	98,293	924,918	353,190	3,323,105
Shares redeemed	(5,592,024)	(52,568,801)	(6,890,903)	(64,691,429)

Net change resulting from Investor Class of Shares transactions	1,719,652	$16,257,397	(1,083,537)	$(9,830,964)

SHORT-TERM INCOME FUND--ADVISOR CLASS
Shares sold	61,940	$583,071	133,339	$1,247,308
Shares issued to shareholders in payment of distributions declared	1,647	15,494	2,153	20,188
Shares redeemed	(11,495)	(107,801)	(58,185)	(542,360)

Net change resulting from Advisor Class of Shares transactions	52,092	$490,764	77,307	$725,136

Net change resulting from Fund Share transactions	1,771,744	$16,748,161	(1,006,230)	$(9,105,828)

MONEY MARKET FUND--INVESTOR CLASS
Shares sold	2,602,668,703	$2,602,668,703	5,427,591,574	$5,427,591,574
Shares issued to shareholders in payment of distributions declared	3,103,573	3,103,573	11,415,196	11,415,196
Shares redeemed	(2,387,119,653)	(2,387,119,653)	(5,278,253,683)	(5,278,253,683)

Net change resulting from Investor Class of Shares transactions	218,652,623	$218,652,623	160,753,087	$160,753,087

MONEY MARKET FUND--ADVISOR CLASS
Shares sold	101,165,558	$101,165,558	281,645,796	$281,645,796
Shares issued to shareholders in payment of distributions declared	455,183	455,183	2,132,999	2,132,999
Shares redeemed	(108,963,372)	(108,963,372)	(297,823,697)	(297,823,697)

Net change resulting from Advisor Class of Shares transactions	(7,342,631)	$(7,342,631)	(14,044,902)	$(14,044,902)

MONEY MARKET FUND--INSTITUTIONAL CLASS
Shares sold	1,985,654,021	$1,985,654,021	4,304,882,665	$4,304,882,665
Shares issued to shareholders in payment of distributions declared	1,483,462	1,483,462	2,761,641	2,761,641
Shares redeemed	(1,797,254,077)	(1,797,254,077)	(4,312,138,653)	(4,312,138,653)

Net change resulting from Institutional Class of Shares transactions	189,883,406	$189,883,406	(4,494,347)	$(4,494,347)

Net change resulting from Fund Share transactions	401,193,398	$401,193,398	142,213,838	$142,213,838

4. Federal Tax Information

At August 31, 2002, the Funds had capital loss carryforwards, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

	Capital Loss Carryforward to Expire In

Fund	2003	2004	2005	2006	2007	2008	2009	2010	Total

Equity Income Fund	$ --	$ --	$ --	$ --	$ --	$ --	$ --	$ 3,315,209	$ 3,315,209
Large Cap Growth & Income Fund	--	--	--	--	--	--	4,529,087	19,615,825	24,144,912
Mid-Cap Value Fund	--	--	--	--	--	--	--	405,788	405,788
Mid-Cap Growth Fund	--	--	--	--	--	--	--	6,610,904	6,610,904
Small Cap Growth Fund	--	--	--	--	--	--	--	4,808,611	4,808,611
International Stock Fund	--	--	--	--	--	--	2,042,934	63,689,740	65,732,674
Government Income Fund	--	--	--	--	--	8,554,228	--	--	8,554,228
Intermediate Bond Fund	10,386,677	6,100,494	--	--	--	2,990,074	--	6,283,428	25,760,673
Intermediate Tax-Free Fund	--	--	--	--	--	--	364,215	--	364,215
Short-Term Income Fund	1,898,650	556,158	545,815	618,371	952,637	222,218	928,524	944,182	6,666,555
Money Market Fund	--	--	--	--	--	--	--	145,822	145,822

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate

Equity Income Fund	0.75%
Large-Cap Growth & Income Fund	0.75%
Mid-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%
Government Income Fund	0.75%
Intermediate Bond Fund	0.60%
Intermediate Tax-Free Fund	0.60%
Short-Term Income Fund	0.60%
Money Market Fund	0.15%

International Stock Fund's sub-adviser is BPI Global Asset Management LLP (the "Sub-Adviser"). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

Administrative Fee--M&I Trust, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust is based on each Fund's average daily net assets as follows:

Maximum Fee	Fund's Average Daily Net Assets

0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

Federated Administrative Services is the sub-administrator and will be paid by M&I Trust, not by the Funds.

Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of shares of the Funds' Advisor Class of Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of Funds' Advisor Class of Shares (except Money Market Fund's Advisor Class of Shares which may accrue up to 0.30%) annually, to compensate Edgewood Services, Inc.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Marshall Investor Services ("MIS"), a division of M&I Trust, each Fund will pay MIS up to 0.25% of average daily net assets of the Funds' Investor and Advisor Class of Shares for the period. The fee paid to MIS is used to finance certain services for shareholders and to maintain shareholder accounts. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary Federated Shareholders Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--M&I Trust is the Funds' custodian. M&I Trust receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

General--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees, of one or more of the above companies.

6. Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities, for the six months ended February 28, 2003, were as follows:

Fund	Purchases	Sales
Equity Income Fund	$ 87,910,615	$ 87,313,615
Large-Cap Growth & Income Fund	75,667,706	109,210,301
Mid-Cap Value Fund	58,420,536	38,459,655
Mid-Cap Growth Fund	103,871,007	126,589,445
Small-Cap Growth Fund	87,886,920	93,194,820
International Stock Fund	167,567,881	171,501,697
Intermediate Bond Fund	225,708,696	121,278,210
Intermediate Tax-Free Fund	6,196,195	7,757,344
Short-Term Income Fund	22,648,283	11,167,738

Purchases and sales of long-term U.S. government securities, for the six months ended February 28, 2003, were as follows:

Fund	Purchases	Sales
Government Income Fund	$ 857,060,843	$ 914,570,110
Intermediate Bond Fund	660,359,523	763,362,705
Short-Term Income Fund	19,131,143	17,877,405

7. Line of Credit

Marshall Funds, Inc., on behalf of its respective Funds (expect for the Money Market Fund) entered into a $50,000,000 unsecured, committed revolving line of credit ("LOC") agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charge interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the six months ended February 28, 2003.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning each
Fund's objective and policies, management fees, expenses, and other information.

[Logo of Marshall Funds]

Marshall Investor Services
P.O. Box 1348
Milwaukee,Wisconsin 53201-1348
800-236-FUND(3863)
TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com
Edgewood Services, Inc., Distributor G00406-02 (4/03)
M&I Investment Management Corp., Investment Adviser
©2003 Marshall Funds, Inc.

321-314

[Logo of Marshall Funds]

The Marshall Funds Family

Semi-Annual Report

The Advisor Class of Shares

(Class A)

  Marshall Equity Income Fund
  Marshall Large-Cap Growth & Income Fund
  Marshall Mid-Cap Value Fund
  Marshall Mid-Cap Growth Fund
  Marshall Small-Cap Growth Fund
  Marshall International Stock Fund
  Marshall Government Income Fund
  Marshall Intermediate Bond Fund
  Marshall Short-Term Income Fund
  Marshall Money Market Fund

FEBRUARY 28, 2003

President's Message	1
Commentaries
Marshall Equity Income Fund	2
Marshall Large-Cap Growth & Income Fund	4
Marshall Mid-Cap Value Fund	6
Marshall Mid-Cap Growth Fund	8
Marshall Small-Cap Growth Fund	10
Marshall International Stock Fund	12
Marshall Government Income Fund	14
Marshall Intermediate Bond Fund	16
Marshall Short-Term Income Fund	18
Marshall Money Market Fund	20
Financial Information
Portfolio of Investments	22
Marshall Equity Income Fund	22
Marshall Large-Cap Growth & Income Fund	24
Marshall Mid-Cap Value Fund	26
Marshall Mid-Cap Growth Fund	28
Marshall Small-Cap Growth Fund	30
Marshall International Stock Fund	31
Marshall Government Income Fund	33
Marshall Intermediate Bond Fund	34
Marshall Short-Term Income Fund	37
Marshall Money Market Fund	40
Notes to Portfolio of Investments	43
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	52
Notes to Financial Statements	54

[Logo of Marshall Funds]

Dear Marshall Fund Shareholder:

Good relative performance of your mutual fund investments can provide only so much comfort. A top-ranked fund with a negative return still feels like another step away from the accomplishment of your financial goals. Our higher-net-worth and institutional clients are hearing the siren songs of hedge funds and other alternative investments. Cash investments are at all time highs despite negative returns after inflation and taxes. Even IRA account owners are looking at annuity solutions for the allusive panacea of investing: stable, long-term, high, positive returns. In other words, markets that only go up dramatically without risk.

We do not offer such panaceas at the Marshall Funds or at its adviser, M&I Investment Management Corp. Allow us to provide some perspective on our commitment to the use of mutual funds in fully diversified portfolios.

Each senior officer of M&I Investment Management Corp. has almost 25 years of investment industry experience. We were front row observers of the Savings & Loan debacle that cost U.S. taxpayers over $200 billion. We followed the real estate joint venture craze all the way to its current penny-on-the-dollar trading on the internet. We watched the granddaddy of all hedge funds, Long-Term Capital Management, and its "orderly liquidation" by the Federal Reserve Board.

We take no glee in watching these disasters; the ripples to us as taxpayers and investors were rough waters, to say the least. We also believe that alternative investments and annuities can be appropriate in the right circumstances, with a complete understanding of benefits and risks, and if you are charged a fair price.

We are puzzled, however, that after six decades of outstanding service to investors in all kinds of market environments, the mutual fund industry continues to be challenged to make its case to U.S. investors. Recent criticisms include concerns over security turnover and sales charge breakpoints.

Security turnover in many equity portfolios has been increasing, raising concerns about the cost of trading more often. The primary reason for the high levels of turnover has been the record level of market volatility. Since the Marshall Funds use no affiliated broker-dealer to execute our trades, we have no built-in bias to increase trading. In fact, our Fund Managers have an incentive to minimize all costs to the Funds. Trading commissions directly affect the net performance of every Fund, and every Fund Manager's compensation is based on their net performance. As a result, every Marshall Fund Manager and every Marshall Fund shareholder is on the same side, focused on maximizing the Funds' total return.

Sales charge breakpoints relate solely to the Advisor Class of shares sold by M&I Brokerage Services. Clients with larger purchases receive breakpoints (discounts) on the shares purchased with the advice of an adviser. Recent, industry-wide, regulatory examinations reveal that some customers did not always receive the full amount of the breakpoint earned. We are pleased that no such errors were identified with any of our clients and are confident that the errors identified in the industry will be corrected soon. While the precise calculation of discounts is receiving great attention in the industry, we wonder why the lack of breakpoints for investment products similar to mutual funds is not receiving comparable regulator or media attention.

We hope you fully appreciate the reasons the mutual fund industry has grown substantially over 60 years. We also hope you fully appreciate the reasons Marshall Funds have grown to almost $6 billion over 10 years. Each Marshall Fund provides you with a clearly defined, true-to-style investment strategy that fits well with a broadly diversified asset allocation strategy. Each is led by an experienced, professional investment management team. Each has an expense ratio that is at or below the median for its respective mutual fund category. Each enjoys the full disclosure and regulatory oversight applied to the entire mutual fund industry.

As always, thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser
President

Semi-Annual Report--Commentary

Fund Manager:	David J. Abitz, CFA
Investment Experience:	9 years
Education:	M.B.A. degree, University of Wisconsin-Madison; B.B.A., University of Wisconsin-Oshkosh
Analysts:	Daniel P. Brown, CFA and Kenneth E. Mayer

Marshall Equity Income Fund

Fund Performance

For the six-months ended February 28, 2003, the Fund's total return at net asset value was (9.19)%.* In comparison, the Standard & Poor's 500 Index (S&P 500) returned (7.29)%, while the Lipper Equity Income Funds Index (LEIFI) returned (8.30)%.**

Factors Affecting Performance

Over the past six months, investors have absorbed a wide spectrum of news and events, both positive and negative. For the most part, this has lead to a greater level of uncertainty in terms of the direction of the economy and financial markets and of a generally downward trending market environment. Factors include the accommodative monetary policy by the Federal Reserve Board (the "Fed"), a White House stimulus package, and generally growing cash reserves by Corporate America. Negative factors include growing geopolitical risks around the world, higher energy prices, and fairly lackluster economic numbers so far in this recovery.

The Fund's performance was enhanced due to its holdings within the telecommunication services group. In addition, the Fund benefited from its holdings within the energy sector as investors gravitated somewhat towards this group due to the low inventory levels and rumors of war. Conversely, the Fund's holdings within the consumer discretionary group posted poor results. During this time period, the stocks within this group were hindered as the market began to digest the declining consumer confidence numbers and the impact that might have on consumer spending. Finally, the utility sector also struggled as several of these companies continue to work down excess debt levels and seek to improve liquidity through asset sales and capital issuance.

Looking Ahead

Investor confidence has been strained due to challenges on both the economic and geopolitical front. However, we continue to feel confident in our disciplined, value-oriented approach and strongly believe investors will be rewarded for their patience through this challenging period. A key centerpiece to our approach is avoiding the emotions and opinions that seem desirable in the short run, but often prove costly over the long haul. We will continue our emphasis of owning well-established companies, which pay above average dividend yields.

As we have mentioned in the past, dividend income is not subject to investor emotions, market cycles, or other biases of the environment. Given the lessons from the past three years, investor expectations have declined to more realistic levels. The market volatility has reminded investors of the importance of the dividend as an important and more reliable component of total return.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Semi-Annual Report--Commentary

Fund Manager:	Mary Linehan
Investment Experience:	14 years
Education:	M.B.A. degree, Marquette University; B.B.A. University of North Dakota

Marshall Large-Cap Growth & Income Fund

Fund Performance

For the six-months ended February 28, 2003, the Fund's total return at net asset value was (10.15)%.* For the same reporting period the Standard & Poor's 500 Index (S&P 500) returned (7.29)% and the Lipper Large-Cap Core Funds Index (LLCCFI) returned (7.48)%.**

Factors Affecting Performance

For the six month reporting period, the market remained extremely volatile. The market as measured by the S&P 500, bottomed early in October and moved higher over the subsequent seven weeks. The rally was lead by low priced, high beta, beaten up equities. The rally came to an end quickly in early December when a disappointing economic report finally tipped the market over. December, which has usually been the best performance month of the year for the S&P 500, turned in its worst performance in 70 years. The market, continuing its pattern of the last two years, had a sharp move up at the start of the year, but quickly gave it all back and then some by the end of February. This reporting period has also been marked by an unusually high level of political uncertainty with Iraq, the Middle East, and most recently North Korea taking center stage.

Several sectors accounted for the disappointing relative performance of the Fund. The three most disappointing sectors were financials, healthcare, and consumer discretionary, almost entirely from specific stocks rather than from overweighting or underweighting the sector. The financial area returned the weakest performance with the Fund's financial holdings down 13.7% versus the financial holdings in the S&P down only 9.6%. The healthcare sector was our second weakest sector. The Fund's largest healthcare holding, HCA, was hit when negative news came out on one of its competitors. The competitor's problems remain specific to that name and HCA continues to be one of the Fund's largest holdings. Finally, the Fund's industrial holdings were very strong relative to the sector average and the overweight position helped as well. The Fund also did well in the information technology area despite its underweight position relative to the sector.

Certain shifts in the portfolio occurred with the change in managers as of January. Concentrated telecommunication services and energy holdings were reduced and additional securities were purchased to broaden the exposure to those sectors. Exposure to the financial sector was reduced overall. Finally, certain other securities were sold to reposition the portfolio into holdings with more upside potential in advance of an improving economy.

Looking Ahead

Looking forward, with war looming, oil prices surging, and consumer confidence sagging, there is real risk that the economy stays soft for a prolonged period of time. However, we continue to believe that earnings growth will come in 2003, albeit at a very moderated level. Businesses continue to improve their balance sheets and corporate earnings appear to be the most realistic in 3 to 4 years. The Fund remains underweight in the consumer discretionary and staples areas, where the valuations appear to be full. Selective names will be added in the information technology area, but only when we believe valuations have bottomed. The energy area remains overweight because of the recent positive relative earnings revisions and what we believe to be a favorable fundamental outlook

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 and the LLCCFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Semi-Annual Report--Commentary

Fund Manager:	Matthew B. Fahey
Investment Experience:	22 years
Education:	M.B.A. degree, Marquette University; B.B.A. University of Wisconsin-Milwaukee
Analyst:	Gregory S. Dirske

Marshall Mid-Cap Value Fund

Fund Performance

For the six-months ended February 28, 2003, the Fund's total return at net asset value was (5.93)%.* For the same reporting period the Russell Midcap® Value Index (RMCVI) returned (7.96)%, while the Lipper Mid-Cap Value Funds Index (LMCVFI) returned (7.21)%.**

Factors Affecting Performance

Stock prices generally bottomed in early October, and were aided by an interest rate cut by the Federal Reserve Board (the "Fed") in November and faint signs that the economy was stabilizing. December, usually a strong month for equities, showed one of its worst performances in recent history falling approximately 6%. The first two months of the calendar year each showed negative returns, although smaller in magnitude compared to December. Historically high energy prices, uncertainty in Iraq and North Korea, and profit taking from the October lows contributed to a poor ending to the reporting period.

The Fund's outperformance compared to its benchmarks was derived through a combination of stock selection, and to some degree sector selection. The Fund held underweight positions relative to the RMCVI in consumer discretionary and financials sectors, both of which were weak groups during the reporting period. Energy holdings which represent a slight overweight position in the Fund were on average up double-digits, which was greater than the average energy stock. Telecommunication services holdings Alltel (1.22)% and Citizens Communications (1.89)% showed positive returns, while the telecommunication services sector as a whole generated negative returns. Overweight positions in the industrial and material sectors detracted from performance. Several industrial and material holdings experienced double-digit declines, many due to reduced earning expectations on higher pension, insurance, and energy costs. Transportation holdings CSX (1.98)% (railroad) and Swift Transportation (1.73)% (trucking) were down due to higher fuel costs and slow economic activity. Surprising to many, the best performing sector (ex energy) was the information technology group. The sector was down low single-digits as many of the companies in the group experienced a stabilization in fundamentals and many of the stocks had been beaten down to attractive levels. The Fund held an overweight position in the sector, although the stock selection limited performance as the average holding was down more than the sector average.

Looking Ahead

Our continued strategy is to look for strong companies whose stock has temporarily fallen out-of-favor due to company specific issues, industry concerns, or general macro factors. We must then be convinced of two factors: that the company is financially strong through its balance sheet and cash flow to support the business until it is repaired, and that the company will overcome its current issues and will remain only temporarily out-of-favor.

In general, the portfolio is built by buying one stock at a time, rather than broad sweeping purchases of stocks based on their economic sector. We currently hold less consumer related stocks than index averages because we are not finding compelling valuations in that sector. Many of these stocks have performed well recently and do not appear to represent good value. Our underweight in financials has been driven by a lack of faith in the earnings estimated for many constituents of the sector. Falling interest rates have benefited the sector over the last several years and that does not seem sustainable to us. Our overweight position in industrial and basic material holdings has not produced desirable results. While our holdings generally have good valuation support, a slowing economy could pressure earnings growth and make it difficult for these stocks to improve in the near-term. Nonetheless, we believe these stocks will have their day in the sun.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The RMCVI, LMCVFI and the S&P 400 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The RMCVI measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective category indicated. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. Stock Market. The Fund has elected to change the benchmark index from the S&P 400 to the RMCVI. The RMCVI is more represenative of the securities typically held by the Fund. This change was effective January 1, 2003.

Semi-Annual Report--Commentary

Fund Manager:	Michael D. Groblewski, CFA
Investment Experience:	11 years
Education:	M.B.A. degree, Syracuse University; B.B.A. University of Wisconsin-Madison
Analyst:	Kenneth S. Salmon

Marshall Mid-Cap Growth Fund

Fund Performance

For the six months ended February 28, 2003, the Fund provided a total return at net asset value of (0.86)%.* In comparison, the Russell Midcap® Growth Index (RMCGI) returned (1.36)% and the Lipper Mid-Cap Growth Funds Index (LMCGFI) returned (4.75)%.**

Factors Affecting Performance

U.S. equity markets remain under a cloud of uncertainty. The threat of military action against Iraq and diplomatic tensions with North Korea have driven domestic investors from equities toward short term fixed income securities. These concerns paired with a weak dollar have resulted in foreign investors also leaving the U.S. market. The same cloud that has depressed equity markets has muted the economic recovery. Uncertainty has resulted in corporate and consumer spending delays. Additionally, higher energy prices driven by Middle East tensions and Venezuelan strikes, threaten to further slow the economic recovery.

The silver lining in our minds, is the resulting low interest rate environment. Consumers have significantly lowered cost structures by refinancing their homes, as 30 year fixed rates have reached 40 year lows. Additionally, corporate America has repaid debt through a combination of cash flow and securing lower rate fixed debt. Therefore, we are encouraged as stronger consumer and corporate balance sheets should set the stage for a stronger economic recovery once the current geopolitical concerns are put to rest.

Significant energy and healthcare positions, along with select information technology holdings allowed the Fund to beat the indexes over the past six months. In healthcare, Biovail was our most notable gainer. The pharmaceutical maker increased 38% in the reporting period and remains our largest healthcare holding. In information technology, wireless semiconductor manufacturer Skyworks appreciated 190% by the end of November. Skyworks remains in the portfolio, however we used the opportunity in late fall to sell approximately two thirds of our position.

Looking Ahead

The U.S. economy appears to be on the road to recovery, even if the precise timing or pace is not entirely clear. However, we will continue to keep a close eye on unemployment as it is the single factor that concerns us the most and could have the greatest dampening effect. Once the geopolitical concerns are behind us, we believe the strength of the recovery should become more apparent.

In anticipation of a slow, steady economic recovery, we continue to favor economically sensitive sectors. Therefore, consumer discretionary names continue to represent a large part of the portfolio. Additionally, we have added to our information technology holdings, as we believe the recent Federal Budget delay has allowed us the opportunity to increase our position in the government information technology sector at attractive prices.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The RMCGI, LMCGFI and the S&P 400 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The Fund has elected to change the benchmark index from the S&P 400 to the RMCGI. The RMCGI is more representative of the securities typically held by the Fund. This change was effective January 1, 2003.

Semi-Annual Report--Commentary

Fund Manager:	Sean McLeod, CFA
Investment Experience:	6 years
Education:	M.S. and B.B.A. degree, University of Wisconsin-Madison
Analyst:	Robert S. McDougall, CFA

Marshall Small-Cap Growth Fund

Fund Performance

For the six months ended February 28, 2003, the Fund provided a total return at net asset value of (5.26)%.* This exceeded the return of the Russell 2000 Growth Index (Russell 2000 GI) of (5.55)%, and the Lipper Small Cap Growth Funds Index (LSCGI)of (6.57)%.**

Factors Affecting Performance

Market sentiment changed quite dramatically during the previous six months. During the month of September, fears of a double dip recession, rising oil prices and poor consumer sentiment had sent many investors to the sidelines with the Russell 2000 GI down over 7%. Although we performed in line with the index during the month of September, we spent much of the month repositioning the portfolio to benefit from an improving economy by increasing our consumer discretionary, energy and information technology exposure with holdings including Outback Steakhouse (OSI), Horizon Offshore (HOFF), and Skyworks (SWKS) respectively. This strategy worked well during October and November when renewed optimism about an improving economy in 2003 sent the Russell 2000 GI up over 15% and the Fund over 20%. By December however, sentiment had begun to change as an impending war, fear of terrorism, and rising oil prices began to take a toll on investor psychology. From December through February the Russell 2000 GI declined 12%, w hile the Fund, still overweight in economically sensitive sectors, was down over 15%.

Looking Ahead

Fear of the unknown will, in all likelihood, continue to pressure equity valuations until there is resolution to the issues of the day -- namely Iraq, North Korea, and the fear of impending terrorism. In times of uncertainty, investors tend to ascribe overly high probabilities to worse case scenarios. In the end, the worse case scenario rarely happens, and the equity market typically responds favorably. We feel this situation will be similar. Once there is some clarity as to how things will be resolved, we feel the market will appreciate, after which, we hope that stock valuations will once again rely upon underlying business fundamentals.

The Fund is positioned to take advantage of an economic rebound, as evidenced by our overweight positions in both consumer cyclicals and information technology. In spite of increasing unemployment levels and the slump in corporate profitability, U.S. consumers continued to spend strongly throughout 2002. We remain confident that the U.S. consumer will continue to spend as the economy improves, leading to accelerating growth in revenue and earnings for these companies. The Fund also has recently increased its weighting in technology stocks. Investors had already become impatient with the pace of fundamental improvement in this group even before the current geopolitical concerns. This combination of negative events has, in our opinion, created a number of good buying opportunities in the group.

We continue to invest in sectors benefiting from attractive secular trends, and in companies with lasting competitive advantages, strong balance sheets, and good management teams. In addition, our sensitivity to stock valuations remains a major factor in our decision to over or underweight certain sectors. This approach has proven effective in 2001 and 2002, and we believe this discipline will again be an important factor for investors in 2003. We believe prudent investments in smaller-capitalization, growth-oriented stocks may result in strong long-term risk-adjusted returns.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 GI, LSCGI, and the Russell 2000 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The Russell 2000 GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc., as falling into the respective categories indicated. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. The Fund has elected to change the benchmark index from the Russell 2000 to the Russell 2000 GI. The Russell 2000 GI is more representative of the securities typically held by the Fund. This change was effective January 1, 2003.

*** Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

Semi-Annual Report--Commentary

Fund Manager:	Daniel R. Jaworski, CFA
Investment Experience:	14 years
Education:	M.B.A. degree, University of Minnesota; B.A. Concordia College
Analyst:	BPI Global Asset Management Team

Marshall International Stock Fund

Fund Performance

For the six months ended February 28, 2003, the Fund provided a total return at net asset value of (15.16)%.* In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) returned (11.04)% while the Lipper International Funds Index (LIFI) returned (11.04)%.**

Factors Affecting Performance

International equity markets vacillated over the last six months. We witnessed a significant sell-off last September, which was followed by an October-November rally and then three successive months of negative returns in December, January and February. Stimulative actions taken by governments and central banks during this span were unable to override investor concerns about the pace of economic recovery and geopolitical matters such as the conflict with Iraq. All major industrial sectors and geographic regions generated negative returns for the trailing six-month reporting period.

The primary factors contributing to the Fund's relative underperformance during this reporting period were its holdings in the telecommunication services and consumer discretionary sectors. In the telecommunication services sector, the Fund's holdings underperformed primarily because of the strong performance of several large European telecommunications companies which did not meet our buy criteria and the Fund did not hold. The stock prices of these highly-leveraged, lower-quality entities rose dramatically during the fourth quarter of 2002 on news that France Telecom would receive virtually unconditional loans from the government to sustain its operations for the near term. Effectively, the bankruptcy discount that had previously been built into the prices of these stocks went away. In the consumer discretionary sector, the Fund's stakes in companies such as video game software producer Sega in Japan, and media concern Pearson PLC in the United Kingdom detracted from performance.

On the positive side of the ledger, the Fund benefited from the performance of its holdings in the energy and materials sectors. In energy, the Fund held a significant position in YUKOS, a fully integrated oil-and-gas company headquartered in Moscow, Russia. We continue to believe that this company is a good long-term investment because of its vast oil reserves, low production costs, attractive valuation and new shareholder-friendly management team. In materials, iron ore producer Companhia Vale Do Rio Doce in Brazil, and paper producer, Sappi Ltd. in South Africa also contributed positively to Fund performance. In the aggregate, the Fund's holdings in emerging market stocks benefited performance more than any other region of the world.

Looking Ahead

On a sector basis we have increased exposure to the financials, information technology, telecommunication services and energy groups. We have identified several companies within these areas that have improving fundamentals and are taking market share from the weaker players in their respective industries. The source of funds for these purchases has come predominantly from sales of stocks in the consumer discretionary sector, where several company price targets were reached as fundamentals appeared to have hit a plateau. Our underweight positions in the healthcare, consumer staples, and utilities sectors remain intact. However, the valuations and business fundamentals are becoming more attractive in the healthcare group. We are looking to increase our exposure to this area as we find quality companies selling at discounts to their global industry peers.

Geographically the Fund remains underweight Japan and Europe, with the balance invested primarily in developing markets. We continue to identify attractive opportunities in markets such as Korea, Mexico, Brazil, Russia and Israel.

GROWTH OF AN ASSUMED $10,000 INVESTMENT

$16,000
$14,000
$12,000
$10,000
$9,425
$8,000
$6,000
$7,640
$7,129
$7,003
12-98 2-99 5-99 8-99 11-99 2-00 5-00 8-00 11-00 2-01 5-01 8-01 11-01 2-02 5-02 8-02 11-02 2-03
Marshall International Stock Fund***
Lipper International Funds Index (LIFI)
Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE)

This graph illustrates the hypothetical investment of $10,000 in the Advisor Class of Shares of the Fund, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425), from inception on December 31, 1998 to February 28, 2003, compared to the EAFE and the LIFI.** The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

AVERAGE ANNUAL TOTAL RETURNS*

As of 2/28/03

	Fund	EAFE	LIFI
6-months (cumulative)	(15.16)%	(11.04)%	(11.04)%
1-year	(21.26)%	(17.46)%	(17.21)%
3-year	(22.08)%	(17.95)%	(17.96)%
Since Inception (12/31/98)	(6.50)%	(9.33)%	(6.27)%

Total returns for the reporting period, based on offering price (i.e. less applicable sales charge) for six months, one-year, three-year and since inception were (20.06)%, (25.78)%, (23.60)% and (7.81)%, respectively.

COUNTRY ALLOCATIONS

(As a % of net assets)

	2/28/03	8/31/02
Belgium	0.0%	1.5%
Finland	1.9%	1.9%
France	6.4%	10.5%
Germany	5.5%	5.1%
Ireland	3.1%	3.0%
Italy	5.0%	4.9%
Netherlands	4.4%	6.3%
Spain	3.8%	0.0%
Sweden	5.0%	4.3%
Switzerland	10.8%	7.2%
United Kingdom	21.1%	24.0%
Total Europe	67.0%	68.7%
Hong Kong	0.7%	1.5%
Japan	8.6%	12.4%
Korea, Republic of	4.6%	5.4%
Singapore	1.1%	0.3%
Taiwan	0.0%	0.5%
Total Asia	15.0%	20.1%
Canada	1.6%	1.7%
Israel	1.6%	0.0%
Other	13.3%	10.1%
Total Other	16.5%	11.8%
Cash & Cash Equivalents	3.1%	0.5%
Other Net Asset and Liabilities	(1.6)%	(1.1)%
	100.0%	100.0%

SECTOR DIVERSIFICATION

(As a % of net assets)

	2/28/03	8/31/02
Consumer Discretionary	8.9%	24.2%
Consumer Staples	7.2%	6.3%
Energy	10.5%	7.6%
Financials	28.4%	20.9%
Healthcare	6.0%	7.6%
Industrials	8.5%	10.9%
Information Technology	12.2%	4.5%
Materials	6.0%	9.7%
Telecommunication Services	8.8%	6.7%
Utilities	2.0%	2.2%
Cash & Cash Equivalents	3.1%	0.5%
Other Net Assets and Liabilities	(1.6)%	(1.1)%
	100.0%	100.0%

TEN LARGEST STOCK HOLDINGS

(As a % of net assets)

Security	2/28/03
Nestle SA	2.76%
ENI SpA	2.61%
YUKOS, ADR	2.55%
Bank of Ireland	2.55%
Samsung Electronics Co.	2.45%
Novartis AG	2.43%
Vodafone Group PLC	2.34%
UBS AG	2.34%
Adidas-Saloman AG	2.27%
Swiss Re	2.09%
	24.39%

** The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

*** International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Semi-Annual Report--Commentary

Fund Manager:	Jason D. Weiner, CFA
Investment Experience:	13 years
Education:	B.S. degree, Marquette University
Analyst:	Salvatore D. Amato

Marshall Government Income Fund

Fund Performance

For the semi-annual period ended February 28, 2003, the Fund provided a total return at net asset value of 2.16%.* In comparison, the Lehman Brothers Mortgage-Backed Securities Index (LMI) returned 3.01% while the Lipper U.S. Mortgage Funds Index (LUSMI) returned 2.67%.**

Factors Affecting Performance

Interest rates approached historic lows as a result of a difficult market environment caused by increased geopolitical and economic uncertainty. Bond investors were once again rewarded with solid returns over the last six months. Mortgage-backed securities (MBS) performed surprisingly well over this period as investors favored these securities given their high quality and attractive yields regardless of the inherent prepayment risk associated with them. The Fund's emphasis on call-protected securities as well as MBS added to portfolio performance by allowing us to benefit more directly from declining interest rates during this tumultuous period of time.

Looking Ahead

The mortgage market currently faces the potential of a significant increase in prepayment risk as rates have plummeted to generational lows. Record refinancing activity combined with an exceptionally strong housing market typically results in meaningful underperformance for mortgage securities. However, we believe mortgages will continue to perform well as demand from investors, particularly banks, will lend support to valuations. In addition, mortgage investors have grown accustomed to spikes in prepayment speeds and have adapted accordingly by developing sound methodologies to analyze these types of risk.

We remain committed to our predominant allocation to mortgage securities due to their compelling yields in today's historically low interest rate environment. Our emphasis will be to maintain good representation across the mortgage sector for the purpose of diversification. Selectivity will be of heightened importance as we focus on opportunistically enhancing yield and overall total return. Additionally, we will focus on mortgage securities with defensive characteristics as we expect interest rates will rise modestly from their historic lows. We must be mindful of the possibility of extension risk supplanting prepayment concerns as rates begin to climb in the second half of 2003. Near term, interest rates will remain fairly stable as the market continues to focus on the uncertainty surrounding the war with Iraq and the impact on the economy. Such a climate may create a favorable environment for mortgages over the next six months.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The LMI and the LUSMI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). Lipper indexes are an average of the total returns of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Semi-Annual Report--Commentary

Fund Manager:	Jason D. Weiner, CFA
Investment Experience:	13 years
Education:	B.S. degree, Marquette University
Analysts:	Blane D. Dexheimer, CFA and Andrew M. Reed

Marshall Intermediate Bond Fund

Fund Performance

For the semi-annual period ended February 28, 2003, the Fund provided a total return at net asset value of 4.35%.* In comparison, the Lehman Brothers Government/Credit Intermediate Index (LGCI) returned 4.97% while the Lipper Short/Intermediate Investment Grade Bond Funds Index (LSIBF) returned 4.13%.**

Factors Affecting Performance

Fixed income investors enjoyed solid portfolio returns as interest rates fell to historically low levels and corporate bonds staged an impressive rally that began in early October. Investors sought the relative safety of U.S. Treasuries during a difficult market environment caused by continued geopolitical and economic uncertainties. At the same time, investors discovered value in the battered corporate bond as an alternative to the low yields available for Treasury securities. This robust rally for corporate bonds offset some of the disastrous performance that the market posted through the first three-quarters of 2002.

Economic uncertainty, uninspiring fundamentals, geopolitical threats, and corporate governance issues caused unprecedented volatility that permeated the corporate bond marketplace throughout the year. This volatility caused corporate yields to increase to historically wide levels. We viewed this situation as an opportunity to capitalize on market weakness to add to our corporate bond allocation. We tactically added exposure to attractive industries whose debt was impacted by the carnage in the corporate bond market. In addition, we believed that accommodative monetary and fiscal policy, moderate growth in earnings, continued de-leveraging, improved liquidity, and low supply would provide the impetus for corporate bonds to outperform. Thus, the Fund captured the significant rally for corporate bonds, which lead to good relative returns over the last six months.

Looking Ahead

We expect the economy will gain traction in the second half of 2003 as the uncertainty currently infecting the markets will abate and should support corporate and mortgage bond valuations. We especially believe corporate bonds offer compelling total return potential but our enthusiasm is tempered by today's arduous market conditions. We will look to opportunistically add to our corporate bond allocation, particularly those rated BBB, in anticipation of an Iraqi resolution and a sustainable economic recovery. In the near term, prudence is warranted given the looming geopolitical dangers and a sluggish global economy. This type of environment requires a disciplined, well-diversified portfolio approach focusing on high quality sectors such as mortgage, asset-backed, and agency securities to complement our conservative corporate bond allocation. We are positioning the portfolio for an economic recovery in the next twelve months; a recovery that we anticipate will be gradual.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The LGCI and the LSIBF are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Semi-Annual Report--Commentary

Fund Manager:	Richard M. Rokus, CFA
Investment Experience:	10 years
Education:	B.B.A. degree, University of Wisconsin-Whitewater
Analyst:	Blane D. Dexheimer, CFA

Marshall Short-Term Income Fund

Fund Performance

The Fund returned 2.43% at net asset value for the last six months.* This compares with the Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML13) return of 2.67% and the Lipper Short-Term Investment Grade Bond Fund Index (LSTIBI) return of 2.53%.**

Factors Affecting Performance

As of the end of February, the Fund had a maturity of approximately 2 years. The Fund outperformed the index due to a combination of security selection and maturity management. Short-term interest rates finished the period lower by as much as 50 basis points. Bonds have rallied steadily since the beginning of the year. Fears over a pending war with Iraq and a heightened sensitivity to the terrorism threat have caused a flight to quality. Added to this mix is the concern over the possibility of disinflation. Disinflation is the phenomenon of widespread declining prices. This causes economic hardship for many sectors of the market from real estate to the corporate debt markets. The Federal Reserve Board lowered rates by 50 basis points to 1.25% in November as an insurance policy against both further deterioration in the economy and prospects for disinflation.

The corporate sector saw beginning of a recovery in November. In retrospect, the watershed event was the announced merger between HSBC and Household International. Bond spreads on Household had deteriorated to junk levels over the first 10 months of the year. After the announced merger, they tightened significantly, causing losses to those participants who had shorted their bonds. With this single event began a widespread tightening in corporate bond spreads. Spreads have returned to what some would call more realistic levels, future performance will have to be driven by fundamental balance sheet improvement.

Looking Ahead

Looking out over the next year we are looking for rates to move slightly higher. For the economy to strengthen, we must see some clarity around the larger issues of war and terrorism. While we believe rates will move higher in response to a stronger economy there still remains the possibility of shocks due to both terrorist attacks and uncertain corporate and consumer spending. As a result we plan at this juncture to keep the interest rate sensitivity close to that of the index and overweight corporates, mortgages, and asset backed securities to add yield.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The ML13 and the LSTIBI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Semi-Annual Report--Commentary

Fund Manager:	Richard M. Rokus, CFA
Investment Experience:	10 years
Education:	B.B.A. degree, University of Wisconsin-Whitewater
Analyst:	Blane D. Dexheimer, CFA

Marshall Money Market Fund

Fund Performance

For the six months ended February 28, 2003, the Fund provided a total return of 0.48%.* In comparison, the iMoneyNet, Inc. Money Fund Report Averages™ (MFRA) returned 0.50%, while the Lipper Money Market Funds Index (LMMFI) returned 0.11%.** As of February 28, 2003, the Fund's 7-day net yield was 0.67%.***

Factors Affecting Performance

The most significant factor affecting the level of the Fund's yield was the change in interest rates by the Federal Reserve Board (the "Fed"). As the Fed controls short-term interest rates, the decision to cut rates from 1.75% to 1.25% had a direct effect on our rates. The Fed's action was done to head off any chance of a disinflationary spiral, similar to what has occurred in Japan over the last several years. While high levels of inflation are devestating to the economy, it seems the ramifications from a widespread decline in prices (disinflation) may be equally as dangerous. While most economists do not think the economy will slip back into a recession, they do believe any growth over the next year will be low, in the 1.0-2.5% range.

The Fund outperformed its competitive benchmarks primarily due to the greater use of floating rate notes and the Fund's lower expense ratio. The first element has been a successful part of our investment strategy, which we remain comfortable with in the current rate environment. The second element relates to our ability to increase the amount of assets managed in the Fund, which results in a significantly lower expense ratio than the average money market fund.

Looking Ahead

The current economic picture is clouded by geopolitical concerns. War with Iraq combined with increased sensitivity to terrorism concerns have combined to restrain both consumer and business spending. However, lower rates have allowed Americans to refinance their home mortgage at rates most of us cannot remember. Refinancing activity will put extra money in the pocket of consumers. At this point, a sustained economic expansion can only be envisioned once the larger safety concerns have resolved. Once that occurs, we believe the economy will expand both strongly and steadily. If the economy regains its footing, the Fed will no longer be expected to lower the federal funds target rate, which would stabilize money market rates.

* Past performance is no guarantee of future results. Yields may vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

** Money Fund Report™, a service of iMoney Net, Inc. (formerly IBC Financial Data), publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication reports monthly and year-to-date investments results for the same money funds. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

*** The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

February 28, 2003 (unaudited)

Portfolio of Investments

Equity Income Fund

Description	Shares	Value
Common Stocks -- 97.1%
Consumer Discretionary -- 4.0%
Advertising -- 0.3%
Interpublic Group Cos., Inc.	85,000	$820,250

Auto Parts & Equipment -- 0.2%
Delphi Corp.	94,200	728,166

Automobile Manufacturers -- 0.8%
Ford Motor Co.	95,554	795,009
General Motors Corp.	47,100	1,590,567

		2,385,576

Department Stores -- 0.8%
May Department Stores Co.	36,700	720,054
Sears, Roebuck & Co.	72,700	1,583,406

		2,303,460

Household Appliances -- 0.8%
Maytag Corp.	53,000	1,277,300
Stanley Works	39,900	1,029,819

		2,307,119

Leisure Products -- 0.4%
Brunswick Corp.	64,000	1,209,600

Photographic Products -- 0.5%
Eastman Kodak Co.	53,500	1,583,600

Publishing -- 0.2%
McGraw-Hill Cos., Inc.	13,500	759,240

Total Consumer Discretionary		12,097,011

Consumer Staples -- 12.0%
Brewers -- 0.2%
Anheuser-Busch Cos., Inc.	14,600	678,900

Food Distributors -- 0.3%
SUPERVALU, Inc.	75,000	1,044,000

Household Products -- 4.4%
Kimberly-Clark Corp.	111,600	5,114,628
Procter & Gamble Co.	103,000	8,431,580

		13,546,208

Packaged Foods/Meats -- 1.5%
Campbell Soup Co.	79,400	1,646,756
General Mills, Inc.(1)	17,700	758,799
Heinz (H.J.) Co.	66,600	2,044,620

		4,450,175

Personal Products -- 1.3%
Gillette Co.	132,300	3,994,137

Retail-Foods -- 0.2%
Albertson's, Inc.	30,500	574,315

Soft Drinks -- 2.0%
Coca-Cola Co.	154,000	6,193,880

Description	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
Tobacco -- 2.1%
Altria Group, Inc.	164,500	$6,357,925

Total Consumer Staples		36,839,540

Energy -- 9.3%
Oil & Gas Equipment/Services -- 0.6%
Schlumberger Ltd.	44,300	1,843,323

Oil & Gas Integrated -- 8.4%
Amerada-Hess Corp.	16,000	712,480
ChevronTexaco Corp.	83,934	5,386,045
ConocoPhillips	55,094	2,793,266
Exxon Mobil Corp.	455,152	15,484,271
Occidental Petroleum Corp.	42,600	1,273,740

		25,649,802

Oil & Gas Refining/Marketing -- 0.3%
Ashland, Inc.	38,000	1,056,780

Total Energy		28,549,905

Financials -- 27.0%
Banks -- 13.7%
Amsouth Bancorporation	29,300	603,580
Bank of America Corp.	122,600	8,488,824
Bank of New York Co., Inc.	116,300	2,649,314
Bank One Corp.	77,400	2,788,722
BB&T Corp.(1)	16,000	525,280
Comerica, Inc.	32,300	1,323,654
FleetBoston Financial Corp.	63,820	1,567,419
Mellon Financial Corp.	61,100	1,375,361
National City Corp.	74,900	2,068,738
PNC Financial Services Group, Inc.	32,500	1,460,225
Regions Financial Corp.	31,400	1,016,732
SouthTrust Corp.	21,300	574,887
SunTrust Banks, Inc.	34,000	1,912,500
Synovus Financial Corp.	43,300	833,525
U.S. Bancorp	165,500	3,462,260
Wachovia Corp.	72,800	2,582,944
Washington Mutual, Inc.	77,800	2,686,434
Wells Fargo & Co.	132,700	6,017,945

		41,938,344

Consumer Finance -- 0.4%
Household International, Inc.	44,300	1,237,299

Diversified Financial Services -- 8.9%
Citigroup, Inc.	317,238	10,576,715
Fannie Mae	93,000	5,961,300
Freddie Mac	30,000	1,639,500
J.P. Morgan Chase & Co., Inc.	145,150	3,292,002
Merrill Lynch & Co., Inc.	59,600	2,031,168
Morgan Stanley Dean Witter & Co.	102,800	3,788,180

		27,288,865

Description	Shares	Value
Common Stocks (continued)
Financials (continued)
Insurance-Brokers -- 0.8%
Marsh & McLennan Cos., Inc.	60,800	$2,474,560

Insurance-Life/Health -- 1.1%
Jefferson-Pilot Corp.	33,200	1,251,640
Lincoln National Corp.	50,600	1,433,498
UNUM Provident Corp.	50,500	656,500

		3,341,638

Insurance-Multi-line -- 0.5%
Hartford Financial Services Group, Inc.	43,600	1,575,268

Insurance-Property/Casualty -- 1.0%
Ace, Ltd.	32,400	897,804
Allstate Corp.	63,000	1,992,690

		2,890,494

Real Estate Investment Trust -- 0.6%
Equity Office Properties Trust	79,000	1,937,870

Total Financials		82,684,338

Healthcare -- 15.2%
Healthcare Equipment -- 0.4%
Baxter International, Inc.	47,000	1,334,330

Pharmaceuticals -- 14.8%
Abbott Laboratories	117,450	4,183,569
Bristol-Myers Squibb Co.	267,600	6,235,080
Lilly (Eli) & Co.	89,150	5,042,324
Merck & Co., Inc.	178,700	9,426,425
Pfizer, Inc.(1)	383,900	11,447,898
Schering Plough Corp.	251,700	4,535,634
Wyeth	127,700	4,501,425

		45,372,355

Total Healthcare		46,706,685

Industrials -- 13.6%
Aerospace/Defense -- 4.4%
Boeing Co.	91,400	2,518,984
General Dynamics Corp.	29,900	1,771,874
Goodrich Corp.	66,300	1,019,031
Honeywell International, Inc.	113,200	2,591,148
Northrop Grumman Corp.	22,000	1,907,400
Raytheon Co.(1)	54,000	1,462,320
United Technologies Corp.	40,600	2,378,348

		13,649,105

Air Freight & Logistics -- 0.2%
Ryder Systems, Inc.	28,400	644,396

Commercial Printing -- 0.3%
Donnelley (R.R.) & Sons Co.	55,500	1,013,430

Electrical Components -- 0.9%
Emerson Electric Co.	57,100	2,687,697

Description	Shares	Value
Common Stocks (continued)
Industrials (continued)
Industrial Conglomerates -- 6.0%
3M Co.	24,600	$3,084,102
General Electric Co.	640,000	15,392,000

		18,476,102

Machinery Construction/Farm -- 0.3%
Caterpillar, Inc.	19,200	902,400

Machinery Industrial -- 0.7%
Dover Corp.(1)	51,500	1,314,280
Eaton Corp.	10,700	759,165

		2,073,445

Railroads -- 0.3%
Burlington Northern Santa Fe	40,300	1,007,500

Services Diversified/Commercial -- 0.2%
Deluxe Corp.	12,000	483,600

Services-Office/Supplies -- 0.3%
Pitney Bowes, Inc.	25,500	791,520

Total Industrials		41,729,195

Information Technology -- 1.4%
Computer Hardware -- 1.1%
Hewlett-Packard Co.	220,400	3,493,340

IT Consulting & Services -- 0.3%
Electronic Data Systems Corp.	50,000	778,500

Total Information Technology		4,271,840

Materials -- 4.0%
Aluminum -- 0.5%
Alcoa, Inc.	78,100	1,601,050

Chemicals Diversified -- 1.8%
Dow Chemical Co.	82,608	2,255,198
Du Pont (E.I.) de Nemours & Co.	90,700	3,325,969

		5,581,167

Construction Materials -- 0.3%
Vulcan Materials Co.	26,800	849,560

Industrial Gases -- 0.5%
Air Products & Chemicals, Inc.	40,400	1,565,904

Paper Products -- 0.9%
Georgia-Pacific Corp.	40,900	613,909
International Paper Co.	28,900	1,012,367
MeadWestvaco Corp.	44,000	1,020,360

		2,646,636

Total Materials		12,244,317

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Telecommunications Services -- 6.4%
Integrated Telecommunication Services -- 6.4%
AT&T Corp.	30,000	$556,200
Alltel Corp.	21,000	911,820
BellSouth Corp.	149,300	3,235,331
SBC Communications, Inc.	314,332	6,538,106
Verizon Communications, Inc.(1)	237,590	8,215,862

Total Telecommunications Services		19,457,319

Utilities -- 4.2%
Electric Utilities -- 3.6%
American Electric Power Co., Inc.	37,200	810,216
Consolidated Edison Co.	15,500	604,500
Dominion Resources, Inc.	22,500	1,212,750
Exelon Corp.	28,300	1,390,945
FPL Group, Inc.	28,400	1,590,684
FirstEnergy Corp.	61,100	1,802,450
Pinnacle West Capital Corp.	39,900	1,218,546
Progress Energy, Inc.	41,500	1,614,350
TECO Energy, Inc.	70,000	775,600

		11,020,041

Multi-Utilities -- 0.6%
Duke Energy Corp.	132,300	1,787,373

Total Utilities		12,807,414

Total Common Stocks (identified cost $310,902,878)		297,387,564

U.S. Treasury Bill -- 0.2%(2)
4/10/2003 (identified cost $399,493)	$400,000	399,513

Total Investment in Securities (identified cost $311,302,371)		297,787,077

Repurchase Agreement -- 1.5%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320% dated 2/28/2003, to be repurchased at $4,635,795 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 5/14/2004 (at amortized cost)	4,635,285	4,635,285

Total Investments (identified cost $315,937,656) -- 98.8%		302,422,362

Other Net Assets and Liabilities -- 1.2%		3,793,959

Total Net Assets -- 100.0%		$306,216,321

Large-Cap Growth & Income Fund

Description	Shares	Value
Common Stocks -- 98.5%
Consumer Discretionary -- 10.9%
Department Stores -- 1.3%
Kohl's Corp.(3)	58,500	$2,860,650

Footwear -- 1.0%
Nike, Inc., Class B	50,000	2,318,500

General Merchandise -- 2.9%
Wal-Mart Stores, Inc.	135,930	6,532,796

Movies & Entertainment -- 2.6%
AOL Time Warner, Inc.(3)	130,250	1,474,430
Viacom, Inc., Class B(1)(3)	45,500	1,689,415
Walt Disney Co.	152,816	2,607,041

		5,770,886

Retail-Computer & Electronics -- 0.9%
RadioShack Corp.	106,000	2,081,840

Retail-Home Improvement -- 1.7%
Lowe's Cos., Inc.	99,500	3,910,350

Specialty Stores -- 0.5%
Office Depot, Inc.(3)	90,000	1,056,600

Total Consumer Discretionary		24,531,622

Consumer Staples -- 7.9%
Brewers -- 1.0%
Anheuser-Busch Cos., Inc.	49,000	2,278,500

Household Products -- 1.3%
Procter & Gamble Co.	36,830	3,014,904

Personal Products -- 2.7%
Estee Lauder Cos., Inc., Class A	107,820	3,024,351
Gillette Co.	100,000	3,019,000

		6,043,351

Soft Drinks -- 1.8%
Coca-Cola Co.	100,114	4,026,585

Tobacco -- 1.1%
Altria Group, Inc.	64,500	2,492,925

Total Consumer Staples		17,856,265

Energy -- 8.1%
Oil & Gas-Drilling -- 0.5%
Noble Corp.(1)(3)	28,350	1,029,105

Oil & Gas-Equipment & Services -- 0.4%
Baker Hughes, Inc.	31,870	988,607

Oil & Gas Exploration & Production -- 2.3%
Anadarko Petroleum Corp.(1)	51,500	2,373,120
Burlington Resources, Inc.	20,000	927,000

Description	Shares	Value
Common Stocks (continued)
Energy (continued)
Oil & Gas Exploration & Production (continued)
EOG Resources, Inc.(1)	45,100	$1,862,630

		5,162,750

Oil & Gas-Integrated -- 4.9%
BP PLC, ADR	53,000	2,019,830
ConocoPhillips	44,660	2,264,262
Exxon Mobil Corp.	200,342	6,815,635

		11,099,727

Total Energy		18,280,189

Financials -- 19.4%
Banks -- 6.2%
Bank of America Corp.	63,600	4,403,664
Bank of New York Co., Inc.	123,740	2,818,797
Comerica, Inc.	55,600	2,278,488
Wells Fargo & Co.	98,780	4,479,673

		13,980,622

Consumer Finance -- 0.5%
Capital One Financial Corp.(1)	34,350	1,063,820

Diversified Financial Services -- 9.5%
American Express Co.	157,660	5,294,223
Citigroup, Inc.	162,023	5,401,847
Federal Home Loan Mortgage Corp.	55,490	3,032,529
Goldman Sachs Group, Inc.	79,500	5,521,275
Morgan Stanley	56,000	2,063,600

		21,313,474

Insurance-Multi-Line -- 1.6%
American International Group, Inc.	74,424	3,668,359

Insurance-Property & Casualty -- 1.6%
MGIC Investment Corp.	92,620	3,654,785

Total Financials		43,681,060

Healthcare -- 15.1%
Healthcare-Equipment -- 1.2%
Guidant Corp.(1)	77,600	2,774,976

Healthcare-Facility -- 3.2%
HCA-The Healthcare Corp.	173,500	7,155,140

Pharmaceuticals -- 10.7%
Abbott Laboratories	48,900	1,741,818
Johnson & Johnson	70,370	3,690,907
Lilly (Eli) & Co.	35,000	1,979,600
Merck & Co., Inc.	54,470	2,873,292
Pfizer, Inc.(1)	199,310	5,943,424
Pharmacia Corp.	153,570	6,345,512
Wyeth	42,140	1,485,435

		24,059,988

Total Healthcare		33,990,104

Description	Shares	Value
Common Stocks (continued)
Industrials -- 13.2%
Aerospace & Defense -- 3.2%
Boeing Co.	106,000	$2,921,360
Northrop Grumman Corp.	50,000	4,335,000

		7,256,360

Machinery Construction & Farm -- 0.6%
Caterpillar, Inc.	30,000	1,410,000

Industrial Conglomerates -- 7.0%
3M Co.(1)(3)	49,500	6,205,815
General Electric Co.	400,010	9,620,240

		15,826,055

Machinery Industrial -- 2.4%
Parker-Hannifin Corp.(1)	132,500	5,341,075

Total Industrials		29,833,490

Information Technology -- 13.2%
Computer Hardware -- 2.4%
International Business Machines Corp.	69,940	5,451,823

Exchange Traded Funds -- 1.9%
Technology Select Sector SPDR Fund(1)	300,000	4,356,000

Networking Equipment -- 1.2%
Cisco Systems, Inc.(3)	196,600	2,748,468

Semiconductors -- 2.0%
Intel Corp.	253,500	4,372,875

Semiconductor Equipment -- 0.4%
Applied Materials, Inc.(3)	60,000	778,800

Systems Software -- 5.3%
BMC Software, Inc.(3)	171,650	3,330,010
Microsoft Corp.(3)	365,940	8,672,778

		12,002,788

Total Information Technology		29,710,754

Materials -- 5.2%
Aluminum -- 1.5%
Alcoa, Inc.	159,100	3,261,550

Industrial Gases -- 1.4%
Praxair, Inc.(1)	60,000	3,171,000

Forest Products -- 2.3%
Weyerhaeuser Co.(1)	106,000	5,284,100

Total Materials		11,716,650

Description	Shares or Princpal Amount	Value
Common Stocks (continued)
Telecommunication Services -- 3.6%
Integrated Telecommunication Services -- 2.6%
BellSouth Corp.	53,000	$1,148,510
SBC Communications, Inc.	80,000	1,664,000
Verizon Communications, Inc.	84,500	2,922,010

		5,734,520

Wireless Telecom Services -- 1.0%
AT&T Wireless Services, Inc.(3)	370,000	2,186,700

Total Telecommunication Services		7,921,220

Utilities -- 1.9%
Exchange Traded Funds -- 1.9%
Amex Utilities Select Index	240,000	4,260,000

Total Common Stocks (identified cost $202,205,925)		221,781,354

Repurchase Agreement -- 1.4%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320%, dated 2/28/2003, to be repurchased at $3,208,141 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 12/15/2005 (at amortized cost)	$3,207,788	3,207,788

Total Investments (identified cost $205,413,713) -- 99.9%		224,989,142

Other Net Assets and Liabilities -- 0.1%		301,544

Total Net Assets -- 100.0%		$225,290,686

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks -- 97.3%
Consumer Discretionary -- 6.7%
Auto Parts & Equipment -- 0.9%
Johnson Controls, Inc.	25,000	$1,949,000

HomeBuilding -- 1.3%
Centex Corp.(1)	50,000	2,764,000

Housewares & Specialties -- 0.7%
Newell Rubbermaid, Inc.	50,000	1,410,000

Description	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Leisure Products -- 3.8%
Brunswick Corp.	225,000	$4,252,500
Mattel, Inc.	166,100	3,541,252

		7,793,752

Total Consumer Discretionary		13,916,752

Consumer Staples -- 6.3%
Food Distributors -- 1.0%
SUPERVALU, Inc.	153,500	2,136,720

Packaged Foods & Meats -- 1.1%
Smithfield Foods, Inc.(3)	120,300	2,229,159

Retail-Drugs -- 2.4%
CVS Corp.	200,000	4,980,000

Retail-Food -- 1.8%
Kroger Co.(3)	280,000	3,701,600

Total Consumer Staples		13,047,479

Energy -- 7.5%
Oil & Gas Drilling -- 1.9%
Noble Corp.(3)	110,000	3,993,000

Oil Gas-Equipment/ Services -- 1.3%
Cooper Cameron Corp.(3)	50,000	2,600,000

Oil & Gas Exploration & Products -- 4.3%
Burlington Resources, Inc.	100,000	4,635,000
Noble Energy, Inc.	120,000	4,236,000

		8,871,000

Total Energy		15,464,000

Financials -- 12.8%
Banks -- 1.2%
Associated Banc Corp.(1)	74,650	2,582,144

Consumer Finance -- 2.5%
Countrywide Financial Corp.	95,000	5,072,050

Insurance-Life & Health -- 1.3%
Jefferson-Pilot Corp.	70,000	2,639,000

Insurance-Property & Casualty -- 5.9%
ACE Ltd.	107,000	2,964,970
MGIC Investment Corp.(1)	115,000	4,537,900
SAFECO Corp.	145,000	4,767,600

		12,270,470

Reinsurance -- 1.9%
PartnerRe Ltd.	78,400	3,908,240

Total Financials		26,471,904

Healthcare -- 8.6%
Biotechnology -- 1.8%
Invitrogen Corp.(1)(3)	120,000	3,724,800

Description	Shares	Value
Common Stocks (continued)
Healthcare (continued)
Healthcare-Distribution Services -- 0.6%
Renal Care Group, Inc.(3)	45,000	$1,317,150

Healthcare-Equipment -- 2.2%
Guidant Corp.(3)	130,000	4,648,800

Healthcare-Facility -- 1.7%
Manor Care, Inc.(3)	185,200	3,394,716

Healthcare-Supplies -- 2.3%
Bausch & Lomb, Inc.	153,000	4,712,400

Total Healthcare		17,797,866

Industrials -- 24.3%
Aerospace & Defense -- 1.5%
Northrop Grumman Corp.	35,000	3,034,500

Commercial Printing -- 1.4%
Donnelley (R.R.) & Sons Co.	158,600	2,896,036

Construction & Engineering -- 2.0%
Fluor Corp.(1)	145,000	4,093,350

Electrical Components -- 3.8%
Hubbell, Inc., Class B	143,700	4,420,212
Rockwell Automation, Inc.(1)	150,000	3,451,500

		7,871,712

Machinery Industrial -- 2.0%
SPX Corp.(3)	114,000	4,147,320

Rail Roads -- 2.0%
CSX Corp.	153,000	4,109,580

Services-Data Processing -- 3.1%
Convergys Corp.(3)	305,600	3,758,880
Global Payments, Inc.(1)	97,200	2,715,768

		6,474,648

Services-Diversified Commercials -- 3.2%
Viad Corp.	187,000	3,908,300
Watson Wyatt & Co. Holdings(3)	138,500	2,657,815

		6,566,115

Services-Employment -- 1.6%
Manpower, Inc.(1)	113,100	3,434,847

Services-Environmental -- 2.0%
Republic Services, Inc.(3)	220,000	4,195,400

Trucking -- 1.7%
Swift Transportation Co.(3)	225,000	3,595,500

Total Industrials		50,419,008

Description	Shares	Value
Common Stocks (continued)
Information Technology -- 12.3%
Computer Storage & Peripheral -- 1.5%
Electronics for Imaging, Inc.(3)	190,000	$3,152,100

IT Consulting & Services -- 4.8%
American Management System, Inc.(3)	324,400	3,438,640
Computer Sciences Corp.(3)	110,000	3,438,600
Keane, Inc.(1)(3)	385,000	3,083,850

		9,961,090

Office Electronics -- 2.1%
IKON Office Solutions, Inc.	610,000	4,276,100

Semiconductors Equipment -- 1.1%
Teradyne, Inc.(1)(3)	205,000	2,375,950

Systems Software -- 1.9%
BMC Software, Inc.(3)	200,000	3,880,000

Telecommunications Equipment -- 0.9%
CommScope, Inc.(3)	225,000	1,764,000

Total Information Technology		25,409,240

Materials -- 10.3%
Construction Materials -- 1.6%
Martin Marietta Materials	117,100	3,229,618

Chemicals & Specialty -- 1.4%
H.B. Fuller Co.	130,400	2,875,320

Diversified Metal & Mining -- 2.0%
Arch Coal, Inc.(1)	207,800	4,135,220

Steel -- 2.3%
Nucor Corp.(1)	115,000	4,784,000

Paper Products -- 1.8%
Bowater, Inc.	100,000	3,795,000

Paper Packaging -- 1.2%
Packaging Corp. of America(3)	145,200	2,504,700

Total Materials		21,323,858

Telecommunication Services -- 3.1%
Integrated Telecommunication Services -- 3.1%
ALLTEL Corp.	58,000	2,518,360
Citizens Communications Co., Class B(1)(3)	400,000	3,924,000

Total Telecommunication Services		6,442,360

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Utilities -- 5.4%
Electric Utilities -- 5.4%
ALLETE Inc.	210,000	$4,069,800
Cinergy Corp.(1)	80,000	2,578,400
TECO Energy, Inc.(1)	185,000	2,049,800
Xcel Energy, Inc.	230,000	2,550,700

Total Utilities		11,248,700

Total Common Stocks (identified cost $208,189,018)		201,541,167

Repurchase Agreement -- 2.6%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320% dated 2/28/2003, to be repurchased at $5,487,903 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 5/14/2004 (at amortized cost)	$5,487,299	5,487,299

Total Investments (identified cost $213,676,317) -- 99.9%		207,028,466

Other Net Assets and Liabilities -- 0.1%		216,318

Total Net Assets -- 100.0%		$207,244,784

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks -- 89.1%
Consumer Discretionary -- 25.1%
Advertising -- 2.0%
Lamar Advertising Co.(3)	120,000	$3,764,400

Broadcasting & Cable -- 8.8%
Cox Radio, Inc., Class A(3)	183,500	3,926,900
Liberty Media Corp., Class A(3)	364,000	3,345,160
Mediacom Communications Corp.(1)(3)	475,000	3,985,250
Radio One, Inc., Class D(1)(3)	385,000	5,289,900

		16,547,210

Leisure Facilities -- 1.8%
Six Flags, Inc.(3)	635,000	3,429,000

Leisure Products -- 3.2%
Brunswick Corp.	320,000	6,048,000

Restaurants -- 0.1%
Landry's Restaurants, Inc.	8,300	136,120

Retail-Apparel -- 3.1%
Stage Stores, Inc.(1)(3)	303,700	5,703,486

Description	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Retail-Internet -- 2.1%
USA Interactive(1)(3)	160,000	$3,924,800

Specialty Stores -- 4.0%
Advance Auto Parts, Inc.(3)	115,000	4,487,300
Staples, Inc.(3)	170,000	2,942,700

		7,430,000

Total Consumer Discretionary		46,983,016

Consumer Staples -- 1.6%
Food Distributors -- 1.0%
Performance Food Group Co.(1)(3)	60,000	1,889,400

Soft Drink -- 0.6%
Cott Corp.(1)(3)	60,000	1,017,000

Total Consumer Staples		2,906,400

Energy -- 9.4%
Oil & Gas Drilling -- 5.4%
Nabors Industries Ltd.(1)(3)	100,000	3,965,000
Noble Corp.(1)(3)	100,000	3,630,000
Pride International, Inc.(1)(3)	170,000	2,465,000

		10,060,000

Oil & Gas Equipment & Services -- 0.9%
BJ Services Co.(1)(3)	50,000	1,718,500

Oil & Gas Exploration & Production -- 3.1%
Noble Energy, Inc.	100,000	3,530,000
Ocean Energy, Inc.	110,000	2,207,700

		5,737,700

Total Energy		17,516,200

Financials -- 8.1%
Reinsurance -- 3.6%
PartnerRe Ltd.(1)	135,000	6,729,750

Insurance-Life & Health -- 1.4%
Lincoln National Corp.	95,000	2,691,350

Insurance-Property & Casualty -- 3.1%
MGIC Investment Corp.	80,000	3,156,800
Old Republic International Corp.	95,000	2,593,500

		5,750,300

Total Financials		15,171,400

Healthcare -- 23.4%
Biotechnology -- 1.4%
Gilead Sciences, Inc.(1)(3)	75,000	2,550,000

Description	Shares	Value
Common Stocks (continued)
Healthcare (continued)
Healthcare-Distribution Services -- 10.8%
AdvancePCS(1)(3)	115,000	$3,214,250
AmerisourceBergen Corp.(1)(3)	60,000	3,300,000
Covance, Inc.(3)	80,000	1,884,000
Omnicare, Inc.	100,000	2,528,000
Pediatrix Medical Group, Inc.(1)(3)	45,000	1,271,250
Pharmaceutical Product Development, Inc.(3)	80,000	2,509,600
Priority Healthcare Corp., Class B(3)	130,000	2,940,600
Quest Diagnostic, Inc.(1)(3)	50,000	2,638,000

		20,285,700

Healthcare Equipment -- 1.5%
St. Jude Medical, Inc.(1)(3)	60,000	2,740,800

Healthcare-Facility -- 1.4%
United Surgical Partners International, Inc.(1)(3)	75,000	1,377,000
Universal Health Services, Inc., Class B(3)	35,000	1,359,400

		2,736,400

Healthcare-Managed Care -- 1.6%
Caremark Rx, Inc.(3)	175,000	3,055,500

Pharmaceuticals -- 6.7%
Allergan, Inc.(1)	45,000	2,889,000
Barr Laboratories, Inc.(3)	35,000	2,726,850
Biovail Corp.(1)(3)	105,000	3,906,000
NPS Pharmaceuticals, Inc.(1)(3)	50,000	868,000
Teva Pharmaceutical Industries Ltd., ADR(1)	55,000	2,077,900

		12,467,750

Total Healthcare		43,836,150

Industrials -- 5.9%
Airfreight & Logistics -- 0.8%
Expeditors International Washington, Inc.(1)	45,000	1,538,550

Electrical Components -- 0.6%
Rockwell Automation, Inc.(1)	50,000	1,150,500

Machinery Industrial -- 2.1%
ITT Industries, Inc.	30,000	1,686,900
SPX Corp.	60,000	2,182,800

		3,869,700

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Industrials (continued)
Services-Data Processing -- 1.3%
Bisys Group, Inc.(3)	100,000	$1,564,000
Global Payments, Inc.(1)	30,000	838,200

		2,402,200

Services-Diversified & Commercial -- 1.1%
Iron Mountain, Inc.(1)(3)	60,000	2,112,000

Total Industrials		11,072,950

Information Technology -- 15.6%
Electronic Equipment & Instrument -- 1.2%
Molex, Inc., Class A(1)	125,000	2,375,000

Internet Software & Services -- 2.4%
PEC Solutions, Inc.(3)	260,000	4,456,400

IT Consulting & Services -- 4.1%
Acxiom Corp.(1)(3)	135,000	2,060,100
Affiliated Computer Services, Inc., Class A(1)(3)	60,000	2,689,800
BearingPoint, Inc.(3)	150,000	984,000
Titan Corp.(3)	250,000	1,987,500

		7,721,400

Semiconductors -- 4.0%
Intersil Corp., Class A(3)	355,000	5,555,750
Skyworks Solutions, Inc.(1)(3)	275,000	1,919,500

		7,475,250

Semiconductors Equipment -- 3.9%
ATMI, Inc.(1)(3)	115,000	2,162,000
Entegris, Inc.(1)(3)	290,000	3,291,500
MKS Instruments, Inc.(1)(3)	135,000	1,788,750

		7,242,250

Total Information Technology		29,270,300

Total Common Stocks (identified cost $186,964,755)		166,756,416

Repurchase Agreement -- 10.7%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320%, dated 2/28/2003, to be repurchased at $20,105,790 on 3/3/2003, collateralized by U.S. Government Agency Obligations with various maturities to 1/15/2028 (at amortized cost)	$20,103,578	20,103,578

Total Investments (identified cost $207,068,333) -- 99.8%		186,859,994

Other Net Assets and Liabilities -- 0.2%		312,604

Total Net Assets -- 100.0%		$187,172,598

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks -- 95.7%
Consumer Discretionary -- 27.8%
Broadcasting & Cable -- 6.0%
Alliance Atlantis Communications, Inc., Class B(3)	265,000	$2,443,300
Spanish Broadcasting System, Inc., Class A(3)	300,000	1,827,000

		4,270,300

Casino & Gaming -- 2.2%
Ameristar Casinos, Inc.(3)	120,000	1,051,200
Pinnacle Entertainment, Inc.(3)	133,900	531,583

		1,582,783

Hotel/Resort/Cruise -- 7.3%
Intrawest Corp.	290,000	3,126,200
Orient-Express Hotels Ltd., Class A(1)(3)	225,000	2,103,750

		5,229,950

Restaurants -- 6.2%
Buca, Inc.(1)(3)	225,000	1,278,000
Landry's Restaurants, Inc.	125,000	2,050,000
Outback Steakhouse, Inc.(1)	35,000	1,127,000

		4,455,000

Retail-Apparel -- 1.6%
Abercrombie & Fitch Co., Class A(3)	40,000	1,100,000

Retail-Catalog -- 4.5%
Insight Enterprises, Inc.(1)(3)	425,000	3,238,500

Total Consumer Discretionary		19,876,533

Consumer Staples -- 3.0%
Personal Products -- 3.0%
Steiner Leisure Ltd.(3)	205,000	2,173,000

Energy -- 7.5%
Oil & Gas-Drilling--3.7%
Helmerich & Payne, Inc.(1)	30,000	825,000
National-Oilwell, Inc.(3)	40,000	900,000
Varco International, Inc.(3)	50,000	948,000

		2,673,000

Oil & Gas-Equipment/Services -- 3.8%
Cal Dive International, Inc.(3)	50,000	933,500
Horizon Offshore, Inc.(1)(3)	250,000	960,000
Lone Star Technologies, Inc.(1)(3)	45,000	824,400
		2,717,900

Total Energy		5,390,900

Financials -- 10.8%
Banks -- 9.1%
Cullen Frost Bankers, Inc.	60,000	1,869,600
City National Corp.	35,000	1,629,600

Description	Shares	Value
Common Stocks (continued)
Financials (continued)
Banks (continued)
Mercantile Bankshares Corp.	30,000	$1,107,000
Southwest Bancorp. of Texas, Inc.(1)(3)	60,000	1,897,200

		6,503,400

Insurance-Brokers -- 1.7%
Gallagher (Arthur J.) & Co.	50,000	1,223,500

Insurance-Property/Casualty -- 0.0%
Meadowbrook Insurance Group, Inc.(3)	10,000	22,600

Total Financials		7,749,500

Healthcare -- 18.1%
Biotechnology -- 5.8%
Celgene Corp.(3)	35,000	766,535
Cell Genesys, Inc.(1)(3)	40,000	317,600
Cephalon, Inc.(3)	6,000	288,900
CV Therapeutics, Inc.(1)(3)	20,000	352,800
Invitrogen Corp.(1)(3)	25,000	776,000
XOMA Ltd.(3)	450,000	1,624,500

		4,126,335

Healthcare-Distribution/Services -- 2.9%
Covance, Inc.(3)	30,000	706,500
Priority HealthCare Corp., Class B(3)	60,000	1,357,200

		2,063,700

Healthcare-Facility -- 7.8%
Amsurg Corp.(1)(3)	60,000	1,458,000
Community Health Systems, Inc.(1)(3)	90,000	1,687,500
HealthSouth Corp.(3)	300,000	1,074,000
Province Heathcare Co.(3)	200,000	1,332,000

		5,551,500

Healthcare-Supplies -- 1.6%
Cooper Companies, Inc.(1)	40,000	1,162,000

Total Healthcare		12,903,535

Industrials -- 1.1%
Aerospace/Defense -- 1.1%
Aeroflex, Inc.(3)	125,000	761,250

Information Technology -- 27.4%
Application Software -- 10.6%
Activision, Inc.(1)(3)	85,000	1,266,500
Business Objects SA, ADR(3)	60,000	1,032,000
FactSet Research Systems(1)	45,000	1,151,550
Quest Software, Inc.(3)	80,000	790,400
SERENA Software, Inc.(3)	50,000	750,000
THQ, Inc.(1)(3)	95,000	1,159,950
Take-Two Interactive Software, Inc.(1)(3)	70,000	1,463,700

		7,614,100

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Information Technology (continued)
Computer Storage/Peripherals -- 1.5%
Applied Films Corp.(3)	70,000	$1,052,800

Electronic Equipment/Instrument -- 1.4%
Planar Systems, Inc.(3)	65,000	1,014,000

IT Consulting & Services -- 2.5%
BearingPoint, Inc.(3)	110,000	721,600
ManTech International Corp., Class A(1)(3)	70,000	1,089,900

		1,811,500

Semiconductors -- 3.8%
ChipPAC, Inc.(3)	350,000	945,000
Integrated Device Technology, Inc.(3)	200,000	1,740,000

		2,685,000

Semiconductor Equipment -- 3.9%
Entegris, Inc.(3)	50,000	567,500
MKS Instruments, Inc.(1)(3)	90,000	1,192,500
Varian Semiconductor Equipment Associates, Inc.(1)(3)	40,000	1,030,000

		2,790,000

Telecommunication Equipment -- 3.7%
Polycom, Inc.(1)(3)	175,000	1,755,250
Powerwave Technologies, Inc.(3)	250,000	885,000

		2,640,250

Total Information Technology		19,607,650

Total Common Stocks (identified cost $72,858,086)		68,462,368

Repurchase Agreement -- 4.5%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320% dated 2/28/2003, to be repurchased at $3,223,448 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 12/15/2005	$3,223,093	3,223,093

Total Investments (identified cost $76,081,179) -- 100.2%		71,685,461

Other Net Assets and Liabilities -- (0.2)%		(164,120)

Total Net Assets -- 100.0%		$71,521,341

International Stock Fund

Description	Shares	Value
Common Stocks -- 98.5%
Australia -- 2.7%
National Australia Bank Ltd., Melbourne(1)	174,400	$3,063,661
News Corp. Ltd.	423,400	2,622,536
Qantas Airways	748,300	1,400,951

Total Australia		7,087,148

Brazil -- 2.8%
Banco Itau SA, ADR	31,200	683,592
Companhia Vale Do Rio Doce, ADR(3)	24,200	701,800
Companhia Vale Do Rio Doce, ADR	152,350	4,151,537
Unibanco Uniao de Bancos Brasileiros SA, ADR	153,100	1,737,685

Total Brazil		7,274,614

Canada -- 1.6%
Royal Bank of Canada, Montreal	108,200	4,226,591

Finland -- 1.9%
Nokia OYJ	122,400	1,636,069
Nokia OYJ, Class A, ADR	239,500	3,168,585

Total Finland		4,804,654

France -- 6.4%
L'Air Liquide SA	18,692	2,399,750
Societe Generale, Paris	46,500	2,496,208
Total Fina SA, Class B(1)	39,460	5,214,901
Vivendi Environment(1)	273,849	5,195,440
Vivendi Environment, Warrants(1)(3)	48,300	4,165
Wanadoo(1)(3)	276,700	1,383,967

Total France		16,694,431

Germany -- 5.5%
Adidas-Salomon AG	73,300	5,896,794
Deutsche Boerse AG	59,000	2,284,477
Fresenius Medical Care AG	973	41,125
SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung)	54,900	4,589,958
T-Online International AG(3)	228,800	1,418,151

Total Germany		14,230,505

Hong Kong -- 0.7%
Cathay Pacific Airways Ltd.	1,306,900	1,826,543

Ireland -- 3.1%
Bank of Ireland	599,900	6,628,286
Irish Life & Permanent PLC	136,400	1,337,994

Total Ireland		7,966,280

Israel -- 1.6%
Teva Pharmaceutical Industries Ltd., ADR	112,800	4,261,584

Description	Shares	Value
Common Stocks (continued)
Italy -- 5.0%
ENI SpA(1)	456,600	$6,777,482
Riunione Adriatica di Sicurta SpA(1)	211,000	2,595,175
Telecom Italia SpA	718,200	3,522,535

Total Italy		12,895,192

Japan -- 8.6%
Canon, Inc.	121,000	4,370,596
Millea Holdings, Inc.	408	2,826,646
Nomura Holdings, Inc.	265,700	3,124,164
NTT DoCoMo, Inc.	2,754	5,195,128
Ricoh Co. Ltd.(1)	171,900	2,597,076
Yahoo Japan Corp.(3)	156	2,692,044
Yamato Transport	108,900	1,381,804

Total Japan		22,187,458

Korea, Republic of -- 4.6%
Kookmin Bank	77,863	2,380,932
Kookmin Bank, ADR	9,274	283,042
POSCO, ADR	26,000	600,600
Samsung Electronics Co.	27,100	6,345,621
SK Telecom Co. Ltd., ADR	159,100	2,448,549

Total Korea, Republic of		12,058,744

Mexico -- 4.2%
America Movil, SA de CV, Class L, ADR	185,800	2,564,040
Fomento Economico Mexicano, SA de CV, ADR(3)	62,500	2,015,625
Grupo Financiero BBVA Bancomer, SA de CV, Class B(3)	4,318,000	3,258,720
Grupo Modelo, SA de CV, Class C	663,200	1,371,578
Wal-Mart de Mexico, SA de CV	802,700	1,792,596

Total Mexico		11,002,559

Netherlands -- 4.4%
AEGON NV(1)	323,000	3,464,369
Royal Dutch Petroleum Co.	70,500	2,792,833
TPG NV(1)	226,100	3,168,418
VNU (Verenigde Nederlandse Uitgeversbedrijven)(1)	87,400	1,922,883

Total Netherlands		11,348,503

Russia -- 2.6%
YUKOS, ADR	40,450	6,628,744

Singapore -- 1.1%
Venture Corp. Ltd.	368,800	2,844,680

South Africa -- 1.0%
Sappi Ltd.(1)	192,600	2,663,101

Spain -- 3.8%
Banco Bilbao Vizcaya Argentaria, SA	311,900	2,659,441
Banco Santander Central Hispano, SA	675,400	4,331,881
Telefonica, SA(3)	301,512	2,925,133

Total Spain		9,916,455

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Sweden -- 5.0%
Atlas Copco AB, Class A(1)	234,410	$4,976,770
Sandvik AB	164,800	3,818,719
Skandinaviska Enskilda Banken AB, Class A	320,000	2,841,785
Telefonaktiebolaget LM Ericsson(1)	1,944,900	1,269,651

Total Sweden		12,906,925

Switzerland -- 10.8%
Compagnie Financiere Richemont AG	124,600	2,017,163
Credit Suisse Group(1)	60,300	1,122,967
Nestle SA(1)	35,630	7,174,090
Novartis AG(1)	172,030	6,318,615
Swiss Re(1)	100,640	5,418,534
UBS AG(1)	144,690	6,072,103

Total Switzerland		28,123,472

United Kingdom -- 21.1%
ARM Holdings PLC(3)	2,655,800	2,215,239
BG Group PLC	346,600	1,335,060
BP Amoco PLC	680,200	4,281,993
British American Tobacco PLC	151,400	1,477,294
British Sky Broadcasting Group PLC(3)	135,500	1,340,275
Diageo PLC	448,200	4,443,874
EasyJet PLC(3)	611,200	1,827,622
Exel PLC	146,500	1,299,215
HSBC Holdings PLC	268,800	2,893,575
Kingfisher PLC	680,718	2,450,630
Pearson PLC	257,400	1,944,461
Reed Elsevier PLC	142,400	1,038,745
Rexam PLC	439,800	2,233,937
Rio Tinto PLC	128,200	2,592,630
Royal Bank of Scotland PLC, Edinburgh	231,900	5,302,928
Smith & Nephew PLC	877,700	5,055,645
Smiths Group PLC	255,600	2,429,669
Standard Chartered PLC	283,100	3,105,432
Vodafone Group PLC	3,397,521	6,082,231
WPP Group PLC	209,700	1,289,576

Total United Kingdom		54,640,031

Total Common Stocks (identified cost $270,457,110)		255,588,214

Repurchase Agreement -- 3.1%
Agreement with State Street Corp., 0.500% dated 2/28/2003, to be repurchased at $8,139,339 on 3/3/2003, collateralized by U.S. Treasury Obligations with various maturities to 2/15/2020 (at amortized cost)	$8,139,000	8,139,000

Total Investments (identified cost $278,596,110) -- 101.6%		263,727,214

Other Net Assets and Liabilities -- (1.6)%		(4,209,154)

Total Net Assets -- 100.0%		$259,518,060

Industry	Industry Diversification Market Value	% of net assets
Air Freight & Couriers	$4,508,641	1.7%
Banks	49,830,109	19.2
Beverages & Foods	15,005,167	5.8
Containers & Metal/Glass	2,233,937	0.9
Domestic & International Oil	18,918,471	7.3
Electronics	9,190,301	3.5
Financial Services	10,005,355	3.8
Gas Distribution	1,335,060	0.5
Healthcare	41,125	0.0
Healthcare Equipment & Supplies	5,055,645	2.0
Household Product/Wares	5,896,794	2.3
Industrial Gases	2,399,750	0.9
Industrial Services	8,795,489	3.4
Insurance	14,304,724	5.5
IT Consulting & Services	5,494,162	2.1
Manufacturing	4,644,908	1.8
Media	2,629,851	1.0
Metals & Mining	8,046,567	3.1
MultiMedia	7,528,625	2.9
Office Equipment	6,967,672	2.7
Oil & Gas Products	6,777,482	2.6
Paper & Forest Products	2,663,101	1.0
Pharmaceuticals & Healthcare	10,580,199	4.1
Retail	6,260,389	2.4
Software	4,589,958	1.8
Telecommunications	28,811,921	11.1
Tobacco	1,477,294	0.6
Transportation	6,395,912	2.5
Water Treatment	5,199,605	2.0

Total Common Stocks	255,588,214	98.5
Total Repurchase Agreement	8,139,000	3.1

Total Investments	263,727,214	101.6
Other Net Assets & Liabilities	(4,209,154)	(1.6)

Total Net Assets	$259,518,060	100.0%

Government Income Fund

Description	Principal Amount	Value
Asset-Backed Securities -- 4.7%
Green Tree Home Equity Loan Trust 1998-B, Class B1, 7.810%, 11/15/2029	$6,000,000	$6,262,718
Greenwich Capital Acceptance 1995-BA1, Class A4, 7.150%, 8/10/2020	10,643,000	11,430,729

Total Asset-Backed Securities (identified cost $16,665,899)		17,693,447

Collateralized Mortgage Obligations -- 15.4%
Federal Home Loan Mortgage Corp., 1.463%, 3/24/2003, REMIC (Series T-32-A1)(4)(5)	11,947,816	11,914,351
Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Federal Home Loan Mortgage Corp., 6.250%, 9/15/2023, REMIC (Series 1666H)	$15,000,000	$16,055,202
Federal Home Loan Mortgage Corp., 6.500%, 10/15/2016, REMIC (Series 1702-PK)(5)	10,000,000	10,701,999
Federal National Mortgage Association, 1.586%, 3/24/2003, REMIC (Series 2001-25FA)(4)(5)	19,436,195	19,487,761

Total Collateralized Mortgage Obligations (identified cost $54,528,046)		58,159,313

Corporate Bonds -- 1.6%
HSB Group, Inc. FRN, 2.286%, 4/15/2003(4)	3,000,000	2,805,822
TXU Capital FRN, 2.730%, 4/1/2003(4)	5,000,000	3,386,615

Total Corporate Bonds (identified cost $7,909,300)		6,192,437

Mortgage Backed Securities -- 54.2%
Federal Home Loan Mortgage Corporation -- 14.6%
5.000%, 8/1/2014(1)	11,054,899	11,454,196
6.000%, 6/15/2011	5,000,000	5,759,500
6.500%, 9/1/2016	2,666,810	2,825,059
6.500%, 2/1/2031(1)	8,697,978	9,110,782
6.500%, 4/1/2032(6)	15,000,000	15,698,430
7.000%, 11/1/2009	1,814,838	1,940,494
7.500%, 9/1/2013	580,194	624,199
7.500%, 4/1/2024	1,623,821	1,744,965
7.500%, 4/1/2027	1,133,344	1,212,692
8.000%, 8/1/2030	1,715,865	1,852,479
8.500%, 9/1/2024	684,934	745,556
9.000%, 6/1/2019	1,036,597	1,159,312
9.500%, 2/1/2025	952,559	1,066,305

		55,193,969

Federal National Mortgage Association -- 22.9%
6.000%, 9/1/2013(1)	7,146,550	7,525,200
6.000%, 4/1/2017(6)	5,000,000	5,248,440
6.500%, 9/1/2016(1)	6,141,792	6,519,729
6.500%, 9/1/2016	3,462,245	3,675,295
6.500%, 12/1/2031(1)	2,976,040	3,114,620
6.500%, 5/1/2032(6)	25,000,000	26,109,375
7.000%, 12/1/2010	2,881,264	3,078,447
7.000%, 3/1/2029	2,932,870	3,097,768
7.000%, 7/1/2029(1)	6,768,796	7,149,366
7.000%, 2/1/2030(1)	5,385,055	5,687,826
7.500%, 12/1/2009	4,949,670	5,305,277
7.500%, 10/1/2030(5)	2,432,398	2,592,305
8.000%, 10/1/2028	4,228,497	4,619,770
8.000%, 4/1/2030	2,202,418	2,388,457

		86,111,875

Description	Principal Amount	Value
Mortgage Backed Securities (continued)
Government National Mortgage Association -- 16.7%
6.500%, 12/15/2029	$3,714,168	$3,921,379
6.500%, 9/15/2032	17,342,952	18,291,103
7.000%, 4/15/2029(1)	4,250,976	4,529,550
7.000%, 5/15/2029(1)	3,653,034	3,888,679
7.000%, 6/15/2029(1)	4,510,919	4,801,903
7.000%, 8/15/2031(1)	3,667,588	3,899,358
7.500%, 8/15/2025(1)	1,341,302	1,444,190
7.500%, 8/15/2025(1)	5,434,065	5,844,962
7.500%, 12/15/2025(1)	4,336,008	4,663,876
7.500%, 2/15/2027(1)	5,932,200	6,362,225
8.500%, 6/15/2010(1)	1,400,324	1,539,822
9.000%, 11/15/2009(1)	2,249,640	2,442,252
9.000%, 1/15/2010(1)	722,058	794,421
9.500%, 10/15/2024(1)	441,758	499,796

		62,923,516

Total Mortgage Backed Securities (identified cost $194,449,283)		204,229,360

U.S. Treasury Note -- 10.8%
3.875%, 2/15/2013 (identified cost $40,384,336)	40,000,000	40,601,600

Total Investments in Securities (identified cost $313,936,864)		326,876,157

Repurchase Agreement -- 29.3%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320%, dated 2/28/2003, to be repurchased at $110,519,516 on 3/3/2003, collateralized by U.S. Government Agency Obligations with various maturities to 4/15/2015 (at amortized cost)	110,507,360	110,507,360

Total Investments (identified cost $424,444,224) -- 116.0%		437,383,517

Other Net Assets and Liabilities -- (16.0)%		(60,398,755)

Total Net Assets -- 100.0%		$376,984,762

Intermediate Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities -- 7.2%
Citibank Credit Card Issuance Trust 2002-A1, Class A1, 4.950%, 2/9/2009	$6,000,000	$6,470,127

Description	Principal Amount	Value
Asset-Backed Securities (continued)
Citibank Credit Card Master Trust I 1999-7, Class A, 6.650%, 11/15/2006	$5,000,000	$5,415,710
DLJ Commercial Mortgage Corp. 1998-STF2, Class A1, 1.990%, 11/5/2008(7)(8)	643,074	639,858
DaimlerChrysler Auto Trust, Class A3, 6.820%, 9/6/2004	1,556,339	1,571,125
First USA Credit Card Master Trust 1998-9, Class A, 5.280%, 9/18/2006	7,750,000	8,017,879
Ford Credit Auto Owner Trust 2000-G, Class A4, 6.620%, 7/15/2004(1)	2,894,227	2,934,872
Green Tree Home Equity Loan Trust 1998-B, Class B1, 7.810%, 11/15/2029	7,000,000	7,306,505
J.P. Morgan Commercial Mortgage Finance Corp. 1997-C5, Class A2, 7.069%, 9/15/2029	5,198,666	5,579,096
Pegasus Aviation Lease Securitization 1999-1A, Class A1, 6.300%, 3/25/2029(7)(8)	1,846,075	1,765,339
Systems 2001Asset Trust, Pass Thru Cert., 6.664%, 9/15/2013(7)(8)	5,962,234	6,502,571

Total Asset-Backed Securities (identified cost $43,926,304)		46,203,082

Collateralized Mortgage Obligations -- 2.8%
Criimi Mae CMBS Corp. 1998-1, Class A2, 6.009%, 2/20/2008(7)(8)	3,847,483	4,130,679
Criimi Mae CMBS Corp. 1998-1, Class A3, 6.306%, 6/20/2030(7)(8)	6,000,000	6,596,417
Fannie Mae, (Series 1993-137), Class PH, 6.550%, 12/25/2021	4,072,397	4,135,948
Government National Mortgage Association, Series 2000-12, Class AC, 7.500%, 11/16/2027	1,061,443	1,083,614
Government National Mortgage Association, Series 2001-5, Class PK, 5.950%, 7/20/2024	1,296,416	1,300,410
Prudential Home Mortgage Securities 1992-B, Class 2B, 6.757%, 9/28/2008(7)(8)	1,041,224	1,071,822

Total Collateralized Mortgage Obligations (identified cost $17,285,224)		18,318,890

Corporate Bonds & Notes -- 66.7%
Automotive & Related -- 7.9%
Ford Motor Credit Co., Note, 6.125%, 3/20/2004(1)	8,000,000	8,182,800
Ford Motor Credit Co., Note, 6.500%, 1/25/2007(1)	4,000,000	3,989,396
Ford Motor Credit Co., Note, 6.700%, 7/16/2004(1)	7,000,000	7,218,449

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Automotive & Related (continued)
Ford Motor Credit Co., Note, 7.750%, 3/15/2005	$5,000,000	$5,186,815
General Motors Acceptance Corp., Note, 6.125%, 9/15/2006	5,000,000	5,199,940
General Motors Acceptance Corp., Note, 6.750%, 1/15/2006(1)	3,000,000	3,164,043
General Motors Acceptance Corp., Note, 6.875%, 9/15/2011	7,000,000	7,027,048
General Motors Acceptance Corp., Unsecd. Note, 7.000%, 6/6/2003	6,000,000	6,071,100
General Motors Corp., Note, 7.200%, 1/15/2011(1)	5,000,000	5,098,830

		51,138,421

Banks -- 8.6%
BNP Paribas LLC, Company Guarantee, 5.125%, 1/15/2015(1)(7)(8)	5,000,000	5,143,080
Citicorp, Sub. Note, (Series F), 6.375%, 11/15/2008	7,000,000	7,925,428
Citigroup, Inc., 5.875%, 2/22/2033	7,000,000	7,098,917
Citigroup, Inc., Note, 3.500%, 2/1/2008(1)	10,000,000	10,107,940
Citigroup, Inc., Note, 5.750%, 5/10/2006(1)	5,000,000	5,505,715
J.P. Morgan Chase & Co., Note, 4.000%, 2/1/2008(1)	6,000,000	6,076,668
UBS Preferred Funding Trust, Bond, 8.622%, 10/1/2010(1)(4)	7,000,000	8,597,967
Washington Mutual, Inc., Note, 4.375%, 1/15/2008(1)	5,000,000	5,245,350

		55,701,065

Beverages & Foods -- 4.3%
Anheuser-Busch Cos., Inc., Deb., 9.000%, 12/1/2009	5,000,000	6,491,930
General Mills, Inc., 3.875%, 11/30/2007	11,000,000	11,252,868
Kroger Co., Note, 5.50%, 2/1/2013(1)	4,000,000	4,112,008
Kroger Co., Note, 8.05%, 2/1/2010	5,000,000	5,890,045

		27,746,851

Broker/Dealers -- 4.1%
Goldman Sachs Group, Inc., 6.125%, 2/15/2033	2,500,000	2,523,922
Goldman Sachs Group, Inc., Bond, 6.875%, 1/15/2011	2,000,000	2,285,370
Lehman Brothers Holdings, Inc., Note, 6.250%, 5/15/2006(1)	1,000,000	1,106,812
Merrill Lynch & Co., Inc., Note, (Series MTNB), 5.350%, 6/15/2004	6,500,000	6,806,482

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Broker/Dealers (continued)
Morgan Stanley, Note, 6.600%, 4/1/2012	$7,000,000	$7,835,436
PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	6,000,000	6,230,598

		26,788,620

Building -- 0.3%
Pulte Corp., 6.250%, 2/15/2013	2,000,000	2,089,176

Chemicals -- 0.6%
Dow Chemical Co., Note, 5.250%, 5/14/2004(1)(7)(8)	3,500,000	3,615,115

Construction Equipment -- 0.4%
CRH America, Inc., Note, 6.950%, 3/15/2012	2,000,000	2,276,634

Consumer Cyclical -- 0.4%
Tyco International Group, Note, 5.800%, 8/1/2006(1)	2,500,000	2,393,750

Domestic & International Oil -- 3.2%
Conoco, Inc., Sr. Note, 6.350%, 4/15/2009(1)	6,000,000	6,853,182
Occidental Petroleum Corp., Deb., 10.125%, 9/15/2009	5,000,000	6,620,120
Occidental Petroleum Corp., Note, 4.000%, 11/30/2007	2,500,000	2,542,523
PanCanadian Petroleum Ltd., Bond, 6.300%, 11/1/2011	4,000,000	4,445,420

		20,461,245

Electrical Equipment -- 1.3%
General Electric Co., Note, 5.000%, 2/1/2013(1)	8,000,000	8,263,776

Financial Services -- 19.4%
Allstate Financial Global, Note, 7.125%, 9/26/2005(7)(8)	5,500,000	6,136,185
American Express Co., 3.750%, 11/20/2007(1)	4,000,000	4,092,840
American General Finance Corp., Note, (Series G), 4.500%, 11/15/2007	5,000,000	5,227,305
American General Finance Corp., Note, (Series G), 5.375%, 10/1/2012	2,500,000	2,600,350
Core Investments, 4.727%, 11/30/2007	8,000,000	8,284,920
Countrywide Financial Corp., Note, (Series K), 4.250%, 12/19/2007	7,000,000	7,235,662
Credit Suisse, London, Sub. Note, 7.900%, 5/29/2049(4)(7)(8)	5,000,000	5,441,810
EOP Operating LP, Note, 7.375%, 11/15/2003	4,000,000	4,156,440

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Financial Services (continued)
Fidelity Investments, 4.750%, 3/1/2013(1)(7)(8)	$8,000,000	$8,110,848
General Electric Capital Corp., Note, 6.800%, 11/1/2005	4,000,000	4,463,328
General Electric Capital Corp., Note, (Series A), 6.500%, 12/10/2007	5,000,000	5,694,700
Household Finance Corp., 6.400%, 6/17/2008(1)	4,000,000	4,437,292
Household Finance Corp., 7.000%, 5/15/2012	6,000,000	6,804,642
Household International Netherlands BV, Company Guarantee, 6.200%, 12/1/2003	4,000,000	4,117,540
MBNA Global Capital Securities, Jr. Sub. Deb., 2.150%, 5/1/2003(1)(4)	5,000,000	3,438,720
National Rural Utilities Cooperative Finance Corp., Note, 3.000%, 2/15/2006	7,000,000	7,078,687
National Rural Utilities Cooperative Finance Corp., Note, 3.875%, 2/15/2008	4,000,000	4,069,016
PHH Corp., 7.125%, 3/1/2013	6,000,000	6,088,872
SLM Corp., 5.625%, 4/10/2007	5,000,000	5,492,310
Student Loan Marketing Association, 5.375%, 1/15/2013	11,000,000	11,592,185
Wells Fargo Financial, Inc., 5.875%, 8/15/2008	10,000,000	11,246,940

		125,810,592

Household Product/Wares -- 0.8%
Procter & Gamble Co., Unsub., 6.600%, 12/15/2004	5,000,000	5,426,695
Insurance -- 4.5%
AIG SunAmerica Global Financial, Bond, 5.850%, 8/1/2008(7)(8)	7,000,000	7,761,705
HSB Group, Inc., Company Guarantee, 2.285%, 4/15/2003(4)	4,000,000	3,741,096
John Hancock, Note, 6.500%, 3/1/2011(7)(8)	3,500,000	3,921,726
MGIC Investment Corp., Sr. Note, 6.000%, 3/15/2007(1)	3,000,000	3,207,981
Prudential Funding Corp., Note, 6.600%, 5/15/2008	5,000,000	5,582,345
Radian Group, Inc., Unsecd. Note, 5.625%, 2/15/2013	5,000,000	5,087,545

		29,302,398

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Media -- 1.6%
AOL Time Warner, Inc., Note, 6.125%, 4/15/2006(1)	$4,000,000	$4,181,792
AOL Time Warner, Inc., Note, 6.875%, 5/1/2012(1)	3,000,000	3,170,208
Comcast Corp., Note, 6.750%, 1/30/2011(1)	3,000,000	3,254,130

		10,606,130

Publishing -- 0.4%
Reed Elsevier, Capital, Company Guarantee, 6.125%, 8/1/2006	2,500,000	2,734,028

Telecommunications -- 3.9%
AT&T Wireless Services, Inc., Note, 8.125%, 5/1/2012(1)	2,000,000	2,154,202
British Telecommunication PLC, Note, 7.875%, 12/15/2005	5,000,000	5,649,790
British Telecommunication PLC, Note, 8.375%, 12/15/2010	5,000,000	6,069,675
Telstra Corp. Ltd., Note, 6.375%, 4/1/2012	5,000,000	5,586,360
Verizon Global Funding, Note, 7.250%, 12/1/2010(7)(8)	3,000,000	3,498,207
Verizon Global Funding, Note, 7.375%, 9/1/2012(1)	2,000,000	2,367,538

		25,325,772

Transportation -- 1.4%
American Trans Air, Pass Thru Cert., 8.039%, 1/15/2016	4,484,899	4,643,868
Continental Airlines, Inc., Pass Thru Cert., 6.541%, 9/15/2009	2,918,766	1,695,817
Delta Air Lines, Inc., Equipment Trust, (Series 1993-A2), 10.500%, 4/30/2016	4,000,000	2,610,340

		8,950,025

Utilities-Electric -- 2.8%
AEP Texas Central Co., Bond, 6.650%, 2/15/2033	2,000,000	2,059,516
Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003(7)(8)	5,000,000	4,900,070
Pinnacle Partner, Sr. Note, 8.830%, 8/15/2004(7)(8)	3,000,000	2,969,985
Southern Power Co., Sr. Note, 6.250%, 7/15/2012(1)	3,000,000	3,290,325
TransAlta Corp., Note, 6.750%, 71/15/2012	5,000,000	5,132,970

		18,352,866

Utilities-Natural Gas -- 0.8%
TXU Capital, 2.730%, 7/1/2028	7,000,000	4,741,261

Total Corporate Bonds & Notes (identified cost $417,679,044)		431,724,420

Description	Principal Amount	Value
Government Agencies -- 7.8%
Federal Home Loan Bank -- 0.9%
Federal Home Loan Bank System, Bond, 5.430%, 11/17/2008	$5,000,000	$5,568,075

Federal National Mortgage Association -- 5.2%
5.500%, 2/15/2006	10,000,000	10,974,280
6.250%, 2/1/2011	10,000,000	11,356,490
7.000%, 7/15/2005	10,000,000	11,205,260

		33,536,030

Tennessee Valley Authority -- 1.7%
5.625%, 1/18/2011	10,000,000	11,189,690

Total Government Agencies (identified cost $44,292,908)		50,293,795

Mortgage Backed Securities -- 5.8%
Federal Home Loan Mortgage Corp -- 0.8%
7.500%, 2/1/2031(1)	3,356,562	3,581,047
7.500%, 6/1/2031(1)	1,303,291	1,390,315

		4,971,362

Federal National Mortgage Association -- 3.4%
6.500%, 10/1/2031(1)	11,182,879	11,703,611
7.000%, 12/1/2015(1)	4,959,138	5,296,639
7.635%, 8/1/2011(1)	4,674,319	5,319,002

		22,319,252

Government National Mortgage Association -- 1.6%
7.000%, 3/15/2032	9,506,559	10,107,238

Total Mortgage Backed Securities (identified cost $36,044,218)		37,397,852

U.S. Treasury Securities -- 2.8%
U.S. Treasury Notes -- 2.8%
6.000%, 8/15/2004	2,000,000	2,135,626
7.250%, 5/15/2004	15,000,000	16,074,030

Total U.S. Treasury Securities (identified cost $18,146,485)		18,209,656

Total Investment in Securities (identified cost $577,374,183)		602,147,695

Description	Principal Amount	Value
Repurchase Agreement -- 5.8%
Interest in $184,609,342 joint repurchase agreement with Lehman Brothers, Inc., 1.320% dated 2/28/2003, to be repurchased at $37,449,059 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 12/15/2005 (at amortized cost)	$37,444,940	$37,444,940

Total Investments (identified cost $614,819,123) -- 98.9%		639,592,635

Other Net Assets and Liabilities -- 1.1%		7,370,259

Total Net Assets -- 100.0%		$646,962,894

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities -- 10.6%
Citibank Credit Card Master Trust I 1998-9, Class A, 5.300%, 1/9/2006	$1,220,000	$1,261,368
DLJ Commercial Mortgage Corp. 1998-STF2, Class A1, 1.990%, 11/5/2008(7)(8)	208,357	207,315
DaimlerChrysler Auto Trust, Class A3, 6.820%, 9/6/2004	504,254	509,045
First Franklin Mortgage Loan Asset Backed Certificates 2002-FF1, Class 1A2, 3.790%, 4/25/2032	1,600,000	1,635,117
Ford Credit Auto Owner Trust 2000-G, Class A4, 6.620%, 7/15/2004	334,903	339,607
Green Tree Home Equity Loan Trust 1998-B, Class B1, 7.810%, 11/15/2029	3,000,000	3,131,359
Honda Auto Receivables Owner Trust 2001-3, Class A4, 3.960%, 2/19/2007	1,300,000	1,344,549
Honda Auto Receivables Owner Trust 2003-1, Class A3, 1.920%, 11/20/2006	1,250,000	1,252,622
Household Automotive Trust 2002-3, Class A3A, 2.750%, 6/18/2007	1,100,000	1,120,178
Pegasus Aviation Lease Securitization 1999-1A, Class A1, 6.300%, 3/25/2029(7)(8)	750,737	717,905

Description	Principal Amount	Value
Asset-Backed Securities (continued)
Residential Asset Mortgage Products, Inc. 2002-RS5, Class AI3, 3.717%, 7/25/2027	$1,100,000	$1,124,980
Residential Asset Mortgage Products, Inc. 2002-RZ3, Class A3, 3.710%, 2/25/2029	1,300,000	1,328,861

Total Asset-Backed Securities (identified cost $13,693,739)		13,972,906

Collateralized Mortgage Obligations -- 7.4%
Federal Home Loan Mortgage Corporation -- 2.3%
5.250%, 1/15/2010, Series 2368, Class TQ	1,375,005	1,383,881
5.500%, 5/15/2011, Series 2368, Class OC	1,620,000	1,674,794

		3,058,675

Federal National Mortgage Association -- 1.1%
6.550%, 12/25/2021, Series 1993-137, Class PH	1,413,703	1,435,765

Government National Mortgage Association -- 0.5%
5.950%, 7/20/2024, Series 2001-5, Class PK	210,668	211,317
7.500%, 11/16/2027, Series 2000-12, Class AC	494,849	505,185

		716,502

Other Financial -- 3.5%
Capital Asset Research Funding 1997-A, Class A, 144A, 6.400%, 12/15/2004(7)(8)	388,053	388,053
Criimi Mae CMBS Corp. 1998-1, Class A2, 6.009%, 6/20/2030(7)(8)	2,493,169	2,676,680
Securitized Asset Sales, Inc. 1995-4, Class A5, 7.250%, 11/25/2005	169,759	169,581
Washington Mutual Mortgage Securities Corp. 2001-9, Class A6, 4.816%, 10/25/2032	1,350,000	1,395,883
		4,630,197

Total Collateralized Mortgage Obligations (identified cost $9,649,581)		9,841,139

Mortgage Backed Pass-Through Securities -- 4.9%
Federal Home Loan Mortgage Corporation -- 0.4%
9.000%, 7/1/2014	107,087	117,062
11.000%, 8/1/2019	349,781	397,813

		514,875

Description	Principal Amount	Value
Mortgage Backed Pass-Through Securities (continued)
Federal National Mortgage Association -- 4.3%
7.000%, 12/1/2015	$1,339,314	$1,430,463
7.500%, 9/1/2015	1,177,023	1,260,727
8.000%, 8/1/2007	15,878	15,878
8.000%, 5/1/2008	336,240	355,449
9.000%, 7/1/2009	170,541	185,614
9.000%, 1/1/2015	63,525	70,778
9.500%, 12/1/2024	204,431	228,517
9.500%, 1/1/2025	425,100	475,184
9.500%, 1/1/2025	331,837	370,873
9.500%, 1/1/2025	205,484	229,694
10.000%, 7/1/2020	143,527	164,916
10.500%, 1/1/2022	173,763	202,112
11.000%, 12/1/2015	554,879	631,294

		5,621,499

Government National Mortgage Association -- 0.2%
9.000%, 12/15/2019	276,817	310,046

Total Mortgage Backed Pass-Though Securities (identified cost $6,232,603)		6,446,420

Corporate Bonds & Notes -- 40.3%
Asset-Backed -- 0.3%
Regional Jet Equipment Trust, Note, Series 144A, 7.771%, 9/5/2004(7)	707,606	425,006

Automotive & Related -- 0.9%
DaimlerChrysler North America Holding Corp., 3.400%, 12/15/2004	1,200,000	1,211,065

Banks -- 2.8%
First Chicago Corp., Sub. Note, 6.875%, 6/15/2003	1,220,000	1,238,149
J.P. Morgan Chase & Co., Note, 4.000%, 2/1/2008	1,200,000	1,215,334
NationsBank Corp., 6.125%, 7/15/2004	1,220,000	1,295,877

		3,749,360

Beverages & Foods -- 0.9%
General Mills, Inc., 7.468%, 10/15/2004	1,100,000	1,184,564

Broker/Dealers -- 5.2%
Bear, Stearns and Co., Note, 7.330%, 10/28/2004	1,250,000	1,359,447
Credit Suisse First Boston USA, Inc., Note, 5.875%, 8/1/2006	1,220,000	1,329,583
Goldman Sachs Group, Inc., Bond, 7.625%, 8/17/2005	810,000	911,441
Merrill Lynch & Co., Inc., Note, 6.800%, 11/3/2003	810,000	838,792
Merrill Lynch & Co., Inc., Note, Series MTNB, 5.350%, 6/15/2004	1,050,000	1,099,509
Morgan Stanley Group, Inc., Note, 7.750%, 6/15/2005	450,000	505,420
Morgan Stanley, Unsub., 6.100%, 4/15/2006	810,000	890,694

		6,934,886

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Chemicals -- 1.3%
Dow Chemical Co., Note, 5.250%, 5/14/2004	$1,620,000	$1,673,282

Domestic & International Oil -- 0.8%
Occidental Petroleum Corp., 6.500%, 4/1/2005	970,000	1,046,137

Electric -- 2.9%
Dominion Resources, Inc., Note, 2.800%, 2/15/2005	1,350,000	1,354,718
Limestone Electronic Trust, Company Guarantee, 8.625%, 3/15/2003(7)(8)	820,000	803,611
TXU Capital, 2.730%, 7/1/2028(4)	2,430,000	1,645,895

		3,804,224

Energy -- 0.3%
Osprey Trust, Sr. Secd. Note 144A, 8.310%, 1/15/2003(3)(7)	2,000,000	385,000

Entertainment -- 1.3%
AOL Time Warner, Inc., Note, 6.125%, 4/15/2006	810,000	846,813
Walt Disney Co., 7.300%, 2/8/2005	810,000	881,418

		1,728,231

Financial Services -- 2.9%
Allstate Financial Global, Note, Series 144A, 7.125%, 9/26/2005(7)(8)	750,000	836,752
Boeing Capital Corp., Sr. Note, 7.100%, 9/27/2005	610,000	675,781
MBNA Global Capital Securities, Jr. Sub. Deb., 2.150%, 5/1/2003(4)	1,000,000	687,744
PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	810,000	841,131
Salomon Smith Barney Holdings, Inc., Note, 6.250%, 5/15/2003	810,000	817,706

		3,859,114

Forest Products & Paper -- 0.4%
Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	490,000	535,869

Healthcare -- 1.3%
Abbott Laboratories, Note, 5.125%, 7/1/2004	1,620,000	1,697,750

Industrial Services -- 0.8%
Dayton-Hudson Corp., Note, 7.500%, 7/15/2006	600,000	690,703
Tyco International Group, Note, 5.800%, 8/1/2006	410,000	392,575

		1,083,278

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Insurance -- 1.8%
American General Finance Corp., Note, Series G, 4.500%, 11/15/2007	$1,100,000	$1,150,007
MGIC Investment Corp., Sr. Note, 7.500%, 10/15/2005	1,095,000	1,216,330

		2,366,337

Leasing -- 1.8%
General Electric Capital Corp., Note, 5.000%, 6/15/2007	1,000,000	1,074,546
General Electric Capital Corp., Note, 5.375%, 4/23/2004	1,210,000	1,262,429

		2,336,975

Media -- 0.8%
Gannett Co., Inc., Note, 4.950%, 4/1/2005	955,000	1,010,118

Metals -- 0.5%
Alcoa, Inc., Note, 5.875%, 6/1/2006	620,000	682,976

Other Financial -- 3.8%
American Express Co., 3.750%, 11/20/2007	1,000,000	1,023,210
Core Investments, 4.727%, 11/30/2007	1,700,000	1,760,545
HSB Group, Inc., Company Guarantee, 2.285%, 4/15/2003(4)	2,430,000	2,272,716

		5,056,471

Papers -- 0.8%
Weyerhaeuser Co., Note, 5.500%, 3/15/2005(7)(8)	1,010,000	1,064,158

Personal Credit -- 5.2%
Ford Motor Credit Co., Note, 7.500%, 6/15/2003	1,220,000	1,232,938
Ford Motor Credit Co., Sr. Note, 6.125%, 3/20/2004	1,620,000	1,657,017
General Motors Acceptance Corp., Note, 4.150%, 2/7/2005	2,600,000	2,608,676
Household Finance Corp., Note, 8.000%, 5/9/2005	1,200,000	1,329,588

		6,828,219

Short-Term Business Credit -- 1.0%
CIT Group Inc., Sr. Note, 4.125%, 2/21/2006	1,275,000	1,280,354

Telecommunications -- 1.6%
British Telecommunication PLC, Note, 7.875%, 12/15/2005	570,000	644,076
France Telecommunications, Note, 8.700%, 3/1/2006	570,000	642,367
Verizon Global Funding, Note, 6.750%, 12/1/2005	810,000	897,090

		2,183,533

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Utilities -- 0.9%
National Rural Utilities Cooperative Finance Corp., Note, 3.000%, 2/15/2006	$1,200,000	$1,213,489

Total Corporate Bonds & Notes (identified cost $54,463,535)		53,340,396

Government Agencies -- 32.1%
Federal Home Loan Bank -- 4.0%
Federal Home Loan Bank System, Bond, 4.125%, 1/14/2005	5,000,000	5,231,325

Federal Home Loan Mortgage Corporation -- 15.4%
Federal Home Loan Mortgage Corp., 4.875%, 3/15/2007	2,000,000	2,180,264
Federal Home Loan Mortgage Corp., Note, 5.250%, 2/15/2004	5,000,000	5,188,920
Federal Home Loan Mortgage Corp., Unsecd. Note, 3.250%, 11/15/2004	3,000,000	3,087,498
Federal Home Loan Mortgage Corp., Unsecd. Note, 3.500%, 9/15/2007	3,500,000	3,613,029
Federal Home Loan Mortgage Corp., Unsecd. Note, 4.250%, 6/15/2005	6,000,000	6,343,008

		20,412,719

Federal National Mortgage Association -- 12.7%
Federal National Mortgage Association, Note, 3.125%, 11/15/2003	1,740,000	1,762,820
Federal National Mortgage Association, Note, 4.250%, 7/15/2007	4,500,000	4,787,032
Federal National Mortgage Association, Note, 4.375%, 10/15/2006	2,000,000	2,137,356
Federal National Mortgage Association, Note, 5.125%, 2/13/2004	1,430,000	1,481,650
Federal National Mortgage Association, Note, 5.500%, 2/15/2006	6,000,000	6,584,568

		16,753,426

Total Government Agencies (identified cost $41,217,186)		42,397,470

Total Investments in Securities (identified cost $125,256,644)		125,998,331

Description	Principal Amount	Value
Repurchase Agreement -- 4.2%
Agreement with Lehman Brothers, Inc., 1.320% dated 2/28/2003, to be repurchased at $5,532,926 on 3/3/2003, collateralized by a U.S. Government Agency Obligation maturing 12/15/2005	$5,532,317	$5,532,317

Total Investments (identified cost $130,788,961) -- 99.5%		131,530,648

Other Net Assets and Liabilities--0.5%		675,400

Total Net Assets -- 100.0%		$132,206,048

Money Market Fund

Description	Principal Amount	Value
Commercial Paper -- 29.6%(9)
Asset-Backed -- 6.4%
Liquid Funding Ltd., 1.300%, 4/16/2003(7)(8)	$35,000,000	$34,941,861
Scaldis Capital Ltd., 1.360%, 3/24/2003(7)(8)	26,000,000	25,977,409
Tannehill Capital Co., 1.290% - 1.310%, 4/14/2003 - 4/22/2003(7)(8)	74,075,000	73,942,925
World Omni Vehicle Leasing, Inc., 1.300%, 3/21/2003(7)(8)	75,000,000	74,945,833

		209,808,028

Diversified -- 2.2%
Concord Minutemen, 1.280% - 1.290%, 5/19/2003 -5/21/2003(7)(8)	74,878,000	74,662,820

Electric -- 2.3%
Wisconsin Energy Corp., 1.400% - 1.430%, 3/5/2003 - 3/17/2003(7)(8)	75,000,000	74,971,635

Foreign Banks -- 6.7%
Britannia Building Society, 1.400%, 3/6/2003 - 3/17/2003	69,500,000	69,468,446
Depfa-Bank, 1.320% - 1.350%, 3/19/2003 - 4/9/2003(7)(8)	75,000,000	74,924,400
Spintab-Swedmortgage AB, 1.330% , 4/11/2003	75,000,000	74,886,396

		219,279,242

Description	Principal Amount	Value
Commercial Paper (continued)(9)
Healthcare -- 0.4%
Baxter International, Inc., 1.300%, 3/12/2003	$12,500,000	$12,495,035

Insurance -- 4.0%
Jefferson-Pilot Corp., 1.310%, 4/23/2003	69,000,000	68,866,926
Torchmark Corp., 1.310% - 1.380%, 3/4/2003 - 3/18/2003	62,600,000	62,573,768

		131,440,694

Mortgage -- 2.3%
Mortgage Interest Networking Trust A1+/P1, 1.370%, 4/3/2003	75,000,000	74,905,813

Personal Credit -- 2.3%
Household Finance Corp., 1.360%, 3/24/2003	75,000,000	74,934,833

Receivables -- 0.7%
Fairway Financial Corp., 1.340%, 3/24/2003(7)(8)	23,036,000	23,016,279

Telecommunications -- 2.3%
Verizon Global Funding, 1.470%, 3/15/2003(7)(8)	75,000,000	75,000,000

Total Commercial Paper		970,514,379

Corporate Bonds -- 3.4%
Banks -- 1.7%
Associated Banc Corp., 1.600%, 4/10/2003	55,000,000	55,013,381

Healthcare -- 1.2%
Lily (Eli) & Co., 4.226%, 3/22/2003(7)(8)	15,000,000	15,011,996
Merck & Co., Inc., 144A, 4.489%, 2/22/2004(7)(8)	25,000,000	25,787,699

		40,799,695

Telecommunications -- 0.5%
SBC Communications, Inc., 144A, 4.295%, 6/5/2003(7)(8)	15,000,000	15,059,730

Total Corporate Bonds		110,872,806

Variable-Rate Notes -- 51.2%(4)
Banks -- 3.0%
American Express Centurion Bank, DE, 1.330%, 3/12/2003	15,000,000	15,000,000
Bank One, Illinois, N.A., 1.490%, 3/17/2003	28,500,000	28,517,707
SMM Trust, (Series 2002-H), 144A, 1.430% 3/24/2003(7)(8)	40,000,000	40,000,000

Description	Principal Amount	Value
Variable-Rate Notes (continued)(4)
Banks (continued)
SMM Trust, (Series 2002-M), 144A, 1.440%, 3/15/2003(7)(8)	$15,000,000	$15,000,000

		98,517,707

Broker/Dealers -- 12.6%
Bank of America, 1.442%, 6/2/2003	75,000,000	75,000,000
Bear Stearns Cos., Inc., 1.430%, 3/5/2003	75,000,000	75,000,000
Credit Suisse First Boston USA, Inc., 1.370%, 3/17/2003	75,000,000	75,000,000
Goldman Sachs Group, Inc., 1.368%, 3/18/2003	30,000,000	30,000,000
Goldman Sachs Group, Inc., 1.570%, 3/17/2003	5,000,000	5,000,351
Goldman Sachs Group, Inc., 1.610%, 4/3/2003	30,000,000	30,006,487
Goldman Sachs Group LP, 1.750%, 3/17/2003	10,000,000	10,001,411
J.P. Morgan & Co., Inc., 1.390%, 3/3/2003(7)(8)	20,000,000	20,000,000
Merrill Lynch & Co., Inc., 1.370%, 3/11/2003	20,000,000	20,000,000
Merrill Lynch & Co., Inc., 1.540%, 4/30/2003	10,000,000	10,001,697
Merrill Lynch & Co., Inc., 1.630%, 5/5/2003	16,000,000	16,014,604
Morgan Stanley, 1.570%, 4/7/2003	48,525,000	48,535,260

		414,559,810

Construction Equipment -- 2.3%
Caterpillar Financial Services Corp., 1.468%, 4/9/2003	75,000,000	75,000,000

Diversified Manufacturing -- 2.3%
Cargill, Inc., 144A, 1.390%, 4/14/2003(7)(8)	75,000,000	75,000,000

Drugs -- 1.8%
Bayer Corp., 4.450%, 3/19/2003(7)(8)	60,000,000	60,043,555

Foreign Banks -- 5.2%
Bank of Montreal, 1.480%, 3/18/2003	25,000,000	25,021,336
HBOS Treasury Services PLC, 144A, 1.330%, 5/20/2003(7)(8)	30,000,000	30,000,000
HBOS Treasury Services PLC, 1.360%, 5/14/2003	40,000,000	40,027,716
Northern Rock PLC, 1.340%, 5/19/2003(7)(8)	50,000,000	50,000,000
Northern Rock PLC, 144A, 1.373%, 4/16/2003	25,000,000	25,000,000

		170,049,052

Description	Principal Amount	Value
Variable-Rate Notes (continued)(4)
Insurance -- 10.9%
GE Life and Annuity Assurance Co., 1.440%, 4/21/2003(7)	$75,000,000	$75,000,000
Jackson National Life Insurance Co., 1.330%, 5/1/2003(7)(8)	40,000,000	40,000,000
John Hancock, Global Funding II, 144A, 1.440%, 3/3/2003(7)(8)	8,000,000	8,000,644
John Hancock, Global Funding II, 144A, 1.560%, 3/16/2003(7)(8)	35,000,000	35,027,412
Metropolitan Life Insurance Co., 1.416%, 3/2/2003(7)(8)	50,000,000	50,000,000
Monumental Life Insurance Co., 1.440%, 4/2/2003(7)	10,000,000	10,000,000
Monumental Life Insurance Co., 1.450%, 4/2/2003(7)	25,000,000	25,000,000
Monumental Life Insurance Co., 1.530%, 3/1/2003(7)	40,000,000	40,000,000
Pacific Life Funding LLC, 1.460%, 5/28/2003(7)(8)	25,000,000	24,975,847
Travelers Insurance Co., 1.410%, 5/1/2003(7)	50,000,000	50,000,000

		358,003,903

Leasing -- 2.3%
Paccar Financial Corp., 1.390%, 5/15/2003	45,000,000	45,028,727
Paccar Financial Corp., 1.420%, 5/15/2003	30,000,000	30,019,875

		75,048,602

Personal Credit -- 7.5%
American Express Credit Corp., 1.336%, 3/27/2003	45,000,000	45,000,000
American Honda Finance Corp., 144A, 1.334%, 4/21/2003(7)(8)	50,000,000	50,000,000
American Honda Finance Corp., 144A, 1.380%, 3/12/2003(7)(8)	25,000,000	25,000,000
Associates Corp. of North America, 1.470%, 3/26/2003	50,000,000	50,000,000
VW Credit, Inc., 1.544%, 4/22/2003(7)(8)	75,000,000	75,139,108

		245,139,108

Telecommunications -- 3.3%
BellSouth Telecommunications, Inc., 1.463%, 3/4/2003	75,000,000	75,000,000
SBC Communications, Inc., 144A, 1.380%, 3/16/2003(7)(8)	35,000,000	35,000,000
		110,000,000

Total Variable-Rate Notes		1,681,361,737

Description	Shares or Principal Amount	Value
Mutual Funds -- 5.0%
American Select Cash Reserve Fund	103,795,981	$103,795,981
Goldman Sachs Financial Square	62,194,579	62,194,579

Total Mutual Funds (Shares at net asset value)		165,990,560

Repurchase Agreements -- 10.7%
Agreement with First Union Securities, Inc., 1.380%, dated 2/28/2003, to be repurchased at $85,009,775 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 7/26/2030	$85,000,000	85,000,000
Agreement with Salomon Smith Barney Holdings, Inc., 1.363%, dated 2/28/2003, to be repurchased at $25,002,840 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 7/1/2035	25,000,000	25,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 1.373%, dated 2/28/2003, to be repurchased at $150,017,163 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 3/15/2038	150,000,000	150,000,000
Agreement with Morgan Stanley & Co., Inc., 1.373%, dated 2/28/2003, to be repurchased at $90,010,298 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 3/15/2036	90,000,000	90,000,000

Total Repurchase Agreements		350,000,000

Total Investments (at amortized cost) -- 99.9%		3,278,739,482

Other Net Assets and Liabilities -- 0.1%		3,871,857

Total Net Assets -- 100.0%		$3,282,611,339

Notes to Portfolio of Investments

Note: The categories of investments are shown as a percentage of net assets for each Fund at February 28, 2003.

(1) Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.

(2) Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(3) Non-income producing.

(4) Current rate and next demand date shown.

(5) Securities held as collateral for dollar roll transactions.

(6) All or a portion of these securities are subject to dollar roll transactions.

(7) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At February 28, 2003, these securities amounted to:

	Amount

		% of Net Assets

Intermediate Bond Fund	$72,205,417	11.2%
Short-Term Income Fund	7,504,480	5.7
Money Market Fund	1,421,429,153	43.3

(8) Denotes a restricted security which has been deemed liquid by criteria approved by the Fund's Board of Directors.

(9) Each issue shows the rate of discount at the time of purchase.

The following acronyms are used throughout this report:
ADR--American Depositary Receipt
FRN--Floating Rate Note
MTN--Medium Term Note
REMIC--Real Estate Mortgage Investment Conduit

Marshall	Cost of Investments for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets

Equity Income Fund	$ 315,937,656	$ (13,515,294)	$ 30,451,202	$ 43,966,496	$ 306,216,321
Large-Cap Growth & Income Fund	205,413,713	19,575,429	34,154,504	14,579,075	225,290,686
Mid-Cap Value Fund	213,676,317	(6,647,851)	15,391,155	22,039,006	207,244,784
Mid-Cap Growth Fund	207,068,333	(20,208,339)	8,891,584	29,099,923	187,172,598
Small-Cap Growth Fund	76,081,179	(4,395,718)	3,878,194	8,273,912	71,521,341
International Stock Fund	278,596,110	(14,868,896)	13,592,455	28,461,351	259,518,060
Government Income Fund	424,464,580	12,918,937	14,669,264	1,750,327	376,984,762
Intermediate Bond Fund	616,513,753	23,078,882	31,147,800	8,068,926	646,962,894
Short-Term Income Fund	131,139,865	390,783	3,564,722	3,173,939	132,206,048
Money Market Fund	3,278,739,482*	--	--	--	3,282,611,339

* at amortized cost

Statements of Assets and Liabilities

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund
Assets:
Investments in securities, at value	$ 297,787,077	$ 221,781,354	$ 201,541,167	$ 166,756,416
Investments in repurchase agreements	4,635,285	3,207,788	5,487,299	20,103,578
Short-term investments held as collateral for securities lending	14,703,500	23,072,500	34,494,043	67,800,457
Cash	--	--	--	--
Cash denominated in foreign currencies (identified cost, $24,602)	--	--	--	--
Income receivable	1,160,606	509,038	330,682	62,172
Receivable for investments sold	3,300,918	--	191,309	3,486,365

Total assets	321,587,386	248,570,680	242,044,500	258,208,988
Liabilities:
Payable for capital stock redeemed	--	--	--	--
Payable to bank	127,737	29,107	10,494	454
Payable for investments purchased	--	--	100,357	3,064,823
Payable on collateral due to broker	14,703,500	23,072,500	34,494,043	67,800,457
Options written, at value (premium received $417,227)	253,325	--	--	--
Payable for income distribution	--	--	--	--
Payable for dollar roll transactions	--	--	--	--
Accrued expenses	286,503	178,387	194,822	170,656

Total liabilities	15,371,065	23,279,994	34,799,716	71,036,390

Total Net Assets	$ 306,216,321	$ 225,290,686	$ 207,244,784	$ 187,172,598

Net Assets Consist of:
Paid-in-capital	328,004,626	270,296,902	212,236,388	296,088,623
Net unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	(13,351,392)	19,575,429	(6,647,851)	(20,208,339)
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	(9,829,797)	(65,185,116)	1,444,978	(88,033,514)
Undistributed net investment income (accumulated net operating loss)	1,392,884	603,471	211,269	(674,172)

Total Net Assets	$ 306,216,321	$ 225,290,686	$ 207,244,784	$ 187,172,598

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$ 10.92	$ 9.51	$ 10.01	$ 9.23
Advisor Class of Shares:
Net Asset Value and Redemption Proceeds Per Share	$ 10.92	$ 9.51	$ 10.01	$ 9.23
Offering Price Per Share	$ 11.59*	$ 10.09*	$ 10.62*	$ 9.79*
Institutional Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	--	--	--	--
Net Assets:
Investor Class of Shares	$ 302,187,570	$ 220,712,862	$ 203,396,850	$ 184,599,661
Advisor Class of Shares	4,028,751	4,577,824	3,847,934	2,572,937
Institutional Class of Shares	--	--	--	--

Total Net Assets	$ 306,216,321	$ 225,290,686	$ 207,244,784	$ 187,172,598

Shares Outstanding:
Investor Class of Shares	27,675,147	23,196,970	20,310,116	20,001,889
Advisor Class of Shares	368,967	481,137	384,218	278,786
Institutional Class of Shares	--	--	--	--

Total Shares Outstanding	28,044,114	23,678,107	20,694,334	20,280,675

Investments, at identified cost	$ 315,937,656	$ 205,413,713	$ 213,676,317	$ 207,068,333

* Computation of offering price per share 100/94.25 of net asset value.

** Computation of offering price per share 100/95.25 of net asset value.

*** Computation of offering price per share 100/98.00 of net asset value.

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Money Market Fund

$ 68,462,368	$ 255,588,214	$ 326,876,157	$ 602,147,695	$ 125,998,331	$ 2,928,739,482
3,223,093	8,139,000	110,507,360	37,444,940	5,532,317	350,000,000
18,532,726	32,537,850	93,274,000	103,173,262	--	--
388	203	5,911	--	194	--
--	24,715	--	--	--	--
23,768	439,587	1,226,405	7,355,217	1,180,580	7,641,460
1,339,872	2,161,900	--	3,029,660	--	--

91,582,215	298,891,469	531,889,833	753,150,774	132,711,422	3,286,380,942

--	1,303,794	--	--	--	--
--	--	--	169,089	--	67,487
1,432,961	5,245,375	18,482,252	--	--	--
18,532,726	32,537,850	93,274,000	103,173,262	--	--
--	--	--	--	--	--
--	--	1,170,462	2,461,135	452,932	2,746,717
--	--	41,712,667	--	--	--
95,187	286,390	265,690	384,394	52,442	955,399

20,060,874	39,373,409	154,905,071	106,187,880	505,374	3,769,603

$ 71,521,341	$ 259,518,060	$ 376,984,762	$ 646,962,894	$ 132,206,048	$ 3,282,611,339

105,494,946	420,252,912	368,443,132	656,556,633	138,834,322	3,283,152,489
(4,395,718)	(14,837,642)	12,939,293	24,773,512	741,687	--
(29,064,587)	(144,913,959)	(3,993,711)	(33,144,912)	(6,998,117)	(541,150)
(513,300)	(983,251)	(403,952)	(1,222,339)	(371,844)	--

$ 71,521,341	$ 259,518,060	$ 376,984,762	$ 646,962,894	$ 132,206,048	$ 3,282,611,339

$ 8.29	$ 7.90	$ 9.74	$ 9.62	$ 9.45	$ 1.00

$ 8.29	$ 7.89	$ 9.74	$ 9.62	$ 9.45	$ 1.00
$ 8.80*	$ 8.37*	$ 10.23**	$ 10.10**	$ 9.92***	$ 1.00

--	$ 7.96	--	--	--	$ 1.00

$ 69,161,218	$ 164,751,005	$ 372,448,859	$ 641,963,601	$ 130,887,190	$ 2,076,354,619
2,360,123	2,847,757	4,535,903	4,999,293	1,318,858	106,302,822
--	91,919,298	--	--	--	1,099,953,898

$ 71,521,341	$ 259,518,060	$ 376,984,762	$ 646,962,894	$ 132,206,048	$ 3,282,611,339

8,345,912	20,859,583	38,243,284	66,746,267	13,850,290	2,076,702,526
284,809	360,880	465,747	519,776	139,554	106,331,429
--	11,547,424	--	--	--	1,100,118,534

8,630,721	32,767,887	38,709,031	67,266,043	13,989,844	3,283,152,489

$ 76,081,179	$ 278,596,110	$ 424,444,224	$ 614,819,123	$ 130,788,961	$ 3,278,739,482

Statements of Operations

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund
Investment Income:
Interest income	$ 77,174(1)	$ 71,353(1)	$ 90,698(1)	$ 190,728(1)
Dividend income	5,459,045	2,207,381(2)	1,406,787(2)	391,992(2)

Total income	5,536,219	2,278,734	1,497,485	582,720

Expenses:
Investment adviser fee	1,218,183	931,286	753,960	743,739
Shareholder services fees--
Investor Class of Shares	401,042	304,689	246,497	244,712
Advisor Class of Shares	5,020	5,740	4,823	3,201
Administrative fees	160,502	124,047	100,528	99,165
Portfolio accounting fees	46,871	41,304	34,590	35,337
Transfer and dividend disbursing agent fees	81,240	87,011	74,283	68,226
Custodian fees	28,640	24,585	20,106	19,833
Registration fees	13,808	13,544	13,045	12,820
Auditing fees	7,294	7,339	7,302	7,294
Legal fees	1,884	1,884	1,884	1,884
Printing and postage	10,804	16,355	9,408	11,904
Directors' fees	3,606	3,606	3,606	3,607
Insurance premiums	1,193	1,129	746	1,017
Distribution services fees--
Advisor Class of Shares	5,020	5,740	4,823	3,201
Miscellaneous	4,654	4,594	3,005	4,153

Total expenses	1,989,761	1,572,853	1,278,606	1,260,093

Deduct--
Waiver of investment adviser fee	--	--	--	--
Waiver of shareholder services fees--
Investor Class of Shares	--	--	--	--
Advisor Class of Shares	(5,020)	(5,740)	(4,823)	(3,201)

Total Waivers	(5,020)	(5,740)	(4,823)	(3,201)

Net expenses	1,984,741	1,567,113	1,273,783	1,256,892

Net investment income (net operating loss)	3,551,478	711,621	223,702	(674,172)

Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency:
Net realized gain (loss) on investment transactions and options (identified cost basis)	(2,944,189)	(20,606,014)	3,999,292	(12,590,797)
Net realized gain (loss) on futures contracts (identified cost basis)	(936,195)	--	--	--
Net realized gain (loss) on foreign currency contracts (identified cost basis)	--	--	277	--
Net change in unrealized appreciation/depreciation on investments, options, futures contracts and foreign currency translation	(31,257,287)	(7,802,451)	(17,130,295)	11,476,054

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	(35,137,671)	(28,408,465)	(13,130,726)	(1,114,743)

Change in net assets resulting from operations	$ (31,586,193)	$ (27,696,844)	$ (12,907,024)	$ (1,788,915)

(1) Including income on securities loaned of $20,865, $32,586, $29,444, $51,659, $14,758, $78,915, $57,389, and $85,470, respectively.

(2) Net of foreign taxes withheld of $2,210, $1,132, $1,789, $2,385 and $188,390, respectively.

(3) Net of dollar roll expense of $775,350.

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Money Market Fund

$ 47,341(1)	$ 79,519(1)	$ 8,967,430(1)(3)	$ 16,786,778(1)	$ 2,735,938	$ 26,123,730
83,400(2)	1,780,579(2)	--	--	--	--

130,741	1,860,098	8,967,430	16,786,778	2,735,938	26,123,730

381,665	1,417,670	1,401,315	1,885,306	363,159	2,310,041

92,413	228,972	461,911	779,931	150,073	2,488,352
3,003	5,233	5,194	5,613	1,243	133,844
38,167	140,877	183,699	294,765	60,527	673,725
28,515	57,552	48,152	58,482	29,258	122,102
56,715	79,103	71,545	67,397	46,381	166,827
7,633	97,504	31,081	43,819	12,105	166,400
11,130	20,910	13,223	14,186	12,715	28,893
7,294	8,232	7,294	7,340	7,310	7,294
1,884	1,884	1,884	1,687	1,884	1,950
9,083	18,844	10,496	8,017	5,954	36,406
3,607	3,606	3,607	3,607	3,607	3,606
615	1,052	1,163	1,662	680	5,804

3,003	5,233	5,194	5,613	1,243	160,613
2,317	4,231	4,666	7,122	2,238	19,015

647,044	2,090,903	2,250,424	3,184,547	698,377	6,324,872

--	(34,712)	(186,842)	(188,531)	(205,790)	(462,008)

--	--	(424,958)	(717,537)	(138,067)	--
(3,003)	(5,233)	(5,194)	(5,613)	(1,243)	--

(3,003)	(39,945)	(616,994)	(911,681)	(345,100)	(462,008)

644,041	2,050,958	1,633,430	2,272,866	353,277	5,862,864

(513,300)	(190,860)	7,334,000	14,513,912	2,382,661	20,260,866

(722,411)	(40,575,320)	4,747,800	4,810,033	174,817	(388,321)
(223,090)	--	--	--	--	--
218	(25,039)	--	--	--	--
(2,810,835)	(3,888,783)	(3,784,502)	8,192,459	442,501	--

(3,756,118)	(44,489,142)	963,298	13,002,492	617,318	(388,321)

$ (4,269,418)	$ (44,680,002)	$ 8,297,298	$ 27,516,404	$ 2,999,979	$ 19,872,545

Statements of Changes in Net Assets

	Equity Income Fund		Large-Cap Growth & Income Fund
	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002
Increase (Decrease) in Net Assets
Operations--
Net investment income (net operating loss)	$ 3,551,478	$ 4,890,124	$ 711,621	$ 34,705
Net realized gain (loss) on investments and options transactions	(2,944,189)	(1,549,327)	(20,606,014)	(18,836,919)
Net realized gain (loss) on futures contracts	(936,195)	(3,125,998)	--	(4,113,431)
Net realized gain (loss) on foreign currency contracts	--	--	--	--
Net change in unrealized appreciation/depreciation of investments, options, futures contracts and foreign currency translation	(31,257,287)	(51,947,249)	(7,802,451)	(64,752,578)

Change in net assets resulting from operations	(31,586,193)	(51,732,450)	(27,696,844)	(87,668,223)

Distributions to Shareholders--
Distributions to shareholders from net investment income
Investor Class of Shares	(2,529,895)	(5,044,081)	(119,681)	(164,935)
Advisor Class of Shares	(31,838)	(53,945)	(2,334)	(2,195)
Institutional Class of Shares	--	--	--	--
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	--	(14,838,709)	--	--
Advisor Class of Shares	--	(144,767)	--	--
Institutional Class of Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(2,561,733)	(20,081,502)	(122,015)	(167,130)

Capital Stock Transactions--
Proceeds from sale of shares	56,796,551	54,966,324	25,505,170	46,470,452
Net asset value of shares issued to shareholders in payment of distributions declared	1,232,319	17,657,653	79,059	107,936
Cost of shares redeemed	(60,536,423)	(76,217,323)	(52,398,767)	(70,501,282)

Change in net assets resulting from capital stock transactions	(2,507,553)	(3,593,346)	(26,814,538)	(23,922,894)

Change in net assets	(36,655,479)	(75,407,298)	(54,633,397)	(111,758,247)
Net Assets:
Beginning of period	342,871,800	418,279,098	279,924,083	391,682,330

End of period	$ 306,216,321	$ 342,871,800	$ 225,290,686	$ 279,924,083

Undistributed net investment income (accumulated net operating loss) included in net assets at end of period	$ 1,392,884	$ 403,139	$ 603,471	$ 13,865

Mid-Cap Value Fund

		Mid-Cap Growth Fund

				Small-Cap Growth Fund

						International Stock Fund
Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002

$ 223,702	$ 268,317	$ (674,172)	$ (2,099,086)	$ (513,300)	$ (1,268,045)	$ (190,860)	$ 1,345,766
3,999,292	(707,386)	(12,590,797)	(68,371,719)	(722,411)	(25,427,634)	(40,575,320)	(59,392,247)
--	(1,778,463)	--	(4,375,822)	(223,090)	683,880	--	--
277	180	--	--	218	656	(25,039)	(882,998)
(17,130,295)	(11,109,533)	11,476,054	(29,473,408)	(2,810,835)	(6,435,693)	(3,888,783)	12,302,179

(12,907,024)	(13,326,885)	(1,788,915)	(104,320,035)	(4,269,418)	(32,446,836)	(44,680,002)	(46,627,300)

(172,252)	(146,095)	--	--	--	--	--	--
(3,414)	(2,090)	--	--	--	--	--	--
--	--	--	--	--	--	--	--

--	(22,874,085)	--	(876,922)	--	(4,821,728)	--	--
--	(351,861)	--	(8,848)	--	(116,211)	--	--
--	--	--	--	--	--	--	--

(175,666)	(23,374,131)	--	(885,770)	--	(4,937,939)	--	--

44,555,891	103,913,966	17,587,630	56,376,558	32,428,170	41,122,184	211,200,760	218,685,271
108,243	22,643,913	--	877,762	--	4,871,257	--	--
(24,546,035)	(64,654,487)	(34,231,700)	(83,212,079)	(36,790,626)	(36,251,186)	(208,914,324)	(229,717,274)

20,118,099	61,903,392	(16,644,070)	(25,957,759)	(4,362,456)	9,742,255	2,286,436	(11,032,003)

7,035,409	25,202,376	(18,432,985)	(131,163,564)	(8,631,874)	(27,642,520)	(42,393,566)	(57,659,303)

200,209,375	175,006,999	205,605,583	336,769,147	80,153,215	107,795,735	301,911,626	359,570,929

$ 207,244,784	$ 200,209,375	$ 187,172,598	$ 205,605,583	$ 71,521,341	$ 80,153,215	$ 259,518,060	$ 301,911,626

$ 211,269	$ 163,233	$ (674,172)	$ --	$ (513,300)	$ --	$ (983,251)	$ (792,391)

Statements of Changes in Net Assets

	Government Income Fund
	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002
Increase (Decrease) in Net Assets
Operations--
Net investment income (net operating loss)	$ 7,334,000	$ 19,565,735
Net realized gain (loss) on investment and options transactions	4,747,800	512,709
Net realized gain (loss) on futures contracts	--	--
Net realized gain (loss) on foreign currency	--	--
Net change in unrealized appreciation (depreciation) of investments, options, futures contracts and foreign currency translation	(3,784,502)	7,386,534

Change in net assets resulting from operations	8,297,298	27,464,978

Distributions to Shareholders--
Distributions to shareholders from net investment income
Investor Class of Shares	(7,650,593)	(19,870,618)
Advisor Class of Shares	(81,199)	(152,957)
Institutional Class of Shares	--	--
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	--	--
Advisor Class of Shares	--	--
Institutional Class of Shares	--	--

Change in net assets resulting from distributions to shareholders	(7,731,792)	(20,023,575)

Capital Stock Transactions--
Proceeds from sale of shares	72,947,991	95,178,601
Net asset value of shares issued to shareholders in payment of distributions declared	3,907,031	12,326,453
Cost of shares redeemed	(81,868,393)	(116,273,076)

Change in net assets resulting from capital stock transactions	(5,013,371)	(8,768,022)

Change in net assets	(4,447,865)	(1,326,619)
Net Assets:
Beginning of period	381,432,627	382,759,246

End of period	$ 376,984,762	$ 381,432,627

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$ (403,952)	$ (6,160)

Intermediate Bond Fund		Short-Term Income Fund		Money Market Fund
Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002

$ 14,513,912	$ 31,523,135	$ 2,382,661	$ 5,673,976	$ 20,260,866	$ 62,351,647
4,810,033	(8,520,585)	174,817	47,525	(388,321)	(7,007)
--	--	--	--	--	--
--	--	--	--	--	--
8,192,459	6,202,161	442,501	(1,316,104)	--	--

27,516,404	29,204,711	2,999,979	4,405,397	19,872,545	62,344,640

(15,696,686)	(33,505,994)	(2,665,108)	(6,239,624)	(12,434,233)	(37,389,606)
(107,921)	(187,339)	(20,755)	(21,027)	(514,134)	(2,174,238)
--	--	--	--	(7,312,499)	(22,787,803)

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

(15,804,607)	(33,693,333)	(2,685,863)	(6,260,651)	(20,260,866)	(62,351,647)

154,819,540	161,234,207	68,484,351	52,784,668	4,689,488,282	10,014,120,035
6,859,555	16,654,681	940,412	3,343,293	5,042,218	16,309,836
(162,201,108)	(181,719,809)	(52,676,602)	(65,233,789)	(4,293,337,102)	(9,888,216,033)

(522,013)	(3,830,921)	16,748,161	(9,105,828)	401,193,398	142,213,838

11,189,784	(8,319,543)	17,062,277	(10,961,082)	400,805,077	142,206,831

635,773,110	644,092,653	115,143,771	126,104,853	2,881,806,262	2,739,599,431

$ 646,962,894	$ 635,773,110	$ 132,206,048	$ 115,143,771	$ 3,282,611,339	$ 2,881,806,262

$ (1,222,339)	$ 68,356	$ (371,844)	$ (68,642)	$ --	$ --

Year Ended August 31,	Net asset value, beginning of period	Net investment income (net operating loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
										Expenses	Net investment income (net operating loss)	Expense waiver(2)
Equity Income Fund
1999(3)	$ 15.88	0.16	0.81	0.97	(0.14)	--	(0.14)	$ 16.71	6.13%	1.17%(4)	1.68%(4)	0.25%(4)	$ 755	72%
2000	$ 16.71	0.23	(0.73)	(0.50)	(0.23)	(1.36)	(1.59)	$ 14.62	(2.80)%	1.16%	1.55%	0.25%	$ 2,081	98%
2001	$ 14.62	0.16	0.16	0.32	(0.14)	(0.10)	(0.24)	$ 14.70	2.20%	1.19%	1.09%	0.25%	$ 3,628	78%
2002	$ 14.70	0.14	(1.99)	(1.85)	(0.18)	(0.55)	(0.73)	$ 12.12	(13.16)%	1.20%	1.30%	0.25%	$ 4,360	50%
2003(5)	$ 12.12	0.12	(1.23)	(1.11)	(0.09)	--	(0.09)	$ 10.92	(9.19)%	1.22%(4)	2.20%(4)	0.25%(4)	$ 4,029	27%
Large-Cap Growth & Income Fund
1999(3)	$ 16.34	0.02	1.14	1.16	(0.02)	--	(0.02)	$ 17.48	7.08%	1.20%(4)	0.15%(4)	0.25%(4)	$ 912	32%
2000	$ 17.48	0.03	2.72	2.75	(0.02)	(0.99)	(1.01)	$ 19.22	16.35%	1.18%	0.14%	0.25%	$ 3,615	71%
2001	$ 19.22	0.01	(4.66)	(4.65)	(0.01)	(0.81)	(0.82)	$ 13.75	(24.79)%	1.19%	0.05%	0.25%	$ 4,771	63%
2002	$ 13.75	0.01	(3.16)	(3.15)	(0.01)	--	(0.01)	$ 10.59	(22.94)%	1.21%	0.01%	0.25%	$ 4,964	62%
2003(5)	$ 10.59	0.03	(1.10)	(1.07)	(0.01)	--	(0.01)	$ 9.51	(10.15)%	1.26%(4)	0.59%(4)	0.25%(4)	$ 4,578	31%
Mid-Cap Value Fund
1999(3)	$ 10.77	0.05	0.62	0.67	(0.04)	--	(0.04)	$ 11.40	6.22%	1.26%(4)	0.71%(4)	0.25%(4)	$ 356	90%
2000	$ 11.40	0.09	0.79	0.88	(0.05)	(1.38)	(1.43)	$ 10.85	9.29%	1.33%	1.04%	0.25%	$ 1,054	94%
2001	$ 10.85	0.02	2.62	2.64	(0.07)	(0.70)	(0.77)	$ 12.72	25.80%	1.30%	0.17%	0.25%	$ 2,288	104%
2002	$ 12.72	0.02	(0.40)	(0.38)	(0.01)	(1.68)	(1.69)	$ 10.65	(4.25)%	1.26%	0.13%	0.25%	$ 3,956	44%
2003(5)	$ 10.65	0.01	(0.64)	(0.63)	(0.01)	--	(0.01)	$ 10.01	(5.93)%	1.27%(4)	0.22%(4)	0.25%(4)	$ 3,848	20%
Mid-Cap Growth Fund
1999(3)	$ 15.13	(0.02)	2.17	2.15	--	--	--	$ 17.28	14.21%	1.21%(4)	(0.74)%(4)	0.25%(4)	$ 278	173%
2000	$ 17.28	(0.16)(6)	12.00	11.84	--	(1.69)	(1.69)	$ 27.43	71.91%	1.18%	(0.63)%	0.25%	$ 2,726	108%
2001	$ 27.43	(0.06)(6)	(8.67)	(8.73)	--	(4.97)	(4.97)	$ 13.73	(34.17)%	1.19%	(0.39)%	0.25%	$ 3,051	118%
2002	$ 13.73	(0.09)(6)	(4.29)	(4.38)	--	(0.04)	(0.04)	$ 9.31	(32.01)%	1.24%	(0.73)%	0.25%	$ 2,596	167%
2003(5)	$ 9.31	(0.03)	(0.05)	(0.08)	--	--	--	$ 9.23	(0.86)%	1.27%(4)	(0.68)%(4)	0.25%(4)	$ 2,573	58%
Small-Cap Growth Fund
1999(3)	$ 12.73	(0.02)	(0.33)	(0.35)	--	--	--	$ 12.38	(2.75)%	1.59%(4)	(1.03)%(4)	0.25%(4)	$ 394	219%
2000	$ 12.38	(0.18)(6)	7.03	6.85	--	(0.41)	(0.41)	$ 18.82	56.14%	1.59%	(1.02)%	0.25%	$ 1,771	105%
2001	$ 18.82	(0.08)(6)	(4.52)	(4.60)	--	(1.63)	(1.63)	$ 12.59	(24.23)%	1.58%	(0.70)%	0.25%	$ 2,399	287%
2002	$ 12.59	(0.14)(6)	(3.12)	(3.26)	--	(0.58)	(0.58)	$ 8.75	(27.23)%	1.63%	(1.21)%	0.25%	$ 2,440	292%
2003(5)	$ 8.75	(0.06)	(0.40)	(0.46)	--	--	--	$ 8.29	(5.26)%	1.69%(4)	(1.34)%(4)	0.25%(4)	$ 2,360	120%
International Stock Fund
1999(3)	$ 12.69	0.00 (7)	1.14	1.14	--	--	--	$ 13.83	8.98%	1.50%(4)	0.13%(4)	0.27%(4)	$ 429	182%
2000	$ 13.83	(0.05)(6)	4.08	4.03	(0.17)	(1.36)	(1.53)	$ 16.33	28.11%	1.51%	(0.32)%	0.27%	$ 2,184	225%
2001	$ 16.33	0.04 (6)	(4.03)	(3.99)	--	(1.61)	(1.61)	$ 10.73	(26.36)%	1.46%	0.34%	0.27%	$ 3,555	156%
2002	$ 10.73	0.03 (6)	(1.46)	(1.43)	--	--	--	$ 9.30	(13.33)%	1.49%	0.30%	0.27%	$ 4,183	83%
2003(5)	$ 9.30	(0.01)(6)	(1.40)	(1.41)	--	--	--	$ 7.89	(15.16)%	1.53%(4)	(0.16)%(4)	0.27%(4)	$ 2,848	60%
Government Income Fund
1999(3)	$ 9.61	0.34	(0.39)	(0.05)	(0.34)	--	(0.34)	$ 9.22	(0.56)%	1.09%(4)	5.55%(4)	0.36%(4)	$ 754	232%
2000	$ 9.22	0.55	(0.02)	0.53	(0.55)	--	(0.55)	$ 9.20	5.96%	1.08%	6.06%	0.35%	$ 1,491	192%
2001	$ 9.20	0.55	0.33	0.88	(0.55)	--	(0.55)	$ 9.53	9.77%	1.10%	5.81%	0.35%	$ 2,451	122%
2002	$ 9.53	0.47 (6)(8)	0.20 (8)	0.67	(0.48)	--	(0.48)	$ 9.72	7.25%	1.10%	4.90%(8)	0.35%	$ 3,839	76%
2003(5)	$ 9.72	0.18	0.03	0.21	(0.19)	--	(0.19)	$ 9.74	2.16%	1.10%(4)	3.69%(4)	0.35%(4)	$ 4,536	241%
Intermediate Bond Fund
1999(3)	$ 9.53	0.35	(0.36)	(0.01)	(0.35)	--	(0.35)	$ 9.17	(0.09)%	0.94%(4)	5.79%(4)	0.31%(4)	$ 953	181%
2000	$ 9.17	0.55	(0.01)	0.54	(0.55)	--	(0.55)	$ 9.16	6.10%	0.93%	6.12%	0.31%	$ 1,969	243%
2001	$ 9.16	0.53	0.35	0.88	(0.53)	--	(0.53)	$ 9.51	9.89%	0.95%	5.67%	0.31%	$ 3,230	273%
2002	$ 9.51	0.45 (6)(8)	(0.04)(8)	0.41	(0.48)	--	(0.48)	$ 9.44	4.46%	0.95%	4.77%(8)	0.31%	$ 4,255	187%
2003(5)	$ 9.44	0.21	0.20	0.41	(0.23)	--	(0.23)	$ 9.62	4.35%	0.95%(4)	4.40%(4)	0.31%(4)	$ 4,999	148%
Short-Term Income Fund
2001(9)	$ 9.26	0.46	0.28	0.74	(0.46)	--	(0.46)	$ 9.54	8.15%	0.76%(4)	5.68%(4)	0.59%(4)	$ 97	79%
2002	$ 9.54	0.39 (6)(8)	(0.06)(8)	0.33	(0.45)	--	(0.45)	$ 9.42	3.53%	0.79%	4.21%(8)	0.59%	$ 824	54%
2003(5)	$ 9.42	0.17	0.06	0.23	(0.20)	--	(0.20)	$ 9.45	2.43%	0.81%(4)	3.71%(4)	0.59%(4)	$ 1,319	25%
Money Market Fund
1998	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	5.19%	0.71%	5.12%	0.25%	$ 105,125	--
1999	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	4.67%	0.71%	4.57%	0.25%	$ 118,352	--
2000	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	5.56%	0.74%	5.44%	0.16%	$ 140,787	--
2001	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	5.00%	0.76%	4.90%	0.05%	$ 127,707	--
2002	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)	$ 1.00	1.69%	0.75%	1.69%	0.04%	$ 113,662	--
2003(5)	$ 1.00	0.00 (7)	--	0.00 (7)	(0.00)(7)	--	(0.00)(7)	$ 1.00	0.48%	0.75%(4)	0.95%(4)	0.03%(4)	$ 106,303	--

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios.

(3) Reflects operations for the period from December 31, 1998 (start of performance) to August 31, 1999.

(4) Computed on an annualized basis.

(5) For the six months ended February 28, 2003 (unaudited).

(6) Per share information is based on average shares outstanding.

(7) Amount represents less than $0.01 per share.

(8) Effective September 1, 2001, the Government Income Fund, Intermediate Bond Fund and Short-Term Income Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was as follows:

	Net Investment Income per Share	Net Realized/Unrealized Gain/Loss per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
Government Income Fund	$(0.01)	$ 0.01	(0.12)%
Intermediate Bond Fund	(0.03)	0.03	(0.32)
Short-Term Income Fund	(0.04)	0.04	(0.40)

Per share, ratios and supplemental data for periods prior September 1, 2001 have not been restated to reflect this change in presentation.

(9) Reflects operations for the period from October 31, 2000 (start of performance) to August 31, 2001.

Notes to Financial Statements

1. Organization

Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, (the "Act"), as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds"), ten of which are presented herein:

Portfolio Name	Investment Objective
Marshall Equity Income Fund ("Equity Income Fund")	To provide capital appreciation and above-average dividend income.

Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth & Income Fund")	To provide capital appreciation and income.

Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund")	To provide capital appreciation.

Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund")	To provide capital appreciation.

Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund")	To provide capital appreciation.

Marshall International Stock Fund ("International Stock Fund")	To provide capital appreciation.

Marshall Government Income Fund ("Government Income Fund")	To provide current income.

Marshall Intermediate Bond Fund ("Intermediate Bond Fund")	To maximize total return consistent with current income.

Marshall Short-Term Income Fund ("Short-Term Income Fund")	To maximize total return consistent with current income.

Marshall Money Market Fund ("Money Market Fund")	To provide current income consistent with stability of principal.

The Funds are offered in two classes of shares: Investor Class of Shares and Advisor Class of Shares. International Stock Fund and Money Market Fund offer three classes of shares: Investor Class of Shares, Advisor Class of Shares and Institutional Class of Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Financial Highlights of Investor Class of Shares and Institutional Class of Shares of the Funds are presented in separate semi-annual reports.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gain and Losses--All premiums and discount on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Change in Accounting Policy--Effective September 1, 2001 the Corporation adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Funds to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage-backed securities (pay-down gains and losses) as part of investment income.

Upon initial adoption, the Funds adjusted their cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Funds' net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effects to the Funds resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of investment income on the financial statements are as follows:

	As of September 1, 2001			For the Year Ended August 31, 2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Investment Income	Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)
Government Income Fund	$ 41,338	$ (427,302)	$ 468,640	$ (451,297)	$ (19,790)	$ 471,087
Intermediate Bond Fund	(258,062)	(1,788,825)	1,530,763	(2,005,509)	978,504	1,027,005
Short-Term Income Fund	(19,907)	(333,171)	313,264	(504,599)	122,704	381,895

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes--It is the Funds' policy to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts--Equity Income, Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At February 28, 2003, the Funds had no outstanding futures contracts.

Written Options Contracts--Equity Income Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, for the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended February 28, 2003, the Equity Income Fund had $602,094 in realized gain on written options.

The following is a summary of the Equity Income Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/02	3,989	$ 390,950
Options written	15,701	1,269,458
Options expired	(9,343)	(819,300)
Options closed	(4,902)	(423,881)
Outstanding @ 2/28/03	5,445	$ 417,227

At February 28, 2003, the Equity Income Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
Eastman Kodak Co.	Call	April 2003	$ 45.00	235	$ 2,350	$ 15,979
United Technologies Corp.	Call	March 2003	70.00	230	1,150	20,239
AT&T Corp.	Put	March 2003	17.50	600	18,000	16,549
Abbott Labs	Put	April 2003	32.50	400	29,000	9,799
Albertson's, Inc.	Put	March 2003	17.50	380	10,450	4,370
Coca Cola Co.	Put	March 2003	37.50	300	8,250	22,349
Eastman Kodak Co.	Put	April 2003	25.00	400	16,000	3,199
Home Depot Inc.	Put	May 2003	17.50	650	13,000	40,948
Ishares Trust	Put	March 2003	40.00	450	10,125	25,474
Ishares Trust	Put	April 2003	40.00	550	34,375	11,274
Sears Roebuck & Co.	Put	April 2003	20.00	500	65,000	(36,001)
Stanley Works	Put	April 2003	25.00	400	36,000	20,798
Union Pac Corp	Put	March 2003	50.00	350	9,625	8,925

Net Unrealized Appreciation on Written Options Contracts				5,445		$ 163,902

Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The International Stock Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the International Stock Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Stock Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of February 28, 2003, International Stock Fund had no outstanding foreign currency exchange contracts.

Foreign Currency Translation--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

Information regarding dollar roll transactions for the Government Income Fund for the six months ended February 28, 2003 was as follows:

Maximum amount outstanding during the period	$ 61,957,007
Average amount outstanding during the period[1]	$ 39,269,811
Average monthly shares outstanding during the period	38,754,498
Average debt per share outstanding during the period	1.01

(1) The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in six months ended February 28, 2003.

Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day's market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to Marshall & Ilsley Trust Company N.A. ("M&I Trust") for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund's securities may be invested jointly with collateral received for loans of other Funds' securities.

As of February 28, 2003, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
Equity Income Fund	$ 14,411,144	$ 14,703,500	$ 14,703,500
Large-Cap Growth & Income Fund	22,603,131	23,072,500	23,072,500
Mid-Cap Value Fund	33,048,922	34,494,043	34,494,043
Mid-Cap Growth Fund	64,473,781	67,800,457	67,800,457
Small-Cap Growth Fund	17,867,115	18,532,726	18,532,726
International Stock Fund	30,968,803	32,537,850	32,537,850
Government Income Fund	91,238,475	93,274,000	93,274,000
Intermediate Bond Fund	99,206,541	103,173,262	103,173,262

Individual reinvested cash collateral securities at February 28, 2003 are as follows:

Investments	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Total
Provident Money Market Fund	$ 58,010	$ 91,025	$ 136,087	$ 267,489	$ 73,116	$ 128,370	$ 367,987	$ 407,043	$ 1,529,127
Merrimac Money Market Fund	1,863,624	2,924,369	4,372,015	8,593,501	2,348,966	4,124,073	11,822,195	13,076,897	49,125,640
Dreyfus Cash Management Plus MMKT	1,888,389	2,963,230	4,430,112	8,707,696	2,380,181	4,178,876	11,979,295	13,250,670	49,778,449
JP Morgan Master Note	758,717	1,190,568	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,857	20,000,000
MetLife Funding Agreement	758,717	1,190,568	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,857	20,000,000
Wisconsin Public Service Master Note	379,359	595,284	889,966	1,749,290	478,155	839,495	2,406,522	2,661,929	10,000,000
Monumental Life Insurance Master Note	569,038	892,925	1,334,949	2,623,936	717,232	1,259,243	3,609,783	3,992,894	15,000,000
Homeside Lending Inc.	379,822	596,010	891,052	1,751,426	478,739	840,520	2,409,461	2,665,180	10,012,210
Syndicated Loan Fund	568,953	892,792	1,334,749	2,623,542	717,125	1,259,054	3,609,242	3,992,293	14,997,750
Merrill Lynch & Co.	758,717	1,190,567	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,858	20,000,000
BMW US Capital LLC	758,717	1,190,567	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,858	20,000,000
Wells Fargo & Company	379,359	595,284	889,966	1,749,290	478,155	839,495	2,406,522	2,661,929	10,000,000
Wisconsin Energy Corp. C/P	840,349	1,318,663	1,971,439	3,875,001	1,059,201	1,859,636	5,330,891	5,896,664	22,151,844
Goldman Sachs Group	758,717	1,190,567	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,858	20,000,000
John Deere Capital Corp.	568,967	892,813	1,334,781	2,623,606	717,142	1,259,085	3,609,331	3,992,393	14,998,118
Jackson National Life Global	758,535	1,190,282	1,779,505	3,497,741	956,080	1,678,587	4,811,890	5,322,580	19,995,200
American Express Centurion	758,717	1,190,568	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,857	20,000,000
American Express Credit	758,717	1,190,568	1,779,932	3,498,581	956,310	1,678,990	4,813,045	5,323,857	20,000,000
Canadian IMP BK Comm	569,038	892,925	1,334,949	2,623,936	717,232	1,259,243	3,609,783	3,992,894	15,000,000
General Electric Capital Corp.	569,038	892,925	1,334,949	2,623,936	717,232	1,259,243	3,609,783	3,992,894	15,000,000

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Intermediate Bond Fund's and Short-Term Income Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The Money Market Fund's restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Short-Term Income Fund at February 28, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost
Osprey Trust	9/16/1999	$ 2,000,000
Regional Jet Equipment Trust	2/2/2000	707,606

Additional information on each illiquid restricted security held by the Money Market Fund at February 28, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost
GE Life & Annuity Assurance Co.	4/22/2000	$ 75,000,000
Monumental Life Insurance Co.	8/2/1993-11/30/1993	40,000,000
Monumental Life Insurance Co.	10/15/1996	10,000,000
Monumental Life Insurance Co.	1/4/2000	25,000,000
Travelers Insurance Co.	1/19/2001	50,000,000

Other--Investment transactions are accounted for on a trade date basis.

3. Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2003, the capital paid-in was as follows:

Fund	Capital Paid-In
Equity Income Fund	$ 328,004,626
Large-Cap Growth & Income Fund	270,296,902
Mid-Cap Value Fund	212,236,388
Mid-Cap Growth Fund	296,088,623
Small-Cap Growth Fund	105,494,946
International Stock Fund	420,252,912
Government Income Fund	368,443,132
Intermediate Bond Fund	656,556,633
Short-Term Income Fund	138,834,322
Money Market Fund	3,283,152,489

Transactions in capital stock were as follows:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
	Shares	Amount	Shares	Amount
EQUITY INCOME FUND--INVESTOR CLASS
Shares sold	4,859,007	$55,989,194	3,954,436	$52,646,401
Shares issued to shareholders in payment of distributions declared	105,454	1,201,904	1,256,721	17,467,488
Shares redeemed	(5,216,119)	(59,821,539)	(5,489,769)	(75,258,161)

Net change resulting from Investor Class of Shares transactions	(251,658)	$(2,630,441)	(278,612)	$(5,144,272)

EQUITY INCOME FUND--ADVISOR CLASS
Shares sold	69,910	$807,357	169,201	$2,319,923
Shares issued to shareholders in payment of distributions declared	2,668	30,415	13,715	190,165
Shares redeemed	(63,308)	(714,884)	(70,025)	(959,162)

Net change resulting from Advisor Class of Shares transactions	9,270	$122,888	112,891	$1,550,926

Net change resulting from Fund Share transactions	(242,388)	$(2,507,553)	(165,721)	$(3,593,346)

LARGE-CAP GROWTH & INCOME FUND--INVESTOR CLASS
Shares sold	2,472,828	$24,811,100	3,423,301	$43,997,592
Shares issued to shareholders in payment of distributions declared	7,743	76,426	8,575	105,741
Shares redeemed	(5,243,252)	(51,839,124)	(5,616,030)	(69,582,834)

Net change resulting from Investor Class of Shares transactions	(2,762,681)	$(26,951,598)	(2,184,154)	$(25,479,501)

LARGE-CAP GROWTH & INCOME FUND--ADVISOR CLASS
Shares sold	69,346	$694,070	195,011	$2,472,860
Shares issued to shareholders in payment of distributions declared	266	2,633	264	2,195
Shares redeemed	(57,207)	(559,643)	(73,575)	(918,448)

Net change resulting from Advisor Class of Shares transactions	12,405	$137,060	121,700	$1,556,607

Net change resulting from Fund Share transactions	(2,750,276)	$(26,814,538)	(2,062,454)	$(23,922,894)

MID-CAP VALUE FUND--INVESTOR CLASS
Shares sold	4,219,783	$44,061,024	8,526,115	$101,629,669
Shares issued to shareholders in payment of distributions declared	10,280	104,948	1,892,346	22,305,472
Shares redeemed	(2,350,441)	(24,186,305)	(5,564,460)	(64,311,133)

Net change resulting from Investor Class of Shares transactions	1,879,622	$19,979,667	4,854,001	$59,624,008

MID-CAP VALUE FUND--ADVISOR CLASS
Shares sold	48,087	$494,867	192,014	$2,284,297
Shares issued to shareholders in payment of distributions declared	323	3,295	28,716	338,441
Shares redeemed	(35,665)	(359,730)	(29,133)	(343,354)

Net change resulting from Advisor Class of Shares transactions	12,745	$138,432	191,597	$2,279,384

Net change resulting from Fund Share transactions	1,892,367	$20,118,099	5,045,598	$61,903,392

MID-CAP GROWTH FUND--INVESTOR CLASS
Shares sold	1,839,100	$17,304,296	4,502,457	$55,289,872
Shares issued to shareholders in payment of distributions declared	--	--	62,977	869,078
Shares redeemed	(3,634,027)	(33,957,075)	(7,078,048)	(82,822,587)

Net change resulting from Investor Class of Shares transactions	(1,794,927)	$(16,652,779)	(2,512,614)	$(26,663,637)

MID-CAP GROWTH FUND--ADVISOR CLASS
Shares sold	29,822	$283,334	89,447	$1,086,686
Shares issued to shareholders in payment of distributions declared	--	--	629	8,684
Shares redeemed	(29,704)	(274,625)	(33,654)	(389,492)

Net change resulting from Advisor Class of Shares transactions	118	$8,709	56,422	$705,878

Net change resulting from Fund Share transactions	(1,794,809)	$(16,644,070)	(2,456,192)	$(25,957,759)

SMALL-CAP GROWTH FUND--INVESTOR CLASS
Shares sold	3,611,053	$32,029,139	3,415,230	$38,996,606
Shares issued to shareholders in payment of distributions declared	--	--	386,177	4,757,712
Shares redeemed	(4,144,740)	(36,455,131)	(3,291,813)	(35,067,094)

Net change resulting from Investor Class of Shares transactions	(533,687)	$(4,425,992)	509,594	$8,687,224

SMALL-CAP GROWTH FUND--ADVISOR CLASS
Shares sold	45,396	$399,031	182,325	$2,125,578
Shares issued to shareholders in payment of distributions declared	--	--	9,216	113,545
Shares redeemed	(39,396)	(335,495)	(103,222)	(1,184,092)

Net change resulting from Advisor Class of Shares transactions	6,000	$63,536	88,319	$1,055,031

Net change resulting from Fund Share transactions	(527,687)	$(4,362,456)	597,913	$9,742,255

INTERNATIONAL STOCK FUND--INVESTOR CLASS
Shares sold	20,295,727	$170,791,982	17,636,158	$174,748,741
Shares redeemed	(20,433,775)	(173,272,774)	(19,632,221)	(194,599,116)

Net change resulting from Investor Class of Shares transactions	(138,048)	$(2,480,792)	(1,996,063)	$(19,850,375)

INTERNATIONAL STOCK FUND--ADVISOR CLASS
Shares sold	2,786,745	$23,916,305	1,430,452	$14,109,749
Shares redeemed	(2,875,438)	(24,845,316)	(1,312,246)	(13,240,261)

Net change resulting from Advisor Class of Shares transactions	(88,693)	$(929,011)	118,206	$869,488

INTERNATIONAL STOCK FUND--INSTITUTIONAL CLASS
Shares sold	1,938,397	$$16,492,473	2,973,838	$29,826,781
Shares redeemed	(1,300,020)	(10,796,234)	(2,217,162)	(21,877,897)

Net change resulting from Institutional Class of Shares transactions	638,377	$$5,696,239	756,676	$7,948,884

Net change resulting from Fund Share transactions	411,636	$$2,286,436	(1,121,181)	$(11,032,003)

GOVERNMENT INCOME FUND--INVESTOR CLASS
Shares sold	7,392,836	$71,919,632	9,619,972	$92,152,089
Shares issued to shareholders in payment of distributions declared	395,156	3,846,795	1,273,586	12,197,150
Shares redeemed	(8,376,959)	(81,470,975)	(11,955,890)	(114,431,983)

Net change resulting from Investor Class of Shares transactions	(588,967)	$(5,704,548)	(1,062,332)	$(10,082,744)

GOVERNMENT INCOME FUND--ADVISOR CLASS
Shares sold	105,734	$1,028,359	316,703	$3,026,512
Shares issued to shareholders in payment of distributions declared	6,188	60,236	13,493	129,303
Shares redeemed	(40,938)	(397,418)	(192,551)	(1,841,093)

Net change resulting from Advisor Class of Shares transactions	70,984	$691,177	137,645	$1,314,722

Net change resulting from Fund Share transactions	(517,983)	$(5,013,371)	(924,687)	$(8,768,022)

INTERMEDIATE BOND FUND--INVESTOR CLASS
Shares sold	16,272,298	$153,900,704	16,880,357	$158,501,362
Shares issued to shareholders in payment of distributions declared	714,998	6,775,689	1,756,483	16,480,250
Shares redeemed	(17,130,897)	(161,853,677)	(19,133,698)	(179,853,591)

Net change resulting from Investor Class of Shares transactions	(143,601)	$(1,177,284)	(496,858)	$(4,871,979)

INTERMEDIATE BOND FUND--ADVISOR CLASS
Shares sold	97,090	$918,836	291,333	$2,732,845
Shares issued to shareholders in payment of distributions declared	8,850	83,866	18,596	174,431
Shares redeemed	(36,862)	(347,431)	(198,831)	(1,866,218)

Net change resulting from Advisor Class of Shares transactions	69,078	$655,271	111,098	$1,041,058

Net change resulting from Fund Share transactions	(74,523)	$(522,013)	(385,760)	$(3,830,921)

SHORT-TERM INCOME FUND--INVESTOR CLASS
Shares sold	7,213,383	$67,901,280	5,454,176	$51,537,360
Shares issued to shareholders in payment of distributions declared	98,293	924,918	353,190	3,323,105
Shares redeemed	(5,592,024)	(52,568,801)	(6,890,903)	(64,691,429)

Net change resulting from Investor Class of Shares transactions	1,719,652	$16,257,397	(1,083,537)	$(9,830,964)

SHORT-TERM INCOME FUND--ADVISOR CLASS
Shares sold	61,940	$583,071	133,339	$1,247,308
Shares issued to shareholders in payment of distributions declared	1,647	15,494	2,153	20,188
Shares redeemed	(11,495)	(107,801)	(58,185)	(542,360)

Net change resulting from Advisor Class of Shares transactions	52,092	$490,764	77,307	$725,136

Net change resulting from Fund Share transactions	1,771,744	$16,748,161	(1,006,230)	$(9,105,828)

MONEY MARKET FUND--INVESTOR CLASS
Shares sold	2,602,668,703	$2,602,668,703	5,427,591,574	$5,427,591,574
Shares issued to shareholders in payment of distributions declared	3,103,573	3,103,573	11,415,196	11,415,196
Shares redeemed	(2,387,119,653)	(2,387,119,653)	(5,278,253,683)	(5,278,253,683)

Net change resulting from Investor Class of Shares transactions	218,652,623	$218,652,623	160,753,087	$160,753,087

MONEY MARKET FUND--ADVISOR CLASS
Shares sold	101,165,558	$101,165,558	281,645,796	$281,645,796
Shares issued to shareholders in payment of distributions declared	455,183	455,183	2,132,999	2,132,999
Shares redeemed	(108,963,372)	(108,963,372)	(297,823,697)	(297,823,697)

Net change resulting from Advisor Class of Shares transactions	(7,342,631)	$(7,342,631)	(14,044,902)	$(14,044,902)

MONEY MARKET FUND--INSTITUTIONAL CLASS
Shares sold	1,985,654,021	$1,985,654,021	4,304,882,665	$4,304,882,665
Shares issued to shareholders in payment of distributions declared	1,483,462	1,483,462	2,761,641	2,761,641
Shares redeemed	(1,797,254,077)	(1,797,254,077)	(4,312,138,653)	(4,312,138,653)

Net change resulting from Institutional Class of Shares transactions	189,883,406	$189,883,406	(4,494,347)	$(4,494,347)

Net change resulting from Fund Share transactions	401,193,398	$401,193,398	142,213,838	$142,213,838

4. Federal Tax Information

At August 31, 2002, the Funds had capital loss carryforwards, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

	Capital Loss Carryforward to Expire in
Fund	2003	2004	2005	2006	2007	2008	2009	2010	Total
Equity Income Fund	$ --	$ --	$ --	$ --	$ --	$ --	$ --	$ 3,315,209	$ 3,315,209
Large Cap Growth & Income Fund	--	--	--	--	--	--	4,529,087	19,615,825	24,144,912
Mid-Cap Value Fund	--	--	--	--	--	--	--	405,788	405,788
Mid-Cap Growth Fund	--	--	--	--	--	--	--	6,610,904	6,610,904
Small Cap Growth Fund	--	--	--	--	--	--	--	4,808,611	4,808,611
International Stock Fund	--	--	--	--	--	--	2,042,934	63,689,740	65,732,674
Government Income Fund	--	--	--	--	--	8,554,228	--	--	8,554,228
Intermediate Bond Fund	10,386,677	6,100,494	--	--	--	2,990,074	--	6,283,428	25,760,673
Short-Term Income Fund	1,898,650	556,158	545,815	618,371	952,637	222,218	928,524	944,182	6,666,555
Money Market Fund	--	--	--	--	--	--	--	145,822	145,822

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
Equity Income Fund	0.75%
Large-Cap Growth & Income Fund	0.75%
Mid-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%
Government Income Fund	0.75%
Intermediate Bond Fund	0.60%
Short-Term Income Fund	0.60%
Money Market Fund	0.15%

International Stock Fund's sub-adviser is BPI Global Asset Management LLP (the "Sub-Adviser"). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

Administrative Fee--M&I Trust, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust is based on each Fund's average daily net assets as follows:

Maximum Fee	Fund's Average Daily Net Assets
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

Federated Administrative Services is the sub-administrator and will be paid by M&I Trust, not by the Funds.

Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of shares of the Funds' Advisor Class of Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of Funds' Advisor Class of Shares (except Money Market Fund's Advisor Class of Shares which may accrue up to 0.30%) annually, to compensate Edgewood Services, Inc.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Marshall Investor Services ("MIS"), a division of M&I Trust, each Fund will pay MIS up to 0.25% of average daily net assets of the Funds' Investor and Advisor Class of Shares for the period. The fee paid to MIS is used to finance certain services for shareholders and to maintain shareholder accounts. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary Federated Shareholders Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--M&I Trust is the Funds' custodian. M&I Trust receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

General--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees, of one or more of the above companies.

6. Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities, for the six months ended February 28, 2003, were as follows:

Fund	Purchases	Sales
Equity Income Fund	$ 87,910,615	$ 87,313,615
Large-Cap Growth & Income Fund	75,667,706	109,210,301
Mid-Cap Value Fund	58,420,536	38,459,655
Mid-Cap Growth Fund	103,871,007	126,589,445
Small-Cap Growth Fund	87,886,920	93,194,820
International Stock Fund	167,567,881	171,501,697
Intermediate Bond Fund	225,708,696	121,278,210
Short-Term Income Fund	22,648,283	11,167,738

Purchases and sales of long-term U.S. government securities, for the six months ended February 28, 2003, were as follows:

Fund	Purchases	Sales
Government Income Fund	$ 857,060,843	$ 914,570,110
Intermediate Bond Fund	660,359,523	763,362,705
Short-Term Income Fund	19,131,143	17,877,405

7. Line of Credit

Marshall Funds, Inc., on behalf of its respective Funds (expect for the Money Market Fund) entered into a $50,000,000 unsecured, committed revolving line of credit ("LOC") agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charge interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the six months ended February 28, 2003.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning each
Fund's objective and policies, management fees, expenses, and other information.

[Logo of Marshall Funds]

Marshall Investor Services
P.O. Box 1348
Milwaukee,Wisconsin 53201-1348
800-580-FUND(3863)
TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com
Edgewood Services, Inc., Distributor G01126-02 (4/03)
M&I Investment Management Corp., Investment Adviser
©2003 Marshall Funds, Inc.

321-313

[Logo of Marshall Funds]

The Marshall Funds Family

Semi-Annual Report

The Institutional Class of Shares

(Class I)

  Marshall International Stock Fund

FEBRUARY 28, 2003

President's Message	1
Commentary	2
Financial Information
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10

[Logo of Marshall Funds]

Dear Marshall Fund Shareholder:

Good relative performance of your mutual fund investments can provide only so much comfort. A top-ranked fund with a negative return still feels like another step away from the accomplishment of your financial goals. Our higher-net-worth and institutional clients are hearing the siren songs of hedge funds and other alternative investments. Cash investments are at all time highs despite negative returns after inflation and taxes. Even IRA account owners are looking at annuity solutions for the allusive panacea of investing: stable, long-term, high, positive returns. In other words, markets that only go up dramatically without risk.

We do not offer such panaceas at the Marshall Funds or at its adviser, M&I Investment Management Corp. Allow us to provide some perspective on our commitment to the use of mutual funds in fully diversified portfolios.

Each senior officer of M&I Investment Management Corp. has almost 25 years of investment industry experience. We were front row observers of the Savings & Loan debacle that cost U.S. taxpayers over $200 billion. We followed the real estate joint venture craze all the way to its current penny-on-the-dollar trading on the internet. We watched the granddaddy of all hedge funds, Long-Term Capital Management, and its "orderly liquidation" by the Federal Reserve Board.

We take no glee in watching these disasters; the ripples to us as taxpayers and investors were rough waters, to say the least. We also believe that alternative investments and annuities can be appropriate in the right circumstances, with a complete understanding of benefits and risks, and if you are charged a fair price.

We are puzzled, however, that after six decades of outstanding service to investors in all kinds of market environments, the mutual fund industry continues to be challenged to make its case to U.S. investors. Recent criticisms include concerns over security turnover and sales charge breakpoints.

Security turnover in many equity portfolios has been increasing, raising concerns about the cost of trading more often. The primary reason for the high levels of turnover has been the record level of market volatility. Since the Marshall Funds use no affiliated broker-dealer to execute our trades, we have no built-in bias to increase trading. In fact, our Fund Managers have an incentive to minimize all costs to the Funds. Trading commissions directly affect the net performance of every Fund, and every Fund Manager's compensation is based on their net performance. As a result, every Marshall Fund Manager and every Marshall Fund shareholder is on the same side, focused on maximizing the Funds' total return.

Sales charge breakpoints relate solely to the Advisor Class of shares sold by M&I Brokerage Services. Clients with larger purchases receive breakpoints (discounts) on the shares purchased with the advice of an adviser. Recent, industry-wide, regulatory examinations reveal that some customers did not always receive the full amount of the breakpoint earned. We are pleased that no such errors were identified with any of our clients and are confident that the errors identified in the industry will be corrected soon. While the precise calculation of discounts is receiving great attention in the industry, we wonder why the lack of breakpoints for investment products similar to mutual funds is not receiving comparable regulator or media attention.

We hope you fully appreciate the reasons the mutual fund industry has grown substantially over 60 years. We also hope you fully appreciate the reasons Marshall Funds have grown to almost $6 billion over 10 years. Each Marshall Fund provides you with a clearly defined, true-to-style investment strategy that fits well with a broadly diversified asset allocation strategy. Each is led by an experienced, professional investment management team. Each has an expense ratio that is at or below the median for its respective mutual fund category. Each enjoys the full disclosure and regulatory oversight applied to the entire mutual fund industry.

As always, thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser
President

Semi-Annual Report--Commentary

Fund Manager:	Daniel R. Jaworski, CFA
Investment Experience:	14 years
Education:	M.B.A. degree, University of Minnesota;
B.A. Concordia College
Analyst:	BPI Global Asset Management Team

Marshall International Stock Fund

Fund Performance

For the six months ended February 28, 2003, the Fund provided a total return of (15.05)%.* In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) returned (11.04)% while the Lipper International Funds Index (LIFI) returned (11.04)%.**

Factors Affecting Performance

International equity markets vacillated over the last six months. We witnessed a significant sell-off last September, which was followed by an October-November rally and then three successive months of negative returns in December, January and February. Stimulative actions taken by governments and central banks during this span were unable to override investor concerns about the pace of economic recovery and geopolitical matters such as the conflict with Iraq. All major industrial sectors and geographic regions generated negative returns for the trailing six-month reporting period.

The primary factors contributing to the Fund's relative underperformance during this reporting period were its holdings in the telecommunication services and consumer discretionary sectors. In the telecommunication services sector, the Fund's holdings underperformed primarily because of the strong performance of several large European telecommunications companies which did not meet our buy criteria and the Fund did not hold. The stock prices of these highly-leveraged, lower-quality entities rose dramatically during the fourth quarter of 2002 on news that France Telecom would receive virtually unconditional loans from the government to sustain its operations for the near term. Effectively, the bankruptcy discount that had previously been built into the prices of these stocks went away. In the consumer discretionary sector, the Fund's stakes in companies such as video game software producer Sega in Japan, and media concern Pearson PLC in the United Kingdom detracted from performance.

On the positive side of the ledger, the Fund benefited from the performance of its holdings in the energy and materials sectors. In energy, the Fund held a significant position in YUKOS, a fully integrated oil-and-gas company headquartered in Moscow, Russia. We continue to believe that this company is a good long-term investment because of its vast oil reserves, low production costs, attractive valuation and new shareholder-friendly management team. In materials, iron ore producer, Companhia Vale Do Rio Doce in Brazil, and paper producer, Sappi Ltd. in South Africa also contributed positively to Fund performance. In the aggregate, the Fund's holdings in emerging market stocks benefited performance more than any other region of the world.

Looking Ahead

On a sector basis we have increased exposure to the financials, information technology, telecommunication services and energy groups. We have identified several companies within these areas that have improving fundamentals and are taking market share from the weaker players in their respective industries. The source of funds for these purchases has come predominantly from sales of stocks in the consumer discretionary sector, where several company price targets were reached as fundamentals appeared to have hit a plateau. Our underweight positions in the healthcare, consumer staples, and utilities sectors remain intact. However, the valuations and business fundamentals are becoming more attractive in the healthcare group. We are looking to increase our exposure to this area as we find quality companies selling at discounts to their global industry peers.

Geographically the Fund remains underweight Japan and Europe, with the balance invested primarily in developing markets. We continue to identify attractive opportunities in markets such as Korea, Mexico, Brazil, Russia and Israel.

GROWTH OF AN ASSUMED $10,000 INVESTMENT

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$7,000
$6,935
$6,260
9-99
11-99
2-00
5-00
8-00
11-00
2-01
5-01
8-01
11-01
2-02
5-02
8-02
11-02
2-03
Marshall International Stock Fund***
Lipper International Funds Index (LIFI)
Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE)

This graph illustrates the hypothetical investment of $10,000 in the Institutional Class of Shares of the Fund from inception on September 1, 1999 to February 28, 2003, compared to the EAFE and the LIFI.** The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

AVERAGE ANNUAL TOTAL RETURNS*

As of 2/28/03

	Fund	EAFE	LIFI
6-months (cumulative)	(15.05)%	(11.04)%	(11.04)%
1-year	(21.03)%	(17.46)%	(17.21)%
3-year	(21.85)%	(17.95)%	(17.96)%
Since Inception (9/1/99)	(9.70)%	(12.95)%	(10.18)%

COUNTRY ALLOCATIONS

(As a % of net assets)

	2/28/03	8/31/02
Belgium	0.0%	1.5%
Finland	1.9%	1.9%
France	6.4%	10.5%
Germany	5.5%	5.1%
Ireland	3.1%	3.0%
Italy	5.0%	4.9%
Netherlands	4.4%	6.3%
Spain	3.8%	0.0%
Sweden	5.0%	4.3%
Switzerland	10.8%	7.2%
United Kingdom	21.1%	24.0%
Total Europe	67.0%	68.7%
Hong Kong	0.7%	1.5%
Japan	8.6%	12.4%
Korea, Republic of	4.6%	5.4%
Singapore	1.1%	0.3%
Taiwan	0.0%	0.5%
Total Asia	15.0%	20.1%
Canada	1.6%	1.7%
Israel	1.6%	0.0%
Other	13.3%	10.1%
Total Other	16.5%	11.8%
Cash & Cash Equivalents	3.1%	0.5%
Other Net Asset and Liabilities	(1.6)%	(1.1)%
	100.0%	100.0%

SECTOR DIVERSIFICATION

(As a % of net assets)

	2/28/03	8/31/02
Consumer Discretionary	8.9%	24.2%
Consumer Staples	7.2%	6.3%
Energy	10.5%	7.6%
Financials	28.4%	20.9%
Healthcare	6.0%	7.6%
Industrials	8.5%	10.9%
Information Technology	12.2%	4.5%
Materials	6.0%	9.7%
Telecommunication Services	8.8%	6.7%
Utilities	2.0%	2.2%
Cash & Cash Equivalents	3.1%	0.5%
Other Net Assets and Liabilities	(1.6)%	(1.1)%
	100.0%	100.0%

TEN LARGEST STOCK HOLDINGS

(As a % of net assets)

Security	2/28/03
Nestle SA	2.76%
ENI SpA	2.61%
YUKOS, ADR	2.55%
Bank of Ireland	2.55%
Samsung Electronics Co.	2.45%
Novartis AG	2.43%
Vodafone Group PLC	2.34%
UBS AG	2.34%
Adidas-Salomon AG	2.27%
Swiss Re	2.09%
	24.39%

**The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance. These indexes are unmanaged. Actual investments may not be made in an index. The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

***International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

February 28, 2003 (unaudited)

Portfolio of Investments

International Stock Fund

Description	Shares	Value
Common Stocks -- 98.5%
Australia -- 2.7%
National Australia Bank Ltd., Melbourne(1)	174,400	$3,063,661
News Corp. Ltd.	423,400	2,622,536
Qantas Airways	748,300	1,400,951

Total Australia		7,087,148

Brazil -- 2.8%
Banco Itau SA, ADR	31,200	683,592
Companhia Vale Do Rio Doce, ADR (2)	24,200	701,800
Companhia Vale Do Rio Doce, ADR	152,350	4,151,537
Unibanco Uniao de Bancos Brasileiros SA, ADR	153,100	1,737,685

Total Brazil		7,274,614

Canada -- 1.6%
Royal Bank of Canada, Montreal	108,200	4,226,591

Finland -- 1.9%
Nokia OYJ	122,400	1,636,069
Nokia OYJ, Class A, ADR	239,500	3,168,585

Total Finland		4,804,654

France -- 6.4%
L'Air Liquide SA	18,692	2,399,750
Societe Generale, Paris	46,500	2,496,208
Total Fina SA, Class B (1)	39,460	5,214,901
Vivendi Environment (1)	273,849	5,195,440
Vivendi Environment, Warrants (1)(2)	48,300	4,165
Wanadoo (1)(2)	276,700	1,383,967

Total France		16,694,431

Germany -- 5.5%
Adidas-Salomon AG	73,300	5,896,794
Deutsche Boerse AG	59,000	2,284,477
Fresenius Medical Care AG	973	41,125
SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung)	54,900	4,589,958
T-Online International AG (2)	228,800	1,418,151

Total Germany		14,230,505

Hong Kong -- 0.7%
Cathay Pacific Airways Ltd.	1,306,900	1,826,543

Ireland -- 3.1%
Bank of Ireland	599,900	6,628,286
Irish Life & Permanent PLC	136,400	1,337,994

Total Ireland		7,966,280

Israel -- 1.6%
Teva Pharmaceutical Industries Ltd., ADR	112,800	4,261,584

Italy -- 5.0%
ENI SpA (1)	456,600	6,777,482

Common Stocks (continued)
Italy (continued)
Riunione Adriatica di Sicurta SpA (1)	211,000	$2,595,175
Telecom Italia SpA	718,200	3,522,535

Total Italy		12,895,192

Japan -- 8.6%
Canon, Inc.	121,000	4,370,596
Millea Holdings, Inc.	408	2,826,646
Nomura Holdings, Inc.	265,700	3,124,164
NTT DoCoMo, Inc.	2,754	5,195,128
Ricoh Co. Ltd.(1)	171,900	2,597,076
Yahoo Japan Corp.(2)	156	2,692,044
Yamato Transport	108,900	1,381,804

Total Japan		22,187,458

Korea, Republic of -- 4.6%
Kookmin Bank	77,863	2,380,932
Kookmin Bank, ADR	9,274	283,042
POSCO, ADR	26,000	600,600
Samsung Electronics Co.	27,100	6,345,621
SK Telecom Co. Ltd., ADR	159,100	2,448,549

Total Korea, Republic of		12,058,744

Mexico -- 4.2%
America Movil, SA de CV, Class L, ADR	185,800	2,564,040
Fomento Economico Mexicano, SA de CV, ADR(2)	62,500	2,015,625
Grupo Financiero BBVA Bancomer, SA de CV, Class B(2)	4,318,000	3,258,720
Grupo Modelo, SA de CV, Class C	663,200	1,371,578
Wal-Mart de Mexico, SA de CV	802,700	1,792,596

Total Mexico		11,002,559

Netherlands -- 4.4%
AEGON NV(1)	323,000	3,464,369
Royal Dutch Petroleum Co.	70,500	2,792,833
TPG NV(1)	226,100	3,168,418
VNU (Verenigde Nederlandse Uitgeversbedrijven)(1)	87,400	1,922,883

Total Netherlands		11,348,503

Russia -- 2.6%
YUKOS, ADR	40,450	6,628,744

Singapore -- 1.1%
Venture Corp. Ltd.	368,800	2,844,680

South Africa -- 1.0%
Sappi Ltd. (1)	192,600	2,663,101

Spain -- 3.8%
Banco Bilbao Vizcaya Argentaria, SA	311,900	2,659,441
Banco Santander Central Hispano, SA	675,400	4,331,881
Telefonica, SA(2)	301,512	2,925,133

Total Spain		9,916,455

Common Stocks (continued)
Sweden -- 5.0%
Atlas Copco AB, Class A(1)	234,410	$4,976,770
Sandvik AB	164,800	3,818,719
Skandinaviska Enskilda Banken AB, Class A	320,000	2,841,785
Telefonaktiebolaget LM Ericsson(1)	1,944,900	1,269,651

Total Sweden		12,906,925

Switzerland -- 10.8%
Compagnie Financiere Richemont AG	124,600	2,017,163
Credit Suisse Group(1)	60,300	1,122,967
Nestle SA(1)	35,630	7,174,090
Novartis AG(1)	172,030	6,318,615
Swiss Re(1)	100,640	5,418,534
UBS AG(1)	144,690	6,072,103

Total Switzerland		28,123,472

United Kingdom -- 21.1%
ARM Holdings PLC(2)	2,655,800	2,215,239
BG Group PLC	346,600	1,335,060
BP Amoco PLC	680,200	4,281,993
British American Tobacco PLC	151,400	1,477,294
British Sky Broadcasting Group PLC(2)	135,500	1,340,275
Diageo PLC	448,200	4,443,874
EasyJet PLC(2)	611,200	1,827,622
Exel PLC	146,500	1,299,215
HSBC Holdings PLC	268,800	2,893,575
Kingfisher PLC	680,718	2,450,630
Pearson PLC	257,400	1,944,461
Reed Elsevier PLC	142,400	1,038,745
Rexam PLC	439,800	2,233,937
Rio Tinto PLC	128,200	2,592,630
Royal Bank of Scotland PLC, Edinburgh	231,900	5,302,928
Smith & Nephew PLC	877,700	5,055,645
Smiths Group PLC	255,600	2,429,669
Standard Chartered PLC	283,100	3,105,432
Vodafone Group PLC	3,397,521	6,082,231
WPP Group PLC	209,700	1,289,576

Total United Kingdom		54,640,031

Total Common Stocks (identified cost $270,457,110)		255,588,214

Repurchase Agreement -- 3.1%
Agreement with State Street Corp., 0.500% dated 2/28/2003, to be repurchased at $8,139,339 on 3/3/2003, collateralized by U.S. Treasury Obligations with various maturities to 2/15/2020 (at amortized cost)	$8,139,000	$8,139,000

Total Investments (identified cost $278,596,110)--101.6%(3)		263,727,214

Other Net Assets and Liabilities--(1.6)%		(4,209,154)

Total Net Assets--100.0%		$259,518,060

Industry	Industry Diversification Market Value	% of net assets

Air Freight & Couriers	$ 4,508,641	1.7%
Banks	49,830,109	19.2
Beverages & Foods	15,005,167	5.8
Containers & Metal/Glass	2,233,937	0.9
Domestic & International Oil	18,918,471	7.3
Electronics	9,190,301	3.5
Financial Services	10,005,355	3.8
Gas Distribution	1,335,060	0.5
Healthcare	41,125	0.0
Healthcare Equipment & Supplies	5,055,645	2.0
Household Product/Wares	5,896,794	2.3
Industrial Gases	2,399,750	0.9
Industrial Services	8,795,489	3.4
Insurance	14,304,724	5.5
IT Consulting & Services	5,494,162	2.1
Manufacturing	4,644,908	1.8
Media	2,629,851	1.0
Metals & Mining	8,046,567	3.1
MultiMedia	7,528,625	2.9
Office Equipment	6,967,672	2.7
Oil & Gas Products	6,777,482	2.6
Paper & Forest Products	2,663,101	1.0
Pharmaceuticals & Healthcare	10,580,199	4.1
Retail	6,260,389	2.4
Software	4,589,958	1.8
Telecommunications	28,811,921	11.1
Tobacco	1,477,294	0.6
Transportation	6,395,912	2.5
Water Treatment	5,199,605	2.0

Total Common Stocks	255,588,214	98.5
Total Repurchase Agreement	8,139,000	3.1

Total Investments	263,727,214	101.6
Other Net Assets & Liabilities	(4,209,154)	(1.6)

Total Net Assets	$259,518,060	100.0%

(1) Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.

(2) Non-income producing.

(3) The cost of investments for federal tax purposes amounts to $278,596,110. The net unrealized depreciation of investments on a federal tax basis amounts to $14,868,896 which is comprised of $13,592,455 appreciation and $28,461,351 depreciation at February 28, 2003.

The following acronym is used throughout this report:

ADR--American Depositary Receipt

February 28, 2003 (unaudited)

Statement of Assets and Liabilities

Assets:
Investments in securities, at value	$ 263,727,214
Short-term investments held as collateral for securities lending	32,537,850
Cash	203
Cash denominated in foreign currencies (identified cost, $24,602)	24,715
Income receivable	439,587
Receivable for investments sold	2,161,900

Total assets	298,891,469

Liabilities:
Payable for capital stock redeemed	1,303,794
Payable for investments purchased	5,245,375
Payable on collateral due to broker	32,537,850
Accrued expenses	286,390

Total liabilities	39,373,409

Total Net Assets	$ 259,518,060

Net Assets Consist of:
Paid-in-capital	420,252,912
Net unrealized depreciation on investments and foreign currency translation	(14,837,642)
Accumulated net realized loss on investments and foreign currency transactions	(144,913,959)
Accumulated net operating loss	(983,251)

Total Net Assets	$ 259,518,060

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$ 7.90
Advisor Class of Shares:
Net Asset Value and Redemption Proceeds Per Share	$ 7.89
Offering Price Per Share	$ 8.37*
Institutional Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$ 7.96
Net Assets:
Investor Class of Shares	$ 164,751,005
Advisor Class of Shares	2,847,757
Institutional Class of Shares	91,919,298

Total Net Assets	$ 259,518,060

Shares Outstanding:
Investor Class of Shares	20,859,583
Advisor Class of Shares	360,880
Institutional Class of Shares	11,547,424

Total Shares Outstanding	32,767,887

Investments, at identified cost	$ 278,596,110

* Computation of offering price per share 100/94.25 of net asset value.

Six Months Ended February 28, 2003 (unaudited)

Statement of Operations

Investment Income:
Interest income	$ 79,519
Dividend income	1,780,579(1)

Total income	1,860,098
Expenses:
Investment adviser fee	1,417,670
Shareholder services fees--
Investor Class of Shares	228,972
Advisor Class of Shares	5,233
Administrative fees	140,877
Portfolio accounting fees	57,552
Transfer and dividend disbursing agent fees	79,103
Custodian fees	97,504
Registration fees	20,910
Auditing fees	8,232
Legal fees	1,884
Printing and postage	18,844
Directors' fees	3,606
Insurance premiums	1,052
Distribution services fees--
Advisor Class of Shares	5,233
Miscellaneous	4,231

Total expenses	2,090,903
Deduct--
Waiver of investment adviser fee	(34,712)
Waiver of shareholder services fees--
Advisor Class of Shares	(5,233)

Total Waivers	(39,945)

Net expenses	2,050,958

Net operating loss	(190,860)

Net Realized and Unrealized Loss on Investments and Foreign Currency:
Net realized loss on investment transactions (identified cost basis)	(40,575,320)
Net realized loss on foreign currency contracts (identified cost basis)	(25,039)
Net change in unrealized depreciation on investments and foreign currency translation	(3,888,783)

Net realized and unrealized loss on investments and foreign currency	(44,489,142)

Change in net assets resulting from operations	$ (44,680,002)

(1) Net of foreign taxes withheld of $188,390.

Statement of Changes in Net Assets

	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002
Increase (Decrease) in Net Assets
Operations--
Net investment income (net operating loss)	$ (190,860)	$ 1,345,766
Net realized loss on investments transactions	(40,575,320)	(59,392,247)
Net realized loss on foreign currency contracts	(25,039)	(882,998)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translation	(3,888,783)	12,302,179

Change in net assets resulting from operations	(44,680,002)	(46,627,300)

Capital Stock Transactions--
Proceeds from sale of shares	211,200,760	218,685,271
Cost of shares redeemed	(208,914,324)	(229,717,274)

Change in net assets resulting from capital stock transactions	2,286,436	(11,032,003)

Change in net assets	(42,393,566)	(57,659,303)
Net Assets:
Beginning of period	301,911,626	359,570,929

End of period	$ 259,518,060	$ 301,911,626

Accumulated net operating loss included in net assets at end of period	$ (983,251)	$ (792,391)

Financial Highlights--Institutional Class of Shares
(For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income (net operating loss)	Net realized and unrealized gain (loss) on investments and foreign currency	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
										Expenses	Net investment income (net operating loss)	Expense waiver/ reimbursement(2)
International Stock Fund
2000(3)	$ 13.83	(0.02)(4)	4.08	4.06	(0.18)	(1.36)	(1.54)	$ 16.35	28.34%	1.26%	(0.12)%	0.02%	$ 134,920	225%
2001	$ 16.35	0.07(4)	(4.04)	(3.97)	--	(1.61)	(1.61)	$ 10.77	(26.19)%	1.21%	0.55%	0.02%	$ 109,367	156%
2002	$ 10.77	0.06(4)	(1.46)	(1.40)	--	--	--	$ 9.37	(13.00)%	1.24%	0.59%	0.02%	$ 102,233	83%
2003(5)	$ 9.37	0.00(4)(6)	(1.41)	(1.41)	--	--	--	$ 7.96	(15.05)%	1.28%(7)	0.02%(7)	0.02%(7)	$ 91,919	60%

(1) Based on net asset value, which does not reflect the sales charge or contigent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios.

(3) Reflects operations for the period from September 1, 1999 (start of performance) to August 31, 2000.

(4) Per share information is based on average shares outstanding.

(5) For the six months ended February 28, 2003 (unaudited).

(6) Represents less than $0.01.

(7) Computed on an annualized basis.

February 28, 2003 (unaudited)

Notes to Financial Statements

1. Organization

Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, (the "Act"), as an open-end management investment company. The Corporation consists of eleven diversified portfolios. The financial statements included herein are only those of Marshall International Stock Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation.

The Fund offers three classes of shares: Institutional Class of Shares, Investor Class of Shares and Advisor Class of Shares. The Financial Highlights of Investor Class of Shares and Advisor Class of Shares of the Fund are presented in separate semi-annual reports.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuations--Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily availiable are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser or sub-advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expense of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign divdends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts--The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At February 28, 2003, the Fund had no outstanding foreign currency exchange contracts.

Foreign Currency Translation--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Other--Investment transactions are accounted for on a trade date basis.

Securities Lending--The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund receives cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day's market value on securities loaned. Collateral is reinvested by the Fund in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Fund may pay a portion of net revenue to Marshall & Ilsley Trust Company N.A., ("M&I Trust") for its service as securities lending agent, and (ii) cash collateral received for a loan of the Fund's securities may be invested jointly with collateral received for loans of other Marshall Fund's securities.

As of February 28, 2003, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
$30,968,803	$ 32,537,850	$ 32,537,850

Individual reinvested cash collateral securities at February 28, 2003 are as follows:

Investments	Total
Provident Money Market Fund	$ 128,370
Merrimac Money Market Fund	4,124,073
Dreyfus Cash Management Plus MMKT	4,178,876
JP Morgan Master Note	1,678,990
MetLife Funding Agreement	1,678,990
Wisconsin Public Service Master Note	839,495
Monumental Life Insurance Master Note	1,259,243
Homeside Lending Inc.	840,520
Syndicated Loan Fund	1,259,054
Merrill Lynch & Co.	1,678,990
BMW US Capital LLC	1,678,990
Wells Fargo & Company	839,495
Wisconsin Energy Corp. C/P	1,859,636
Goldman Sachs Group	1,678,990
John Deere Capital Corp.	1,259,085
Jackson National Life Global	1,678,587
American Express Centurion	1,678,990
American Express Credit	1,678,990
Canadian IMP BK Comm	1,259,243
General Electric Capital Corp.	1,259,243

3. Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2003, the capital paid-in was $420,252,912.

Transactions in capital stock were as follows:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
Investor Class	Shares	Amount	Shares	Amount
Shares sold	20,295,727	$ 170,791,982	17,636,158	$ 174,748,741
Shares redeemed	(20,433,775)	(173,272,774)	(19,632,221)	(194,599,116)

Net change resulting from Investor Class of Shares transactions	(138,048)	$ (2,480,792)	(1,996,063)	$ (19,850,375)

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
Advisor Class	Shares	Amount	Shares	Amount
Shares sold	2,786,745	$ 23,916,305	1,430,452	$ 14,109,749
Shares redeemed	(2,875,438)	(24,845,316)	(1,312,246)	(13,240,261)

Net change resulting from Advisor Class of Shares transactions	(88,693)	$ (929,011)	118,206	$ 869,488

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
Institutional Class	Shares	Amount	Shares	Amount
Shares sold	1,938,397	$ 16,492,473	2,973,838	$ 29,826,781
Shares redeemed	(1,300,020)	(10,796,234)	(2,217,162)	(21,877,897)

Net change resulting from Institutional Class of Shares transactions	638,377	$ 5,696,239	756,676	$ 7,948,884

Net change resulting from Fund Share transactions	411,636	$ 2,286,436	(1,121,181)	$ (11,032,003)

4. Federal Tax Information

At August 31, 2002, the Fund had a capital loss carryforward of $65,732,674 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 2,042,934
2010	63,689,740

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--M&I Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

The Fund's sub-adviser is BPI Global Asset Management LLP (the "Sub-Adviser"). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of the Fund.

Administrative Fee--M&I Trust, under the Administrative Services Agreement, provides the Fund with Administrative personnel and services. The fee paid to M&I Trust is based on the Fund's average daily net assets ("ADNA") as follows:

Maximum Fee	Fund's ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

Federated Administrative Services is the sub-administrator and will be paid by M&I Trust, not by the Fund.

Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of shares of the Fund's Advisor Class of Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Fund's Advisor Class of Shares annually, to compensate Edgewood Services, Inc.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Marshall Investor Services ("MIS"), a division of M&I Trust, the Fund will pay MIS up to 0.25% of average daily net assets of the Fund's Investor and Advisor Class of shares for the period. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--M&I Trust is the Fund's custodian. The fee is based on the level of the Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Fund.

General--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies.

6. Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003, were as follows:

Purchases	$167,567,881
Sales	$171,501,697

7. Line of Credit

Marshall Funds, Inc., on behalf of its respective Funds (expect for the Money Market Fund) entered into a $50,000,000 unsecured, committed revolving line of credit ("LOC") agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charge interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Fund did not utilize the LOC during the six months ended February 28, 2003.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning each
Fund's objective and policies, management fees, expenses, and other information.

[Logo of Marshall Funds]

Marshall Investor Services
P.O. Box 1348
Milwaukee,Wisconsin 53201-1348
800-236-FUND(3863)
TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com
Edgewood Services, Inc., Distributor 25330 (4/03)
M&I Investment Management Corp., Investment Adviser
©2003 Marshall Funds, Inc.

321-316

The Marshall Funds Family

Semi-Annual Report

The Institutional Class of Shares

(Class I)

   Marshall Money Market Fund

FEBRUARY 28 , 2003

President's Message	1
Commentary	2
Financial Information
Portfolio of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11

[Logo of Marshall Funds]

Dear Marshall Fund Shareholder:

Good relative performance of your mutual fund investments can provide only so much comfort. A top-ranked fund with a negative return still feels like another step away from the accomplishment of your financial goals. Our higher-net-worth and institutional clients are hearing the siren songs of hedge funds and other alternative investments. Cash investments are at all time highs despite negative returns after inflation and taxes. Even IRA account owners are looking at annuity solutions for the allusive panacea of investing: stable, long-term, high, positive returns. In other words, markets that only go up dramatically without risk.

We do not offer such panaceas at the Marshall Funds or at its adviser, M&I Investment Management Corp. Allow us to provide some perspective on our commitment to the mutual funds in fully diversified portfolios.

Each senior officer of M&I Investment Management Corp. has almost 25 years of investment industry experience. We were front row observers of the Savings & Loan debacle that cost U.S. taxpayers over $200 billion. We followed the real estate joint venture craze all the way to its current penny-on-the-dollar trading on the internet. We watched the granddaddy of all hedge funds, Long-Term Capital Management, and its "orderly liquidation" by the Federal Reserve Board.

We take no glee in watching these disasters; the ripples to us as taxpayers and investors were rough waters, to say the least. We also believe that alternative investments and annuities can be appropriate in the right circumstances, with a complete understanding of benefits and risks, and if you are charged a fair price.

We are puzzled, however, that after six decades of outstanding service to investors in all kinds of market environments, the mutual fund industry continues to be challenged to make its case to U.S. investors. Recent criticisms include concerns over security turnover and sales charge breakpoints.

Security turnover in many equity portfolios has been increasing, raising concerns about the cost of trading more often. The primary reason for the high levels of turnover has been the record level of market volatility. Since the Marshall Funds use no affiliated broker-dealer to execute our trades, we have no built-in bias to increase trading. In fact, our Fund Managers have an incentive to minimize all costs to the Funds. Trading commissions directly affect the net performance of every Fund, and every Fund Manager's compensation is based on their net performance. As a result, every Marshall Fund Manager and every Marshall Fund shareholder is on the same side, focused on maximizing the Funds' total return.

Sales charge breakpoints relate solely to the Advisor Class of shares sold by M&I Brokerage Services. Clients with larger purchases receive breakpoints (discounts) on the shares purchased with the advice of an adviser. Recent, industry-wide, regulatory examinations reveal that some customers did not always receive the full amount of the breakpoint earned. We are pleased that no such errors were identified with any of our clients and are confident that the errors identified in the industry will be corrected soon. While the precise calculation of discounts is receiving great attention in the industry, we wonder why the lack of breakpoints for investment products similar to mutual fund is not receiving comparable regulator or media attention.

We hope you fully appreciate the reasons the mutual fund industry has grown substantially over 60 years. We also hope you fully appreciate the reasons Marshall Funds have grown to almost $6 billion over 10 years. Each Marshall Fund provides you with a clearly defined, true-to-style investment strategy that fits well with a broadly diversified asset allocation strategy. Each is led by an experienced, professional investment management team. Each has an expense ratio that is at or below the median for its respective mutual fund category. Each enjoys the full disclosure and regulatory oversight applied to the entire mutual fund industry.

As always, thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser
President

Semi-Annual Report--Commentary

Fund Manager:	Richard M. Rokus, CFA
Investment Experience:	10 years
Education:	B.B.A. degree, University of Wisconsin-Whitewater
Analyst:	Blane D. Dexheimer, CFA

Marshall Money Market Fund

Fund Performance

For the six months ended February 28, 2003, the Fund provided a total return of 0.75%.* In comparison, the iMoneyNet, Inc. Money Fund Report AveragesTM (MFRA) returned 0.50%, while the Lipper Money Market Funds Index (LMMFI) returned 0.11%.** As of February 28, 2003, the Fund's 7-day net yield was 1.22%.***

Factors Affecting Performance

The most significant factor affecting the level of the Fund's yield was the change in interest rates by the Federal Reserve Board (the "Fed"). As the Fed controls short-term interest rates, the decision to cut rates from 1.75% to 1.25% had a direct effect on our rates. The Fed's action was done to head off any chance of a disinflationary spiral, similar to what has occurred in Japan over the last several years. While high levels of inflation are devastating to the economy, it seems the ramifications from a widespread decline in prices (disinflation) may be equally as dangerous. While most economists do not think the economy will slip back into a recession, they do believe any growth over the next year will be low, in the 1.0-2.5% range.

The Fund outperformed its competitive benchmarks primarily due to the greater use of floating rate notes and the Fund's lower expense ratio. The first element has been a successful part of our investment strategy, which we remain comfortable with in the current rate environment. The second element relates to our ability to increase the amount of assets managed in the Fund, which results in a significantly lower expense ratio than the average money market fund.

Looking Ahead

The current economic picture is clouded by geopolitical concerns. War with Iraq combined with increased sensitivity to terrorism concerns have combined to restrain both consumer and business spending. However, lower rates have allowed Americans to refinance their home mortgage at rates most of us cannot remember. Refinancing activity will put extra money in the pocket of consumers. At this point, a sustained economic expansion can only be envisioned once the larger safety concerns have resolved. Once that occurs, we believe the economy will expand both strongly and steadily. If the economy regains its footing, the Fed will no longer be expected to lower the federal funds target rate, which would stabilize money market rates.

* Past performance is no guarantee of future results. Yields may vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

** Money Fund ReportTM, a service of iMoney Net, Inc. (formerly IBC Financial Data), publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication reports monthly and year-to-date investments results for the same money funds. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

*** The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

February 28, 2003 (unaudited)

Portfolio of Investments

Money Market Fund

Description	Principal Amount	Value
Commercial Paper -- 29.6%(1)
Asset-Backed -- 6.4%
Liquid Funding Ltd., 1.300%, 4/16/2003(2)(3)	$35,000,000	$34,941,861
Scaldis Capital Ltd., 1.360%, 3/24/2003(2)(3)	26,000,000	25,977,409
Tannehill Capital Co., 1.290% - 1.310%, 4/14/2003 - 4/22/2003(2)(3)	74,075,000	73,942,925
World Omni Vehicle Leasing, Inc., 1.300%, 3/21/2003(2)(3)	75,000,000	74,945,833

		209,808,028

Diversified -- 2.2%
Concord Minutemen, 1.280% - 1.290%, 5/19/2003 -5/21/2003(2)(3)	74,878,000	74,662,820

Electric -- 2.3%
Wisconsin Energy Corp., 1.400% - 1.430%, 3/5/2003 - 3/17/2003(2)(3)	75,000,000	74,971,635

Foreign Banks -- 6.7%
Britannia Building Society, 1.400%, 3/6/2003 - 3/17/2003	69,500,000	69,468,446
Depfa-Bank, 1.320% - 1.350%, 3/19/2003 - 4/9/2003(2)(3)	75,000,000	74,924,400
Spintab-Swedmortgage AB, 1.330% , 4/11/2003	75,000,000	74,886,396

		219,279,242

Healthcare -- 0.4%
Baxter International, Inc., 1.300%, 3/12/2003	12,500,000	12,495,035

Insurance -- 4.0%
Jefferson-Pilot Corp., 1.310%, 4/23/2003	69,000,000	68,866,926
Torchmark Corp., 1.310% - 1.380%, 3/4/2003 - 3/18/2003	62,600,000	62,573,768

		131,440,694

Mortgage -- 2.3%
Mortgage Interest Networking Trust A1+/P1, 1.370%, 4/3/2003	75,000,000	74,905,813

Personal Credit -- 2.3%
Household Finance Corp., 1.360%, 3/24/2003	75,000,000	74,934,833

Commercial Paper (continued)(1)
Receivables -- 0.7%
Fairway Financial Corp., 1.340%, 3/24/2003(2)(3)	$23,036,000	$23,016,279

Telecommunications -- 2.3%
Verizon Global Funding, 1.470%, 3/15/2003(2)(3)	75,000,000	75,000,000

Total Commercial Paper		970,514,379

Corporate Bonds -- 3.4%
Banks -- 1.7%
Associated Banc Corp., 1.600%, 4/10/2003	55,000,000	55,013,381

Healthcare -- 1.2%
Lily (Eli) & Co., 4.226%, 3/22/2003(2)(3)	15,000,000	15,011,996
Merck & Co., Inc., 144A, 4.489%, 2/22/2004(2)(3)	25,000,000	25,787,699

		40,799,695

Telecommunications -- 0.5%
SBC Communications, Inc., 144A, 4.295%, 6/5/2003(2)(3)	15,000,000	15,059,730

Total Corporate Bonds		110,872,806

Variable-Rate Notes -- 51.2%(4)
Banks -- 3.0%
American Express Centurion Bank, DE, 1.330%, 3/12/2003	15,000,000	15,000,000
Bank One, Illinois, N.A., 1.490%, 3/17/2003	28,500,000	28,517,707
SMM Trust, (Series 2002-H), 144A, 1.430% 3/24/2003(2)(3)	40,000,000	40,000,000
SMM Trust, (Series 2002-M), 144A, 1.440%, 3/15/2003(2)(3)	15,000,000	15,000,000

		98,517,707

Broker/Dealers -- 12.6%
Bank of America, 1.442%, 6/2/2003	75,000,000	75,000,000
Bear Stearns Cos., Inc., 1.430%, 3/5/2003	75,000,000	75,000,000
Credit Suisse First Boston USA, Inc., 1.370%, 3/17/2003	75,000,000	75,000,000
Goldman Sachs Group, Inc., 1.368%, 3/18/2003	30,000,000	30,000,000
Goldman Sachs Group, Inc., 1.570%, 3/17/2003	5,000,000	5,000,351
Goldman Sachs Group, Inc., 1.610%, 4/3/2003	30,000,000	30,006,487
Goldman Sachs Group LP, 1.750%, 3/17/2003	10,000,000	10,001,411
J.P. Morgan & Co., Inc., 1.390%, 3/3/2003(2)(3)	20,000,000	20,000,000
Variable-Rate Notes (continued)(4)
Broker/Dealers (continued)
Merrill Lynch & Co., Inc., 1.370%, 3/11/2003	$20,000,000	$20,000,000
Merrill Lynch & Co., Inc., 1.540%, 4/30/2003	10,000,000	10,001,697
Merrill Lynch & Co., Inc., 1.630%, 5/5/2003	16,000,000	16,014,604
Morgan Stanley, 1.570%, 4/7/2003	48,525,000	48,535,260

		414,559,810

Construction Equipment -- 2.3%
Caterpillar Financial Services Corp., 1.468%, 4/9/2003	75,000,000	75,000,000

Diversified Manufacturing -- 2.3%
Cargill, Inc., 144A, 1.390%, 4/14/2003(2)(3)	75,000,000	75,000,000

Drugs -- 1.8%
Bayer Corp., 4.450%, 3/19/2003(2)(3)	60,000,000	60,043,555

Foreign Banks -- 5.2%
Bank of Montreal, 1.480%, 3/18/2003	25,000,000	25,021,336
HBOS Treasury Services PLC, 144A, 1.330%, 5/20/2003(2)(3)	30,000,000	30,000,000
HBOS Treasury Services PLC, 1.360%, 5/14/2003	40,000,000	40,027,716
Northern Rock PLC, 1.340%, 5/19/2003(2)(3)	50,000,000	50,000,000
Northern Rock PLC, 144A, 1.373%, 4/16/2003	25,000,000	25,000,000

		170,049,052

Insurance -- 10.9%
GE Life and Annuity Assurance Co., 1.440%, 4/21/2003(2)	75,000,000	75,000,000
Jackson National Life Insurance Co., 1.330%, 5/1/2003(2)(3)	40,000,000	40,000,000
John Hancock, Global Funding II, 144A, 1.440%, 3/3/2003(2)(3)	8,000,000	8,000,644
John Hancock, Global Funding II, 144A, 1.560%, 3/16/2003(2)(3)	35,000,000	35,027,412
Metropolitan Life Insurance Co., 1.416%, 3/2/2003(2)(3)	50,000,000	50,000,000
Monumental Life Insurance Co., 1.440%, 4/2/2003(2)	10,000,000	10,000,000
Monumental Life Insurance Co., 1.450%, 4/2/2003(2)	25,000,000	25,000,000

Description	Principal Amount or Shares	Value
Variable-Rate Notes (continued)(4)
Insurance (continued)
Monumental Life Insurance Co., 1.530%, 3/1/2003(2)	$40,000,000	$40,000,000
Pacific Life Funding LLC, 1.460%, 5/28/2003(2)(3)	25,000,000	24,975,847
Travelers Insurance Co., 1.410%, 5/1/2003(2)	50,000,000	50,000,000

		358,003,903

Leasing -- 2.3%
Paccar Financial Corp., 1.390%, 5/15/2003	45,000,000	45,028,727
Paccar Financial Corp., 1.420%, 5/15/2003	30,000,000	30,019,875

		75,048,602

Personal Credit -- 7.5%
American Express Credit Corp., 1.336%, 3/27/2003	45,000,000	45,000,000
American Honda Finance Corp., 144A, 1.334%, 4/21/2003(2)(3)	50,000,000	50,000,000
American Honda Finance Corp., 144A, 1.380%, 3/12/2003(2)(3)	25,000,000	25,000,000
Associates Corp. of North America, 1.470%, 3/26/2003	50,000,000	50,000,000
VW Credit, Inc., 1.544%, 4/22/2003(2)(3)	75,000,000	75,139,108

		245,139,108

Telecommunications -- 3.3%
BellSouth Telecommunications, Inc., 1.463%, 3/4/2003	75,000,000	75,000,000
SBC Communications, Inc., 144A, 1.380%, 3/16/2003(2)(3)	35,000,000	35,000,000
		110,000,000

Total Variable-Rate Notes		1,681,361,737

Mutual Funds -- 5.0%
American Select Cash Reserve Fund	103,795,981	103,795,981
Goldman Sachs Financial Square	62,194,579	62,194,579

Total Mutual Funds (Shares at net asset value)		165,990,560

Description	Principal Amount	Value
Repurchase Agreements -- 10.7%
Agreement with First Union Securities, Inc., 1.380%, dated 2/28/2003, to be repurchased at $85,009,775 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 7/26/2030	$85,000,000	$85,000,000
Agreement with Salomon Smith Barney Holdings, Inc., 1.363%, dated 2/28/2003, to be repurchased at $25,002,840 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 7/1/2035	25,000,000	25,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 1.373%, dated 2/28/2003, to be repurchased at $150,017,163 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 3/15/2038	150,000,000	150,000,000
Repurchase Agreements (continued)
Agreement with Morgan Stanley & Co., Inc., 1.373%, dated 2/28/2003, to be repurchased at $90,010,298 on 3/3/2003, collateralized by Corporate Bonds with various maturities to 3/15/2036	$90,000,000	$90,000,000

Total Repurchase Agreements		350,000,000

Total Investments (at amortized cost) -- 99.9%		3,278,739,482

Other Net Assets and Liabilities -- 0.1%		3,871,857

Total Net Assets -- 100.0%		$3,282,611,339

(1) Each issue shows the rate of discount at the time of purchase.

(2) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At February 28, 2003, these securities amounted to $1,421,429,153 which represents 43.3% of net assets.

(3) Denotes a restricted security which have been deemed liquid by criteria approved by the Fund's Board of Directors.

(4) Current rate and next demand rate shown.

February 28, 2003 (unaudited)

Statement of Assets and Liabilities

Assets:
Investments in securities, at amortized cost and value	$ 2,928,739,482
Investments in repurchase agreements	350,000,000
Income receivable	7,641,460

Total assets	3,286,380,942

Liabilities:
Payable for income distribution	2,746,717
Payable to bank	67,487
Accrued expenses	955,399

Total liabilities	3,769,603

Total Net Assets	$ 3,282,611,339

Net Assets Consist of:
Paid-in-capital	3,283,152,489
Accumulated net realized loss on investments	(541,150)

Total Net Assets	$ 3,282,611,339

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value, Offering Price and Redemption proceeds Per Share	$ 1.00
Advisor Class of Shares:
Net Asset Value, Offering Price and Redemption proceeds Per Share	$ 1.00
Institutional Class of Shares:
Net Asset Value, Offering Price and Redemption proceeds Per Share	$ 1.00

Net Assets:
Investor Class of Shares	$ 2,076,354,619
Advisor Class of Shares	106,302,822
Institutional Class of Shares:	1,099,953,898

Total Net Assets	$ 3,282,611,339

Shares Outstanding:
Investor Class of Shares	2,076,702,526
Advisor Class of Shares	106,331,429
Institutional Class of Shares	1,100,118,534

Total Shares Outstanding	3,283,152,489

Investments, at identified cost	$ 3,278,739,482

Six Months Ended February 28, 2003 (unaudited)

Statement of Operations

Investment Income:
Interest income	$ 26,123,730

Expenses:
Investment adviser fee	2,310,041
Shareholder services fees--
Investor Class of Shares	2,488,352
Advisor Class of Shares	133,844
Administrative fees	673,725
Custodian fees	166,400
Portfolio accounting fees	122,102
Transfer and dividend disbursing agent fees	166,827
Registration fees	28,893
Auditing fees	7,294
Legal fees	1,950
Printing and postage	36,406
Directors' fees	3,606
Insurance premiums	5,804
Distribution services fees--
Advisor Class of Shares	160,613
Miscellaneous	19,015

Total expenses	6,324,872

Deduct--
Waiver of investment adviser fee	(462,008)

Net expenses	5,862,864

Net investment income	20,260,866

Net Realized Loss on Investments:
Net realized loss on investment transactions	(388,321)

Change in net assets resulting from operations	$ 19,872,545

Statement of Changes in Net Assets

	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002
Increase (Decrease) in Net Assets
Operations--
Net investment income	$ 20,260,866	$ 62,351,647
Net realized loss on investment transactions	(388,321)	(7,007)

Change in net assets resulting from operations	19,872,545	62,344,640

Distributions to Shareholders--
Distributions to shareholders from net investment income
Investor Class of Shares	(12,434,233)	(37,389,606)
Advisor Class of Shares	(514,134)	(2,174,238)
Institutional Class of Shares	(7,312,499)	(22,787,803)

Change in net assets resulting from distributions to shareholders	(20,260,866)	(62,351,647)

Capital Stock Transactions--
Proceeds from sale of shares	4,689,488,282	10,014,120,035
Net asset value of shares issued to shareholders in payment of dividends declared	5,042,218	16,309,836
Cost of shares redeemed	(4,293,337,102)	(9,888,216,033)

Change in net assets resulting from capital stock transactions	401,193,398	142,213,838

Change in net assets	400,805,077	142,206,831
Net Assets:
Beginning of period	2,881,806,262	2,739,599,431

End of period	$ 3,282,611,339	$ 2,881,806,262

Financial Highlights--Institutional Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income	Dividends to shareholders from net investment income	Net asset value, end of period		Ratios to Average Net Assets			Net assets, end of period (000 omitted)
					Total return (1)	Expenses	Net investment income	Expense waiver (2)
2000 (3)	$ 1.00	0.03	(0.03)	$ 1.00	2.63%	0.24%(4)	6.51%(4)	0.05%(4)	$ 141,909
2001	$ 1.00	0.05	(0.05)	$ 1.00	5.58%	0.21%	4.98%	0.05%	$ 914,693
2002	$ 1.00	0.02	(0.02)	$ 1.00	2.25%	0.20%	2.24%	0.04%	$ 910,196
2003 (5)	$1.00	0.01	(0.01)	$1.00	0.75%	0.20%(4)	1.50%(4)	0.03%(4)	$1,099,954

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(3) Reflects operations for the period from April 3, 2000 (start of performance) to August 31, 2000.

(4) Computed on an annualized basis.

(5) For the six months ended February 28, 2003 (unaudited).

February 28, 2003 (unaudited)

Notes to Financial Statements

1. Organization

Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of eleven diversified portfolios. The financial statements included herein are only those of Marshall Money Market Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal.

The Fund offers three classes of shares: Investor Class of Shares, Advisor Class of Shares and Institutional Class of Shares. The Financial Highlights of Investor Class of Shares and Advisor Class of Shares of the Funds are presented in separate semi-annual reports.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuations--Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. The Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expense of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization--All premiums and discount are amortized/accreted.

Federal Taxes--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held at February 28, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost
GE Life & Annuity Assurance Co.	4/22/2000	$ 75,000,000
Monumental Life Insurance Co.	8/2/1993-11/30/1993	40,000,000
Monumental Life Insurance Co.	10/15/1996	10,000,000
Monumental Life Insurance Co.	1/4/2000	25,000,000
Travelers Insurance Co.	1/19/2001	50,000,000

Other--Investment transactions are accounted for on a trade date basis.

3. Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 2003, the capital paid-in for the Fund was $3,283,152,489.

Transactions in capital stock were as follows:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
Investor Class	Shares	Amount	Shares	Amount
Shares sold	2,602,668,703	$ 2,602,668,703	5,427,591,574	$ 5,427,591,574
Shares issued to shareholders in payment of distributions declared	3,103,573	3,103,573	11,415,196	11,415,196
Shares redeemed	(2,387,119,653)	(2,387,119,653)	(5,278,253,683)	(5,278,253,683)

Net change resulting from Investor Class of Shares transactions	218,652,623	$ 218,652,623	160,753,087	$ 160,753,087

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
Advisor Class	Shares	Amount	Shares	Amount
Shares sold	101,165,558	$ 101,165,558	281,645,796	$ 281,645,796
Shares issued to shareholders in payment of distributions declared	455,183	455,183	2,132,999	2,132,999
Shares redeemed	(108,963,372)	(108,963,372)	(297,823,697)	(297,823,697)

Net change resulting from Advisor Class of Shares transactions	(7,342,631)	$ (7,342,631)	(14,044,902)	$ (14,044,902)

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
Institutional Class	Shares	Amount	Shares	Amount
Shares sold	1,985,654,021	$ 1,985,654,021	4,304,882,665	$ 4,304,882,665
Shares issued to shareholders in payment of distributions declared	1,483,462	1,483,462	2,761,641	2,761,641
Shares redeemed	(1,797,254,077)	(1,797,254,077)	(4,312,138,653)	(4,312,138,653)

Net change resulting from Institutional Class of Shares transactions	189,883,406	$ 189,883,406	(4,494,347)	$ (4,494,347)

Net change resulting from Fund Share transactions	401,193,398	401,193,398	142,213,838	$ 142,213,838

4. Federal Tax Information

At August 31, 2002, the Fund had a capital loss carryforward of $145,822, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$ 145,822

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--M&I Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.15% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee--Marshall & Ilsley Trust Company N.A. ("M&I Trust"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to M&I Trust is based on the Fund's average daily net assets ("ADNA") as follows:

Maximum Fee	Fund's ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

Federated Administrative Services is the sub-administrator and will be paid by M&I Trust, not by the Fund.

Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of shares of the Fund's Advisor Class of Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund's Advisor Class of Shares (except Money Market Fund's Advisor Class of Shares which may accrue to 0.30%) annually, to compensate Edgewood Services, Inc.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Marshall Investor Services ("MIS"), a division of M&I Trust, the Fund will pay MIS up to 0.25% of average daily net assets of the Fund's Investor and Advisor Class of Shares for the period. The fee paid to MIS is used to finance certain services for shareholders and maintain shareholder accounts. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--M&I Trust is the Fund's custodian. M&I Trust receives fees based on the level of each Fund's average daily net assets for the period.

General--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning each
Fund's objective and policies, management fees, expenses, and other information.

[Logo of Marshall Funds]

Marshall Investor Services
P.O. Box 1348
Milwaukee,Wisconsin 53201-1348
800-236-FUND(3863)
TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com
Edgewood Services, Inc., Distributor I-25800(4/03)
M&I Investment Management Corp., Investment Adviser
©2003 Marshall Funds, Inc.

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